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                               [LOGO] BB&T Funds

                                   [GRAPHIC]


                                  Semi-Annual
                                         Report
                                             To Shareholders
                                  March 31, 2002

BB&T FUNDS
TABLE OF CONTENTS

Management Discussion of Performance
   Message from the President and Investment Adviser........   1

Fund Summary
   Balanced Fund............................................   3
   Large Company Value Fund.................................   4
   Large Company Growth Fund................................   5
   Mid Cap Value Fund.......................................   6
   Mid Cap Growth Fund......................................   7
   Small Company Growth Fund................................   8
   International Equity Fund................................   9
   Short U.S. Government Income Fund........................  10
   Intermediate U.S. Government Bond Fund...................  11
   Intermediate Corporate Bond Fund.........................  12
   North Carolina Intermediate Tax-Free Fund................  13
   South Carolina Intermediate Tax-Free Fund................  14
   Virginia Intermediate Tax-Free Fund......................  15
   West Virginia Intermediate Tax-Free Fund.................  16
   Prime Money Market Fund..................................  17
   U.S. Treasury Money Market Fund..........................  18
   Capital Manager Funds....................................  19

Financial Statements
   Balanced Fund............................................  21
   Large Company Value Fund.................................  30
   Large Company Growth Fund................................  38
   Mid Cap Value Fund.......................................  46
   Mid Cap Growth Fund......................................  54
   Small Company Growth Fund................................  62
   International Equity Fund................................  71
   Short U.S. Government Income Fund........................  79
   Intermediate U.S. Government Bond Fund...................  85
   Intermediate Corporate Bond Fund.........................  93
   North Carolina Intermediate Tax-Free Fund................ 101
   South Carolina Intermediate Tax-Free Fund................ 107
   Virginia Intermediate Tax-Free Fund...................... 113
   West Virginia Intermediate Tax-Free Fund................. 119
   Prime Money Market Fund.................................. 126
   U.S. Treasury Money Market Fund.......................... 135
   Capital Manager Conservative Growth Fund................. 142
   Capital Manager Moderate Growth Fund..................... 149
   Capital Manager Growth Fund.............................. 156
   Capital Manager Aggressive Growth Fund................... 163

Notes to Financial Statements............................... 170

   MESSAGE FROM THE PRESIDENT AND THE INVESTMENT ADVISOR



Dear Shareholders:

We are pleased to send you this semi- annual report for the six months ended March 31, 2002, a time when investors overcame uncertainty about the U.S. economy, and fear spawned by global terrorism, to drive stock prices markedly higher.

It was also a time of significant news for the BB&T Funds:

.. Assets under management exceeded $4 billion. The Funds' total asset base maintained consistent growth. This was due partly to strong performance in our equity funds and partly to inflows from current and new shareholders. At BB&T, we take this news as an endorsement of our sensible investing approach and we are heartened by this support.

..  We changed management of the BB&T Small Company Growth Fund. Effective April
   1, 2002, the BB&T Growth Equity Portfolio Management Team assumed day-to-day responsibility for our Small Company Growth Fund. Quite frankly, we have not been satisfied with the Fund's performance and believe that a new strategic approach--focusing on making the portfolio more representative of its benchmark, the Russell 2000 Index/1/--will be productive.

.. A new management structure was implemented. Keith Karlawish, formerly director of the Fixed Income Management Team and portfolio manager of the BB&T Intermediate U.S. Government Bond Fund, was named president and chief investment officer of BB&T Asset Management, LLC. In his new capacity, Keith will oversee management of the BB&T Funds. Keith succeeded David McMahon, who was named economist for the BB&T Funds Management Group. Robert Millikan, who will serve as director of the Fixed Income Management Team, assumed Keith's former responsibilities.

It is fitting that these events took place during the last six months, as the financial markets, along with American society at large, struggled to regain a sense of equilibrium following the events of September 11.

Stocks broke through the gloom and uncertainty while bonds tread water

The period began less than three weeks after the terrorist attacks in New York, Washington and Pennsylvania and only a handful of trading days after a rattled stock market hit fresh lows.

However, the financial markets are forward-looking institutions; they often anticipate, and react to, events and conditions that are three to six months down the road. So perhaps it was no great surprise that investors looked ahead to a possible economic recovery in 2002 and, starting the last week in September began buying stocks with enthusiasm. Throughout 2001's fourth calendar quarter, nearly every market sector rose sharply.

Prospects for an economic recovery were buoyed by the Federal Reserve Board's (the "Fed") persistent campaign to make money cheaper to borrow and to inject a continual supply of fresh liquidity into the marketplace. Since January 2001, the Fed had been cutting short-term interest rates dramatically, and it continued to do so throughout our reporting period, eventually taking the fed funds rate down to 40-year lows.

Just as stocks do not decline forever, nor can they rise without pause. The rally faded as the New Year dawned, and the first three months of 2002 saw the stock market struggle with fresh concerns. Nevertheless, the S&P 500 Index/1/ was up 10.99% for the full six-month period, and many of our BB&T Funds benefited accordingly.

In the fixed-income market, bond prices fluctuated as a result of interest-rate volatility. With the Fed cutting rates, investors might think that bond prices across the board should have risen (bonds often rise in value as interest rates fall), but there is not always a direct correlation between Fed activity at the short end of the yield curve and market-set rates at the middle and long segments of the yield curve.

Further compromising bond prices was the simple fact that the stock market was rising. When stocks go up, many investors are drawn away from fixed-income securities and back into equities. This exodus reduces demand for bonds, which naturally translates into lower bond prices.

The coming months will demand diligence and careful investment decisions

Two years ago, when the stock market was booming--especially in the technology sector--investors cared little about risk. Now, with the collapse of the tech boom and troublesome questions about the threat of terrorism and its impact on our economy, everyone is focused on the risk inherent in the stocks they own.

We understand these concerns and acknowledge their validity. We also are worried about high valuations in some market sectors. At the same time, we are

 /1/The Russell 2000 Index is a market capitalization weighted index comprised of 2,000 of the smallest stocks (on the basis of capitalization) whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange, and NASDAQ. The Standard & Poor's 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. These indices are unmanaged and do not reflect the fees generally associated with a mutual fund. Investors cannot directly invest in an index, however they can invest in its underlying securities.

modestly optimistic about the opportunities we see in the stock market. We are long-term investors, and as such, believe that prudent investments can appreciate significantly over time.

With the BB&T Funds, our shareholders can invest in a broad selection of equity and fixed-income sectors and styles, with risk/reward characteristics to fit virtually any set of investment objectives and time horizons. In the months ahead, we expect the economy to continue its steady recovery, which should help to produce moderately higher corporate earnings--always a positive factor for stocks.

In the fixed-income market, slowing rising interest rates could pressure bond prices, but our portfolio managers are taking steps to potentially enhance yield and manage volatility wherever possible.

In recent months, our country has responded to a crisis with resolve and fresh strength. At the BB&T Funds, we are committed to applying these same qualities to providing you with productive, sensible investing opportunities.

If you have any questions about your accounts or the BB&T Funds in general, please feel free to speak with your BB&T investment professional, or call us at 1-800-453-7348.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
President
BB&T Funds

/s/ Keith F. Karlawish

Keith F. Karlawish
President and Chief Investment Officer
BB&T Asset Management, LLC

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Funds are distributed by BISYS Fund Services LP. The BB&T Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, BB&T Asset Management, LLC or its affiliates. Investment products involve investment risk, including the possible loss of principal.

  BB&T BALANCED FUND


PORTFOLIO MANAGERS                                           PORTFOLIO MANAGERS' PERSPECTIVE

The Balanced Portfolio Management Team                       "This Fund is positioned to pursue opportunities as they arise
David Ellis (director),                                      in the marketplace to seek optimum returns in any given
Keith F. Karlawish, CFA,                                     investment climate. Our stocks are those of well-established
Richard B. Jones, CFA and James L. Luke, CFA.                companies that pay high dividends, but also have low prices relative to the earnings they are expected to generate. In
The BB&T Balanced Fund is managed by a team of equity        terms of bonds, we look for the best risk/reward tradeoff,
investment managers who together bring over 70 years of      which usually keeps our average maturity in the three- to
investment management experience to the Fund and a broad     10-year range. We also pay special attention to risk. While
range of specialized skills encompassing value stocks,       we don't avoid risk, we manage it through extensive research
growth stocks and fixed-income securities.                   and diversification across many economic sectors."

================================================================================

Stocks and bonds passed each other while moving in opposite directions

At the end September 2001, we entered the period feeling relatively constructive about the U.S. economy. Despite the broad pessimism produced by the events of September 11, which obviously took place just before the end of our last reporting period, we have begun to see economic reports support our optimism.

Since the beginning of 2002, a number of signs have pointed to the fact that the Fed's 11 interest-rate cuts are beginning to take hold in a positive manner. Another potential boost to the economy is an indirect result of September 11; following the terrorist attacks, many companies put capital spending on hold, but they are now resuming such projects, which is injecting money into many sectors.

With the markets discounting, or looking forward to, an economic recovery in 2002, stocks rose in the last calendar quarter of 2001. While the market has been mostly flat for the first three months of 2002, the surge following September lows was a strongly positive factor for the equity portion of our Fund.

Bonds, on the other hand, faced an increasingly challenging environment. Intermediate- and long-term yields rose, which dampened bond prices. In addition, the rising stock market made equities attractive again, with many investors selling bonds and buying stocks.

Such activity is a perfect illustration of the value of a fund such as ours. Because market sentiment can bounce dramatically between stocks and bonds, owning shares of a fund that balances its assets among many different stocks and bonds can help you participate in productive opportunities in both asset classes, while potentially moderating the volatility that either asset class experiences. In our previous reporting period, bonds were winners. In this most recent six months, stocks took the lead.

As of March 31, 2002, approximately 61% of the portfolio's holdings was invested in stocks, 33% in fixed-income holdings and 6% in cash and cash equivalents. The Fund's top five equity holdings were Johnson & Johnson (1.30% of the Fund's net assets), ChevronTexaco Corp. (1.27%), Microsoft Corp. (1.08%), IBM Corp. (1.07%) and Fannie Mae (1.02%)./1/

The Fund's fixed-income holdings were invested in U.S. Treasury, government agency, mortgage-backed and corporate securities. The average credit quality was AAA./1/

The economy is edging into recovery

In recent months, economic reports have pointed to an economy that is better than it was last fall, and improving. However, investors are still skittish, as they ponder whether corporate earnings, which have been weak, can rebound and sustain a recovery. We do expect that earnings will come through in the months ahead, and we believe that the Fed will help sustain a recovery by not leading interest rates higher prematurely.

As the economy continues to rebound, we expect to find promising opportunities among what we would term "fallen angels," high-quality companies whose stock prices do not reflect what we feel are their true value. Among fixed-income sectors, we will carefully favor higher-yielding securities that still offer relatively high safety.

                 AVERAGE ANNUAL TOTAL RETURNS    As of 3/31/02

                              INCEPTION     1     5      SINCE
                                DATE       Year  YEAR  INCEPTION
                 -----------------------------------------------
                 A Shares*     7/1/93     -2.39% 4.32%   6.68%
                 B Shares**    1/1/96/2/  -1.25% 4.61%   6.80%
                 C Shares***   2/1/01/3/   1.81% 4.58%   6.47%
                 Trust Shares  7/1/93      3.83% 5.82%   7.65%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) maximum of 5.00%.
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
/1/ The composition of the Fund's holdings is subject to change.
/2/ Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.
/3/ Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

BB&T LARGE COMPANY VALUE FUND

PORTFOLIO MANAGERS                                                 PORTFOLIO MANAGERS' PERSPECTIVE

The Value Equity Portfolio Management Team                         "Our diversified value approach to investing emphasizes the
Rick B. Jones, CFA (director),                                     stocks of seasoned, financially strong, large- to mid-sized
David Ellis, Buel S. Sears, CFA and Eric Farls, CFA.               companies that are trading at reasonable valuations. We are value managers, but we also use specific momentum factors to aid in the
The BB&T Large Company Value Fund is managed by a team of          timing of investment decisions. We also utilize both quantitative
equity investment managers who together bring over 60 years of     and fundamental tools in our equity selection process. Finally,
investment management experience to the Fund, and a broad range    we consciously diversify the portfolios by economic sectors,
of equity management skills.                                       industry sectors and by individual holdings in order to manage risk."

================================================================================

The Fund benefited from a strong market and a preference for value stocks

The market in general was moderately strong during the last six months. Part of the surge in stock prices was because the market was coming off the lows reached in late September. Investors were also anticipating a recovery in corporate profits and a modest acceleration in Gross Domestic Product/4/ growth.

The Fund performed pretty much as we would have expected; it lagged the overall market modestly during the last calendar quarter of 2001, when stocks rose sharply, and it outperformed when the market stalled during the first three months of 2002.

Throughout the period, we repositioned the portfolio in sectors that we believed would benefit the most from an economic recovery. As we always do, we bought the stocks of high-quality companies that we considered to be reasonably priced. During the period, the sectors that performed best for us included industrials and consumer discretionary.

The worst-performing sector was telecommunications. Not coincidentally, in recent months, we have been adding to our telecommunications positions; due to the sharp decline in many telecom stocks, their valuations are more reasonable than they have been in years. With our long-term outlook (3-5 years), we feel that our telecommunications holdings might do very well.

As of March 31, 2002, the top five equity holdings in the Fund were Merck & Co., Inc., (2.44% of the Fund's net assets), Emerson Electric (2.31%), Bank of America Corp. (2.25%) and Exxon Mobil Corp. (2.18%), and Phillips Petroleum (2.17%)./1/

Our enthusiasm for near-term market performance is tempered by high valuations

In our last report to you, we wrote that we had positioned the portfolio to take advantage of an economic recovery. It now appears that either such a recovery is nearby, or we have already entered it. However, based on market valuations, which have risen in recent months, we feel the stock market is already pricing in an earnings recovery.

                  AVERAGE ANNUAL TOTAL RETURNS      AS OF 3/31/02

                               INCEPTION     1     5      SINCE
                  CLASS          DATE       YEAR  YEAR  INCEPTION
                  -----------------------------------------------
                  A Shares*     10/9/92     2.43% 8.22%  11.63%
                  B Shares**     1/1/96/2/  3.88% 8.56%  11.77%
                  C Shares***               7.91% 7.73%  10.42%
                  Trust Shares  10/9/92     8.97% 9.78%  12.61%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge, (maximum 5.00%).
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).

/1/ The composition of the Fund's holdings is subject to change.
/2/ Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.
/3/ Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.
/4/ The Gross Domestic Product is the measure of the market value of goods and services produced by labor and property in the United States.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T LARGE COMPANY GROWTH FUND

PORTFOLIO MANAGERS                                              PORTFOLIO MANAGERS' PERSPECTIVE

The Growth Equity Portfolio Management Team                     "We pursue stocks of large established growth companies
James L. Luke, CFA (Director of Growth Equity),                 in the major, fast-growing sectors of the market. We particularly
David P. Nolan, Charles Ryan, Cary Nordan, CFA,                 emphasize strong return on equity, earnings momentum
Deniz Solakoglu and Brandon Carl.                               and earnings surprises, which we believe are the important measures of a company's strength, and which ultimately
The BB&T Large Company Growth Fund is managed by a team of      help drive its stock price. We also employ certain valuation equity investment managers who together bring over 60 years of  measures to ensure we do not overpay for growth."
investment management experience to the Fund and a broad range of skills in growth stock investing.

================================================================================


We participated in the market's rebound, though not as strongly as our benchmark

The market generally is forward-looking, that is, stocks rise, or fall based on investors' expectations of the future, not necessarily present conditions. Thanks to the Fed's interest-rate cuts and the federal government's fiscal stimulus, investors generally believed that 2002 would see an upturn in economic activity, and the market rose in response to positive expectations.

As part of the general market recovery, which began in late September, just before the start of our reporting period, we saw a sharp rally in the technology sector. Investors favored companies they perceived capable of weathering the economic downturn and participating in an economic recovery. With a technology weighting close to that of our primary index, the Russell 1000 Growth Index,/2/ we shared in the upsurge in technology stocks.

At the same time, we did not keep pace with our benchmark, primarily because we maintained a moderately defensive posture and did not assume as much risk with high-volatility technology names.

After the rapid rise of the first three months of the period (the last calendar quarter of 2001), we saw consolidation in the market, which was generally flat for the period's latter three months. Global instability, rising energy prices and indifferent corporate earnings conspired to let the air out of the year-end rally.

As of March 31, 2002, the top five equity holdings in the Fund were Microsoft Corp. (3.15% of the Fund's net assets), Intel Corp. (3.03%), General Electric Co. (2.93%), Lowe's Companies, Inc. (2.79%) and Johnson & Johnson (2.56%)./1/

Volatility and uncertainty could buffet stocks in the near term

At present, we do not see a lot of leadership in the sectors we follow; this is very much a "market of stocks". Valuations in the technology sector are still relatively high, which could continue to result in extreme volatility, at least until the second half of the year, when earnings could improve. However, we do continue to favor consumer discretionary stocks, especially growth retail companies such as Best Buy, Inc. (2.52% of the Fund's net assets), Target Corp. (1.13%) and Bed Bath & Beyond, Inc. (1.12%). We believe consumer spending will go up in the next six to 12 months, though at a slower pace than in the recent past./1/

AVERAGE ANNUAL TOTAL RETURNS                                  AS OF 3/31/02

                                              INCEPTION      1      SINCE
CLASS                                           DATE        YEAR  INCEPTION
---------------------------------------------------------------------------
A Shares*                                      10/3/97     -9.27%   0.42%
B Shares**                                     10/3/97     -8.25%   0.67%
C Shares***                                                -5.39%   1.05%
Trust Shares                                   10/3/97     -3.43%   1.99%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) maximum of 5.00%.
*** Reflects the maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
/1/ The composition of the Fund's holdings is subject to change.
/2/ The Russell 1000 Growth Index is an unmanaged index which, measures the performance of the securities found in the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the fees generally associated with a mutual fund. Investors cannot directly invest in an index, however they can invest in its underlying securities.
/3/ Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class B Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T Mid Cap Value Fund

PORTFOLIO MANAGERS                                              PORTFOLIO MANAGERS' PERSPECTIVE

The Value Equity Portfolio Management Team                      "We seek to provide our shareholders three important
Rick B. Jones, CFA (director),                                  investment benefits: current income, long-term growth of
David Ellis, Buel S. Sears, CFA and Eric Farls, CFA.            capital and a commitment to controlling volatility. We diversify among economic sectors, industries and individual companies,
The BB&T Mid Cap Value Fund is managed by a team of equity      with no more than 5% of the portfolio invested in any single
investment managers who together bring over 60 years of         security. We take a hard look at how companies in different investment management experience to the Fund, and a broad range industries can have similar risk profiles and we build our
of equity management skills.                                    portfolio with an awareness of these correlations. We also provide value to our shareholders by stressing low turnover, which can both lower costs and improve tax efficiency."



================================================================================

'Value' still mattered, even as the broader market recovered

Broad diversification and a commitment to controlling volatility, along with an enduring focus on value, led to the Fund's success during the period. Continuing a longer-term trend that stretches back to the beginning of 2001, our performance was enhanced by exposure to well-positioned, mid-size companies in the industrial, financial and health-care sectors.

Many of our holdings were in the stocks of "defensive" companies, whose underlying fundamentals looked attractive to us before the period began and whose prices rose as the market recognized the companies' respective values. These were companies with reasonable valuations, solid customer bases, and sufficient financial strength to take advantage of business opportunities, in good times and bad.

We also benefited from our investment style and the sectors we favor. The mid-cap area has enjoyed a generally upward move since March 2000, when much of the market--especially large-cap technology issues--started to decline sharply. Even better, as far as our shareholders are concerned, value stocks have mainly outperformed growth names, though growth did rebound during the first three months of our reporting period.

As of March 31, 2002, the top five equity holdings in the Fund were Jefferson-Pilot Corp. (3.23% of the Fund's net assets), Kerr-McGee Corp. (2.39%), SPX Corp. (2.13%), ALLTELL Corp. (1.96%) and Becton, Dickinson & Co. (1.77%)./1/

In the months ahead, this will continue to be a 'stock-picker's market'

Looking ahead, we are bullish on the industrial and health-care sectors. Many of our industrial holdings have appreciated significantly over the last year, but we believe the sector still has room for additional growth and price appreciation. As the economy recovers, the demand for durable goods will pick up. Health care is a different story. Many health care companies, especially those producing generic drugs, have suffered recently. However, at today's prices, we are adding to our health care positions; we believe the sector offers attractive opportunities in the months and years ahead.

We believe that stock-picking skills will be more important in the year ahead than they were when we emerged from our last recession in 1991. Stocks were priced more reasonably back then. The ability to pick the "right" stocks will be essential to successfully investing in 2002 and into 2003.


               AVERAGE ANNUAL TOTAL RETURNS        AS OF 3/31/02

                             INCEPTION     1      5      SINCE
               CLASS           DATE       YEAR   YEAR  INCEPTION
               -------------------------------------------------
               A Shares*     8/1/96/2/    9.66% 10.76%  11.71%
               B Shares**   7/25/01/2/   11.72% 11.16%  11.95%
               C Shares***  7/25/01/2/   14.62% 11.27%  12.03%
               Trust Shares  8/1/96/2/   16.71% 12.37%  13.15%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge, (maximum 5.00%).
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
/1/ The composition of the Fund's holdings is subject to change.
/2/ Performance shown for Class A and Trust Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions . A portion of the Fund's fees was waived; the performance quoted would have been lower had these waivers not been in effect. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and had been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T MID CAP GROWTH FUND (FORMERLY CAPITAL APPRECIATION FUND)

PORTFOLIO MANAGERS                                               PORTFOLIO MANAGERS' PERSPECTIVE

The Growth Equity Portfolio Management Team.                     "Mid-cap stocks can play an important role in an investor's asset
David P. Nolan (Mid-cap lead)                                    allocation strategy. The mid-cap sector represents the 'sweet spot'
James L. Luke, CFA (Director of Growth Equity), Charles Ryan,    of the life cycles of many companies; these companies are more
Cary Nordan, CFA, Deniz Solakoglu, and Brandon Carl.             seasoned than they were in their small-cap days-their managers have learned to overcome significant hurdles while gaining critical
The BB&T Mid Cap Growth Fund is managed by a team of equity      experience-and have reached the point where their businesses are
investment managers who together bring over 60 years of          expanding rapidly. Because this is the time when companies achieve investment management experience to the Fund, and a broad range  the most rapid growth period in their life cycles, we believe mid
of equity management skills.                                     caps can offer tremendous potential for revenue accleration and price appreciation."

================================================================================

We experienced strength across a broad range of sectors

The Fund underperformed its benchmark, the Russell MidCap Growth Index/3/ during the first three months of the period, the last calendar quarter of 2001, in what was a time of transition; we divested ourselves of large-capitalization holdings in order to focus more completely on the mid-cap sector. After the transition was completed, the Fund significantly outperformed its benchmark with a 1.09% total return (without sales load)+ in comparison to a -1.77% return for the Fund's benchmark for the quarter ended March 31, 2002.

In recent months, we have had particular success in sectors such as retail, health-care, and semiconductors. We also enjoyed solid gains in computer services companies Concord EFS, Inc. (2.92% of the Fund's net assets), SunGard Data Systems, Inc. (1.62%) and Affiliated Computer Services, Inc. (2.11%), along with education companies Apollo Group, Inc. (1.46%) and Career Education Corp. (1.49%)./1/ The entire education sector slumped last year on fears that the recession would cause a greater number of student loan defaults. Once that perception changed, many education stocks came roaring back.

Finally, a powerful group of stocks included online reservations companies such as Expedia, Inc. (2.70%), Hotel Reservations Network, Inc. (1.48%) and Sabre Holdings Corp. (0.98%). Even with September 11, these companies barely missed a beat in maintaining their business trends.

As of March 31, 2002, the top five equity holdings in the Fund were Concord EFS, Inc. (2.92%), Expedia, Inc. (2.70%), Symantec Corp. (2.59%), TJX Companies, Inc. (2.51%) and Affiliated Computer Services, Inc. (2.11%)./1/

We maintain a widely diversified portfolio

Currently, the portfolio is market-weighted, compared to the Russell MidCap Growth Index./3/ We are not overexposed in any one area. With the economy recovering and oil prices rising, we did go from a zero-percent weighting to a 3% weighting in energy stocks--mostly oil-field service companies, because they are leveraged to benefit from an increase in oil prices. We are also bullish on the retail sector, as the American consumer has decided to start spending money again.

While we would be concerned if the economy were to overheat or slip back into recession, we are moderately comfortable with the current state of affairs--in which companies report earnings that are, on average, in the high single digits. In this environment, money can be made in the stocks of the right companies. We remain confident that our investment discipline will enable us to uncover mid-cap companies with uncommon growth potential.

               AVERAGE ANNUAL TOTAL RETURNS        AS OF 3/31/02

                             INCEPTION    1       5      SINCE
               CLASS           DATE      YEAR    YEAR  INCEPTION
               -------------------------------------------------
               A Shares*    12/30/93/2/ -11.18%  8.57%  10.06%
               B Shares**    7/25/01/2/  -9.97%  8.88%   9.95%
               C Shares***   7/25/01/2/  -7.25%  9.05%   9.97%
               Trust Shares  12/1/93/2/  -5.58% 10.11%  11.04%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge, (maximum 5.00%).
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
+ With the maximum sales load of 5.75%, the Fund's quarter end total return for March 31, 2002 was -4.69%.
/1/ The composition of the Fund's holdings is subject to change.
/2/ Fund performance as shown for Class A and Trust Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T MidCap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares 12b-1 fees and expenses. With those adjustments, performance would be lower.
/3/ The benchmark for the Fund has changed from the S&P 500 Stock Index to the Russell MidCap Growth Index to provide a better comparison to the Fund's investment portfolio. The Russell MidCap Growth Index is an unmanaged index which measures the performance of the securities in the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the fees generally associated with a mutual fund. Investors cannot directly invest in an index, however they can invest in its underlying securities.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T SMALL COMPANY GROWTH FUND+

PORTFOLIO MANAGER                                 PORTFOLIO MANAGERS' PERSPECTIVE

The Growth Equity Portfolio Management Team       "Small companies are vastly different, in may ways, from larger
James L. Luke, CFA (Director of Growth Equity),   corporations, and successfully investing in the small-cap sector -
David P. Nolan, Charles Ryan, Cary Nordan, CFA,   which we define as companies having market capitalizations under
Deniz Solakoglu and Brandon Carl.                 $2 billion - requires special care and discipline. With small stocks, for example, the risk we confront in more company-specific than
The BB&T Small Company Growth Fund is managed     market-related; these stocks tend to move more on news about their
by a team of equity investment managers who       individual company or on industry dynamics than do larger stocks.
together bring over 60 years of investment        There also is less efficiency in the pricing of small-company stocks.
management experience to the Fund and a broad     All these factors make small-company stocks more risky, yet they are
range of skills in growth stock investing.        laden with enormous opportunities for long-term growth and stock-price appreciation. Investors should never forget that from small companies with promising ideas, come large companies with dominant market positions."

================================================================================

We are actively taking steps to reposition the Fund

The shares of small-capitalization companies tend to do well in the face of an economic recovery and recent months have been no exception; as investors have looked forward to an end of the U.S. recession, the small-cap sector has performed well, which has helped the Fund begin to rebound somewhat from its below-average return for the period as a whole.

One reason we have changed day-to-day management of the Fund is that we want the portfolio to be more representative of its asset class, as measured by its primary benchmark, the Russell 2000 Index./4/ We have a firm plan to accomplish this objective. Over the next few months, we will reduce our number of holdings. We will also attempt to reduce sector overweighting, relative to our benchmark. For example, at the end of the period, the Fund was significantly overweighted in the consumer sectors and underweighted in technology stocks; we will soon adjust these asset allocations so that the Fund is more sector-neutral. Although our current policy is to be close to sector-neutral, there will be times when sectors will be overweighted or underweighted, but not to an extreme degree.

We also intend to moderate the Fund's turnover rate, which is measured as a percentage of the Fund's assets that are bought or sold in a given year. We believe that a lower turnover rate could effectively reduce expenses.

As of March 31, 2002, the top five equity holdings in the Fund were Ball Corp. (2.99% of the Fund's net assets), Photon Dynamics, Inc. (1.64%), Linens 'n Things, Inc. (1.61%), Radio One, Inc. (1.52%) and Cumulus Media, Inc. (1.50%)./1/

Small caps should do well in the months ahead

The economy is in a recovery mode. We had a very mild recession, with the deepest part of the downturn centered on a relatively narrow segment of telecommunication and e-commerce companies.

Generally, the share prices of small companies are driven more by company-specific news and less by market news, than larger companies. As we noted above, we feel in a growing economy, small-cap stocks can do well. Looking ahead to the rest of 2002, we believe the sectors represented by our holdings offer attractive opportunities. These sentiments have been borne out by recent market performance and we feel that there is a significant amount of growth left in our part of the market.

                AVERAGE ANNUAL TOTAL RETURNS       AS OF 3/31/02

                             INCEPTION     1      5      SINCE
                CLASS          DATE       YEAR   YEAR  INCEPTION
                ------------------------------------------------
                A Shares*     12/7/94    -25.22% 1.99%   8.15%
                B Shares**     1/1/96/2/ -24.37% 2.34%   8.34%
                C Shares***    2/1/01/3/ -21.15% 1.47%   7.76%
                Trust Shares  12/7/94    -20.44% 3.47%   9.32%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) maximum of 5.00%.
*** Reflects the maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
  + Small-capitalization funds typically carry additional risk, since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
/1/ The composition of the Fund's holdings is subject to change.
/2/ Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares Contingent Deferred Sales Charge (CDSC), but does not include any 12b-1 fees, which, if reflected, performance would have been lower.
/3/ Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.
/4/ The Russell 2000 Index is an unmanaged market capitalization weighted index comprised of 2,000 of the smallest stocks (on the basis of capitalization) whose common stock is traded in the U.S. on the N.Y. Stock Exchange, American Stock Exchange, and NASDAQ. The index does not reflect the fees generally associated with a mutual fund. Investors cannot directly invest in an index, however they can invest in its underlying securities.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T International Equity Fund+

PORTFOLIO MANAGER                                                  PORTFOLIO MANAGERS' PERSPECTIVE

Kenneth Anderson and Will Low BlackRock International, Ltd.        "Opportunities are plentiful overseas. The whole technological revolution, which has powered the U.S. economy, is in its infancy
The BB&T International Equity Fund is co-managed by Mr.            in international markets. Relatively solid economic growth,
Anderson and Mr. Low, each a director and international equity     fueled by low inflation, is starting to take hold in much of portfolio manager for BlackRock International, Ltd., subadvisor to Europe, Asia and Latin America. However, a disciplined,
the Fund. Mr. Anderson earned BA and MPhil degrees in              well-defined investment process is required to capture companies
economics at Strathclyde and Cambridge Universities, and has 14    with strong growth potential, while mitigating risk at the same years of experience as a portfolio manager and equity analyst. Mr. time. By investing in an international fund such as ours,
Low received a B.Sc. degree, with honors from the University of    investors can share in the financial success of many companies
Edinburgh and has managed funds and trusts since 1990.             outside the U.S., while adding foreign diversification to their portfolios."

================================================================================

Global markets rose as investors returned to stocks

The last six months represented a very interesting, and tumultuous, time in the world at large, and in the financial markets. Our reporting period began just after the events of Sept. 11, which depressed already negative investor enthusiasm and impacted global economies that had already been slowed by the downturn in the U.S. economy.

In response to these conditions, many of the world's central banks took two significant steps. First, they aggressively cut the cost of borrowing money and second, they dramatically increased the supply of money. The net result was a significant amount of free liquidity in the world's financial systems, and much of that new liquidity found its way into financial assets.

At the Fund, we decided in late September and early October that the time was right to prudently raise our risk exposure, and our opportunity to generate greater gains. This followed a period during which the portfolio was positioned more defensively, due to equity overvaluations and economic uncertainty. However, by early autumn, we felt that the shares of some blue-chip companies, including a number in the technology sector, had been driven down to such levels that they offered attractive opportunities.

Since then, we enjoyed a sharp rally during the last three months of 2001 and a rather flat first calendar quarter in 2002. The free liquidity we noted earlier helped boost stock prices throughout much the world. International markets, excluding Japan, behaved pretty much the same as the U.S. market.

Japan has been a more complex matter. Not only has Japan been affected by the global economic cycle, but also its own structural, economic problems have been working their way through the financial system, culminating in recent months. We have seen problems especially in Japan's banking system, which is suffering from a large number of non-performing loans, and incorrect pricing between risk and lending. All of which has resulted in falling stock prices and a credit crunch that has made corporate borrowing much more difficult.

As of March 31, 2002, approximately 54.7% of the Fund's holdings was invested in Continental Europe, 15.6% in Japan, 15.3% in the United Kingdom, 7.2% in the world's emerging markets, 3.4% in other Pacific Basin countries and 3.8% in cash and cash equivalents./1/

The Fund's top five equity holdings were BP PLC (4.26% of the Fund's net assets), Total Fina ELF SA (3.06%), Elsevier N.V. (2.91%), Aventis SA (2.80%) and UBS AG (2.76%)./1/

We are cautious over the next six to 12 months

Going forward, we are taking a relatively cautious stance with regard to the global economy. The initial signs of a recovery are in place, and inventory replenishment is under way in many industries, all of which we believe should lead to a rise in Gross Domestic Product/3/ data in the latter part of 2002. However, international investors already have discounted this recovery, which does not leave a great deal of room for a further rise in equity prices. In addition, pricing power in many sectors is going to be suppressed; in the current environment, it is hard to push through sharp price increases. Consequently, we agree with many analysts that there would be a rebound in many of the world's economies, but perhaps not to the extent anticipated by the equity markets.

Still, we believe there is significant value in investing internationally in the months and years ahead. Foreign markets are unlikely to be as closely correlated to the U.S. market, which means that a fund such as ours can provide valuable diversification to equity investors.

                AVERAGE ANNUAL TOTAL RETURNS      AS OF 3/31/02

                             INCEPTION    1       5      SINCE
                CLASS          DATE      YEAR    YEAR  INCEPTION
                ------------------------------------------------
                A Shares*     1/2/97    -15.13% -0.99%  -0.32%
                B Shares**    1/2/97    -14.23% -0.69%  -0.05%
                C Shares***   2/1/01/2/ -10.66% -0.52%   0.12%
                Trust Shares  1/2/97     -9.78%  0.45%   1.09%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) of 5.00%.
*** Reflects the maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
+   International investing involves increased risk and volatility.
/1/ The composition of the Fund's holdings is subject to change.
/2/ Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class B Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.
/3/ The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T SHORT U.S. GOVERNMENT INCOME FUND

PORTFOLIO MANAGERS                                                PORTFOLIO MANAGERS' PERSPECTIVE

The Fixed Income Portfolio Management Team                        "This high-guality bond fund is geared toward investors
Keith F. Karlawish, CFA (director),                               looking for current income to meet their short-term needs.
Joseph D. Jackson, CFA, Kevin E. McNair, CFA                      We seek to provide value by rotating among the different
and Robert F. Millikan, CFA and W. Bishop Jordan                  sectors of the taxable, fixed-income market (Treasuries,
                                                                  mortgages, corporates, and agencies). We accomplish this
The BB&T Short U.S. Government Income Fund is managed by an       by purchasing securities that offer the most potential for
investment management team who together bring over 30 years of    relative outperformance, and limiting movements in the
investment management experience to the Fund, along with a        portfolio's duration withina a relatively tight band."
broad range of specialized skills encompassing a cross-section of fixed-income sectors.

================================================================================

Despite lower rates, the market was flat

Taking steps to "insure" that the economy could continue its emerging recovery from last year's recession, the Fed lowered short-term interest rates three times during the period, for a total reduction of 125 basis points (1.25%). At this level, the Fed Funds rate--the rate banks charge one another for overnight loans--touched a 40-year low.

In such a positive interest-rate environment, bonds normally would be expected to do very well; during the previous 12 months, when interest rates fell amid broad pessimism over the economy, nearly every type of fixed-income security posted strong returns, as did our two government funds. Nonetheless, during the most recent, six-month period, taxable bonds produced returns that were flat to lower.

Several factors kept bond prices in check. First, while the Fed sets short-term fixed rates (such as the fed funds rate), market forces establish, and constantly adjust, actively traded securities. And following a slew of reports that the economy was recovering--such a decline in initial unemployment claims, fourth-quarter growth in the Gross Domestic Product/2/ and increased activity in consumer buying, housing and manufacturing--yields on intermediate Treasury securities rose an average of 95 basis points (0.95%), a fairly significant rise during such a short period.

When yields rise, bond prices fall. Consequently, Treasuries with maturities of three years and longer lost money. This put particular pressure on the BB&T Intermediate U.S. Government Bond Fund, which primarily invests in securities with maturities longer than three years. However, our shorter-maturity fund, the BB&T Short U.S. Government Income Fund, was not affected as adversely.

The second significant factor that pressured bond prices was simply the strong performance of the stock market, especially during the first three months of the period (the last calendar quarter of 2001). Following the market's low on Sept. 21, stocks climbed sharply higher into early January. When the stock market looks attractive, investors tend to leave the relative safety of bonds for the growth potential of stocks, which precisely what happened for much of the last six months. Such an exodus led to falling prices for most types of bonds.

As of March 31, 2002, the effective duration of the Fund was 1.87.
Approximately 43% of the portfolio was invested in mortgage-backed securities, 29% in U.S. government agency securities, 15% in corporate debt and asset-backed securities, 10% in securities issued by the U.S. Treasury, and 3% in cash and cash equivalents. The portfolio's average credit quality was AAA./1/

We have reduced our Treasury holdings

In the current environment, we believe the most prudent route is to lower our interest rate sensitivity and our exposure to Treasuries, in favor of agency and mortgage-backed securities. As interest rates have risen, during the last three months in particular, this type of debt has performed well, and we expect this trend to continue in the near term. In summary, we believe a strategy that emphasizes yield and reduces interest rate sensitivity should produce better relative performance going forward.

                  AVERAGE ANNUAL TOTAL RETURNS       AS OF 3/31/02

                                              1     5      SINCE
                  CLASS                      YEAR  YEAR  INCEPTION
                  ------------------------------------------------
                  A Shares*    11/30/92      1.15% 5.15%   4.92%
                  Trust Shares 11/30/92      4.58% 6.06%   5.51%

*    Reflects 3.00% maximum sales charge.

 /1/ The composition of the Fund's holdings is subject to change.
 /2/ The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total returns for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND

PORTFOLIO MANAGERS                                                 PORTFOLIO MANAGERS' PERSPECTIVE

The Fixed Income Portfolio Management Team                         "Our process attempts to identify those securities and
Keith F. Karlawish, CFA (director), Joseph D. Jackson, CFA,        sectors that are most attractively priced, and offer the best
Kevin E. McNair, CFA, Robert F. Millikan, CFA and W. Bishop        potential for relative outperformance. We seek to provide
Jordan                                                             value by strategically investing along the yield curve and rotating among sectors (Treasuries, mortgages, corporates
The BB&T Intermediate U.S. Government Bond Fund is managed         and agencies), while keeping movements in the portfolio's
by an investment management team who together bring over 30        duration within a relatively tight band."
years of investment management experience to the Fund, along with a broad range of specialized skills encompassing a cross-
section of fixed-income sectors.

================================================================================

Despite lower rates, the market was flat

Taking steps to "insure" that the economy could continue its emerging recovery from last year's recession, the Fed lowered short-term interest rates three times during the period, for a total reduction of 125 basis points (1.25%). At this level, the Fed Funds rate--the rate banks charge one another for overnight loans--touched a 40-year low.

In such a positive interest-rate environment, bonds normally would be expected to do very well; during the previous 12 months, when interest rates fell amid broad pessimism over the economy, nearly every type of fixed-income security posted strong returns, as did our two government funds. Nonetheless, during the most recent six-month period, taxable bonds produced returns that were flat to lower.

Several factors kept bond prices in check. First, while the Fed sets short-term fixed rates (such as the fed funds rate), market forces establish, and constantly adjust, actively traded securities. Following a slew of reports that the economy was recovering--such a decline in initial unemployment claims, fourth-quarter growth in the Gross Domestic Product/4/ and increased activity in consumer buying, housing and manufacturing--yields on intermediate Treasury securities rose an average of 95 basis points (0.95%), a fairly significant rise during such a short period.

When yields rise, bond prices fall. Consequently, Treasuries with maturities of three years and longer lost money. This put particular pressure on the BB&T Intermediate U.S. Government Bond Fund, which primarily invests in securities with maturities longer than three years. However, our shorter-maturity fund, the BB&T Short U.S. Government Income Fund, was not affected as adversely.

The second significant factor that pressured bond prices was simply the strong performance of the stock market, especially during the first three months of the period (the last calendar quarter of 2001). Following the market's low on Sept. 21, stocks climbed sharply higher into early January. When the stock market looks attractive, investors tend to leave the relative safety of bonds for the growth potential of stocks, which is precisely what happened for much of the last six months. Such an exodus led to falling prices for most types of bonds.

As of March 31, 2002, the effective duration of the Fund was 4.34. Approximately 45% of the portfolio was invested in mortgage-backed securities, 22% in U.S. government agency securities, 16% in securities issued by the U.S. Treasury, 13% in corporate debt and asset-backed securities and 4% in cash and cash equivalents. The portfolio's average credit quality was Aaa./1/

We have reduced our Treasury holdings

In the current environment, we believe the most prudent route is to lower our interest rate sensitivity and our exposure to Treasuries, in favor of agency and mortgage-backed securities. As interest rates have risen, during the last three months in particular, this type of debt has performed well, and we expect this trend to continue in the near term. In summary, we believe a strategy that emphasizes yield and reduces interest rate sensitivity should produce better relative performance going forward.

                AVERAGE ANNUAL TOTAL RETURNS      AS OF 3/31/02

                             INCEPTION     1     5      SINCE
                CLASS          DATE       YEAR  YEAR  INCEPTION
                -----------------------------------------------
                A Shares*     10/9/92    -2.20% 5.53%   5.27%
                B Shares**     1/1/96/2/ -0.95% 5.85%   5.33%
                C Shares***    2/1/01/3/  3.62% 8.78%   7.82%
                Trust Shares  10/9/92     4.02% 7.04%   6.19%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) maximum of 5.00%.
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
/1/ The composition of the Fund's holdings is subject to change.
/2/ Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.
/3/ Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.
/4/ The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T INTERMEDIATE CORPORATE BOND FUND


PORTFOLIO MANAGERS                               PORTFOLIO MANAGERS' PERSPECTIVE

The Fixed Income Portfolio Management Team       "The majority of the issues we hold are intermediate-term, investment-grade
Keith F. Karlawish, CFA (director), Joseph D.    corporate bonds. We expect this type of portfolio to generate more income than
Jackson, CFA, Kevin E. McNair, CFA,              is available from short-term corporate securities or from intermediate U.S.
Robert F. Millikan, CFA and W. Bishop Jordan     Government securities. At the same time, this is not a pure income fund with minimal price fluctuations. Because we also pursue long-term capital gains, the
The BB&T Intermediate Corporate Bond Fund is     Fund will experience short-term volatility from time to time. However, with
managed by an investment management team who     volatility, comes the opportunity to produce an attractive total return."
together bring over 30 years of investment
management experience to the Fund, along with a
broad range of specialized skills encompassing
a cross-section of fixed-income sectors.

================================================================================

'Dislocation' in our corner of the market hurt the Fund's performance

The Federal Reserve continued its easing policy, lowering short-term rates three times during the period, with a total reduction of 125 basis points (1.25%). In such an environment, fixed-income securities would be expected to do well. However, the bond market in general was challenged, due to fallout from September 11 and repercussions from the Enron crisis.

The period was unusually difficult for corporate bonds, especially those rated BBB or lower in quality. While securities with a BBB rating are considered investment grade, this sector of the bond market was shunned by investors, who demanded the relative security of only the mostly highly rated corporate debt

What we experienced was a marked split in the investment-grade corporate market. High-quality paper (rated single-A or higher) was sought after and produced positive performance during the period. On the other hand, in the BBB arena, many sectors and individual issues were punished mercilessly. Investors were concerned about many companies' accounting issues and fearful of the next Enron. Hence, a "dislocation" among many major sectors of the market.

In the BBB sector, debt issued by telecom corporations underperformed dramatically. After September 11, the Fund began a strategy of selling what we believed to be richly valued, high-quality debt and investing the proceeds in lower-quality, higher-yielding paper. We believed that this strategy would enable us to take advantage of the economic recovery. Unfortunately, our calculation of an economic recovery was premature. Instead, the market continued to reward safe-haven sectors and credits, and punished lower-quality debt, even when the latter offered favorable valuations.

Consequently, the Fund underperformed its index. A significant amount of our underperformance can be attributed to our mistimed judgment of the economic recovery and overweight in the telecom sector.

As of March 31, 2002, the Fund's effective duration was 5.24. Approximately 94% of the portfolio was invested in corporate obligations, 2% in U.S. government agency debt and 4% in cash and cash equivalents. The Fund's average credit quality was A3./1/

We are still favorably positioned for a shift in market sentiment

Going forward, we strongly believe that the valuations of the beaten-up sectors we favor are compelling. We feel that as the market continues to see increased strength in the economy and its recovery, many of the securities we own could dramatically outperform in the coming months. A tremendous amount of bad news already has been priced into these securities and we believe that many of our investments are financially sound and offer exceptional value.


AVERAGE ANNUAL TOTAL RETURNS                                 AS OF 3/31/02

                                              INCEPTION     1      SINCE
CLASS                                           DATE       YEAR  INCEPTION
--------------------------------------------------------------------------
A Shares*                                      12/2/99    -3.38%   3.72%
B Shares**                                     12/2/99    -2.02%   4.45%
C Shares***                                     2/1/01/2/  0.98%   5.68%
Trust Shares                                   12/2/99     2.73%   6.59%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) maximum of 5.00%.
*** Reflects the maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
/1/ The composition of the Fund's holdings is subject to change.
/2/ Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class B Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGERS                                             PORTFOLIO MANAGERS' PERSPECTIVE

The Fixed Income Portfolio Management Team                     "We are municipal bond value investors. We compare the
Keith F. Karlawish, CFA (director),                            historical relationships between sectors of the municipal
Joseph D. Jackson, CFA, Kevin E. McNair, CFA,                  market (general obligation bonds, revenue bonds and
Robert F. Millikan, CFA, and W. Bishop Jordan                  certificate of participation bonds), and overweight the
                                                               sectors that offer the best relative value. The Fund focuses
The BB&T North Carolina Intermediate Tax-Free Fund is          on intermediate-term bonds (maintain an average duration
managed by an investment management team who together bring    between 3.5-8.0), which historically have offered investors over 30 years of investment management experience to the Fund, the highest-possible yield for the given level of risk."
along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

================================================================================

Anticipation of an economic recovery pushed rates up, and bond prices down

In our last report six months ago, we wrote that it would be very difficult to have as positive an interest-rate environment going forward as we had enjoyed during the previous 12 months. Largely, our assessment was correct. Leading economic indicators did point to a recovery and investors reacted as expected. They grew less enthusiastic about fixed-income instruments and shifted large amounts of cash into stocks. As a result, even though the Fed lowered short-term rates three more times during our reporting period--for a total of 125 basis points (1.25%)--market forces pushed intermediate- and long-term rates higher culminating in March with the worst months for performance in municipal bonds in eight years.

Examining recent economic news and investors' reaction, we believe the market has gotten ahead of itself in driving yields significantly higher. The market has priced in anticipated Fed rate hikes equaling 100 basis points (1.00%) by October, which is too aggressive in our view. Much of the strong economic growth in the first quarter of 2002 was based on borrowing from the second quarter--in the form of tax credits, earlier electronic tax filing, mortgage refinancing, zero-percent auto financing and a warm winter which boosted home buying. We do not expect any of these positive factors will be duplicated in the year's second calendar quarter.

As of March 31, 2002, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of North Carolina. Approximately 54.6% was invested in general obligation bonds, 20.8% in revenue bonds and 8.4% in certificates of participation, with 13.4% escrowed to maturity and 2.8% invested in cash and cash equivalents. The effective duration of the portfolio was 5.38 and the average credit quality was Aa1./1/

We see more challenges ahead in the near term

Heading into the second calendar quarter of 2002, we remain neutral to our benchmarks in duration and composition. We believe the next few months should continue to be challenging, but we also feel that most of the yield correction has already taken place. We will attempt to enhance value by investing in lower-quality securities that could provide solid returns as an improving economy makes higher-yielding callable bonds more attractive.

                  AVERAGE ANNUAL TOTAL RETURNS  AS OF 3/31/02

                               INCEPTION  1     5     SINCE
                  CLASS          DATE    YEAR  YEAR INCEPTION
                  -------------------------------------------
                  A Shares*    10/16/92  -0.49 4.07   3.94
                  Trust Shares 10/16/92   2.72 4.86   4.41

*   Reflects 3.00% maximum sales charge.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/ The composition of the Fund's holdings is subject to change.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGERS                                              PORTFOLIO MANAGER' PERSPECTIVE

The Fixed Income Portfolio Management Team                      "We are municipal bond value investors. We compare the
Keith F. Karlawish, CFA (director),                             historical relationships between sectors of the municipal
Joseph D. Jackson, CFA, Kevin E. McNair, CFA,                   market (general obligation bonds, revenue bonds and
Robert F. Millikan, CFA and W. Bishop Jordan                    ceritficate of participation bonds), and overweight the
                                                                sectors that offer the best relative value. The Fund focuses
The BB&T South Carolina Intermediate Tax-Free Fund is           on intermediate-term bonds (maintain an average duration
managed by an investment management team who together bring     between 3.5-8.0), which historically have offered investors over 30 years of investment management experience to the Fund,  the highest-possible yield for the given level of risk."
along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

================================================================================

Anticipation of an economic recovery pushed rates up, and bond prices down

In our last report six months ago, we wrote that it would be very difficult to have as positive an interest-rate environment going forward as we had enjoyed during the previous 12 months. Largely, our assessment was correct. Leading economic indicators did point to a recovery and investors reacted as expected. They grew less enthusiastic about fixed-income instruments and shifted large amounts of cash into stocks. As a result, even though the Fed lowered short-term rates three more times during our reporting period--for a total of 125 basis points (1.25%)--market forces pushed intermediate- and long-term rates higher culminating in March with the worst months for performance in municipal bonds in eight years.

Examining recent economic news and investors' reaction, we believe the market has gotten ahead of itself in driving yields significantly higher. The market has priced in anticipated Fed rate hikes equaling 100 basis points (1.00%) by October, which is too aggressive in our view. Much of the strong economic growth in the first quarter of 2002 was based on borrowing from the second quarter--in the form of tax credits, earlier electronic tax filing, mortgage refinancing, zero-percent auto financing and a warm winter which boosted home buying. We do not expect any of these positive factors will be duplicated in the year's second calendar quarter.

As of March 31, 2002, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of South Carolina. Approximately 47.7% was invested in general obligation bonds and 40.3% in revenue bonds, with 6.6% escrowed to maturity and 5.4% invested in cash and cash equivalents. The effective duration of the portfolio was 5.42 and the average credit quality was Aa1./1/

We see more challenges ahead in the near term

Heading into the second calendar quarter of 2002, we remain neutral to our benchmarks in duration and composition. We believe the next few months should continue to be challenging, but we also feel that most of the yield correction already has taken place. We will attempt to enhance value by investing in lower-quality securities that could provide solid returns as an improving economy makes higher-yielding callable bonds more attractive.

                     AVERAGE ANNUAL TOTAL RETURNS   As of 3/31/02

                                     INCEPTION     1      SINCE
                     CLASS             DATE       YEAR  INCEPTION
                     --------------------------------------------
                     A Shares*       10/20/97     -0.25   3.70
                     Trust Shares    10/20/97      2.98   4.56

*  Reflects 3.00% maximum sales charge.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/ The composition of the Fund's holdings is subject to change.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T Virginia Intermediate Tax-Free Fund+


PORTFOLIO MANAGERS                                                PORTFOLIO MANAGERS' PERSPECTIVE

The Fixed Income Portfolio Management Team                        "We are municipal bond value investors. We compare the
Keith F. Karlawish, CFA (director),                               historical relationships between sectors of the municipal
Joseph D. Jackson, CFA, Kevin E. McNair, CFA,                     market (general obligation bonds, revenue bonds and
Robert F. Millikan, CFA and W. Bishop Jordan.                     certificate of participation bonds), and overweight the
                                                                  sectors that offer the best relative value. The Fund focuses
The BB&T Virginia Intermediate Tax-Free Fund is managed by an     on intermediate-term bonds (maintain an average duration
investment management team who together bring over 30 years of    between 3.5-8.0), which historically have offered investors
investment management experience to the Fund, along with a        the highest-possible yield for the given level of risk."
broad range of specialized skills encompassing a cross-section of fixed-income sectors.

================================================================================

Anticipation of an economic recovery pushed rates up, and bond prices down

In our last report six months ago, we wrote that it would be very difficult to have as positive an interest-rate environment going forward as we had enjoyed during the previous 12 months. Largely, our assessment was correct. Leading economic indicators did point to a recovery and investors reacted as expected. They grew less enthusiastic about fixed-income instruments and shifted large amounts of cash into stocks. As a result, even though the Fed lowered short-term rates three more times during our reporting period--for a total of 125 basis points (1.25%)--market forces pushed intermediate- and long-term rates higher culminating in March with the worst months for performance in municipal bonds in eight years.

Examining recent economic news and investors' reaction, we believe the market has gotten ahead of itself in driving yields significantly higher. The market has priced in anticipated Fed rate hikes equaling 100 basis points (1.00%) by October, which is too aggressive in our view. Much of the strong economic growth in the first quarter of 2002 was based on borrowing from the second quarter--in the form of tax credits, earlier electronic tax filing, mortgage refinancing, zero-percent auto financing and a warm winter which boosted home buying. We do not expect any of these positive factors will be duplicated in the year's second calendar quarter.

As of March 31, 2002, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of Virginia. Approximately 50.1% was invested in general obligation bonds and 45.3% in revenue bonds, with 1.4% in pre-funded debt, 1.4% escrowed to maturity and 1.8% invested in cash and cash equivalents. The effective duration of the portfolio was 5.37 and the average credit quality was Aa1./1/

We see more challenges ahead in the near term

Heading into the second calendar quarter of 2002, we remain neutral to our benchmarks in duration and composition. We believe the next few months should continue to be challenging, but we also feel that most of the yield correction already has taken place. We will attempt to enhance value by investing in lower-quality securities that could provide solid returns as an improving economy makes higher-yielding callable bonds more attractive.

                    AVERAGE ANNUAL TOTAL RETURNS                        As of 3/31/02

                                    Inception                          1      Since
                    Class             Date                            Year  Inception
                    -----------------------------------------------------------------
                    A Shares*        5/17/99                         -0.55%   3.56%
                    Trust Shares     5/17/99                          2.61%   4.38%

*   Reflects 3.00% maximum sales charge.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/ The composition of the Fund's holdings is subject to change.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGERS                                              PORTFOLIO MANAGERS' PERSPECTIVE

The Fixed Income Portfolio Management Team                      "We are municipal bond value investors. We compare the
Keith F. Karlawish, CFA (director),                             historical relationships between sectors of the municipal
Joseph D. Jackson, CFA, Kevin E. McNair, CFA,                   market (general obligation bonds, revenue bonds and
Robert F. Millikan, CFA and W. Bishop Jordan                    certificate of participation bonds), and overweight the
                                                                sectors that offer the best relative value. The Fund focuses
The BB&T West Virginia Intermediate Tax-Free Fund is managed    on intermediate-term bonds (maintain an average duration
by an investment management team who together bring over 30     between 3.5-8.0), which historically have offered investors
years of investment management experience to the Fund, along    the highest-possible yield for the given level of risk."
with a broad range of specialized skills encompassing a cross-
section of fixed-income sectors.

================================================================================

Anticipation of an economic recovery pushed rates up, and bond prices down

In our last report six months ago, we wrote that it would be very difficult to have as positive an interest-rate environment going forward as we had enjoyed during the previous 12 months. Largely, our assessment was correct. Leading economic indicators did point to a recovery and investors reacted as expected. They grew less enthusiastic about fixed-income instruments and shifted large amounts of cash into stocks. As a result, even though the Fed lowered short-term rates three more times during our reporting period--or a total of 125 basis points (1.25%)--market forces pushed intermediate- and long-term rates higher culminating in March with the worst months for performance in municipal bonds in eight years.

Examining recent economic news and investors' reaction, we believe the market has gotten ahead of itself in driving yields significantly higher. The market has priced in anticipated Fed rate hikes equaling 100 basis points (1.00%) by October, which is too aggressive in our view. Much of the strong economic growth in the first quarter of 2002 was based on borrowing from the second quarter--in the form of tax credits, earlier electronic tax filing, mortgage refinancing, zero-percent auto financing and a warm winter which boosted home buying. We do not expect any of these positive factors will be duplicated in the year's second calendar quarter.

As of March 31, 2002, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of West Virginia. Approximately 63.7% was invested in revenue bonds and 24.9% in general obligation bonds, with 8.4% escrowed to maturity and 3.0% invested in cash and cash equivalents. The effective duration of the portfolio was 5.69 and the average credit quality was Aaa./1/

We see more challenges ahead in the near term

Heading into the second calendar quarter of 2002, we remain neutral to our benchmarks in duration and composition. We believe the next few months should continue to be challenging, but we also feel that most of the yield correction already has taken place. We will attempt to enhance value by investing in lower-quality securities that could provide solid returns as an improving economy makes higher-yielding callable bonds more attractive.


                 AVERAGE ANNUAL TOTAL RETURNS    As of 3/31/02

                               INCEPTION   1     5     SINCE
                 CLASS           DATE     YEAR  YEAR INCEPTION
                 ---------------------------------------------
                 A Shares*    12/17/93/2/ -0.47 4.72   4.46
                 Trust Shares  12/1/93/2/  2.90 5.40   5.03

*   Reflects 3.00% maximum sales charge.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/ The composition of the Fund's holdings is subject to change.
/2/ Performance data includes the historical performance of the OVB West
    Virginia Tax-Exempt Income Portfolio for the period prior to its consolidation on 7/23/01 with the BB&T West Virginia Intermediate Tax-Free Fund.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T PRIME MONEY MARKET FUND+


Portfolio Managers                                               PORTFOLIO MANAGERS' PERSPECTIVE

Federated Investment Management Company                          "We seek a high level of current income, consistent with
Deborah A.Cunningham, CFA (senior portfolio manager),            stability of principal. We pursue this goal by investing in
Natalie F. Metz, Mary Ellen Tesla and Mark F. Weiss.             liquid, high-quality, short-term money market securities that are denonimated in U.S. dollars. The securities we choose
The BB&T Prime Money Market Fund is managed by a team from       for the Fund come from a broad range of commerical, bank
Federated Investment Management Company, subadvisor to the       and government debt obligations."
Fund. Together, the team brings over 40 years of investment
management experience to the Fund, with specialization in money market portfolio management and credit analysis.

================================================================================

Short-term rates continued to fall

Following eight interest-rate cuts in the preceding 12 months, the Fed continued its easing bias, lowering the fed funds rate three more times during the six-month period that ended March 31. In effect, the Fed brought short-term rates to their lowest levels in 40 years.

Because the Fed's actions directly affect rates on the short-end of the yield curve, yields on the securities bought for money-market funds generally have fallen over the last 15 months as well. Nevertheless, we continued to seek incremental yield wherever it could be found. Last October, the money-market yield curve was mildly inverted, with the shorter end yielding more than the intermediate section. During our reporting period, however, the yield curve changed shape dramatically--flattening out through the end of January and becoming positively sloped toward the end of the period.

This gradual steepening offered opportunities for purchasing fixed-rate investments with relative value across the entire money market yield curve. It also allowed for the purchase of attractive floating rate securities. Looking ahead, we are encouraged that this steepening of the front portion of the yield curve (maturities one year and under) could continue, easing pressure on the yields of much of the short-term paper we favor.

As of March 31, 2002, 52.9% of the BB&T Prime Money Market Fund's net assets was invested in commercial paper, 22% in demand notes, 10.1% in corporate bonds, 9.4% in repurchase agreements and 6.4% in certificates of deposit. The average maturity of the Fund's holdings was 59 days, and the average portfolio short-term credit quality was A-1/P-1.*

+ Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

* The composition of the Fund's portfolio is subject to change. Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged. Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T U.S. Treasury Money Market Fund+


Portfolio Managers                                                              PORTFOLIO MANAGERS' PERSPECTIVE

The Fixed Income Portfolio Management Team                        "The Fund is designed for investors who seek current
Keith F. Karlawish, CFA (director),                               income, liquidity and stability, but with an added measure
Joseph D. Jackson, CFA, Kevin E. McNair, CFA                      of safety offered by a portfolio that invests exclusively in
and Robert F. Millikan, CFA.                                      U.S. Government securities. We have found that
                                                                  conservatively laddering the portfolio with treasury securities
The BB&T U.S. Treasury Money Market Fund is managed by an         and overnight repurchase agreements allows us to take
investment management team who together bring 29 years of         advantage of higher yields along the yield curve."
investment management experience to the Fund, along with a
broad range of specialized skills encompassing a cross-section of fixed-income sectors.

================================================================================

The BB&T U.S. Treasury Money Market Fund

Short-term rates continued to fall

Following eight interest-rate cuts in the preceding 12 months, the Fed continued its easing basis, lowering the fed funds rate three more times during the six-month period that ended March 31. In effect, the Fed brought short-term rates to their lowest levels in 40 years.

Because the Fed's actions directly affect rates on the short-end of the yield curve, yields on the securities bought for money-market funds generally have fallen over the last 15 months, as well. Nevertheless, we continued to seek incremental yield wherever it could be found. Last October, the money-market yield curve was mildly inverted, with the shorter end yielding more than the intermediate section. During our reporting period, however, the yield curve changed shaped dramatically--flattening out through the end of January and becoming positively sloped toward the end of the period.

This gradual steepening offered opportunities for purchasing fixed-rate investments with relative value across the entire money market yield curve. It also allowed for the purchase of attractive floating rate securities. Looking ahead, we are encouraged that this steepening of the front portion of the yield curve (maturities one year and under) could continue, easing pressure on the yields of much of the short-term paper we favor.

As of March 31, 2002, 51.7% of the BB&T U.S. Treasury Money Market Fund's net assets was invested in U.S. Treasury securities and 42.8% in repurchase agreements. The average maturity of the Fund's holdings was 52 days, and the average credit quality was AAA.*

+ Investments in the BB&T Prime Money Market Fund and the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Funds seek to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing the Funds.

* The composition of the Fund's portfolio is subject to change. Some of the fees of the BB&T Funds are currently be waived, resulting in higher total returns than would occur if the full fees were charged. Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T Capital Manager Funds


Portfolio Managers                                              PORTFOLIO MANAGERS' PERSPECTIVE

The Balanced Portfolio Management Team                          "By investing in the Capital Manager Funds, shareholders
David Ellis (director),                                         can take advantage of the dedication of portfolio managers
Richard B. Jones, CFA,                                          who continually evaluate a wide range of investment
Keith F. Karlawish, CFA and James L. Luke, CFA.                 opportunities. We try to be proactive, so as not to have to react to changing market conditions around the world. Our
The Capital Manager Funds are managed by an investment          goal is to use the entire mix of diverse asset classes at our management team who together bring over 70 years of investment  disposal to help investors achieve their goals."
management experience to the Fund and a broad range of
specialized skills encompassing value stocks, growth stocks and fixed-income securities.

================================================================================

Conservative Growth Fund
Moderate Growth Fund
Growth Fund
Aggressive Growth

The Funds' performances were consistent with our expectations

During the last six months, investor sentiment rotated away from bonds and toward stocks. Along with other factors, this produced strong performance in most equity sectors, and a challenging environment for bonds. As a result, more aggressive portfolios--those invested in stocks--did better than more conservative portfolios holding bonds and cash.

Our four Capital Manager Funds responded with performance that was consistent with their asset-allocation weightings. The more an individual Fund was invested in underlying BB&T equity portfolios, the better its returns. This performance validated our asset-allocation strategy, along with our practice of continually adjusting each Fund's weightings back to established targets.

Performance was enhanced by the availability of the BB&T Mid-Cap Value Fund and the BB&T Mid-Cap Growth Fund. Anticipating an economic recovery, investors bid up the prices of many stocks in the mid-cap sector, which benefited these two underlying portfolios and the Capital Manager Funds that invest in them.

We also took advantage of what we perceive to be attractive opportunities in the global stock market, by investing significant portions of each Fund's assets in the BB&T International Equity Fund. We were encouraged by the performance of this particular underlying portfolio in recent months.

As of March 31, 2002, these were the stock/bond/cash allocations for each of the four Capital Manager Funds:/1/

                                  Common        Cash/Cash
                                  Stocks Bonds Equivalents
                                  ------ ----- -----------
                     Conservative
                      Growth Fund 32.9%  66.0%    3.0%
                     Moderate
                      Growth Fund 57.2%  39.7%    3.1%
                     Growth Fund  80.7%  16.2%    3.1%
                     Aggressive
                      Growth Fund 97.3%     --    2.7%

Rebalancing the Fund for future market opportunities

In our last report, following a period of poor performance in the stock market, we wrote that by rebalancing each Fund back to its equity target positions, we could take advantage of a recovery in stock prices. That is precisely what has transpired over the last six months. Looking ahead, we feel confident that our rebalancing strategy should position the Funds to benefit from upward moves in either stocks or bonds, or both.

/1/ The composition of the Fund's holdings is subject to change.
/2/ Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.
/3/ Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.

A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total returns for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T CAPITAL MANAGER FUNDS

                    Conservative Growth Fund

                    AVERAGE ANNUAL TOTAL RETURNS     AS OF 3/31/02

                                    INCEPTION      1       SINCE
                    CLASS             DATE        YEAR   INCEPTION
                    ----------------------------------------------
                    A Shares*        1/29/98      -4.40%    2.31%
                    B Shares**       1/29/99/2/   -3.09%    2.92%
                    C Shares***       2/1/01/3/    0.52%    3.40%
                    Trust Shares     10/2/97       1.60%    3.96%

                    Moderate Growth Fund

                    AVERAGE ANNUAL TOTAL RETURNS     AS OF 3/31/02

                                    INCEPTION      1       SINCE
                    CLASS             DATE        YEAR   INCEPTION
                    ----------------------------------------------
                    A Shares*        1/29/98      -4.94%    1.81%
                    B Shares**       1/29/99/2/   -3.77%    2.29%
                    C Shares***       2/1/01/3/    0.25%    2.81%
                    Trust Shares     10/2/97       1.24%    3.39%

                    Growth Fund

                    AVERAGE ANNUAL TOTAL RETURNS     AS OF 3/31/02

                                    INCEPTION      1       SINCE
                    CLASS             DATE        YEAR   INCEPTION
                    ----------------------------------------------
                    A Shares*        1/29/98      -5.91%    1.09%
                    B Shares**       1/29/99/2/   -4.70%    1.67%
                    C Shares***       2/1/01/3/   -0.80%    2.12%
                    Trust Shares     10/2/97       0.09%    2.63%

                    Aggressive Growth Fund

                    AVERAGE ANNUAL TOTAL RETURNS    AS OF 3/31/02

                                    INCEPTION      1      SINCE
                    CLASS             DATE        YEAR  INCEPTION
                    ---------------------------------------------
                    A Shares*        3/17/01     -6.88%  -7.90%
                    B Shares**       3/17/01     -5.75%  -6.84%
                    C Shares***      3/17/01     -2.03%  -3.28%
                    Trust Shares     3/17/01     -0.88%  -2.15%

*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) maximum of 5.00%.
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
/1/ The composition of the Fund's holdings is subject to change.
/2/ Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.
/3/ Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.

A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total returns for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                BB&T FUNDS    Schedule of Portfolio Investments
                Balanced Fund                    March 31, 2002
                                                    (Unaudited)

         Common Stocks (61.0%)
                                                  Shares      Value
                                                 --------- ------------
        Advertising (0.2%)
        Omnicom Group, Inc......................     3,000 $    283,200
                                                           ------------
        Aerospace/Defense (1.6%)
        Lockheed Martin Corp....................     6,000      345,480
        Parker-Hannifin Corp....................    17,000      848,300
        Raytheon Co.............................    22,000      903,100
                                                           ------------
                                                              2,096,880
                                                           ------------
        Analytical Instruments (0.2%)
        Waters Corp. (b)........................    10,000      279,700
                                                           ------------
        Apparel (0.4%)
        V.F. Corp...............................    13,400      579,550
                                                           ------------
        Automobiles & Trucks (0.3%)
        Ford Motor Co...........................    20,400      336,396
                                                           ------------
        Beverages (1.6%)
        Anheuser-Busch Cos......................     9,600      501,120
        Coca-Cola Co............................     6,000      313,560
        PepsiCo, Inc............................    26,000    1,339,000
                                                           ------------
                                                              2,153,680
                                                           ------------
        Business Equipment & Services (1.1%)
        Pitney Bowes, Inc.......................    24,000    1,027,200
        SEI Investments Co......................    11,000      470,910
                                                           ------------
                                                              1,498,110
                                                           ------------
        Business Services (0.7%)
        Cintas Corp.............................    11,300      563,418
        DST Systems, Inc. (b)...................     7,000      348,600
        Paychex, Inc............................     1,000       39,700
                                                           ------------
                                                                951,718
                                                           ------------
        Chemicals (0.7%)
        Air Products & Chemicals, Inc...........    17,800      919,370
                                                           ------------
        Computer Services (1.3%)
        Affiliated Computer Services, Inc. (b)..     7,000      392,910
        Cisco Systems, Inc. (b).................    20,700      350,451
        eBay, Inc. (b)..........................     7,400      419,136
        First Data Corp.........................     6,000      523,500
                                                           ------------
                                                              1,685,997
                                                           ------------
        Computer Software (2.3%)
        Adobe Systems, Inc......................    11,200      451,248
        Microsoft Corp. (b).....................    24,000    1,447,440
        Oracle Corp. (b)........................    50,700      648,960
        PeopleSoft, Inc. (b)....................    15,000      547,950
                                                           ------------
                                                              3,095,598
                                                           ------------
        Computers (3.5%)
        Check Point Software Technologies
         Ltd. (b)...............................     8,500      258,400
        Dell Computer Corp. (b).................    20,000      522,200
        Electronic Data Systems Corp............    15,500      898,845
        EMC Corp. (b)...........................    25,500      303,960
        Hewlett-Packard Co......................    26,200      470,028
        IBM Corp................................    13,800    1,435,200
        Lexmark International Group, Inc. (b)...     8,000      457,440
        SAP AG..................................    10,000      372,000
                                                           ------------
                                                              4,718,073
                                                           ------------

         Common Stocks, continued
                                                  Shares      Value
                                                 --------- ------------
        Consumer Goods & Services (2.2%)
        Kimberly-Clark Corp.....................    16,300 $  1,053,795
        Newell Rubbermaid, Inc..................    38,000    1,214,480
        Procter & Gamble Co.....................     7,800      702,702
                                                           ------------
                                                              2,970,977
                                                           ------------
        Diversified Products (1.7%)
        E.I. duPont de Nemours and Co...........     8,000      377,200
        General Electric Co.....................    26,700      999,915
        Philip Morris Companies, Inc............    10,000      526,700
        United Technologies Corp................     5,000      371,000
                                                           ------------
                                                              2,274,815
                                                           ------------
        Electronic Components (1.9%)
        Applied Materials, Inc. (b).............     8,000      434,160
        Intel Corp..............................    30,600      930,546
        Maxim Integrated Products, Inc. (b).....     7,000      389,970
        NVIDIA Corp. (b)........................     5,000      221,800
        Solectron Corp. (b).....................    30,500      237,900
        Xilinx, Inc. (b)........................     8,500      338,810
                                                           ------------
                                                              2,553,186
                                                           ------------
        Electronics (1.6%)
        Avnet, Inc..............................    23,100      625,086
        Emerson Electric Co.....................    20,300    1,165,017
        L-3 Communications Holdings, Inc. (b)...     2,800      313,600
                                                           ------------
                                                              2,103,703
                                                           ------------
        Banking & Financial Services (7.7%)
        Bank of America Corp....................    18,800    1,278,776
        Bank of New York Company, Inc...........     8,000      336,160
        Bank One Corp...........................    13,200      551,496
        Citigroup, Inc..........................    24,700    1,223,144
        Concord EFS, Inc. (b)...................    13,000      432,250
        Edwards (A.G.), Inc.....................    11,400      501,372
        Fannie Mae..............................    17,100    1,365,948
        Fifth Third Bancorp.....................     9,000      607,320
        Franklin Resources, Inc.................    15,000      628,800
        J.P. Morgan Chase & Co..................    28,950    1,032,068
        PNC Financial Services Group............     6,000      368,940
        SunTrust Banks, Inc.....................    13,000      867,490
        Wachovia Corp...........................     7,600      281,808
        Washington Mutual, Inc..................    15,000      496,950
        Wells Fargo & Co........................     8,000      395,200
                                                           ------------
                                                             10,367,722
                                                           ------------
        Food & Related (0.8%)
        Sara Lee Corp...........................    48,801    1,013,109
                                                           ------------
        Forest & Paper Products (0.8%)
        Weyerhaeuser Co.........................    17,400    1,093,764
                                                           ------------
        Health Care (1.3%)
        HCA, Inc................................    10,000      440,800
        Tenet Healthcare Corp. (b)..............     8,200      549,564
        UnitedHealth Group, Inc.................     4,500      343,890
        WellPoint Health Networks, Inc. (b).....     7,000      445,690
                                                           ------------
                                                              1,779,944
                                                           ------------

                                   Continued

                BB&T FUNDS    Schedule of Portfolio Investments
                Balanced Fund                    March 31, 2002
                                                    (Unaudited)

             Common Stocks, continued
                                              Shares      Value
                                             --------- ------------
            Household -- Major Appliances (0.6%)
            Whirlpool Corp..................    10,000 $    755,500
                                                       ------------
            Insurance (2.9%)
            Aon Corp........................    23,500      822,500
            Cigna Corp......................     6,000      608,340
            Lincoln National Corp...........    19,500      989,235
            Marsh & McLennan Companies, Inc.     3,000      338,220
            SAFECO Corp.....................     6,900      221,076
            St. Paul Companies, Inc.........    20,000      917,000
                                                       ------------
                                                          3,896,371
                                                       ------------
            Leisure Time Industries (0.4%)
            Harley-Davidson, Inc............     4,600      253,598
            Hasbro, Inc.....................    15,000      237,300
                                                       ------------
                                                            490,898
                                                       ------------
            Manufacturing (0.5%)
            Illinois Tool Works, Inc........     3,000      217,050
            Tyco International Ltd..........    15,007      485,026
                                                       ------------
                                                            702,076
                                                       ------------
            Media (1.4%)
            Gannett Company, Inc............    10,000      761,000
            The Walt Disney Co..............    36,000      830,880
            Viacom Inc. -- Class B (b)......     6,500      314,405
                                                       ------------
                                                          1,906,285
                                                       ------------
            Medical Equipment & Supplies (3.4%)
            Baxter International, Inc.......    10,000      595,200
            Boston Scientific Corp. (b).....    15,500      388,895
            Genzyme Corp. (b)...............     8,000      349,360
            Johnson & Johnson...............    26,800    1,740,660
            Medtronic, Inc..................    11,000      497,310
            Quest Diagnostics, Inc. (b).....     6,500      538,525
            Stryker Corp....................     7,400      446,442
                                                       ------------
                                                          4,556,392
                                                       ------------
            Petroleum (3.6%)
            Anadarko Petroleum Corp.........    14,000      790,160
            ChevronTexaco Corp..............    18,879    1,704,207
            Exxon Mobil Corp................    25,600    1,122,048
            Phillips Petroleum Co...........    18,400    1,155,520
            Royal Dutch Petroleum Co. -- NY
             Shares.........................     2,000      108,640
                                                       ------------
                                                          4,880,575
                                                       ------------
            Pharmaceuticals (4.8%)
            Abbott Laboratories.............    20,300    1,067,780
            Amgen, Inc. (b).................    15,000      895,200
            Bristol-Myers Squibb Co.........    12,000      485,880
            Cardinal Health, Inc............     7,400      524,586
            Forest Laboratories, Inc. (b)...     5,400      441,180
            King Pharmaceuticals, Inc. (b)..     9,533      333,750
            MedImmune, Inc. (b).............     9,000      353,970
            Merck & Co., Inc................    18,500    1,065,230
            Pfizer, Inc.....................    15,900      631,866
            Schering-Plough Corp............    19,000      594,700
                                                       ------------
                                                          6,394,142
                                                       ------------

             Common Stocks, continued
                                             Shares or
                                             Principal
                                              Amount       Value
                                             ---------- ------------
            Photographic Equipment and Supplies (0.3%)
            Eastman Kodak Co................     13,600 $    423,912
                                                        ------------
            Railroad (0.4%)
            CSX Corp........................     13,700      522,107
                                                        ------------
            Retail (4.3%)
            Albertson's, Inc................     18,900      626,346
            Bed Bath & Beyond, Inc. (b).....     11,000      371,250
            Best Buy, Inc. (b)..............     10,600      839,520
            Home Depot, Inc.................      8,100      393,741
            Lowe's Companies, Inc...........     19,600      852,404
            May Department Stores Co........     14,000      487,900
            Target Corp.....................     10,800      465,696
            TJX Companies, Inc..............     10,000      400,100
            Wal-Mart Stores, Inc............     14,300      876,447
            Walgreen Co.....................     12,000      470,280
                                                        ------------
                                                           5,783,684
                                                        ------------
            Telecommunications (1.0%)
            Corning, Inc....................     40,000      304,800
            Motorola, Inc...................     30,000      426,000
            Nokia Corp.--ADR................     16,000      331,840
            Qualcomm, Inc. (b)..............      7,500      282,300
                                                        ------------
                                                           1,344,940
                                                        ------------
            Transportation (0.5%)
            FedEx Corp. (b).................     12,000      697,200
                                                        ------------
            Utilities (5.0%)
            AT&T Corp.......................     44,400      697,080
            BellSouth Corp..................     27,500    1,013,650
            Duke Energy Corp................      7,000      264,600
            NICOR, Inc......................     13,000      592,150
            SBC Communications, Inc.........     26,000      973,440
            Sprint Corp.....................     27,000      412,830
            TXU Corp........................     24,000    1,308,240
            Waste Management, Inc...........      9,000      245,250
            WorldCom, Inc. (b)..............     37,000      249,380
            Xcel Energy, Inc................     38,000      963,300
                                                        ------------
                                                           6,719,920
                                                        ------------
            Total Common Stocks.............              81,829,494
                                                        ------------
             Corporate Bonds (5.6%)
            Banking & Financial Services (2.5%)
            Ford Motor Credit Co.,
             7.50%, 3/15/05................. $1,000,000    1,015,259
            General Electric Capital Corp.,
             5.88%, 2/15/12.................  1,000,000      956,700
            MBNA Credit Card Master Trust,
             Series 2002-A1, 4.95%, 6/15/09.  1,000,000      981,544
            National Rural Utilities,
             6.50%, 3/1/07..................    500,000      499,100
                                                        ------------
                                                           3,452,603
                                                        ------------
            Multimedia (0.7%)
            Viacom, Inc., 6.63%, 5/15/11....  1,000,000    1,001,192
                                                        ------------
            Real Estate Development (0.8%)
            EOP Operating LP, 8.38%, 3/15/06  1,000,000    1,071,004
                                                        ------------

                                   Continued

                BB&T FUNDS    Schedule of Portfolio Investments
                Balanced Fund                    March 31, 2002
                                                    (Unaudited)

    Corporate Bonds, continued

                                                      Principal
                                                       Amount       Value
                                                      ---------- ------------
   Telecommunications (0.8%)
   GTE North, Inc., 6.40%, 2/15/05................... $1,000,000 $  1,026,665
                                                                 ------------
   Utilities (0.8%)
   PSE&G Transition Funding LLC, Series 2001-1,
    Class A2, 5.74%, 3/15/07.........................  1,000,000    1,029,569
                                                                 ------------
   Total Corporate Bonds.............................               7,581,033
                                                                 ------------
    Mortgage Securities (13.7%)
   Federal Home Loan Mortgage Corp. (5.2%)
   6.00%, 3/1/13, Pool # E00540......................  2,628,968    2,649,038
   6.00%, 7/1/16, Pool # E00991......................  1,850,611    1,847,659
   6.00%, 11/1/28, Pool # C00680.....................  1,452,371    1,420,096
   6.50%, 12/1/31, Pool # C01271.....................    979,035      976,730
                                                                 ------------
                                                                    6,893,523
                                                                 ------------
   Federal National Mortgage Assoc. (3.5%)
   6.50%, 4/1/14, Pool # 323654......................  1,162,393    1,190,429
   6.00%, 4/1/16, Pool # 535846......................  1,701,065    1,696,635
   5.00%, 7/25/21, Series 2001-50, Class-TV, CMO.....  1,000,000      990,900
   6.50%, 5/1/31, Pool # 535933......................    841,831      839,095
                                                                 ------------
                                                                    4,717,059
                                                                 ------------
   Government National Mortgage Assoc. (5.0%)
   7.00%, 8/20/29, Pool # 2796.......................  2,433,708    2,479,153
   6.50%, 3/20/31, Pool # 3053.......................  1,036,106    1,029,724
   6.50%, 4/20/31, Pool # 3068.......................  1,764,861    1,753,989
   6.50%, 2/15/32, Pool # 538313.....................  1,496,845    1,494,097
                                                                 ------------
                                                                    6,756,963
                                                                 ------------
   Total Mortgage Securities.........................              18,367,545
                                                                 ------------
    U.S. Government Agencies (6.3%)
   Federal Home Loan Mortgage Corp. (2.8%)
   5.25%, 1/15/06....................................    500,000      504,758
   7.00%, 3/15/10....................................  3,000,000    3,202,545
                                                                 ------------
                                                                    3,707,303
                                                                 ------------

    U.S. Government Agencies, continued
                                                      Shares or
                                                      Principal
                                                       Amount       Value
                                                      ---------- ------------
   Federal National Mortgage Assoc. (3.5%)
   5.00%, 2/14/03.................................... $1,550,000 $  1,578,430
   6.00%, 12/15/05...................................  3,025,000    3,139,520
                                                                 ------------
                                                                    4,717,950
                                                                 ------------
   Total U.S. Government Agencies....................               8,425,253
                                                                 ------------
   U.S. Treasury Notes (4.7%)
   6.63%, 5/15/07....................................  3,750,000    4,024,511
   3.88%, 1/15/09....................................  2,159,600    2,242,611
                                                                 ------------
   Total U.S. Treasury Notes.........................               6,267,122
                                                                 ------------
   U.S. Treasury Bonds (1.0%)
   7.25%, 5/15/16....................................  1,000,000    1,123,906
   6.25%, 8/15/23....................................    250,000      256,016
                                                                 ------------
   Total U.S. Treasury Bonds.........................               1,379,922
                                                                 ------------
    Investment Companies (7.3%)
   Federated Government Obligations Fund.............  2,792,787    2,792,787
   Federated Prime Obligations Fund..................  4,715,576    4,715,576
   iShares S&P 500/BARRA Growth Index Fund...........     10,000      589,500
   S&P Depositary Receipt............................     15,000    1,717,800
                                                                 ------------
   Total Investment Companies........................               9,815,663
                                                                 ------------
   Total Investments (Cost $126,622,854)(a) -- 99.6%.             133,666,032
   Other assets in excess of liabilities --  0.4%....                 522,327
                                                                 ------------
   Net Assets -- 100.0%..............................            $134,188,359
                                                                 ============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $14,013,288
                    Unrealized depreciation....  (6,970,110)
                                                -----------
                    Net unrealized appreciation $ 7,043,178
                                                ===========

(b)Represents non-income producing securities.
ADR -- American Depository Receipts.

                See accompanying notes to Financial Statements.

BB&T FUNDS
Balanced Fund


        Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
       Assets:
       Investments, at value* (Cost $126,622,854).......... $133,666,032
       Interest and dividends receivable...................      477,865
       Receivable for capital shares issued................      438,219
       Collateral for securities loaned....................    5,393,375
       Prepaid expenses....................................        3,105
                                                            ------------
         Total Assets......................................  139,978,596
                                                            ------------
       Liabilities:
       Dividends payable...................................      158,067
       Payable for capital shares redeemed.................          824
       Payable for collateral received on loaned
        securities.........................................    5,393,375
       Payable for investments purchased...................       51,911
       Accrued expenses and other payables:
         Investment advisory fees..........................       66,729
         Administration fees...............................        4,593
         Distribution fees.................................       17,622
         Other.............................................       97,116
                                                            ------------
         Total Liabilities.................................    5,790,237
                                                            ------------
       Net Assets:
       Capital.............................................  132,148,308
       Undistributed net investment income.................       16,303
       Net realized losses on investments..................   (5,019,430)
       Unrealized appreciation on investments..............    7,043,178
                                                            ------------
       Net Assets.......................................... $134,188,359
                                                            ============
       Net Assets
         Class A Shares.................................... $ 14,462,206
         Class B Shares....................................   16,293,798
         Class C Shares....................................      750,156
         Trust Shares......................................  102,682,199
                                                            ------------
         Total............................................. $134,188,359
                                                            ============
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................    1,220,009
         Class B Shares....................................    1,383,981
         Class C Shares....................................       63,807
         Trust Shares......................................    8,685,770
                                                            ------------
         Total.............................................   11,353,567
                                                            ============
       Net asset value
         Class A Shares -- redemption price per share...... $      11.85
         Class B Shares -- offering and redemption price
          per share**......................................        11.77
         Class C Shares -- offering and redemption price
          per share**......................................        11.76
         Trust Shares -- offering and redemption price per
          share............................................        11.82
                                                            ============
       Maximum Sales Charge -- Class A Shares..............         5.75%
                                                            ============
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares.......... $      12.57
                                                            ============

* Includes securities on loan of $5,296,785.
**Redemption price per share varies by the length of time shares are held.

         Statement of Operations
                               For the Six Months Ended March 31, 2002
                                                           (Unaudited)
        Investment Income:
        Interest............................................ $1,050,761
        Dividends...........................................    662,825
        Income from securities lending......................      2,940
                                                             ----------
          Total Investment Income...........................  1,716,526
                                                             ----------
        Expenses:
        Investment advisory fees............................    445,243
        Administration fees.................................    150,419
        Distribution fees -- Class A Shares.................     35,094
        Distribution fees -- Class B Shares.................     81,121
        Distribution fees -- Class C Shares.................      1,376
        Custodian fees......................................     10,860
        Transfer agent fees.................................     80,384
        Other...............................................     73,627
                                                             ----------
          Total expenses before waivers.....................    878,124
          Less expenses waived by the Investment Advisor....   (84,235)
          Less expenses waived by the Administrator and its
           affiliates.......................................   (17,547)
                                                             ----------
          Net Expenses......................................    776,342
                                                             ----------
        Net Investment Income...............................    940,184
                                                             ----------
        Realized/Unrealized Gains (Losses) on Investments:
        Net realized losses on investments..................  (959,873)
        Change in unrealized appreciation/depreciation on
         investments........................................  6,876,846
                                                             ----------
        Net realized/unrealized gains on investments........  5,916,973
                                                             ----------
        Change in net assets resulting from operations...... $6,857,157
                                                             ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund



 Statement of Changes in Net Assets
                                                                 For the Six      For the
                                                                 Months Ended   Year Ended
                                                                  March 31,    September 30,
                                                                     2002          2001
                                                                 ------------  -------------
                                                                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income......................................... $    940,184  $  2,671,141
  Net realized losses on investments............................     (959,873)   (3,563,542)
  Change in unrealized appreciation/depreciation on investments.    6,876,846   (10,055,181)
                                                                 ------------  ------------
Change in net assets resulting from operations..................    6,857,157   (10,947,582)
                                                                 ------------  ------------
Dividends to Class A Shareholders:
  Net investment income.........................................     (100,606)     (324,143)
  Net realized gains from investments...........................           --      (196,318)
  In excess of net realized gains on investment transactions....           --      (511,294)
Dividends to Class B Shareholders:
  Net investment income.........................................      (59,468)     (224,059)
  Net realized gains from investments...........................           --      (208,018)
  In excess of net realized gains on investment transactions....           --      (541,766)
Dividends to Class C Shareholders:
  Net investment income.........................................       (1,270)           (8)
Dividends to Trust Class Shareholders:
  Net investment income.........................................     (764,298)   (2,119,404)
  Net realized gains from investments...........................           --    (1,146,117)
  In excess of net realized gains on investment transactions....           --    (2,984,962)
                                                                 ------------  ------------
Change in net assets from shareholder dividends.................     (925,642)   (8,256,089)
                                                                 ------------  ------------
Capital Transactions:
  Change in net assets from capital transactions................   13,922,637    (2,449,727)
                                                                 ------------  ------------
  Change in net assets..........................................   19,854,152   (21,653,398)
Net Assets:
  Beginning of period...........................................  114,334,207   135,987,605
                                                                 ------------  ------------
  End of period................................................. $134,188,359  $114,334,207
                                                                 ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund



 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.





                                              For the Six
                                              Months Ended        For the Year Ended September 30,
                                               March 31,    --------------------------------------------
                                                  2002        2001      2000     1999     1998     1997
                                              ------------  -------   -------  -------  -------  -------
                                              (Unaudited)
Net Asset Value, Beginning of Period.........   $ 11.28     $ 13.15   $ 13.83  $ 13.82  $ 13.63  $ 11.96
                                                -------     -------   -------  -------  -------  -------
Investment Activities
 Net investment income.......................      0.08        0.24      0.34     0.35     0.39     0.45
 Net realized and unrealized gains (losses)
   on investments............................      0.57       (1.32)    (0.10)    0.74     0.54     2.04
                                                -------     -------   -------  -------  -------  -------
 Total from Investment Activities............      0.65       (1.08)     0.24     1.09     0.93     2.49
                                                -------     -------   -------  -------  -------  -------
Dividends
 Net investment income.......................     (0.08)      (0.25)    (0.34)   (0.35)   (0.39)   (0.45)
 Net realized gains..........................        --       (0.39)    (0.58)   (0.73)   (0.35)   (0.37)
 In excess of net realized gains.............        --       (0.15)       --       --       --       --
                                                -------     -------   -------  -------  -------  -------
 Total Dividends.............................     (0.08)      (0.79)    (0.92)   (1.08)   (0.74)   (0.82)
                                                -------     -------   -------  -------  -------  -------
Net Asset Value, End of Period...............   $ 11.85     $ 11.28   $ 13.15  $ 13.83  $ 13.82  $ 13.63
                                                =======     =======   =======  =======  =======  =======
Total Return (excludes sales charge).........      5.81%(a)   (8.72)%    1.74%    7.72%    6.89%   21.76%

Ratios/Supplementary Data:
Net Assets, End of Period (000)..............   $14,462     $13,688   $17,726  $21,207  $21,948  $17,234
Ratio of expenses to average net assets......      1.38%(b)    1.30%     1.22%    1.15%    1.17%    1.18%
Ratio of net investment income to average
 net assets..................................      1.48%(b)    2.03%     2.54%    2.43%    2.75%    3.63%
Ratio of expenses to average net assets*.....      1.77%(b)    1.69%     1.65%    1.64%    1.66%    1.67%
Portfolio turnover (c).......................     23.51%     116.03%    57.95%   35.98%   31.85%   27.07%

 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund



 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the Six
                                                   Months Ended        For the Year Ended September 30,
                                                    March 31,    -------------------------------------------
                                                       2002        2001      2000     1999     1998    1997
                                                   ------------  -------   -------  -------  -------  ------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $ 11.20     $ 13.06   $ 13.75  $ 13.76  $ 13.57  $11.91
                                                     -------     -------   -------  -------  -------  ------
Investment Activities
 Net investment income............................      0.04        0.18      0.24     0.26     0.28    0.36
 Net realized and unrealized gains (losses) on
   investments....................................      0.57       (1.34)    (0.11)    0.71     0.55    2.04
                                                     -------     -------   -------  -------  -------  ------
 Total from Investment Activities.................      0.61       (1.16)     0.13     0.97     0.83    2.40
                                                     -------     -------   -------  -------  -------  ------
Dividends
 Net investment income............................     (0.04)      (0.16)    (0.24)   (0.25)   (0.29)  (0.37)
 Net realized gains...............................        --       (0.39)    (0.58)   (0.73)   (0.35)  (0.37)
 In excess of net realized gains..................        --       (0.15)       --       --       --      --
                                                     -------     -------   -------  -------  -------  ------
 Total Dividends..................................     (0.04)      (0.70)    (0.82)   (0.98)   (0.64)  (0.74)
                                                     -------     -------   -------  -------  -------  ------
Net Asset Value, End of Period....................   $ 11.77     $ 11.20   $ 13.06  $ 13.75  $ 13.76  $13.57
                                                     =======     =======   =======  =======  =======  ======
Total Return (excludes redemption charge).........      5.47%(a)   (9.38)%    0.92%    6.82%    6.16%  20.90%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................   $16,294     $15,712   $18,859  $21,610  $15,183  $6,360
Ratio of expenses to average net assets...........      2.13%(b)    2.05%     1.97%    1.90%    1.92%   1.93%
Ratio of net investment income to average net
 assets...........................................      0.73%(b)    1.28%     1.79%    1.70%    1.98%   2.88%
Ratio of expenses to average net assets*..........      2.27%(b)    2.19%     2.15%    2.14%    2.16%   2.17%
Portfolio turnover (c)............................     23.51%     116.03%    57.95%   35.98%   31.85%  27.07%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund


 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                             For the Six       February 1,
                                                             Months Ended        2001 to
                                                              March 31,       September 30,
                                                                 2002            2001(a)
                                                             ------------     -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $11.19           $ 12.67
                                                                ------           -------
Investment Activities
  Net investment income.....................................      0.05              0.18
  Net realized and unrealized gain (loss) on investments....      0.57             (1.48)
                                                                ------           -------
  Total from Investment Activities..........................      0.62             (1.30)
                                                                ------           -------
Dividends
  Net investment income.....................................     (0.05)            (0.18)
                                                                ------           -------
  Total Dividends...........................................     (0.05)            (0.18)
                                                                ------           -------
Net Asset Value, End of Period..............................    $11.76           $ 11.19
                                                                ======           =======
Total Return (excludes redemption charge)...................      5.56%(b)        (11.01)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $  750           $     2
Ratio of expenses to average net assets.....................      2.05%(c)          2.27%(c)
Ratio of net investment income to average net assets........      0.78%(c)          1.02%(c)
Ratio of expenses to average net assets*....................      2.19%(c)          2.42%(c)
Portfolio turnover (d)......................................     23.51%           116.03%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund



 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the Six
                                                   Months Ended          For the Year Ended September 30,
                                                    March 31,     ----------------------------------------------
                                                       2002         2001      2000     1999      1998      1997
                                                   ------------   -------   -------  --------  --------  -------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $  11.24     $ 13.11   $ 13.80  $  13.79  $  13.60  $ 11.93
                                                     --------     -------   -------  --------  --------  -------
Investment Activities
 Net investment income............................       0.10        0.27      0.37      0.39      0.42     0.49
 Net realized and unrealized gains (losses) on
   investments....................................       0.58       (1.32)    (0.11)     0.74      0.54     2.04
                                                     --------     -------   -------  --------  --------  -------
 Total from Investment Activities.................       0.68       (1.05)     0.26      1.13      0.96     2.53
                                                     --------     -------   -------  --------  --------  -------
Dividends
 Net investment income............................      (0.10)      (0.28)    (0.37)    (0.39)    (0.42)   (0.49)
 Net realized gains...............................         --       (0.39)    (0.58)    (0.73)    (0.35)   (0.37)
 In excess of net realized gains..................         --       (0.15)       --        --        --       --
                                                     --------     -------   -------  --------  --------  -------
 Total Dividends..................................      (0.10)      (0.82)    (0.95)    (1.12)    (0.77)   (0.86)
                                                     --------     -------   -------  --------  --------  -------
Net Asset Value, End of Period....................   $  11.82     $ 11.24   $ 13.11  $  13.80  $  13.79  $ 13.60
                                                     ========     =======   =======  ========  ========  =======
Total Return......................................       6.05%(a)   (8.52)%    1.92%     8.01%     7.18%   22.11%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................   $102,682     $84,933   $99,403  $120,278  $108,943  $88,524
Ratio of expenses to average net assets...........       1.12%(b)    1.05%     0.97%     0.90%     0.92%    0.93%
Ratio of net investment income to average net
 assets...........................................       1.73%(b)    2.28%     2.79%     2.69%     3.00%    3.88%
Ratio of expenses to average net assets*..........       1.26%(b)    1.19%     1.15%     1.14%     1.16%    1.17%
Portfolio turnover (c)............................      23.51%     116.03%    57.95%    35.98%    31.85%   27.07%

 * During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

           BB&T FUNDS               Schedule of Portfolio Investments
           Large Company Value Fund                    March 31, 2002
                                                          (Unaudited)

            Common Stocks (96.0%)
                                                Shares     Value
                                                ------- ------------
           Aerospace/Defense (2.9%)
           Parker-Hannifin Corp................ 127,000 $  6,337,300
           Raytheon Co......................... 192,500    7,902,125
                                                        ------------
                                                          14,239,425
                                                        ------------
           Apparel (1.1%)
           V.F. Corp........................... 118,200    5,112,150
                                                        ------------
           Automobiles & Trucks (0.8%)
           Ford Motor Co....................... 239,530    3,949,850
                                                        ------------
           Banking & Financial Services (16.8%)
           American Express Co................. 145,000    5,939,200
           Bank of America Corp................ 160,000   10,883,199
           Citigroup, Inc...................... 186,666    9,243,700
           Edwards (A.G.), Inc.................  70,862    3,116,511
           Fannie Mae.......................... 115,000    9,186,200
           Franklin Resources, Inc............. 125,000    5,240,000
           J.P. Morgan Chase & Co.............. 252,772    9,011,322
           PNC Financial Services Group........ 122,500    7,532,525
           SunTrust Banks, Inc................. 108,000    7,206,840
           Wachovia Corp.......................  89,400    3,314,952
           Washington Mutual, Inc.............. 185,000    6,129,050
           Wells Fargo & Co....................  80,000    3,952,000
                                                        ------------
                                                          80,755,499
                                                        ------------
           Beverages (1.3%)
           PepsiCo, Inc........................ 125,000    6,437,500
                                                        ------------
           Business Equipment & Services (2.1%)
           Pitney Bowes, Inc................... 241,300   10,327,640
                                                        ------------
           Chemicals (1.6%)
           Air Products & Chemicals, Inc....... 150,500    7,773,325
                                                        ------------
           Computers (4.9%)
           Adobe Systems, Inc..................  99,000    3,988,710
           Electronic Data Systems Corp........  80,000    4,639,200
           Hewlett-Packard Co.................. 250,000    4,485,000
           IBM Corp............................  69,800    7,259,200
           Microsoft Corp. (b).................  55,000    3,317,050
                                                        ------------
                                                          23,689,160
                                                        ------------
           Consumer Goods & Services (5.7%)
           Hasbro, Inc.........................  74,225    1,174,240
           Kimberly-Clark Corp................. 153,000    9,891,450
           Newell Rubbermaid, Inc.............. 309,500    9,891,620
           Procter & Gamble Co.................  20,000    1,801,800
           Whirlpool Corp......................  64,100    4,842,755
                                                        ------------
                                                          27,601,865
                                                        ------------
           Diversified Products (1.7%)
           E.I. duPont de Nemours and Co.......  75,000    3,536,250
           Philip Morris Companies, Inc........  89,090    4,692,370
                                                        ------------
                                                           8,228,620
                                                        ------------
           Electronics (4.3%)
           Agilent Technologies, Inc. (b)...... 132,419    4,629,368
           Avnet, Inc.......................... 185,000    5,006,100
           Emerson Electric.................... 194,370   11,154,895
                                                        ------------
                                                          20,790,363
                                                        ------------
           Food & Related (2.0%)
           Sara Lee Corp....................... 477,010    9,902,728
                                                        ------------

               Common Stocks, continued
                                               Shares     Value
                                               ------- ------------
              Forest & Paper Products (2.0%)
              Weyerhaeuser Co................. 153,500 $  9,649,010
                                                       ------------
              Insurance (7.2%)
              Aon Corp........................ 197,762    6,921,670
              Cigna Corp......................  70,000    7,097,300
              Lincoln National Corp........... 179,400    9,100,962
              SAFECO Corp..................... 109,200    3,498,768
              St. Paul Companies, Inc......... 183,000    8,390,550
                                                       ------------
                                                         35,009,250
                                                       ------------
              Manufacturing (1.0%)
              Illinois Tool Works, Inc........  69,000    4,992,150
                                                       ------------
              Media (3.5%)
              Gannett Company, Inc............ 100,000    7,610,000
              The Walt Disney Co.............. 413,000    9,532,040
                                                       ------------
                                                         17,142,040
                                                       ------------
              Medical Equipment & Supplies (1.5%)
              Johnson & Johnson............... 113,600    7,378,320
                                                       ------------
              Petroleum (9.0%)
              Anadarko Petroleum Corp......... 140,000    7,901,600
              ChevronTexaco Corp.............. 106,530    9,616,463
              Exxon Mobil Corp................ 240,000   10,519,200
              Phillips Petroleum Co........... 167,000   10,487,600
              Royal Dutch Petroleum Co. -- NY
               Shares.........................  88,600    4,812,752
                                                       ------------
                                                         43,337,615
                                                       ------------
              Pharmaceuticals (6.6%)
              Abbott Laboratories............. 129,000    6,785,400
              Bristol-Myers Squibb Co.........  90,480    3,663,535
              Merck & Co., Inc................ 205,000   11,803,900
              Mylan Laboratories, Inc.........  87,500    2,577,750
              Schering-Plough Corp............ 232,400    7,274,120
                                                       ------------
                                                         32,104,705
                                                       ------------
              Photographic Equipment & Supplies (1.0%)
              Eastman Kodak Co................ 157,500    4,909,275
                                                       ------------
              Railroad (1.0%)
              CSX Corp........................ 129,700    4,942,867
                                                       ------------
              Retail (2.5%)
              Albertson's, Inc................ 227,020    7,523,442
              May Department Stores Co........ 125,250    4,364,963
                                                       ------------
                                                         11,888,405
                                                       ------------
              Telecommunications (2.3%)
              Corning, Inc.................... 479,600    3,654,552
              Motorola, Inc................... 360,000    5,112,000
              WorldCom, Inc. (b).............. 320,000    2,156,800
                                                       ------------
                                                         10,923,352
                                                       ------------
              Transportation (1.3%)
              FedEx Corp. (b)................. 110,000    6,391,000
                                                       ------------
              Utilities (11.9%)
              AT&T Corp....................... 489,122    7,679,215
              BellSouth Corp.................. 275,000   10,136,500
              Duke Energy Corp................ 125,000    4,725,000
              NICOR, Inc......................  23,500    1,070,425
              SBC Communications, Inc......... 224,400    8,401,536

                                   Continued

           BB&T FUNDS               Schedule of Portfolio Investments
           Large Company Value Fund                    March 31, 2002
                                                          (Unaudited)

           Common Stocks, continued
                                               Shares       Value
                                             ---------- ------------
          Utilities, continued
          Sprint Corp.......................    341,400 $  5,220,006
          TXU Corp..........................    187,800   10,236,979
          Xcel Energy, Inc..................    372,275    9,437,171
                                                        ------------
                                                          56,906,832
                                                        ------------
          Total Common Stocks...............             464,382,946
                                                        ------------
           Investment Company (4.2%)
          Federated Prime Cash Obligation
           Fund............................. 20,139,349   20,139,349
                                                        ------------
          Total Investments
           (Cost $382,567,728) (a) -- 100.2%             484,522,295
          Liabilities in excess of other
           assets -- (0.2)%.................              (1,014,362)
                                                        ------------
          Net Assets -- 100.0%..............            $483,507,933
                                                        ============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation................. $117,131,264
             Unrealized depreciation.................  (15,176,697)
                                                      ------------
             Net unrealized appreciation............. $101,954,567
                                                      ============

(b)Represents non-income producing securities.

                See accompanying notes to financial statements.

BB&T FUNDS
Large Company Value Fund


         Statement of Assets and Liabilities
                                                         March 31, 2002
                                                            (Unaudited)
        Assets:
        Investments, at value* (Cost $382,567,728)........ $484,522,295
        Interest and dividends receivable.................      668,316
        Receivable for capital shares issued..............      164,736
        Collateral for securities loaned..................  109,679,800
        Receivable for investments sold...................    1,142,122
        Prepaid expenses..................................       10,784
                                                           ------------
          Total Assets....................................  596,188,053
                                                           ------------
        Liabilities:
        Dividends payable.................................      282,405
        Payable for collateral received on loaned
         securities.......................................  109,679,800
        Payable for investments purchased.................    1,978,529
        Accrued expenses and other payables:
          Investment advisory fees........................      246,873
          Administration fees.............................       16,531
          Distribution fees...............................       37,926
          Other...........................................      438,056
                                                           ------------
          Total Liabilities...............................  112,680,120
                                                           ------------
        Net Assets:
        Capital...........................................  370,585,260
        Dividends in excess of net investment income......      (34,405)
        Net realized gains on investments.................   11,002,511
        Net unrealized appreciation on investments........  101,954,567
                                                           ------------
        Net Assets........................................ $483,507,933
                                                           ============
        Net Assets
          Class A Shares..................................  $31,769,141
          Class B Shares..................................   36,473,861
          Class C Shares..................................       21,307
          Trust Shares....................................  415,243,624
                                                           ------------
          Total........................................... $483,507,933
                                                           ============
        Outstanding units of beneficial interest (shares)
          Class A Shares..................................    1,771,768
          Class B Shares..................................    2,048,673
          Class C Shares..................................        1,198
          Trust Shares....................................   23,109,592
                                                           ------------
          Total...........................................   26,931,231
                                                           ============
        Net asset value
          Class A Shares -- redemption price per share....        $17.93
          Class B Shares -- offering and redemption price
           per share**....................................        17.80
          Class C Shares -- offering and redemption price
           per share**....................................        17.79
          Trust Class Shares -- offering and redemption
           price per share................................        17.97
                                                           ============
        Maximum Sales Charge -- Class A Shares............         5.75%
                                                           ============
        Maximum Offering Price (100%/(100%-Maximum
         Sales Charge) of net asset value adjusted to the
         nearest cent) per share -- Class A Shares........        $19.02
                                                           ============

* Includes securities on loan of $106,109,739.
**Redemption price per share varies by length of time shares are held.

        Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Dividends........................................... $ 4,753,255
       Interest............................................         715
       Income from securities lending......................     167,284
                                                            -----------
         Total Investment Income...........................   4,921,254
                                                            -----------
       Expenses:
       Investment advisory fees............................   1,680,236
       Administration fees.................................     567,645
       Distribution fees -- Class A Shares.................      76,774
       Distribution fees -- Class B Shares.................     175,465
       Distribution fees -- Class C Shares.................          80
       Custodian fees......................................     111,383
       Other...............................................     450,518
                                                            -----------
         Total expenses before waivers.....................   3,062,101
         Less expenses waived by the Investment
          Advisor..........................................    (317,881)
         Less expenses waived by the Administrator and its
          affiliates.......................................     (38,387)
                                                            -----------
         Net Expenses......................................   2,705,833
                                                            -----------
       Net Investment Income...............................   2,215,421
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized gains on investments...................  12,185,342
       Change in unrealized appreciation/depreciation on
        investments........................................  29,764,555
                                                            -----------
       Net realized/unrealized gains on investments........  41,949,897
                                                            -----------
       Change in net assets resulting from operations...... $44,165,318
                                                            ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund



 Statements of Changes in Net Assets

                                                             For the Six      For the
                                                             Months Ended   Year Ended
                                                              March 31,    September 30,
                                                                 2002          2001
                                                             ------------  -------------
                                                             (Unaudited)
From Investment Activities:
Operations:
 Net investment income...................................... $  2,215,421  $  5,820,534
 Net realized gains on investments..........................   12,185,342    13,513,058
 Change in unrealized appreciation/depreciation on
   investments..............................................   29,764,555   (36,139,108)
                                                             ------------  ------------
Change in net assets resulting from operations..............   44,165,318   (16,805,516)
                                                             ------------  ------------
Dividends to Class A Shareholders:
 Net investment income......................................     (124,653)     (397,069)
 Net realized gains from investments........................     (834,139)   (1,581,833)
Dividends to Class B Shareholders:
 Net investment income......................................      (34,426)     (196,188)
 Net realized gains from investments........................     (951,943)   (1,728,033)
Dividends to Class C Shareholders:
 Net investment income......................................          (18)          (27)
 Net realized gains from investments........................         (402)           --
Dividends to Trust Class Shareholders:
 Net investment income......................................   (2,064,715)   (5,258,803)
 Net realized gains from investments........................  (10,443,696)  (16,096,882)
                                                             ------------  ------------
Change in net assets from shareholder dividends.............  (14,453,992)  (25,258,835)
                                                             ------------  ------------
Capital Transactions:
Change in net assets from capital transactions..............   29,505,513    63,706,397
                                                             ------------  ------------
Change in net assets........................................   59,216,839    21,642,046
Net Assets:
 Beginning of period........................................  424,291,094   402,649,048
                                                             ------------  ------------
 End of period.............................................. $483,507,933  $424,291,094
                                                             ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund


 Financial Highlights, Class A
 Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                    For the Six
                                    Months Ended        For the Year Ended September 30,
                                     March 31,    --------------------------------------------
                                        2002        2001      2000     1999     1998     1997
                                    ------------  -------   -------  -------  -------  -------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period............................   $ 16.79     $ 18.57   $ 19.60  $ 18.48  $ 19.98  $ 15.31
                                      -------     -------   -------  -------  -------  -------
Investment Activities
 Net investment income.............      0.07        0.22      0.49     0.25     0.23     0.26
 Net realized and unrealized gains
   (losses) on investments.........      1.62       (0.89)     0.56     1.93    (0.17)    5.30
                                      -------     -------   -------  -------  -------  -------
 Total from Investment Activities..      1.69       (0.67)     1.05     2.18     0.06     5.56
                                      -------     -------   -------  -------  -------  -------
Dividends
 Net investment income.............     (0.07)      (0.22)    (0.49)   (0.25)   (0.23)   (0.26)
 Net realized gains................     (0.48)      (0.89)    (1.59)   (0.81)   (1.33)   (0.63)
                                      -------     -------   -------  -------  -------  -------
 Total Dividends...................     (0.55)      (1.11)    (2.08)   (1.06)   (1.56)   (0.89)
                                      -------     -------   -------  -------  -------  -------
Net Asset Value, End of Period.....   $ 17.93     $ 16.79   $ 18.57  $ 19.60  $ 18.48  $ 19.98
                                      =======     =======   =======  =======  =======  =======
Total Return (excludes sales
 charge)...........................     10.12%(a)   (3.77)%    5.69%   11.64%    0.10%   37.80%

Ratios/Supplementary Data:
Net Assets, End of Period (000)....   $31,769     $29,942   $33,004  $38,604  $39,817  $34,679
Ratio of expenses to average net
 assets............................      1.35%(b)    1.24%     1.17%    1.10%    1.10%    1.09%
Ratio of net investment income to
 average net assets................      0.82%(b)    1.23%     2.62%    1.22%    1.18%    1.52%
Ratio of expenses to average net
 assets*...........................      1.74%(b)    1.63%     1.60%    1.59%    1.59%    1.58%
Portfolio turnover (c).............     12.18%      24.20%    23.85%   13.52%   13.17%   22.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund


 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                             For the Six
                                                             Months Ended         For the Year Ended September 30,
                                                              March 31,    ---------------------------------------------
                                                                 2002        2001      2000     1999     1998      1997
                                                             ------------  -------   -------  -------  -------   -------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $16.68      $18.47    $19.51   $18.42   $19.93    $15.29
                                                               -------     -------   -------  -------  -------   -------
Investment Activities
 Net investment income......................................      0.01        0.09      0.35     0.11     0.09      0.13
 Net realized and unrealized gains (losses) on investments..      1.61       (0.89)     0.56     1.90    (0.18)     5.28
                                                               -------     -------   -------  -------  -------   -------
 Total from Investment Activities...........................      1.62       (0.80)     0.91     2.01    (0.09)     5.41
                                                               -------     -------   -------  -------  -------   -------
Dividends
 Net investment income......................................     (0.02)      (0.10)    (0.36)   (0.11)   (0.09)    (0.14)
 Net realized gains.........................................     (0.48)      (0.89)    (1.59)   (0.81)   (1.33)    (0.63)
                                                               -------     -------   -------  -------  -------   -------
 Total Dividends............................................     (0.50)      (0.99)    (1.95)   (0.92)   (1.42)    (0.77)
                                                               -------     -------   -------  -------  -------   -------
Net Asset Value, End of Period..............................    $17.80      $16.68    $18.47   $19.51   $18.42    $19.93
                                                               =======     =======   =======  =======  =======   =======
Total Return (excludes redemption charge)...................      9.79%(a)   (4.51)%    4.88%   10.73%   (0.67)%   36.70%

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................   $36,474     $33,489   $36,078  $38,590  $32,455   $16,690
Ratio of expenses to average net assets.....................      2.10%(b)    1.99%     1.92%    1.84%    1.85%     1.84%
Ratio of net investment income to average net assets........      0.07%(b)    0.48%     1.90%    0.47%    0.43%     0.77%
Ratio of expenses to average net assets*....................      2.24%(b)    2.13%     2.10%    2.08%    2.09%     2.08%
Portfolio turnover (c)......................................     12.18%      24.20%    23.85%   13.52%   13.17%    22.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund




                                        Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.


                                                        For the Six    February 1,
                                                        Months Ended     2001 to
                                                         March 31,    September 30,
                                                            2002         2001(a)
                                                        ------------  -------------
                                                        (Unaudited)
Net Asset Value, Beginning of Period...................    $16.67        $18.15
                                                           ------        ------
Investment Activities
 Net investment income.................................      0.01          0.06
 Net realized and unrealized gains (losses) on
   investments.........................................      1.61         (1.47)
                                                           ------        ------
 Total from Investment Activities......................      1.62         (1.41)
                                                           ------        ------
Dividends
 Net investment income.................................     (0.02)        (0.07)
 Net realized gains....................................     (0.48)           --
                                                           ------        ------
 Total Dividends.......................................     (0.50)        (0.07)
                                                           ------        ------
Net Asset Value, End of Period.........................    $17.79        $16.67
                                                           ======        ======
Total Return (excludes redemption charge)..............      9.74%(b)     (7.80)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)........................    $   21        $   13
Ratio of expenses to average net assets................      2.08%(c)      2.03%(c)
Ratio of net investment income to average net assets...      0.07%(c)      0.36%(c)
Ratio of expenses to average net assets*...............      2.24%(c)      2.16%(c)
Portfolio turnover (d).................................     12.18%        24.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                    For the Six
                                    Months Ended            For the Year Ended September 30,
                                     March 31,     -------------------------------------------------
                                        2002          2001      2000      1999      1998      1997
                                    ------------   --------   --------  --------  --------  --------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period............................   $  16.82     $  18.60   $  19.64  $  18.52  $  20.02  $  15.34
                                      --------     --------   --------  --------  --------  --------
Investment Activities
 Net investment income.............       0.09         0.26       0.54      0.30      0.28      0.30
 Net realized and unrealized gains
   (losses) on investments.........       1.63        (0.89)      0.55      1.93     (0.17)     5.31
                                      --------     --------   --------  --------  --------  --------
 Total from Investment Activities..       1.72        (0.63)      1.09      2.23      0.11      5.61
                                      --------     --------   --------  --------  --------  --------
Dividends
 Net investment income.............      (0.09)       (0.26)     (0.54)    (0.30)    (0.28)    (0.30)
 Net realized gains................      (0.48)       (0.89)     (1.59)    (0.81)    (1.33)    (0.63)
                                      --------     --------   --------  --------  --------  --------
 Total Dividends...................      (0.57)       (1.15)     (2.13)    (1.11)    (1.61)    (0.93)
                                      --------     --------   --------  --------  --------  --------
Net Asset Value, End of Period.....   $  17.97     $  16.82   $  18.60  $  19.64  $  18.52  $  20.02
                                      ========     ========   ========  ========  ========  ========
Total Return.......................      10.30%(a)    (3.53)%     5.89%    11.89%     0.35%    38.13%

Ratios/Supplementary Data:
Net Assets, End of Period (000)....   $415,244     $360,847   $333,567  $379,321  $348,613  $308,984
Ratio of expenses to average net
 assets............................       1.10%(b)     0.99%      0.92%     0.84%     0.85%     0.84%
Ratio of net investment income to
 average net assets................       1.07%(b)     1.48%      2.90%     1.47%     1.43%     1.77%
Ratio of expenses to average net
 assets*...........................       1.24%(b)     1.13%      1.10%     1.09%     1.09%     1.08%
Portfolio turnover (c).............      12.18%       24.20%     23.85%    13.52%    13.17%    22.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

          BB&T FUNDS                Schedule of Portfolio Investments
          Large Company Growth Fund                    March 31, 2002
                                                          (Unaudited)

            Common Stocks (96.3%)
                                                  Shares     Value
                                                  ------- -----------
           Advertising (1.0%)
           Omnicom Group, Inc....................  22,000 $ 2,076,800
                                                          -----------
           Analytical Instruments (0.9%)
           Waters Corp. (b)......................  70,000   1,957,900
                                                          -----------
           Banking & Financial Services (7.2%)
           Bank of New York Company, Inc.........  62,000   2,605,240
           Concord EFS, Inc. (b).................  80,000   2,660,000
           Fannie Mae............................  33,000   2,636,040
           Fifth Third Bancorp...................  57,000   3,846,360
           SEI Investments Co....................  60,600   2,594,286
           Washington Mutual, Inc................  25,000     828,250
                                                          -----------
                                                           15,170,176
                                                          -----------
           Beverages (3.6%)
           Anheuser-Busch Cos....................  60,000   3,132,000
           Coca-Cola Co..........................  25,000   1,306,500
           PepsiCo, Inc..........................  60,000   3,090,000
                                                          -----------
                                                            7,528,500
                                                          -----------
           Business Services (0.9%)
           DST Systems, Inc. (b).................  36,000   1,792,800
                                                          -----------
           Computers (18.3%)
           Affiliated Computer Services, Inc. (b)  50,000   2,806,500
           Check Point Software Technologies
            Ltd. (b).............................  58,000   1,763,200
           Cisco Systems, Inc. (b)............... 140,000   2,370,200
           Dell Computer Corp. (b)............... 150,000   3,916,500
           EMC Corp. (b)......................... 175,000   2,086,000
           First Data Corp.......................  38,000   3,315,500
           IBM Corp..............................  40,000   4,160,000
           Lexmark International Group, Inc. (b).  26,000   1,486,680
           Microsoft Corp. (b)................... 110,000   6,634,099
           Oracle Corp. (b)...................... 325,000   4,160,000
           PeopleSoft, Inc. (b)..................  90,000   3,287,700
           SAP -- ADR............................  70,000   2,604,000
                                                          -----------
                                                           38,590,379
                                                          -----------
           Consumer Goods & Services (1.5%)
           Procter & Gamble Co...................  35,000   3,153,150
                                                          -----------
           Diversified Products (2.9%)
           General Electric Co................... 165,000   6,179,250
                                                          -----------
           E-Commerce and Services (1.3%)
           eBay, Inc. (b)........................  47,000   2,662,080
                                                          -----------
           Electronic Components (4.0%)
           Intel Corp............................ 210,000   6,386,100
           L-3 Communications Holdings, Inc. (b).  15,000   1,680,000
           Solectron Corp. (b)................... 260,000   2,028,000
                                                          -----------
                                                            8,414,100
                                                          -----------
           Electronic Components -- Semiconductors (4.7%)
           Applied Materials, Inc. (b)...........  53,000   2,876,310
           Maxim Integrated Products, Inc. (b)...  45,000   2,506,950
           NVIDIA Corp. (b)......................  35,000   1,552,600
           Texas Instruments, Inc................  25,000     827,500
           Xilinx, Inc. (b)......................  52,000   2,072,720
                                                          -----------
                                                            9,836,080
                                                          -----------

             Common Stocks, continued
                                                Shares     Value
                                                ------- -----------
            Health Care (5.0%)
            HCA, Inc...........................  45,000 $ 1,983,600
            Tenet Healthcare Corp. (b).........  51,000   3,418,020
            UnitedHealth Group, Inc............  30,500   2,330,810
            Wellpoint Health Networks, Inc. (b)  44,000   2,801,480
                                                        -----------
                                                         10,533,910
                                                        -----------
            Insurance (0.7%)
            Marsh & McLennan Companies, Inc....  14,000   1,578,360
                                                        -----------
            Leisure Time Industries (0.8%)
            Harley-Davidson, Inc...............  30,000   1,653,900
                                                        -----------
            Linen Supply (1.4%)
            Cintas Corp........................  60,000   2,991,600
                                                        -----------
            Manufacturing (1.3%)
            Tyco International Ltd.............  86,000   2,779,520
                                                        -----------
            Media (1.0%)
            Viacom Inc. -- Class B (b).........  42,000   2,031,540
                                                        -----------
            Medical Equipment & Supplies (11.1%)
            Baxter International, Inc..........  63,000   3,749,760
            Boston Scientific Corp. (b)........ 105,000   2,634,450
            Genzyme Corp. (b)..................  55,000   2,401,850
            Johnson & Johnson..................  83,000   5,390,850
            Medtronic, Inc.....................  60,000   2,712,600
            Quest Diagnostics, Inc. (b)........  42,000   3,479,700
            Stryker Corp.......................  50,000   3,016,500
                                                        -----------
                                                         23,385,710
                                                        -----------
            Oil Companies -- Integrated (1.0%)
            ChevronTexaco Corp.................  24,000   2,166,480
                                                        -----------
            Pharmaceuticals (10.6%)
            Abbott Laboratories................  40,000   2,104,000
            Amgen, Inc. (b)....................  85,000   5,072,800
            Cardinal Health, Inc...............  45,000   3,190,050
            Forest Laboratories, Inc. (b)......  34,000   2,777,800
            King Pharmaceuticals, Inc. (b).....  67,000   2,345,670
            MedImmune, Inc. (b)................  70,000   2,753,100
            Pfizer, Inc........................ 101,850   4,047,519
                                                        -----------
                                                         22,290,939
                                                        -----------
            Retail (4.8%)
            Bed Bath & Beyond, Inc. (b)........  70,000   2,362,500
            Target Corp........................  55,000   2,371,600
            Wal-Mart Stores, Inc...............  87,550   5,365,940
                                                        -----------
                                                         10,100,040
                                                        -----------
            Retail -- Specialty Stores (8.6%)
            Best Buy, Inc. (b).................  67,000   5,306,400
            Home Depot, Inc....................  45,000   2,187,450
            Lowe's Companies, Inc.............. 135,000   5,871,150
            TJX Companies, Inc.................  40,000   1,600,400
            Walgreen Co........................  80,000   3,135,200
                                                        -----------
                                                         18,100,600
                                                        -----------
            Telecommunications (1.9%)
            Nokia Corp. -- ADR................. 100,000   2,074,000
            Qualcomm, Inc. (b).................  50,000   1,882,000
                                                        -----------
                                                          3,956,000
                                                        -----------

                                   Continued

          BB&T FUNDS                Schedule of Portfolio Investments
          Large Company Growth Fund                    March 31, 2002
                                                          (Unaudited)

  Common Stocks, continued
                                                          Shares      Value
                                                         --------- ------------
 Utilities (1.0%)
 Waste Management, Inc..................................    80,000 $  2,180,000
                                                                   ------------
 Total Common Stocks....................................            202,789,814
                                                                   ------------
  Investment Companies (3.0%)
 Federated Government Obligations Fund.................. 1,375,607    1,375,607
 Federated Prime Cash Obligation Fund................... 4,965,399    4,965,399
                                                                   ------------
 Total Investment Companies.............................              6,341,006
                                                                   ------------
 Total Investments (Cost $192,674,870) (a) -- 99.3%.....            209,130,820
 Other assets in excess of liabilities -- 0.7%..........              1,572,996
                                                                   ------------
 Net Assets -- 100.0%...................................           $210,703,816
                                                                   ============

--------
(a)Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation................. $ 30,629,460
             Unrealized depreciation.................  (14,173,510)
                                                      ------------
             Net unrealized appreciation............. $ 16,455,950
                                                      ============

(b)Represents non-income producing securities
ADR -- American Depository Receipt

                                   Continued

BB&T FUNDS
Large Company Growth Fund

        Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
       Assets:
       Investments, at value *(Cost $192,674,870).......... $209,130,820
       Interest and dividends receivable...................      107,736
       Receivable for capital shares issued................       48,588
       Collateral for securities loaned....................   49,268,900
       Receivable for investments sold.....................    4,314,693
       Prepaid expenses and other..........................        4,920
                                                            ------------
         Total Assets......................................  262,875,657
                                                            ------------
       Liabilities:
       Payable for capital shares redeemed.................       11,603
       Payable for collateral received on loaned
        securities.........................................   49,268,900
       Payable for investments purchased...................    2,513,312
       Accrued expenses and other payables:
         Investment advisory fees..........................      106,445
         Administration fees...............................        7,196
         Distribution fees.................................       17,640
         Other.............................................      246,745
                                                            ------------
         Total Liabilities.................................   52,171,841
                                                            ------------
       Net Assets:
       Capital.............................................  233,818,062
       Net investment loss.................................     (535,296)
       Net realized losses on investments..................  (39,034,900)
       Net unrealized appreciation on investments..........   16,455,950
                                                            ------------
         Net Assets........................................ $210,703,816
                                                            ============
       Net Assets
         Class A Shares.................................... $  9,034,607
         Class B Shares....................................   18,537,192
         Class C Shares....................................       13,131
         Trust Shares......................................  183,118,886
                                                            ------------
         Total............................................. $210,703,816
                                                            ============
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................    1,013,779
         Class B Shares....................................    2,148,927
         Class C Shares....................................        1,521
         Trust Shares......................................   20,346,302
                                                            ------------
         Total.............................................   23,510,529
                                                            ============
       Net asset value
         Class A Shares -- redemption price per share...... $       8.91
         Class B Shares -- offering and redemption price
          per share**......................................         8.63
         Class C Shares -- offering and redemption price
          per share**......................................         8.63
         Trust Shares -- offering and redemption price per
          share............................................         9.00
                                                            ============
       Maximum Sales Charge -- Class A Shares..............         5.75%
                                                            ============
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares.......... $       9.45
                                                            ============
       * Includes securities on loan of $47,072,054.
       **Redemption price per share varies by length of
         time shares are held.

        Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Dividends........................................... $   661,718
       Income from securities lending......................      75,770
                                                            -----------
         Total Investment Income...........................     737,488
                                                            -----------
       Expenses:
       Investment advisory fees............................     737,281
       Administration fees.................................     249,081
       Distribution fees -- Class A Shares.................      22,353
       Distribution fees -- Class B Shares.................      92,780
       Distribution fees -- Class C Shares.................          52
       Custodian fees......................................      39,945
       Transfer agent fees.................................     154,297
       Other...............................................     123,936
                                                            -----------
         Total expenses before waivers.....................   1,419,725
         Less expenses waived by the Investment
          Advisor..........................................    (139,485)
         Less expenses waived by the Administrator and its
          affiliates.......................................     (11,177)
                                                            -----------
         Net Expenses......................................   1,269,063
                                                            -----------
       Net Investment Loss.................................    (531,575)
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized losses on investments..................  (4,421,348)
       Change in unrealized appreciation/depreciation on
        investments........................................  21,370,245
                                                            -----------
       Net realized/unrealized gains on investments........  16,948,897
                                                            -----------
       Change in net assets resulting from operations...... $16,417,322
                                                            ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund



  Statements of Changes in Net Assets
                                                    For the Six      For the
                                                    Months Ended   Year Ended
                                                     March 31,    September 30,
                                                        2002          2000
                                                    ------------  -------------
                                                    (Unaudited)
 From Investment Activities:
 Operations:
  Net investment loss.............................. $   (531,575) $   (719,590)
  Net realized losses on investments...............   (4,421,348)  (34,613,552)
  Change in unrealized appreciation/depreciation
    on investments.................................   21,370,245   (58,315,381)
                                                    ------------  ------------
  Change in net assets resulting from operations...   16,417,322   (93,648,523)
                                                    ------------  ------------
 Dividends to Class A Shareholders:
  Net realized gains from investments..............           --      (905,000)
 Dividends to Class B Shareholders:
  Net realized gains from investments..............           --    (1,894,849)
 Dividends to Trust Class Shareholders:
  Net realized gains from investments..............           --   (10,166,255)
                                                    ------------  ------------
 Change in net assets from shareholder dividends...           --   (12,966,104)
                                                    ------------  ------------
 Capital Transactions:
 Change in net assets from capital transactions....   17,441,641    97,593,223
                                                    ------------  ------------
 Change in net assets..............................   33,858,963    (9,021,404)
 Net Assets:
  Beginning of period..............................  176,844,853   185,866,257
                                                    ------------  ------------
  End of period.................................... $210,703,816  $176,844,853
                                                    ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund



 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                              For the Six         For the Year Ended       October 3,
                                              Months Ended          September 30,            1997 to
                                               March 31,     --------------------------   September 30,
                                                  2002         2001      2000      1999      1998(a)
                                              ------------   -------   -------   ------   -------------
                                              (Unaudited)
Net Asset Value, Beginning of Period             $ 8.16      $ 14.75   $ 11.96   $ 9.62      $ 10.00
                                                 ------      -------   -------   ------      -------
Investment Activities
 Net investment loss.........................     (0.03)       (0.05)    (0.06)   (0.04)          --
 Net realized and unrealized gains (losses)
   on investments............................      0.78        (5.56)     3.59     2.94        (0.25)
                                                 ------      -------   -------   ------      -------
 Total from Investment Activities............      0.75        (5.61)     3.53     2.90        (0.25)
                                                 ------      -------   -------   ------      -------
Dividends
 Net investment income.......................        --           --        --       --        (0.03)
 Net realized gains..........................        --        (0.98)    (0.74)   (0.56)          --
 In excess of net realized gains.............        --           --        --       --        (0.10)
                                                 ------      -------   -------   ------      -------
 Total Dividends.............................        --        (0.98)    (0.74)   (0.56)       (0.13)
                                                 ------      -------   -------   ------      -------
Net Asset Value, End of Period...............    $ 8.91      $  8.16   $ 14.75   $11.96      $  9.62
                                                 ======      =======   =======   ======      =======
Total Return (excludes sales charge).........      9.19%(b)   (40.36)%   30.08%   30.93%       (2.54)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..............    $9,035      $ 8,146   $13,156   $5,912      $ 1,938
Ratio of expenses to average net assets......      1.42%(c)     1.30%     1.24%    1.22%        1.39%(c)
Ratio of net investment loss to average net
 assets......................................     (0.68)%(c)   (0.48)%   (0.43)%  (0.34)%      (0.04)%(c)
Ratio of expenses to average net assets*.....      1.81%(c)     1.69%     1.66%    1.71%        1.87%(c)
Portfolio turnover (d).......................     34.97%       96.41%    76.76%   67.59%      108.36%

*  During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund



 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                              For the Six         For the Year Ended        October 3,
                                              Months Ended           September 30,            1997 to
                                               March 31,     ---------------------------   September 30,
                                                  2002         2001      2000      1999       1998(a)
                                              ------------   -------   -------   -------   -------------
                                              (Unaudited)
Net Asset Value, Beginning of Period.........   $  7.93      $ 14.47   $ 11.82   $  9.58      $ 10.00
                                                -------      -------   -------   -------      -------
Investment Activities
 Net investment loss.........................     (0.06)       (0.11)    (0.17)    (0.12)       (0.02)
 Net realized and unrealized gains (losses)
   on investments............................      0.76        (5.45)     3.56      2.92        (0.29)
                                                -------      -------   -------   -------      -------
 Total from Investment Activities............      0.70        (5.56)     3.39      2.80        (0.31)
                                                -------      -------   -------   -------      -------
Dividends
 Net investment income.......................        --           --        --        --        (0.01)
 Net realized gains..........................                  (0.98)    (0.74)    (0.56)          --
 In excess of net realized gains.............        --           --        --        --        (0.10)
                                                -------      -------   -------   -------      -------
 Total Dividends.............................        --        (0.98)    (0.74)    (0.56)       (0.11)
                                                -------      -------   -------   -------      -------
Net Asset Value, End of Period...............   $  8.63      $  7.93   $ 14.47   $ 11.82      $  9.58
                                                =======      =======   =======   =======      =======
Total Return (excludes redemption charge)....      8.83%(b)   (40.82)%   29.22%    29.97%       (3.13)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..............   $18,537      $17,089   $27,172   $12,289      $ 3,985
Ratio of expenses to average net assets......      2.17%(c)     2.05%     1.99%     1.97%        2.14%(c)
Ratio of net investment loss to average net
 assets......................................     (1.43)%(c)   (1.24)%   (1.18)%   (1.08)%      (0.78)%(c)
Ratio of expenses to average net assets*.....      2.31%(c)     2.19%     2.16%     2.21%        2.37%(c)
Portfolio turnover (d).......................     34.97%       96.41%    76.76%    67.59%      108.36%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund


 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                        For the Six     February 1,
                                                        Months Ended      2001 to
                                                         March 31,     September 30,
                                                            2002          2001(a)
                                                        ------------   -------------
                                                        (Unaudited)
Net Asset Value, Beginning of Period...................    $ 7.94         $ 11.75
                                                           ------         -------
Investment Activities
 Net investment loss...................................     (0.05)          (0.06)
 Net realized and unrealized gains (losses) on
   investments.........................................      0.74           (3.75)
                                                           ------         -------
 Total from Investment Activities......................      0.69           (3.81)
                                                           ------         -------
Net Asset Value, End of Period.........................    $ 8.63         $  7.94
                                                           ======         =======
Total Return (excludes redemption charge)..............      8.69%(b)      (32.43)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)........................    $   13         $     8
Ratio of expenses to average net assets................      2.15%(c)        2.04%(c)
Ratio of net investment income to average net assets...     (1.43)%(c)      (1.34)%(c)
Ratio of expenses to average net assets*...............      2.34%(c)        2.18%(c)
Portfolio turnover (d).................................     34.97%          96.41%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Financial Highlights, Trust
 Shares

Selected data for a share of beneficial interest
outstanding throughout the periods indicated.
                               For the Six                                       October 3,
                               Months Ended    For the Year Ended September 30,    1997 to
                                March 31,      -----------------------------    September 30,
                                   2002           2001        2000      1999       1998(a)
                               ------------    --------    --------   -------   -------------
                               (Unaudited)
Net Asset Value, Beginning of
 Period.......................   $   8.23      $  14.84    $  11.99   $  9.63      $ 10.00
                                 --------      --------    --------   -------      -------
Investment Activities
 Net investment income (loss).      (0.02)        (0.03)      (0.03)    (0.01)        0.04
 Net realized and unrealized
   gains (losses) on
   investments................       0.79         (5.60)       3.62      2.93        (0.27)
                                 --------      --------    --------   -------      -------
 Total from Investment
   Activities.................       0.77         (5.63)       3.59      2.92        (0.23)
                                 --------      --------    --------   -------      -------
Dividends
 Net investment income........         --            --          --        --        (0.04)
 Net realized gains...........         --         (0.98)      (0.74)    (0.56)       (0.10)
                                 --------      --------    --------   -------      -------
 Total Dividends..............         --         (0.98)      (0.74)    (0.56)       (0.14)
                                 --------      --------    --------   -------      -------
Net Asset Value, End of Period   $   9.00      $   8.23    $  14.84   $ 11.99      $  9.63
                                 ========      ========    ========   =======      =======
Total Return..................       9.36%(b)    (40.24)%     30.52%    31.15%       (2.33)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period
 (000)........................   $183,119      $151,601    $145,538   $90,635      $50,975
Ratio of expenses to average
 net assets...................       1.17%(c)      1.05%       0.99%     0.98%        1.06%(c)
Ratio of net investment
 income (loss) to average net
 assets.......................      (0.43)%(c)    (0.25)%     (0.18)%   (0.08)%       0.41%(c)
Ratio of expenses to average
 net assets*..................       1.31%(c)      1.19%       1.16%     1.22%        1.30%(c)
Portfolio turnover (d)........      34.97%        96.41%      76.76%    67.59%      108.36%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

              BB&T FUNDS         Schedule of Portfolio Investments
              Mid Cap Value Fund                    March 31, 2002
                                                       (Unaudited)

            Common Stocks (94.4%)
                                                 Shares     Value
                                                 ------- ------------
           Aerospace/Defense (5.1%)
           General Dynamics Corp................  10,000 $    939,500
           Goodrich Corp........................  44,000    1,392,160
           Northrop Grumman Corp................  17,000    1,921,850
           Parker-Hannifin Corp.................  30,000    1,497,000
                                                         ------------
                                                            5,750,510
                                                         ------------
           Automobiles & Trucks (1.4%)
           TRW, Inc.............................  30,000    1,544,100
                                                         ------------
           Financial Services (8.6%)
           Ambac Financial Group, Inc...........  17,000    1,004,190
           AmSouth Bancorp......................  60,000    1,318,800
           Commerce Bancshares, Inc.............  25,000    1,105,500
           Compass Bancshares, Inc..............  60,000    1,852,200
           Edwards (A.G.), Inc..................  20,000      879,600
           Mercantile Bankshares Corp...........  33,000    1,427,580
           Peoples Bancorp, Inc.................   2,750       66,000
           SouthTrust Corp......................  40,000    1,056,000
           SunTrust Banks, Inc..................  15,000    1,000,950
                                                         ------------
                                                            9,710,820
                                                         ------------
           Building/Construction Products (0.9%)
           Martin Marietta Materials, Inc.......  25,000    1,055,500
                                                         ------------
           Chemicals (2.0%)
           Albemarle Corp.......................  40,000    1,102,400
           Olin Corp............................  60,000    1,128,000
                                                         ------------
                                                            2,230,400
                                                         ------------
           Commercial Services (3.9%)
           Banta Corp...........................  20,000      714,200
           Quanta Services, Inc. (b)............  35,000      605,150
           Rayonier, Inc........................  30,000    1,598,400
           Viad Corp............................  28,000      784,000
           Wireless Facilities, Inc. (b)........ 119,000      714,000
                                                         ------------
                                                            4,415,750
                                                         ------------
           Computers (0.8%)
           Electronic Data Systems Corp.........  15,000      869,850
                                                         ------------
           Consumer Goods & Services (1.1%)
           American Greetings Corp..............  66,000    1,197,900
                                                         ------------
           Containers (0.8%)
           Sonoco Products Co...................  30,000      858,300
                                                         ------------
           Distribution/Wholesale (1.6%)
           Genuine Parts Co.....................  50,000    1,838,500
                                                         ------------
           Diversified Products (1.2%)
           E.I. duPont de Nemours and Co........  30,000    1,414,500
                                                         ------------
           Electronic Components -- Semiconductors
            (1.0%)
           National Semiconductor Corp. (b).....  35,000    1,179,150
                                                         ------------
           Electronics (3.6%)
           American Power Conversion Corp. (b)..  50,000      739,000
           Avnet, Inc...........................  40,000    1,082,400
           Emerson Electric Co..................  17,000      975,630
           L-3 Communications Holdings, Inc. (b)  11,000    1,232,000
                                                         ------------
                                                            4,029,030
                                                         ------------

              Common Stocks, continued
                                                Shares    Value
                                                ------ ------------
             Food & Related (1.9%)
             Heinz (H.J.) Co................... 20,000 $    830,000
             SUPERVALU, Inc.................... 50,000    1,290,000
                                                       ------------
                                                          2,120,000
                                                       ------------
             Insurance (6.6%)
             Allstate Corp..................... 33,000    1,246,410
             Erie Indemnity Co................. 15,000      610,200
             First American Corp............... 48,000    1,021,440
             Jefferson-Pilot Corp.............. 73,000    3,655,840
             UnumProvident Corp................ 35,000      977,550
                                                       ------------
                                                          7,511,440
                                                       ------------
             Manufacturing (8.9%)
             Griffon Corp. (b)................. 55,000      921,250
             Honeywell International, Inc...... 35,000    1,339,450
             Ingersoll-Rand Co. -- Class A..... 30,000    1,500,600
             Lincoln Electric Holdings, Inc.... 50,000    1,428,500
             SPX Corp. (b)..................... 17,000    2,406,860
             Timken Co......................... 42,000      969,780
             Worthington Industries, Inc....... 98,000    1,505,280
                                                       ------------
                                                         10,071,720
                                                       ------------
             Media (6.1%)
             Cox Communications, Inc. (b)...... 32,000    1,204,480
             Knight-Ridder, Inc................ 20,000    1,373,800
             McGraw-Hill Companies, Inc........ 25,000    1,706,250
             Media General, Inc. -- Class A.... 20,000    1,270,000
             Tribune Co........................ 30,000    1,363,800
                                                       ------------
                                                          6,918,330
                                                       ------------
             Medical Instruments (3.5%)
             Arrow International, Inc.......... 20,000      944,000
             Becton, Dickinson & Co............ 53,000    1,999,160
             West Pharmaceutical Services, Inc. 33,000    1,001,550
                                                       ------------
                                                          3,944,710
                                                       ------------
             Oil & Gas Exploration Products & Services (6.4%)
             Burlington Resources, Inc......... 28,000    1,122,520
             Kerr-McGee Corp................... 43,000    2,702,550
             Murphy Oil Corp................... 10,000      960,000
             Piedmont Natural Gas Company, Inc. 20,000      712,000
             Pioneer Natural Resources Co. (b). 40,000      891,600
             Tidewater, Inc.................... 20,000      847,000
                                                       ------------
                                                          7,235,670
                                                       ------------
             Petroleum (3.1%)
             EOG Resources, Inc................ 16,000      648,960
             Praxair, Inc...................... 28,000    1,674,400
             Sunoco, Inc....................... 30,000    1,200,300
                                                       ------------
                                                          3,523,660
                                                       ------------
             Pharmaceuticals (2.2%)
             Alpharma, Inc. -- Class A......... 50,000      715,000
             Mylan Laboratories, Inc........... 30,000      883,800
             Watson Pharmaceuticals, Inc. (b).. 35,000      948,150
                                                       ------------
                                                          2,546,950
                                                       ------------
             Physical Therapy & Rehabilitation Centers (1.1%)
             HEALTHSOUTH Corp. (b)............. 90,000    1,291,500
                                                       ------------

                                   Continued

              BB&T FUNDS         Schedule of Portfolio Investments
              Mid Cap Value Fund                    March 31, 2002
                                                       (Unaudited)

             Common Stocks, continued
                                               Shares     Value
                                               ------- ------------
            Real Estate Investment Trusts (3.9%)
            Equity Inns, Inc..................  70,000 $    560,000
            Gables Residential Trust..........  24,000      745,200
            Post Properties, Inc..............  20,000      672,000
            ProLogis Trust....................  35,000      817,250
            Sovran Self Storage, Inc..........  50,000    1,571,500
                                                       ------------
                                                          4,365,950
                                                       ------------
            Retail (1.6%)
            Circuit City Group................  54,000      974,160
            Longs Drug Stores Corp............  30,000      836,100
                                                       ------------
                                                          1,810,260
                                                       ------------
            Telecommunications (4.0%)
            ALLTEL Corp.......................  40,000    2,222,000
            Andrew Corp. (b)..................  40,000      669,200
            Harmonic, Inc. (b)................  97,000    1,125,200
            Touch America Holdings, Inc. (b).. 130,000      495,300
                                                       ------------
                                                          4,511,700
                                                       ------------
            Tobacco (1.5%)
            UST, Inc..........................  45,000    1,751,850
                                                       ------------
            Transportation Services (1.1%)
            Burlington Northern Santa Fe Corp.  40,000    1,207,200
                                                       ------------
            Utilities (8.2%)
            Allegheny Energy, Inc.............  17,000      702,950
            Alliant Energy Corp...............  42,000    1,269,240
            Aquila, Inc.......................  35,000      869,400
            DQE, Inc..........................  35,000      745,850
            Duke Energy Corp..................  30,000    1,134,000
            National Fuel Gas Co..............  35,000      852,250
            New Jersey Resources Corp.........  22,500      680,400
            NiSource, Inc.....................  45,000    1,032,750
            Northwest Natural Gas Co..........  34,000      952,340
            WorldCom, Inc. (b)................ 160,000    1,078,400
                                                       ------------
                                                          9,317,580
                                                       ------------

         Common Stocks, continued
                                                  Shares      Value
                                                 --------- ------------
        Water Supply (2.3%)
        American States Water Co................    25,000 $    881,250
        American Water Works Company,
         Inc....................................    40,000    1,752,000
                                                           ------------
                                                              2,633,250
                                                           ------------
        Total Common Stocks.....................            106,856,080
                                                           ------------
         Investment Companies (5.6%)
        Federated Prime Cash Obligation
         Fund................................... 5,364,640    5,364,640
        Federated Prime Obligations Fund........   973,110      973,110
                                                           ------------
        Total Investment Companies..............              6,337,750
                                                           ------------
        Total Investments
         (Cost $93,333,438) (a) -- 100.0%.......            113,193,830
        Other assets in excess of liabilities --
          0.0%..................................                 46,120
                                                           ------------
        Net Assets -- 100.0%....................           $113,239,950
                                                           ============

--------
(a)Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

             Unrealized appreciation................. $23,516,095
             Unrealized depreciation.................  (3,655,703)
                                                      -----------
             Net unrealized appreciation............. $19,860,392
                                                      ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements

BB&T FUNDS
Mid Cap Value Fund



        Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
       Assets:
       Investments, at value* (Cost $93,333,438)........... $113,193,830
       Interest and dividends receivable...................      306,772
       Collateral for securities loaned....................    3,660,000
       Prepaid expenses and other..........................        1,897
                                                            ------------
         Total Assets......................................  117,162,499
                                                            ------------
       Liabilities:
       Dividends payable...................................      171,988
       Payable for collateral received on loaned
        securities.........................................    3,660,000
       Accrued expenses and other payables:
         Investment advisory fees..........................       50,404
         Administration fees...............................        3,867
         Distribution fees.................................        1,851
         Other.............................................       34,439
                                                            ------------
         Total Liabilities.................................    3,922,549
                                                            ------------
       Net Assets:
       Capital.............................................   95,011,213
       Dividends in excess of net investment income........       (7,794)
       Net realized losses on investments..................   (1,623,861)
       Net unrealized appreciation on investments shares...   19,860,392
                                                            ------------
                                                            $113,239,950
                                                            ============
       Net Assets
         Class A Shares.................................... $  5,872,623
         Class B Shares....................................      618,484
         Class C Shares....................................      192,937
         Trust Shares......................................  106,555,906
                                                            ------------
         Total............................................. $113,239,950
                                                            ============
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................      415,694
         Class B Shares....................................       43,877
         Class C Shares....................................       13,685
         Trust Shares......................................    7,543,038
                                                            ------------
         Total.............................................    8,016,294
                                                            ============
       Net asset value
         Class A Shares -- redemption price per share...... $      14.13
         Class B Shares -- offering and redemption price
          per share**......................................        14.10
         Class C Shares -- offering and redemption price
          per share**......................................        14.10
         Trust Shares -- offering and redemption price per
          share............................................        14.13
                                                            ============
       Maximum Sales Charge -- Class A Shares..............         5.75%
                                                            ============
       Maximum Offering Price (100%/ (100% --
        Maximum Sales Charge) of net asset value
        adjusted to the nearest cent) per share --
        Class A Shares..................................... $      14.99
                                                            ============

* Includes securities on loan of $3,521,400.
**Redemption price per share varies by length of time shares are held.

        Statement of Operations
                                For The Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Dividends........................................... $ 1,191,018
       Interest............................................         668
       Income from securities lending......................         472
                                                            -----------
         Total Investment Income...........................   1,192,158
                                                            -----------
       Expenses:
       Investment advisory fees............................     358,961
       Administration fees.................................     121,270
       Distribution fees -- Class A Shares.................       9,607
       Distribution fees -- Class B Shares.................       1,389
       Distribution fees -- Class C Shares.................         212
       Custodian fees......................................       9,807
       Other...............................................      70,337
                                                            -----------
         Total expenses before waivers.....................     571,583
         Less expenses waived by the Investment
          Advisor..........................................    (130,028)
         Less expenses waived by the Administrator and its
          affiliates.......................................      (3,169)
                                                            -----------
         Net Expenses......................................     438,386
                                                            -----------
       Net Investment Income...............................     753,772
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized losses on investments..................    (688,929)
       Change in unrealized appreciation/depreciation on
        investments........................................  16,114,501
                                                            -----------
       Net realized/unrealized gains on investments........  15,425,572
                                                            -----------
       Change in net assets resulting from operations...... $16,179,344
                                                            ===========


              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund



 Statements of Changes in Net Assets
                                              For the Six      For the      For the
                                              Months Ended  Period Ended  Year Ended
                                               March 31,    September 30, January 31,
                                                  2002         2001(a)       2001
                                              ------------  ------------- -----------
                                              (Unaudited)                 (Amounts in
                                                                          thousands)
From Investment Activities:
Operations:
 Net investment income....................... $    753,772   $   787,992    $ 1,211
 Net realized gains (losses) on investments..     (688,929)      105,469     10,322
 Change in unrealized
   appreciation/depreciation on investments..   16,114,501    (6,847,883)    (5,515)
                                              ------------   -----------    -------
Change in net assets resulting from
 operations..................................   16,179,344    (5,954,422)     6,018
                                              ------------   -----------    -------
Dividends to Class A Shareholders:
 Net investment income.......................      (33,870)      (49,449)       (84)
 Net realized gains from investments.........     (412,235)           --       (307)
Dividends to Class B Shareholders:
 Net investment income.......................       (1,392)         (258)        --
 Net realized gains from investments.........      (14,316)           --         --
Dividends to Class C Shareholders:
 Net investment income.......................         (237)           (6)        --
 Net realized gains from investments.........          (80)           --         --
Dividends to Trust Class Shareholders:
 Net investment income.......................     (723,672)     (756,059)    (1,107)
 Net realized gains from investments.........   (7,354,036)           --     (3,485)
                                              ------------   -----------    -------
Change in net assets from shareholder
 dividends...................................   (8,539,838)     (805,772)    (4,983)
                                              ------------   -----------    -------
Capital Transactions:
 Change in net assets from capital
   transactions..............................   26,875,696    15,371,261        251
                                              ------------   -----------    -------
 Change in net assets........................   34,515,202     8,611,067      1,286
Net Assets:
 Beginning of period.........................   78,724,748    70,113,681     68,828
                                              ------------   -----------    -------
 End of period............................... $113,239,950   $78,724,748    $70,114
                                              ============   ===========    =======

(a) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Value Fund changed its fiscal year end from January 31 to September 30. The Statement of Changes in Net Assets for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio


              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund



 Financial Highlights, Class
 A Shares
                               For the Six    February 1,                                     August 2,
                               Months Ended     2001 to     For the Year Ended September 30,   1996 to
                                March 31,    September 30,  ------------------------------   January 31,
                                   2002         2001(a)      2001     2000    1999    1998     1997(b)
                               ------------  -------------  ------   ------  ------  ------  -----------
                               (Unaudited)
Net Asset Value, Beginning of
 Period.......................    $13.12        $14.26      $14.10   $13.44  $12.62  $11.24    $10.00
                                  ------        ------      ------   ------  ------  ------    ------
Investment Activities
 Net investment income........      0.09          0.15        0.22     0.24    0.22    0.23      0.15
 Net realized and unrealized
   gains (losses) on
   investments................      2.16         (1.15)       0.94     0.89    1.54    1.79      1.24
                                  ------        ------      ------   ------  ------  ------    ------
 Total from Investment
   Activities.................      2.25         (1.00)       1.16     1.13    1.76    2.02      1.39
                                  ------        ------      ------   ------  ------  ------    ------
Dividends
 Net investment income........     (0.09)        (0.14)      (0.21)   (0.19)  (0.24)  (0.25)    (0.15)
 Net realized gains...........     (1.15)           --       (0.79)   (0.28)  (0.70)  (0.39)       --
                                  ------        ------      ------   ------  ------  ------    ------
 Total Dividends..............     (1.24)        (0.14)      (1.00)   (0.47)  (0.94)  (0.64)    (0.15)
                                  ------        ------      ------   ------  ------  ------    ------
Net Asset Value, End of Period    $14.13        $13.12      $14.26   $14.10  $13.44  $12.62    $11.24
                                  ======        ======      ======   ======  ======  ======    ======
Total Return (excludes sales
 charge)......................     17.86%(c)     (7.09)%(c)   8.76%    8.23%  14.43%  18.07%    13.98%(c)

Ratios/Supplementary Data:
Net Assets, End of Period
 (000)........................    $5,873        $4,554      $5,691   $5,965  $6,206  $3,678    $1,504
Ratio of expenses to average
 net assets...................      1.13%(d)      1.20%(d)    1.21%    1.21%   1.21%   1.36%     1.45%(d)
Ratio of net investment
 income to average net assets.      1.31%(d)      1.45%(d)    1.54%    1.39%   1.72%   2.01%     3.02%(d)
Ratio of expenses to average
 net assets*..................      1.65%(d)      1.37%(d)    1.36%    1.32%   1.34%   1.40%     1.50%(d)
Portfolio turnover (e)........      7.26%        27.04%      59.00%   15.00%  47.00%  68.00%    10.00%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Value Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio.
(b)  Period from commencement of operations
(c)  Not annualized.
(d)  Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund



Financial Highlights, Class B Shares
                                                        For the Six     July 25,
                                                        Months Ended     2001 to
                                                         March 31,    September 30,
                                                            2002         2001(a)
                                                        ------------  -------------
                                                        (Unaudited)
Net Asset Value, Beginning of Period...................    $13.10        $14.14
                                                           ------        ------
Investment Activities
 Net investment income.................................      0.04          0.03
 Net realized and unrealized gains (losses) on
   investments.........................................      2.16         (1.02)
                                                           ------        ------
 Total from Investment Activities......................      2.20         (0.99)
                                                           ------        ------
Dividends
 Net investment income.................................     (0.05)        (0.05)
 Net realized gains....................................     (1.15)           --
                                                           ------        ------
 Total Dividends.......................................     (1.20)        (0.05)
                                                           ------        ------
Net Asset Value, End of Period.........................    $14.10        $13.10
                                                           ======        ======
Total Return (excludes redemption charge)..............     17.44%(b)     (6.56)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)........................    $  618        $   99
Ratio of expenses to average net assets................      1.89%(c)      1.87%(c)
Ratio of net investment income to average net assets...      0.64%(c)      2.22%(c)
Ratio of expenses to average net assets*...............      2.14%(c)      2.21%(c)
Portfolio turnover (d).................................      7.26%        27.04%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)   Period from commencement of operations
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund



 Financial Highlights, Class C Shares
                                                             For the Six     July 25,
                                                             Months Ended     2001 to
                                                              March 31,    September 30,
                                                                 2002         2001(a)
                                                             ------------  -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $13.11        $14.14
                                                                ------        ------
Investment Activities
  Net investment income.....................................      0.05          0.03(b)
  Net realized and unrealized gains (losses) on investments.      2.15         (1.03)
                                                                ------        ------
  Total from Investment Activities..........................      2.20         (1.00)
                                                                ------        ------
Dividends
  Net investment income.....................................     (0.06)        (0.03)
  Net realized gains........................................     (1.15)           --
                                                                ------        ------
  Total Dividends...........................................     (1.21)        (0.03)
                                                                ------        ------
Net Asset Value, End of Period..............................    $14.10        $13.11
                                                                ======        ======
Total Return (excludes redemption charge)...................     17.46%(c)     (7.07)%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $  193        $    1
Ratio of expenses to average net assets.....................      1.90%(d)      2.15%(d)
Ratio of net investment income to average net assets........      0.76%(d)      1.08%(d)
Ratio of expenses to average net assets*....................      2.12%(d)      2.52%(d)
Portfolio turnover (e)......................................      7.26%        27.04%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Per share net investment income has been calculated using the average daily shares method.
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund



 Financial Highlights, Trust Shares
                                     For the Six     February 1,                                         August 2,
                                     Months Ended      2001 to       For the Year Ended September 30,     1996 to
                                      March 31,     September 30,   ----------------------------------  January 31,
                                         2002          2001(a)        2001     2000     1999     1998     1997(b)
                                     ------------   -------------   -------  -------  -------  -------  -----------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period.............................   $  13.12        $ 14.26      $ 14.10  $ 13.44  $ 12.62  $ 11.23    $ 10.00
                                       --------        -------      -------  -------  -------  -------    -------
Investment Activities
 Net investment income..............       0.10           0.15         0.25     0.23     0.27     0.27       0.16
 Net realized and unrealized gains
   (losses) on investments..........       2.16          (1.13)        0.95     0.93     1.52     1.78       1.23
                                       --------        -------      -------  -------  -------  -------    -------
 Total from Investment Activities...       2.26          (0.98)        1.20     1.16     1.79     2.05       1.39
                                       --------        -------      -------  -------  -------  -------    -------
Dividends
 Net investment income..............      (0.10)         (0.16)       (0.25)   (0.22)   (0.27)   (0.27)     (0.16)
 Net realized gains.................      (1.15)            --        (0.79)   (0.28)   (0.70)   (0.39)        --
                                       --------        -------      -------  -------  -------  -------    -------
 Total Dividends....................      (1.25)         (0.16)       (1.04)   (0.50)   (0.97)   (0.66)     (0.16)
                                       --------        -------      -------  -------  -------  -------    -------
Net Asset Value, End of Period......   $  14.13        $ 13.12      $ 14.26  $ 14.10  $ 13.44  $ 12.62    $ 11.23
                                       ========        =======      =======  =======  =======  =======    =======
Total Return........................      18.01%(c)      (6.93)%(c)    9.03%    8.49%   14.69%   18.44%     13.98%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000).....   $106,556        $74,070      $64,423  $62,863  $52,095  $48,076    $41,580
Ratio of expenses to average net
 assets.............................       0.89%(d)       0.94%(d)     0.96%    0.96%    0.96%    1.11%      1.20%(d)
Ratio of net investment income to
 average net assets.................       1.57%(d)       1.75%(d)     1.79%    1.63%    1.97%    2.26%      3.27%(d)
Ratio of expenses to average net
 assets*............................       1.15%(d)       1.12%(d)     1.11%    1.07%    1.09%    1.15%      1.25%(d)
Portfolio turnover (e)..............       7.26%         27.04%       59.00%   15.00%   47.00%   68.00%     10.00%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Value Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio.
(b)Period from commencement of operations
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

             BB&T FUNDS          Schedule of Portfolio Investments
             Mid Cap Growth Fund                    March 31, 2002
                                                       (Unaudited)


            Common Stocks (99.1%)
                                                  Shares    Value
                                                  ------ -----------
           Analytical Instruments (2.6%)
           Cytyc Corp. (b)....................... 44,000 $ 1,184,480
           Varian Medical Systems, Inc. (b)...... 33,000   1,349,700
                                                         -----------
                                                           2,534,180
                                                         -----------
           Chemicals (1.0%)
           Cabot Microelectronics Corp. (b)...... 14,000     947,100
                                                         -----------
           Computer Services (10.4%)
           Affiliated Computer Services, Inc. (b) 36,000   2,020,680
           ChoicePoint, Inc. (b)................. 25,000   1,440,000
           Network Appliance, Inc. (b)........... 60,000   1,222,800
           Network Associates, Inc. (b).......... 53,000   1,282,600
           SunGard Data Systems, Inc. (b)........ 47,000   1,549,590
           Symantec Corp. (b).................... 60,000   2,472,600
                                                         -----------
                                                           9,988,270
                                                         -----------
           Computer Software (3.1%)
           Advent Software, Inc. (b)............. 29,000   1,715,640
           Electronic Arts, Inc. (b)............. 20,000   1,216,000
                                                         -----------
                                                           2,931,640
                                                         -----------
           E-Commerce and Services (2.7%)
           Expedia, Inc. -- Class A (b).......... 37,000   2,584,080
                                                         -----------
           Educational Services (2.9%)
           Apollo Group, Inc. -- Class A (b)..... 26,000   1,392,300
           Career Education Corp. (b)............ 36,000   1,425,600
                                                         -----------
                                                           2,817,900
                                                         -----------
           Electronic Components (1.1%)
           NVIDIA Corp. (b)...................... 24,000   1,064,640
                                                         -----------
           Electronic Components --
             Semiconductors (9.6%)
           Asm Lithography Holding Nv (b)........ 38,000     964,060
           Fairchild Semiconductor
            Corp. -- Class A(b).................. 40,000   1,144,000
           Integrated Circuit Systems, Inc. (b).. 53,000   1,081,200
           KLA-Tencor Corp. (b).................. 27,000   1,795,500
           Microchip Technology, Inc. (b)........ 27,000   1,129,410
           National Semiconductor Corp. (b)...... 32,000   1,078,080
           Novellus Systems, Inc. (b)............ 18,500   1,001,590
           QLogic Corp. (b)...................... 20,500   1,015,160
                                                         -----------
                                                           9,209,000
                                                         -----------
           Electronics (2.4%)
           L-3 Communications Holdings, Inc. (b).  9,000   1,008,000
           Synopsys, Inc. (b).................... 24,000   1,323,840
                                                         -----------
                                                           2,331,840
                                                         -----------
           Engineering (1.0%)
           Jacobs Engineering Group, Inc. (b).... 13,500     962,415
                                                         -----------
           Financial Services (10.4%)
           Affiliated Managers Group, Inc. (b)... 13,500     969,705
           Bear Stearns Companies, Inc........... 31,500   1,976,625
           Concord EFS, Inc. (b)................. 84,000   2,793,000
           Eaton Vance Corp...................... 24,000     958,800
           Investment Technology Group, Inc. (b). 24,750   1,305,315
           Legg Mason, Inc....................... 17,700     939,516
           North Fork Bancorporation, Inc........ 27,000     960,120
                                                         -----------
                                                           9,903,081
                                                         -----------

              Common Stocks, continued
                                                 Shares    Value
                                                 ------ -----------
             Food & Related (1.7%)
             Hershey Foods Corp................. 23,500 $ 1,610,690
                                                        -----------
             Health Care (9.8%)
             AdvancePCS (b)..................... 36,000   1,083,240
             Anthem, Inc. (b)................... 16,000     921,120
             Caremark Rx, Inc. (b).............. 79,000   1,540,500
             First Health Group Corp. (b)....... 47,000   1,134,110
             Henry Schein, Inc. (b)............. 20,000     881,000
             Tenet Healthcare Corp. (b)......... 15,000   1,005,300
             Triad Hospitals, Inc. (b).......... 29,000     997,020
             Wellpoint Health Networks, Inc. (b) 28,000   1,782,760
                                                        -----------
                                                          9,345,050
                                                        -----------
             Insurance (1.1%)
             Willis Group Holdings Ltd. (b)..... 43,000   1,062,100
                                                        -----------
             Medical Equipment & Supplies (5.0%)
             Genzyme Corp. (b).................. 22,000     960,740
             Laboratory Corp. of America
              Holdings (b)...................... 13,500   1,294,110
             Patterson Dental Co. (b)........... 26,000   1,136,980
             Quest Diagnostics, Inc. (b)........ 17,000   1,408,450
                                                        -----------
                                                          4,800,280
                                                        -----------
             Personal Credit Institutions (1.0%)
             AmeriCredit Corp. (b).............. 24,000     911,760
                                                        -----------
             Petroleum (3.0%)
             Cooper Cameron Corp. (b)........... 19,000     971,090
             Smith International, Inc. (b)...... 14,000     948,500
             Tidewater, Inc..................... 23,000     974,050
                                                        -----------
                                                          2,893,640
                                                        -----------
             Pharmaceuticals (6.0%)
             Cephalon, Inc. (b)................. 15,000     945,000
             Forest Laboratories, Inc. (b)...... 15,000   1,225,500
             Gilead Sciences, Inc. (b).......... 28,000   1,007,720
             IDEC Pharmaceuticals Corp. (b)..... 26,000   1,671,800
             King Pharmaceuticals, Inc. (b)..... 24,500     857,745
                                                        -----------
                                                          5,707,765
                                                        -----------
             Pipelines (1.5%)
             Kinder Morgan, Inc................. 30,000   1,452,900
                                                        -----------
             Real Estate (1.8%)
             Lennar Corp........................ 16,000     844,160
             Pulte Homes, Inc................... 17,500     837,375
                                                        -----------
                                                          1,681,535
                                                        -----------
             Restaurants (3.4%)
             Brinker International, Inc. (b).... 28,500     923,685
             Darden Restaurants, Inc............ 32,000   1,298,880
             Wendy's International, Inc......... 28,500     996,930
                                                        -----------
                                                          3,219,495
                                                        -----------
             Retail (13.0%)
             Bed Bath & Beyond, Inc. (b)........ 50,000   1,687,500
             Circuit City Stores, Inc. -- Carmax
              Group (b)......................... 36,000     930,960
             Copart, Inc. (b)................... 55,500     995,670
             Dollar Tree Stores, Inc. (b)....... 40,000   1,312,400

                                   Continued

             BB&T FUNDS          Schedule of Portfolio Investments
             Mid Cap Growth Fund                    March 31, 2002
                                                       (Unaudited)

             Common Stocks, continued
                                                Shares     Value
                                                ------- -----------
            Retail, continued
            Family Dollar Stores, Inc..........  54,000 $ 1,809,540
            Michaels Stores, Inc (b)...........  31,000   1,171,800
            O'Reilly Automotive, Inc. (b)......  26,000     820,820
            Ross Stores, Inc...................  35,000   1,324,050
            TJX Companies, Inc.................  60,000   2,400,600
                                                        -----------
                                                         12,453,340
                                                        -----------
            Telecommunication -- Equipment (2.1%)
            Harris Corp........................  31,000   1,113,210
            Polycom, Inc. (b)..................  38,000     934,800
                                                        -----------
                                                          2,048,010
                                                        -----------
            Travel (2.5%)
            Hotel Reservations Network,
             Inc. -- Class A (b)...............  24,000   1,414,320
            Sabre Holdings Corp. (b)...........  20,000     934,200
                                                        -----------
                                                          2,348,520
                                                        -----------
            Total Common Stocks................          94,809,231
                                                        -----------
             Investment Company (0.8%)
            Federated Prime Cash Obligation
             Fund.............................. 741,236     741,236
                                                        -----------
            Total Investment Company...........             741,236
                                                        -----------

             Warrant (0.3%)
                                                Shares    Value
                                                ------ -----------
            Expedia, Inc....................... 7,104  $   253,044
                                                       -----------
            Total Warrant......................            253,044
                                                       -----------
            Total Investments (Cost
             $83,912,102) (a) -- 100.2%........         95,803,511
            Liabilities in excess of other
             assets -- (0.2)%..................           (164,929)
                                                       -----------
            Net Assets -- 100.0%...............        $95,638,582
                                                       ===========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                Unrealized appreciation............ $13,565,696
                Unrealized depreciation............  (1,674,287)
                                                    -----------
                Net unrealized appreciation........ $11,891,409
                                                    ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Growth Fund



        Statement of Assets and Liabilities
                                                         March 31, 2002
                                                            (Unaudited)
       Assets:
       Investments, at value *(Cost $83,912,102).......... $ 95,803,511
       Interest and dividends receivable..................       11,349
       Collateral for securities loaned...................    5,038,000
       Receivable for investments sold....................      345,787
       Prepaid expenses...................................        2,877
                                                           ------------
         Total Assets.....................................  101,201,524
                                                           ------------
       Liabilities:
       Payable for collateral received on loaned
        securities........................................    5,038,000
       Payable for investments purchased..................      391,463
         Investment advisory fees.........................       34,465
         Administration fees..............................        3,256
         Distribution fees................................        1,987
         Other............................................       93,771
                                                           ------------
         Total Liabilities................................    5,562,942
                                                           ------------
       Net Assets:
       Capital............................................   85,231,666
       Net investment loss................................     (361,411)
       Dividends in excess of net realized gains on
        investments.......................................   (1,123,082)
       Net unrealized appreciation on investments.........   11,891,409
                                                           ------------
         Net Assets....................................... $ 95,638,582
                                                           ============
       Net Assets
         Class A Shares................................... $  7,709,460
         Class B Shares...................................      283,981
         Class C Shares...................................      211,771
         Trust Shares.....................................   87,433,370
                                                           ------------
         Total............................................ $ 95,638,582
                                                           ============
       Outstanding units of beneficial interest (shares)
         Class A Shares...................................      758,453
         Class B Shares...................................       28,072
         Class C Shares...................................       20,933
         Trust Shares.....................................    8,315,757
                                                           ------------
         Total............................................    9,123,215
                                                           ============
       Net asset value
         Class A -- redemption price per share............ $      10.16
         Class B -- offering and redemption price per
          share**.........................................        10.12
         Class C -- offering and redemption price per
          share**.........................................        10.12
         Trust Class -- offering and redemption price per
          share...........................................        10.51
                                                           ============
       Maximum Sales Charge -- Class A Shares.............         5.75%
                                                           ============
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares......... $      10.78
                                                           ============

* Includes securities on loan of $4,954,260.
**Redemption price per share varies by length of time shares are held.

        Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Dividends........................................... $   130,223
       Interest............................................      12,120
       Income from securities lending......................       5,287
                                                            -----------
         Total Investment Income...........................     147,630
                                                            -----------
       Expenses:
       Investment advisory fees............................     357,746
       Administration fees.................................     120,860
       Distribution fees -- Class A Shares.................      19,939
       Distribution fees -- Class B Shares.................         578
       Distribution fees -- Class C Shares.................         430
       Transfer agent fees.................................      57,569
       Custodian fees......................................      17,651
       Other...............................................      65,534
                                                            -----------
         Total expenses before waivers.....................     640,307
         Less expenses waived by the Investment
          Advisor..........................................    (123,643)
         Less expenses waived by the Administrator and its
          affiliates.......................................      (7,623)
                                                            -----------
         Net Expenses......................................     509,041
                                                            -----------
       Net Investment Loss.................................    (361,411)
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized gains on investments...................     331,134
       Change in unrealized appreciation/depreciation on
        investments........................................   9,909,318
                                                            -----------
       Net realized/unrealized gains on investments........  10,240,452
                                                            -----------
       Change in net assets resulting from operations...... $ 9,879,041
                                                            ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Growth Fund

 Statements of Changes in Net Assets
                                                                  For the Six     For the      For the
                                                                  Months Ended Period Ended  Year Ended
                                                                   March 31,   September 30, January 31,
                                                                      2002        2001(a)       2001
                                                                  ------------ ------------- -----------
                                                                  (Unaudited)                (Amounts in
                                                                                             thousands)
From Investment Activities:
Operations:
 Net investment loss............................................. $  (361,411) $   (257,754)  $   (326)
 Net realized gains (losses) on investments......................     331,134    (4,942,617)    26,659
 Change in unrealized appreciation/depreciation on investments...   9,909,318   (39,567,046)   (42,974)
                                                                  -----------  ------------   --------
Change in net assets resulting from operations...................   9,879,041   (44,767,417)   (16,641)
                                                                  -----------  ------------   --------
Dividends to Class A Shareholders:
 Net investment income...........................................          --          (250)        --
 Net realized gains from investments.............................    (844,527)           --     (2,673)
Dividends to Class B Shareholders:
 Net realized gains from investments.............................      (4,869)           --         --
Dividends to Class C Shareholders:
 Net realized gains from investments.............................        (127)           --         --
Dividends to Trust Class Shareholders:
 Net investment income...........................................          --        (2,695)        --
 Net realized gains from investments.............................  (5,198,952)           --    (27,341)
                                                                  -----------  ------------   --------
Change in net assets from shareholder dividends..................  (6,048,475)       (2,945)   (30,014)
                                                                  -----------  ------------   --------
Capital Transactions:
Change in net assets from capital transactions...................  (6,051,837)      912,544     10,320
                                                                  -----------  ------------   --------
Change in net assets.............................................  (2,221,271)  (43,857,818)   (36,335)
Net Assets:
 Beginning of period.............................................  97,859,853   141,717,671    178,053
                                                                  -----------  ------------   --------
 End of period................................................... $95,638,582  $ 97,859,853   $141,718
                                                                  ===========  ============   ========

(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Growth Fund changed its fiscal year end from January 31 to September 30. The Statements of Changes in Net Assets for the periods prior to February 1, 2001 represent the OVB Capital Appreciation Portfolio.


              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Growth Fund




 Financial Highlights, Class A
 Shares

                                    For the Six     February 1,
                                    Months Ended      2001 to               For the Year Ended January 31,
                                     March 31,     September 30,   ----------------------------------------------
                                        2002          2001(a)        2001      2000      1999      1998      1997
                                    ------------   -------------   -------   -------   -------   -------   ------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period............................    $ 9.80         $ 14.42      $ 20.36   $ 17.61   $ 13.89   $ 15.28   $13.25
                                       ------         -------      -------   -------   -------   -------   ------
Investment Activities
 Net investment income (loss)......     (0.06)          (0.07)       (0.13)    (0.17)    (0.01)     0.02    (0.03)
 Net realized and unrealized gains
   (losses) on investments.........      1.05           (4.55)       (1.99)     5.01      5.39      2.46     2.84
                                       ------         -------      -------   -------   -------   -------   ------
 Total from Investment Activities..      0.99           (4.62)       (2.12)     4.84      5.38      2.48     2.81
                                       ------         -------      -------   -------   -------   -------   ------
Dividends
 Net investment income.............        --              --(b)        --        --        --        --       --
 Net realized gains................     (0.63)             --        (3.82)    (2.09)    (1.66)    (3.87)   (0.78)
                                       ------         -------      -------   -------   -------   -------   ------
 Total Dividends...................     (0.63)             --        (3.82)    (2.09)    (1.66)    (3.87)   (0.78)
                                       ------         -------      -------   -------   -------   -------   ------
Net Asset Value, End of Period.....    $10.16         $  9.80      $ 14.42   $ 20.36   $ 17.61   $ 13.89   $15.28
                                       ======         =======      =======   =======   =======   =======   ======
Total Return (excludes sales
 charge)...........................     10.22%(c)      (32.04)%(c)  (10.84)%   28.47%    42.34%    16.76%   21.81%

Ratios/Supplementary Data:
Net Assets, End of Period (000)....    $7,709         $ 7,386      $12,285   $23,668   $17,872   $ 6,021   $4,482
Ratio of expenses to average net
 assets............................      1.29%(d)        1.25%(d)     1.27%     1.27%     1.27%     1.27%    1.27%
Ratio of net investment loss to
 average net assets................     (0.96)%(d)      (0.52)%(d)   (0.37)%   (0.59)%   (0.28)%   (0.16)%  (0.27)%
Ratio of expenses to average net
 assets*...........................      1.69%(d)        1.47%(d)     1.48%     1.55%     1.53%     1.53%    1.53%
Portfolio turnover (e).............     53.96%          90.11%       63.00%    54.00%    74.00%   118.00%   90.00%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Growth Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Capital Appreciation Portfolio.
(b)Amount less than $0.005 per share.
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Growth Fund


 Financial Highlights, Class B Shares
                                                             For the Six      July 25,
                                                             Months Ended      2001 to
                                                              March 31,     September 30,
                                                                 2002          2001(a)
                                                             ------------   -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $ 9.79         $ 11.20
                                                                ------         -------
Investment Activities
  Net investment loss.......................................     (0.08)(b)       (0.01)
  Net realized and unrealized gains (losses) on investments.      1.04           (1.40)
                                                                ------         -------
  Total from Investment Activities..........................      0.96           (1.41)
                                                                ------         -------
Dividends
  Net realized gains........................................     (0.63)             --
                                                                ------         -------
  Total Dividends...........................................     (0.63)             --
                                                                ------         -------
Net Asset Value, End of Period..............................    $10.12         $  9.79
                                                                ======         =======
Total Return (excludes redemption charge)...................      9.80%(c)      (12.59)%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $  284         $    48
Ratio of expenses to average net assets.....................      1.98%(d)        2.11%(d)
Ratio of net investment loss to average net assets..........     (1.71)%(d)      (1.91)%(d)
Ratio of expenses to average net assets*....................      2.25%(d)        2.33%(d)
Portfolio turnover (e)......................................     53.96%          90.11%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Per share net investment loss has been calculated using daily average shares method.
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Growth Fund



 Financial Highlights, Class C Shares

                                                             For the Six      July 25,
                                                             Months Ended      2001 to
                                                              March 31,     September 30,
                                                                 2002          2001(a)
                                                             ------------   -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $ 9.79         $ 11.20
                                                                ------         -------
Investment Activities
 Net investment loss........................................     (0.08)(b)       (0.01)
 Net realized and unrealized gains (losses) on investments..      1.04           (1.40)
                                                                ------         -------
 Total from Investment Activities...........................      0.96           (1.41)
                                                                ------         -------
Dividends
 Net investment income......................................        --              --
 Net realized gains.........................................      0.63              --
                                                                ------         -------
   Total Dividends..........................................     (0.63)             --
                                                                ------         -------
Net Asset Value, End of Period..............................    $10.12         $  9.79
                                                                ======         =======
Total Return (excludes redemption charge)...................      9.80%(c)      (13.13)%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $  212         $     1
Ratio of expenses to average net assets.....................      1.93%(d)        2.19%(d)
Ratio of net investment loss to average net assets..........     (1.68)%(d)      (1.91)%(d)
Ratio of expenses to average net assets*....................      2.28%(d)        2.49%(d)
Portfolio turnover (e)......................................     53.96%          90.11%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Per share net investment loss has been calculated using daily average shares method.
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Growth Fund


 Financial Highlights, Trust Shares
                                              For the Six     February 1,
                                              Months Ended      2001 to
                                               March 31,     September 30,
                                                  2002          2001(a)
                                              ------------   -------------
                                              (Unaudited)
Net Asset Value, Beginning of Period.........   $ 10.10         $ 14.84
                                                -------         -------
Net change in unrealized appreciation/
 depreciation on investments
 Net investment income (loss)................     (0.04)          (0.02)
 Net realized and unrealized gains (losses)
   on investments............................      1.08           (4.72)
                                                -------         -------
 Total from Investment Activities............      1.04           (4.74)
                                                -------         -------
Dividends
 Net investment income.......................        --              --(b)
 Net realized gains..........................     (0.63)             --
                                                -------         -------
 Total Dividends.............................     (0.63)             --
                                                -------         -------
Net Asset Value, End of Period...............   $ 10.51         $ 10.10
                                                =======         =======
Total Return.................................     10.31%(c)      (31.94)%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..............   $87,433         $90,424
Ratio of expenses to average net assets......      1.02%(d)        1.02%(d)
Ratio of net investment loss to average net
 assets......................................     (0.72)%(d)      (0.32)%(d)
Ratio of expenses to average net assets*.....      1.28%(d)        1.25%(d)
Portfolio turnover (e).......................     53.96%          90.11%

 Financial Highlights, Trust Shares

                                                      For the Year Ended Ended January 31,
                                              ---------------------------------------------------
                                                 2001       2000       1999      1998       1997
                                              --------   --------   --------   --------  --------

Net Asset Value, Beginning of Period......... $  20.78   $  17.89   $  14.05   $  15.38  $  13.31
                                              --------   --------   --------   --------  --------
Net change in unrealized appreciation/
 depreciation on investments
 Net investment income (loss)................    (0.04)     (0.06)     (0.02)      0.03        --
 Net realized and unrealized gains (losses)
   on investments............................    (2.08)      5.04       5.52       2.52      2.86
                                              --------   --------   --------   --------  --------
 Total from Investment Activities............    (2.12)      4.98       5.50       2.55      2.86
                                              --------   --------   --------   --------  --------
Dividends
 Net investment income.......................       --         --         --      (0.01)    (0.01)
 Net realized gains..........................    (3.82)     (2.09)     (1.66)     (3.87)    (0.78)
                                              --------   --------   --------   --------  --------
 Total Dividends.............................    (3.82)     (2.09)     (1.66)     (3.88)    (0.79)
                                              --------   --------   --------   --------  --------
Net Asset Value, End of Period............... $  14.84   $  20.78   $  17.89   $  14.05  $  15.38
                                              ========   ========   ========   ========  ========
Total Return.................................   (10.61)%    28.81%     42.72%     17.12%    22.06%

Ratios/Supplementary Data:
Net Assets, End of Period (000).............. $129,433   $154,385   $138,624   $113,048  $118,873
Ratio of expenses to average net assets......     1.02%      1.02%      1.02%      1.02%     1.02%
Ratio of net investment loss to average net
 assets......................................    (0.16)%    (0.34)%    (0.05)%     0.09%    (0.01)%
Ratio of expenses to average net assets*.....     1.23%      1.30%      1.28%      1.28%     1.28%
Portfolio turnover (e).......................    63.00%     54.00%     74.00%    118.00%    90.00%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Growth Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Capital Appreciation Portfolio.
(b) Amount less than $0.005 per share.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

          BB&T FUNDS                Schedule of Portfolio Investments
          Small Company Growth Fund                    March 31, 2002
                                                          (Unaudited)


    Common Stocks (94.0%)
                                                        Shares      Value
                                                      ---------- ------------
   Analytical Instruments (1.5%)
   FEI Co. (b).......................................     17,500 $    622,125
   Varian, Inc. (b)..................................     36,900    1,399,986
                                                                 ------------
                                                                    2,022,111
                                                                 ------------
   Automotive (3.4%)
   ArvinMeritor, Inc.................................     29,200      833,660
   Group 1 Automotive, Inc. (b)......................     38,400    1,499,520
   Keystone Automotive Industries, Inc. (b)..........     67,300    1,156,214
   United Auto Group, Inc. (b).......................     19,100      430,514
   United Rentals, Inc. (b)..........................     28,600      785,928
                                                                 ------------
                                                                    4,705,836
                                                                 ------------
   Banking & Financial Services (1.5%)
   Investment Technology Group, Inc. (b).............     25,600    1,350,144
   J.D. Edwards & Co. (b)............................     40,839      736,736
                                                                 ------------
                                                                    2,086,880
                                                                 ------------
   Biotechnology (5.0%)
   Genta, Inc. (b)...................................     77,100    1,292,967
   Myriad Genetics, Inc. (b).........................      8,945      299,747
   Protein Design Labs, Inc. (b).....................     23,300      399,129
   SangStat Medical Corp. (b)........................     48,100    1,291,966
   Scios, Inc. (b)...................................     54,362    1,572,693
   Transkaryotic Therapies, Inc. (b).................     45,000    1,937,250
   Versicor, Inc. (b)................................      5,600      101,248
                                                                 ------------
                                                                    6,895,000
                                                                 ------------
   Business Services (0.5%)
   Getty Images, Inc. (b)............................      6,500      194,740
   Resources Connection, Inc. (b)....................      1,000       28,930
   Watson Wyatt & Company Holdings (b)...............     18,200      497,770
                                                                 ------------
                                                                      721,440
                                                                 ------------
   Chemicals (1.5%)
   IMC Global, Inc...................................     85,700    1,264,075
   The Scotts Company -- Class A (b).................     18,700      856,086
                                                                 ------------
                                                                    2,120,161
                                                                 ------------
   Commercial Services (2.3%)
   Alliance Data Systems Corp. (b)...................     36,800      925,152
   Coinstar, Inc. (b)................................     25,800      869,202
   Insight Enterprises, Inc. (b).....................     58,400    1,322,176
                                                                 ------------
                                                                    3,116,530
                                                                 ------------
   Computer Services (3.6%)
   Anteon International Corp. (b)....................     15,600      324,480
   CACI International, Inc. -- Class A (b)...........     17,700      621,447
   CIBER, Inc. (b)...................................     43,000      393,450
   GlobespanVirata, Inc. (b).........................     22,500      335,700
   Kronos, Inc. (b)..................................      7,250      340,605
   Photon Dynamics, Inc. (b).........................     44,054    2,241,908
   Tripos, Inc. (b)..................................     23,400      612,612
                                                                 ------------
                                                                    4,870,202
                                                                 ------------

    Common Stocks, continued
                                                        Shares      Value
                                                      ---------- ------------
   Computer Software (4.9%)
   Activision, Inc. (b)..............................     58,903 $  1,757,076
   Documentum, Inc. (b)..............................     41,300    1,051,085
   JDA Software Group, Inc. (b)......................     53,800    1,715,144
   Macromedia, Inc. (b)..............................      7,173      146,473
   Precise Software Solutions Ltd. (b)...............     15,300      356,337
   Secure Computing Corp. (b)........................      5,300      103,933
   Silicon Storage Technology, Inc. (b)..............     48,500      511,675
   Vastera, Inc. (b).................................     31,500      467,145
   webMethods, Inc. (b)..............................     33,600      578,928
                                                                 ------------
                                                                    6,687,796
                                                                 ------------
   Computers (1.0%)
   Advanced Digital Information Corp. (b)............     54,500      709,045
   Storage Technology Corp. (b)......................     33,200      711,808
                                                                 ------------
                                                                    1,420,853
                                                                 ------------
   Consulting Services (0.6%)
   FTI Consulting, Inc. (b)..........................     19,100      591,718
   Websense, Inc. (b)................................      6,900      173,604
                                                                 ------------
                                                                      765,322
                                                                 ------------
   Containers (4.1%)
   Ball Corp.........................................     86,800    4,098,696
   Silgan Holdings, Inc. (b).........................     47,100    1,574,553
                                                                 ------------
                                                                    5,673,249
                                                                 ------------
   Educational Services (1.0%)
   Career Education Corp. (b)........................     34,900    1,382,040
                                                                 ------------
   Electronic Components -- Semiconductors (11.0%)
   02Micro International Ltd. (b)....................     40,800      712,776
   ASE Test Ltd. (b).................................     38,700      604,107
   ASM International N.V. (b)........................     71,500    1,866,865
   Axcelis Technologies, Inc. (b)....................     72,900    1,042,470
   Cohu, Inc.........................................      3,700      105,413
   Elantec Semiconductor, Inc. (b)...................      7,900      337,883
   ESS Technology, Inc. (b)..........................     19,500      404,430
   Fairchild Semiconductor Corp. -- Class A (b)......     45,700    1,307,020
   Integrated Circuit Systems, Inc. (b)..............     45,800      934,320
   Kopin Corp. (b)...................................     41,100      374,421
   Kulicke and Soffa Industries, Inc. (b)............     43,800      911,478
   LTX Corp. (b).....................................     48,700    1,324,153
   MKS Instruments, Inc. (b).........................     56,000    1,917,439
   Photronics, Inc. (b)..............................     46,000    1,551,580
   SanDisk Corp. (b).................................     36,000      781,200
   Silicon Laboratories, Inc. (b)....................     20,300      717,199
   Ultratech Stepper, Inc. (b).......................      6,200      128,960
                                                                 ------------
                                                                   15,021,714
                                                                 ------------
   Electronics (1.7%)
   FLIR Systems, Inc. (b)............................      9,300      444,075
   Harman International Industries, Inc..............     17,100      843,885
   Integrated Defense Technology, Inc. (b)...........     10,400      288,600

                                   Continued

          BB&T FUNDS                Schedule of Portfolio Investments
          Small Company Growth Fund                    March 31, 2002
                                                          (Unaudited)

    Common Stocks, continued
                                                        Shares      Value
                                                      ---------- ------------
   Electronics, continued
   Kemet Corp. (b)...................................     36,900 $    714,753
   Vialta, Inc. -- Class A (b).......................          1            1
                                                                 ------------
                                                                    2,291,314
                                                                 ------------
   Environmental Services (1.0%)
   Stericycle, Inc. (b)..............................     21,500    1,345,062
                                                                 ------------
   Health Care (1.2%)
   Curative Health Services, Inc. (b)................     19,400      206,998
   Henry Schein, Inc. (b)............................     18,200      801,710
   Pediatrix Medical Group, Inc. (b).................     15,800      644,008
                                                                 ------------
                                                                    1,652,716
                                                                 ------------
   Insurance (0.5%)
   Hilb, Rogal and Hamilton Co.......................     10,100      315,120
   Mid Atlantic Medical Services, Inc (b) ...........     14,200      404,700
                                                                 ------------
                                                                      719,820
                                                                 ------------
   Leisure Time Industries (3.9%)
   Alliance Gaming Corp. (b).........................     15,900      485,427
   Aztar Corp. (b)...................................     29,155      638,495
   GameStop Corp. (b)................................     35,700      721,140
   GTECH Holdings Corp. (b)..........................     16,300      794,625
   Scientific Games Corp. -- Class A (b).............    129,100    1,080,567
   Station Casinos, Inc. (b).........................     98,300    1,636,695
                                                                 ------------
                                                                    5,356,949
                                                                 ------------
   Machinery (0.3%)
   Albany International Corp. -- Class A.............     13,100      396,930
                                                                 ------------
   Media (4.1%)
   Cumulus Media, Inc. (b)...........................    114,500    2,049,550
   Entravision Communications Corp. --  Class A (b)..     72,300    1,070,040
   Radio One, Inc. -- Class A (b)....................     95,400    2,075,904
   Sinclair Broadcast Group -- Class A (b)...........     35,300      478,315
                                                                 ------------
                                                                    5,673,809
                                                                 ------------
   Medical Equipment & Supplies (1.1%)
   Bruker AXS, Inc. (b)..............................    128,800      534,520
   Conceptus, Inc. (b)...............................      5,300      114,215
   Immunomedics, Inc. (b)............................     25,700      487,272
   Therasense, Inc. (b)..............................     16,400      309,960
                                                                 ------------
                                                                    1,445,967
                                                                 ------------
   Medical Labs and Testing Services (0.5%)
   DIANON Systems, Inc. (b)..........................      9,600      622,848
                                                                 ------------
   Oil & Gas Exploration Products & Services (7.7%)
   Airgas, Inc. (b)..................................     79,700    1,601,970
   Evergreen Resources, Inc. (b).....................     14,800      617,160
   Grant Prideco, Inc. (b)...........................     66,200      905,616
   Key Energy Services, Inc. (b).....................    102,100    1,094,512
   National-Oilwell, Inc. (b)........................     43,400    1,099,322
   Oceaneering International, Inc. (b)...............     17,900      519,100
   Patterson-UTI Energy, Inc. (b)....................     56,600    1,683,284
   Pride International, Inc. (b).....................     45,500      723,450

    Common Stocks, continued
                                                        Shares      Value
                                                      ---------- ------------
   Oil & Gas Exploration Products & Services, continued
   Rowan Companies, Inc. (b).........................     58,800 $  1,354,752
   Western Gas Resources, Inc........................     13,100      487,582
   XTO Energy, Inc...................................     20,300      407,015
                                                                 ------------
                                                                   10,493,763
                                                                 ------------
   Petroleum (0.6%)
   Tidewater, Inc....................................     17,900      758,065
                                                                 ------------
   Pharmaceuticals (9.0%)
   Accredo Health, Inc. (b)..........................     30,500    1,746,735
   American Pharmaceutical Partners, Inc. (b)........     21,200      314,396
   Axcan Pharma, Inc. (b)............................     29,200      368,212
   Cell Therapeutics, Inc. (b).......................     47,700    1,184,391
   CV Therapeutics, Inc. (b).........................     13,200      477,840
   First Horizon Pharmaceutical Corp. (b)............      9,300      207,948
   ImmunoGen, Inc. (b)...............................     26,600      294,462
   Isis Pharmaceuticals, Inc. (b)....................     67,673    1,088,182
   Medarex, Inc. (b).................................     53,100      856,450
   MGI Pharma, Inc. (b)..............................     69,900      961,824
   Neurocrine Biosciences, Inc. (b)..................     31,500    1,278,585
   NPS Pharmaceuticals, Inc. (b).....................     42,897    1,399,729
   OSI Pharmaceuticals, Inc. (b).....................     34,000    1,331,100
   Trimeris, Inc. (b)................................     17,700      764,640
                                                                 ------------
                                                                   12,274,494
                                                                 ------------
   Printing & Publishing (1.5%)
   Scholastic Corp. (b)..............................     37,100    2,010,449
                                                                 ------------
   Restaurants (0.6%)
   Panera Bread Co. -- Class A (b)...................     11,900      758,149
                                                                 ------------
   Retail (11.6%)
   Abercrombie & Fitch Co. -- Class A (b)............     42,000    1,293,600
   Action Performance Cos, Inc. (b)..................     30,881    1,520,889
   AnnTaylor Stores Corp. (b)........................     24,900    1,076,178
   Coach, Inc. (b)...................................     33,200    1,683,572
   Direct Focus, Inc. (b)............................     32,718    1,244,920
   La-Z-Boy, Inc.....................................     13,600      373,320
   Linens 'n Things, Inc. (b)........................     72,316    2,207,807
   Monaco Coach Corp. (b)............................      2,700       65,610
   Moore Corporation, Ltd............................    112,500    1,463,625
   Ocular Sciences, Inc. (b).........................     14,500      406,042
   Reebok International Ltd. (b).....................     58,900    1,592,067
   Ryan's Family Steak Houses, Inc. (b)..............     30,600      734,400
   Too Inc. (b)......................................     34,400    1,014,456
   Wet Seal, Inc. -- Class A (b).....................     37,900    1,322,331
                                                                 ------------
                                                                   15,998,817
                                                                 ------------
   Telecommunications (0.7%)
   C-COR.net Corp. (b)...............................     25,200      453,600
   West Corp. (b)....................................     17,700      560,028
                                                                 ------------
                                                                    1,013,628
                                                                 ------------
   Transportation Services (6.1%)
   Arkansas Best Corp. (b)...........................     50,600    1,406,174
   Heartland Express, Inc. (b).......................     63,110    1,259,676

                                   Continued

          BB&T FUNDS                Schedule of Portfolio Investments
          Small Company Growth Fund                    March 31, 2002
                                                          (Unaudited)

 Common Stocks, continued
                                                        Shares or
                                                        Principal
                                                         Amount       Value
                                                        ---------- ------------
Transportation Services, continued
J.B. Hunt Transport Services, Inc. (b).................     40,400 $  1,148,572
Knight Transportation, Inc. (b)........................     60,350    1,275,799
Landstar System, Inc. (b)..............................     15,400    1,429,120
Werner Enterprises, Inc................................     90,633    1,898,761
                                                                   ------------
                                                                      8,418,102
                                                                   ------------
Total Common Stocks....................................             128,720,016
                                                                   ------------
 Federal Home Loan Bank (2.8%)
Zero coupon, 4/1/02.................................... $3,800,000    3,799,316
                                                                   ------------
Total Federal Home Loan Bank...........................               3,799,316
                                                                   ------------
Total Investments (Cost $118,050,958) (a) -- 96.8%.....             132,519,332
Other assets in excess of liabilities -- 3.2%..........               4,372,056
                                                                   ------------
Net Assets -- 100.0%...................................            $136,891,388
                                                                   ============

--------
(a)Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

                Unrealized appreciation............ $16,996,250
                Unrealized depreciation............  (2,527,876)
                                                    -----------
                Net unrealized depreciation........ $14,468,374
                                                    ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund


    Statement of Assets and Liabilities
                                                               March 31, 2002
                                                                  (Unaudited)
   Assets:
   Investments, at value* (Cost $118,050,958).................. $132,519,332
   Cash........................................................       47,348
   Interest and dividends receivable...........................        5,773
   Collateral for securities loaned............................    4,292,600
   Receivable for investments sold.............................    4,584,154
   Prepaid expenses and other..................................        4,097
                                                                ------------
    Total Assets...............................................  141,453,304
                                                                ------------
   Liabilities:
   Payable for capital shares redeemed.........................       15,517
   Payable for collateral received on loaned securities........    4,292,600
   Accrued expenses and other payables:
    Investment advisory fees...................................      116,238
    Administration fees........................................        4,668
    Distribution fees..........................................        9,842
    Other......................................................      123,051
                                                                ------------
    Total Liabilities..........................................    4,561,916
                                                                ------------
   Net Assets:
   Capital.....................................................  210,466,175
   Net investment loss.........................................     (954,638)
   Net realized losses on investments..........................  (87,088,523)
   Unrealized appreciation on investments......................   14,468,374
                                                                ------------
   Net Assets.................................................. $136,891,388
                                                                ============
   Net Assets
    Class A Shares............................................. $  8,087,664
    Class B Shares.............................................    9,719,644
    Class C Shares.............................................       30,446
    Trust Shares...............................................  119,053,634
                                                                ------------
    Total...................................................... $136,891,388
                                                                ============
   Outstanding units of beneficial interest (shares)
    Class A Shares.............................................      624,043
    Class B Shares.............................................      798,244
    Class C Shares.............................................        2,498
    Trust Shares...............................................    8,943,238
                                                                ------------
    Total......................................................   10,368,023
                                                                ============
   Net asset value
    Class A Shares -- redemption price per share............... $      12.96
    Class B Shares -- offering and redemption price per share**        12.18
    Class C Shares -- offering and redemption price per share**        12.19
    Trust Shares -- offering and redemption price per share....        13.31
                                                                ============
   Maximum Sales Charge -- Class A Shares......................         5.75%
                                                                ============
   Maximum Offering Price (100%/(100% - Maximum Sales Charge)
    of net asset value adjusted to the nearest cent) per
    share -- Class A Shares.................................... $      13.75
                                                                ============

*  Includes securities on loan of $4,255,087.
** Redemption price per share varies by length of time shares are held.

        Statement of Operations
                                 For the Six Months Ended March 31, 2002
                                                             (Unaudited)
       Investment Income:
       Interest............................................ $     74,175
       Dividends...........................................       41,779
       Income from securities lending......................       18,554
                                                            ------------
         Total Investment Income...........................      134,508
                                                            ------------
       Expenses:
       Investment advisory fees............................      677,905
       Administration fees.................................      169,476
       Distribution fees -- Class A Shares.................       21,589
       Distribution fees -- Class B Shares.................       49,558
       Distribution fees -- Class C Shares.................           90
       Transfer Agent......................................       94,494
       Custodian fees......................................       16,749
       Other...............................................       70,080
                                                            ------------
         Total expenses before waivers.....................    1,099,941
         Less expenses waived by the Administrator and its
          affiliates.......................................      (10,795)
                                                            ------------
         Net Expenses......................................    1,089,146
                                                            ------------
       Net Investment Loss.................................     (954,638)
                                                            ------------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized losses on investments..................  (17,807,016)
       Change in unrealized appreciation/depreciation on
        investments........................................   26,638,279
                                                            ------------
       Net realized/unrealized gains on investments........    8,831,263
                                                            ------------
       Change in net assets resulting from operations...... $  7,876,625
                                                            ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund


 Statements of Changes in Net Assets
                                                        For the Six      For the
                                                        Months Ended   Year Ended
                                                         March 31,    September 30,
                                                            2002          2001
                                                        ------------  -------------
                                                        (Unaudited)
From Investment Activities:
Operations:
 Net investment loss................................... $   (954,638) $  (1,284,103)
 Net realized losses on investments....................  (17,807,016)   (67,431,556)
 Change in unrealized appreciation/depreciation on
   investment transactions.............................   26,638,279    (71,178,642)
                                                        ------------  -------------
Change in net assets resulting from operations.........    7,876,625   (139,894,301)
                                                        ------------  -------------
Dividends to Class A Shareholders:
 Net realized gains from investments...................           --     (3,151,026)
 In excess of net realized gains on investment
   transactions........................................           --       (137,934)
Dividends to Class B Shareholders:
 Net realized gains from investments...................           --     (3,806,514)
 In excess of net realized gains on investment
   transactions........................................           --       (166,628)
Dividends to Class C Shareholders:
 Net realized gains from investments...................           --             --
 In excess of net realized gains on investment
   transactions........................................           --             --
Dividends to Trust Class Shareholders:
 Net realized gains from investments...................           --    (35,303,508)
 In excess of net realized gains on investment
   transactions........................................           --     (1,545,389)
                                                        ------------  -------------
Change in net assets from shareholder dividends........           --    (44,110,999)
                                                        ------------  -------------
Capital Transactions:
Change in net assets from capital transactions.........    9,057,864     56,524,534
                                                        ------------  -------------
Change in net assets...................................   16,934,489   (127,480,766)
Net Assets:
 Beginning of period...................................  119,956,899    247,437,665
                                                        ------------  -------------
 End of period......................................... $136,891,388  $ 119,956,899
                                                        ============  =============


              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund


 Financial Highlights, Class A Shares
                                              For the Six
                                              Months Ended           For the Year Ended September 30,
                                               March 31,     -----------------------------------------------
                                                  2002         2001      2000      1999      1998      1997
                                              ------------   -------   -------   -------   -------   -------
                                              (Unaudited)
Net Asset Value, Beginning of Period.........   $ 12.13      $ 34.87   $ 24.92   $ 17.50   $ 23.33   $ 21.06
                                                -------      -------   -------   -------   -------   -------
Investment Activities
 Net investment loss.........................     (0.14)       (0.20)    (0.25)    (0.28)    (0.29)    (0.15)
 Net realized and unrealized gains (losses)
   on investments............................      0.97       (16.20)    13.20      7.70     (5.23)     2.44
                                                -------      -------   -------   -------   -------   -------
 Total from Investment Activities............      0.83       (16.40)    12.95      7.42     (5.52)     2.29
                                                -------      -------   -------   -------   -------   -------
Dividends
 Net realized gains..........................        --        (6.07)    (3.00)       --        --        --
 In excess of net realized gains.............        --        (0.27)       --        --     (0.31)    (0.02)
                                                -------      -------   -------   -------   -------   -------
 Total Dividends.............................        --        (6.34)    (3.00)       --     (0.31)    (0.02)
                                                -------      -------   -------   -------   -------   -------
Net Asset Value, End of Period...............   $ 12.96      $ 12.13   $ 34.87   $ 24.92   $ 17.50   $ 23.33
                                                =======      =======   =======   =======   =======   =======
Total Return (excludes sales charge).........      6.84%(a)   (54.95)%   54.34%    42.32%   (23.81)%   10.90%

Ratios/Supplementary Data:
Net Assets, End of Period (000)..............   $ 8,088      $ 8,333   $28,936   $11,336   $ 9,456   $12,676
Ratio of expenses to average net assets......      1.77%(b)     1.72%     1.66%     1.80%     1.86%     1.89%
Ratio of net investment loss to average net
 assets......................................     (1.57)%(b)   (0.86)%   (0.74)%   (1.23)%   (1.36)%   (1.29)%
Ratio of expenses to average net assets*.....      2.02%(b)     1.97%     1.91%     2.05%     2.11%     2.14%
Portfolio turnover (c).......................    155.61%      286.49%   206.16%   184.39%   157.44%    80.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund


 Financial Highlights, Class B Shares
                                              For the Six
                                              Months Ended            For the Year Ended September 30,
                                               March 31,     ------------------------------------------------
                                                  2002          2001       2000      1999      1998      1997
                                              ------------   -------     -------   -------   -------   ------
                                              (Unaudited)
Net Asset Value, Beginning of Period.........   $ 11.43      $ 33.53     $ 24.21   $ 17.13   $ 23.02   $20.92
                                                -------      -------     -------   -------   -------   ------
Investment Activities
 Net investment income.......................     (0.16)       (0.31)(a)   (0.49)    (0.41)    (0.39)   (0.20)
 Net realized and unrealized gains (losses)
   on investments............................      0.91       (15.45)      12.81      7.49     (5.19)    2.32
                                                -------      -------     -------   -------   -------   ------
 Total from Investment Activities............      0.75       (15.76)      12.32      7.08     (5.58)    2.12
                                                -------      -------     -------   -------   -------   ------
Dividends
 Net realized gains..........................        --        (6.07)      (3.00)       --        --       --
 In excess of net realized gains.............        --        (0.27)         --        --     (0.31)   (0.02)
                                                -------      -------     -------   -------   -------   ------
 Total Dividends.............................        --        (6.34)      (3.00)       --     (0.31)   (0.02)
                                                -------      -------     -------   -------   -------   ------
Net Asset Value, End of Period...............   $ 12.18      $ 11.43     $ 33.53   $ 24.21   $ 17.13   $23.02
                                                =======      =======     =======   =======   =======   ======
Total Return (excludes redemption charge)....      6.56%(b)   (55.33)%     53.29%    41.25%   (24.40)%  10.16%

Ratios/Supplementary Data:
Net Assets, End of Period (000)..............   $ 9,720      $ 9,356     $20,707   $11,054   $ 8,609   $8,869
Ratio of expenses to average net assets......      2.52%(c)     2.48%       2.41%     2.55%     2.61%    2.64%
Ratio of net investment loss to average net
 assets......................................     (2.32)%(c)   (1.62)%     (1.49)%   (1.98)%   (2.11)%  (2.04)%
Portfolio turnover (d).......................    155.61%      286.49%     206.16%   184.39%   157.44%   80.66%

(a) Per share net investment loss has been calculated using the average daily shares method.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund


 Financial Highlights, Class C Shares
                                                             For the Six     February 1,
                                                             Months Ended      2001 to
                                                              March 31,     September 30,
                                                                 2002          2001(a)
                                                             ------------   -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................   $ 11.45         $ 19.88
                                                               -------         -------
Investment Activities
  Net investment loss.......................................     (0.30)          (0.08)
  Net realized and unrealized gains (losses) on investments.      1.04           (8.45)
                                                               -------         -------
  Total from Investment Activities..........................      0.74           (8.53)
                                                               -------         -------
Net Asset Value, End of Period..............................   $ 12.19         $ 11.45
                                                               =======         =======
Total Return (excludes redemption charge)...................      6.46%(b)      (42.69)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................   $    30         $     8
Ratio of expenses to average net assets.....................      2.50%(c)        2.42%(c)
Ratio of net investment loss to average net assets..........     (2.30)%(c)      (1.99)%(c)
Portfolio turnover (d)......................................    155.61%         286.49%

(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund


 Financial Highlights, Trust Shares

                                                             For the Six
                                                             Months Ended              For the Year Ended September 30,
                                                              March 31,      --------------------------------------------------
                                                                 2002           2001       2000       1999      1998      1997
                                                             ------------    --------   --------   --------   -------   -------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................   $  12.44      $  35.49   $  25.25   $  17.69   $ 23.52   $ 21.18
                                                               --------      --------   --------   --------   -------   -------

Investment Activities
  Net investment loss.......................................      (0.09)        (0.15)     (0.17)     (0.22)    (0.20)    (0.11)
  Net realized and unrealized gains (losses) on investments.       0.96        (16.56)     13.41       7.78     (5.32)     2.47
                                                               --------      --------   --------   --------   -------   -------
  Total from Investment Activities..........................       0.87        (16.71)     13.24       7.56     (5.52)     2.36
                                                               --------      --------   --------   --------   -------   -------

Dividends
  Net realized gains........................................         --         (6.07)     (3.00)        --        --        --
  In excess of net realized gains...........................         --         (0.27)        --         --     (0.31)    (0.02)
                                                               --------      --------   --------   --------   -------   -------
  Total Dividends...........................................         --         (6.34)     (3.00)        --     (0.31)    (0.02)
                                                               --------      --------   --------   --------   -------   -------
Net Asset Value, End of Period..............................   $  13.31      $  12.44   $  35.49   $  25.25   $ 17.69   $ 23.52
                                                               ========      ========   ========   ========   =======   =======
Total Return................................................       6.99%(a)    (54.85)%    54.82%     42.66%   (23.62)%   11.17%

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................   $119,054      $102,260   $197,795   $105,725   $65,180   $58,660
Ratio of expenses to average net assets.....................       1.52%(b)      1.47%      1.41%      1.54%     1.61%     1.64%
Ratio of net investment loss to average net assets..........      (1.32)%(b)    (0.64)%    (0.49)%    (0.98)%   (1.11)%   (1.04)%
Portfolio turnover (c)......................................     155.61%       286.49%    206.16%    184.39%   157.44%    80.66%

(a)Not annualized.
(b)Annualized.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

          BB&T FUNDS                Schedule of Portfolio Investments
          International Equity Fund                    March 31, 2002
                                                          (Unaudited)

         Common Stocks (95.0%)
                                                  Shares      Value
                                                 --------- ------------
        Belgium (1.5%)
        Pharmaceuticals (1.5%)
        UCB SA..................................    58,644 $  2,276,652
                                                           ------------
        Brazil (1.4%)
        Minerals (1.4%)
        Companhia Vale do Rio Doce -- ADR (b)...    73,960    2,025,764
                                                           ------------
        Denmark (2.3%)
        Beverages (1.0%)
        Carlsberg SA -- B.......................    41,079    1,557,131
                                                           ------------
        Commercial Services (1.3%)
        ISS A/S (b).............................    37,998    1,928,633
                                                           ------------
                                                              3,485,764
                                                           ------------
        Finland (0.4%)
        Telecommunications (0.4%)
        Nokia Oyj...............................    25,977      549,105
                                                           ------------
        France (15.9%)
        Automotive (1.6%)
        Valeo SA................................    53,225    2,363,451
                                                           ------------
        Banking & Finance (2.0%)
        Credit Agricole SA......................   152,803    2,916,703
                                                           ------------
        Building & Construction (1.4%)
        Compagnie de Saint-Gobain...............    12,769    2,084,221
                                                           ------------
        Medical Equipment & Supplies (2.2%)
        Essilor International SA................    89,898    3,219,410
                                                           ------------
        Petroleum (3.0%)
        Total Fina Elf SA.......................    29,569    4,565,864
                                                           ------------
        Pharmaceuticals (2.7%)
        Aventis SA..............................    60,490    4,179,476
                                                           ------------
        Retail -- Food Products (2.0%)
        Carrefour SA............................    61,766    2,909,754
                                                           ------------
        Telecommunications (1.0%)
        Orange SA (b)...........................   217,772    1,483,769
                                                           ------------
                                                             23,722,648
                                                           ------------
        Germany (6.2%)
        Banking & Finance (1.5%)
        Muenchener Rueckversichherungs --
          Gesellschaft AG.......................     8,780    2,182,994
                                                           ------------
        Electronic Components/Instruments (2.1%)
        E.On AG.................................    60,744    3,078,879
                                                           ------------
        Insurance-Multi-Line (2.6%)
        Allianz AG..............................    17,067    4,034,962
                                                           ------------
                                                              9,296,835
                                                           ------------
        Great Britain (15.2%)
        Aerospace/Defense (1.7%)
        BAE Systems PLC.........................   539,484    2,573,581
                                                           ------------
        Banking & Finance (1.9%)
        Standard Chartered PLC..................   253,583    2,771,488
                                                           ------------
        Food & Related (2.1%)
        Unilever PLC............................   388,648    3,107,568
                                                           ------------
        Food Service -- Catering (2.0%)
        Compass Group PLC.......................   435,787    2,918,217
                                                           ------------

         Common Stocks, continued
                                                  Shares      Value
                                                 --------- ------------
        Great Britain, continued
        Petroleum (4.2%)
        BP PLC..................................   715,451 $  6,357,390
                                                           ------------
        Pharmaceuticals (1.8%)
        GlaxoSmithKline PLC.....................   116,373    2,735,985
                                                           ------------
        Telecommunications (1.5%)
        mmo2 PLC (b)............................ 2,299,135    2,242,691
                                                           ------------
                                                             22,706,920
                                                           ------------
        Hong Kong (0.5%)
        Diversified Products (0.5%)
        Swire Pacific Ltd. -- Class A...........   151,500      819,677
                                                           ------------
        Japan (16.1%)
        Automobiles & Trucks (2.0%)
        Toyota Motor Corp.......................   103,000    2,968,724
                                                           ------------
        Banking & Finance (1.8%)
        Nomura Holdings, Inc....................   204,000    2,645,912
                                                           ------------
        Building-Heavy Construction (1.5%)
        Sekisui House Ltd.......................   320,000    2,284,075
                                                           ------------
        Chemicals (2.4%)
        Takeda Chemical Industries Ltd..........    90,000    3,646,583
                                                           ------------
        Diversified Products (2.7%)
        Mitsubishi Corp.........................   518,000    3,904,492
                                                           ------------
        Machinery (1.2%)
        Amada Company, Ltd......................   346,000    1,775,229
                                                           ------------
        Office Equipment (1.8%)
        Canon, Inc..............................    73,000    2,709,925
                                                           ------------
        Photographic Products (1.4%)
        Fuji Photo Film Company, Ltd............    65,000    2,045,120
                                                           ------------
        Retail (1.3%)
        ITO-Yokado Company, Ltd.................    49,000    1,948,390
                                                           ------------
                                                             23,928,450
                                                           ------------
        Netherlands (12.3%)
        Banks (1.6%)
        ING Groep NV............................    86,977    2,367,402
                                                           ------------
        Chemicals (1.7%)
        Akzo Nobel NV...........................    55,722    2,605,581
                                                           ------------
        Publishing (5.2%)
        Elsevier NV.............................   324,031    4,342,011
        VNU NV..................................   101,621    3,226,992
                                                           ------------
                                                              7,569,003
                                                           ------------
        Telecommunications (1.4%)
        Koninklijke (Royal) KPN NV (b)..........   415,071    2,125,561
                                                           ------------
        Transportation (2.4%)
        TNT Post Group NV.......................   173,783    3,612,804
                                                           ------------
                                                             18,280,351
                                                           ------------
        Russia (0.4%)
        Oil Comp-Intergrated (0.4%)
        Yukos Corp. -- ADR......................     5,300      667,535
                                                           ------------
        Singapore (2.4%)
        Banking & Finance (2.4%)
        DBS Group Holdings Ltd..................   448,000    3,595,876
                                                           ------------

                                   Continued

          BB&T FUNDS                Schedule of Portfolio Investments
          International Equity Fund                    March 31, 2002
                                                          (Unaudited)

             Common Stocks, continued
                                               Shares      Value
                                              --------- ------------
            South Africa (1.6%)
            Metals & Mining (1.6%)
            Gold Fields Ltd..................   232,000 $  2,425,126
                                                        ------------
            South Korea (1.3%)
            Steel (1.3%)
            Pohang Iron & Steel Company Ltd..    18,480    1,921,881
                                                        ------------
            Spain (2.2%)
            Telecommunications (2.2%)
            Telefonica SA -- Bonus Rights (b)   287,009       65,100
            Telefonica SA (b)................   287,009    3,217,449
                                                        ------------
                                                           3,282,549
                                                        ------------
            Sweden (5.8%)
            Construction (1.4%)
            Atlas Copco AB -- Class A........    89,509    2,104,171
                                                        ------------
            Consumer Goods & Services (2.7%)
            Securitas AB.....................   200,974    3,987,190
                                                        ------------
            Telecommunications (1.7%)
            Ericsson LM -- Class B...........   592,608    2,505,861
                                                        ------------
                                                           8,597,222
                                                        ------------
            Switzerland (7.9%)
            Banking & Finance (2.8%)
            UBS AG (b).......................    83,782    4,124,812
                                                        ------------
            Business Services (1.8%)
            Adecco SA........................    43,067    2,733,604
                                                        ------------
            Chemicals (1.7%)
            Syngenta AG (b)..................    41,874    2,558,288
                                                        ------------

                Common Stocks, continued
                                           Shares      Value
                                          --------- ------------
               Switzerland, continued
               Pharmaceuticals (1.6%)
               Roche Holding AG..........    31,362 $  2,438,195
                                                    ------------
                                                      11,854,899
                                                    ------------
               Thailand (1.6%)
               Banking & Finance (1.6%)
               Bangkok Bank (b).......... 1,664,500    2,352,177
                                                    ------------
               Total Common Stocks.......            141,789,431
                                                    ------------

             Investment Company (2.9%)
            Bank of New York, Brussels....... 4,326,863    4,326,863
                                                        ------------
            Total Investment Companies.......              4,326,863
                                                        ------------
            Total Investments
             (Cost $146,754,836) (a) -- 97.9%            146,116,294
            Other assets in excess of
             liabilities -- 2.1%.............              3,092,277
                                                        ------------
            Net Assets -- 100.0%.............           $149,208,571
                                                        ============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 7,703,540
                    Unrealized depreciation....  (8,342,082)
                                                -----------
                    Net unrealized depreciation $  (638,542)
                                                ===========

(b)Represents non-income producing securities.
ADR -- American Depository Receipt

                See accompanying notes to financial statements.

BB&T FUNDS
International Equity Fund


        Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
       Assets:
       Investments, at value (Cost $146,754,836)........... $146,116,294
       Foreign cash........................................    4,825,193
       Interest and dividends receivable...................      260,069
       Reclaim receivable..................................      170,540
       Prepaid expenses....................................        3,113
                                                            ------------
         Total Assets......................................  151,375,209
                                                            ------------
       Liabilities:
       Payable for capital shares redeemed.................        1,000
       Payable for forward foreign currency contracts......        3,595
       Payable for investments purchased...................    1,921,961
       Accrued expenses and other payables:
         Investment advisory fees..........................      126,463
         Administration fees...............................        5,104
         Distribution fees.................................        2,731
         Other.............................................      105,784
                                                            ------------
         Total Liabilities.................................    2,166,638
                                                            ------------
       Net Assets:
       Capital.............................................  188,231,955
       Net investment loss.................................     (509,810)
       Net realized losses from investments and foreign
        currency transactions..............................  (37,871,052)
       Net unrealized depreciation from investments and
        foreign currency...................................     (642,522)
                                                            ------------
         Net Assets........................................ $149,208,571
                                                            ============
       Net Assets
         Class A Shares.................................... $  1,810,851
         Class B Shares....................................    2,739,519
         Class C Shares....................................        7,580
         Trust Shares......................................  144,650,621
                                                            ------------
         Total............................................. $149,208,571
                                                            ============
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................      228,921
         Class B Shares....................................      359,103
         Class C Shares....................................          993
         Trust Shares......................................   18,032,353
                                                            ------------
         Total.............................................   18,621,370
                                                            ============
       Net asset value
         Class A Shares -- redemption price per share...... $       7.91
         Class B Shares -- offering and redemption price
          per share*.......................................         7.63
         Class C Shares -- offering and redemption price
          per share*.......................................         7.63
         Trust Shares -- offering and redemption price per
          share............................................         8.02
                                                            ============
       Maximum Sales Charge -- Class A Shares..............         5.75%
                                                            ============
       Maximum Offering Price (100%/(100% --
        Maximum Sales Charge) of net asset value
        adjusted to the nearest cent) per share -- Class A
        Shares............................................. $       8.39
                                                            ============

* Redemption price per share varies by length of time shares are held.

        Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Dividends........................................... $   613,704
       Interest............................................       5,799
       Foreign tax withholding.............................     (76,588)
                                                            -----------
         Total Investment Income:..........................     542,915
                                                            -----------
       Expenses:
       Investment advisory fees............................     688,383
       Administration fees.................................     172,095
       Distribution fees -- Class A Shares.................       4,904
       Distribution fees -- Class B Shares.................      13,661
       Distribution fees -- Class C Shares.................          36
       Custodian fees......................................      69,171
       Other...............................................     102,324
                                                            -----------
         Total expenses before fee waivers.................   1,050,574
         Less expenses waived by the Administrator and its
          affiliates.......................................      (2,452)
                                                            -----------
         Net Expenses......................................   1,048,122
                                                            -----------
       Net Investment Loss.................................    (505,207)
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized losses on investment and foreign
        currency transactions..............................  (9,620,062)
       Change in unrealized appreciation/depreciation on
        investments and foreign currencies.................  18,969,409
                                                            -----------
       Net realized/unrealized gains on investments and
        foreign currencies.................................   9,349,347
                                                            -----------
       Change in net assets resulting from operations...... $ 8,844,140
                                                            ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund


 Statements of Changes in Net Assets
                                                        For the Six   For the Year
                                                        Months Ended      Ended
                                                         March 31,    September 30,
                                                            2002          2001
                                                        ------------  -------------
                                                        (Unaudited)
From Investment Activities:
Operations:
 Net investment loss................................... $   (505,207) $   (221,784)
 Net realized losses on investment and foreign
   currency transactions...............................   (9,620,062)  (27,648,453)
 Change in unrealized appreciation/depreciation on
   investment and foreign currencies...................   18,969,409   (12,670,340)
                                                        ------------  ------------
Change in net assets resulting from operations.........    8,844,140   (40,540,577)
                                                        ------------  ------------
Dividends to Class A Shareholders:
 Net realized gains from investments...................           --      (432,950)
Dividends to Class B Shareholders:
 Net realized gains from investments...................           --      (658,293)
Distribution to Trust Class Shareholders:
 Net investment income.................................      (16,311)           --
 Net realized gains from investments...................           --   (19,680,513)
                                                        ------------  ------------
Change in net assets from shareholder dividends........      (16,311)  (20,771,756)
                                                        ------------  ------------
Capital Transactions:
Change in net assets from capital transactions.........   19,732,012    56,092,789
                                                        ------------  ------------
Change in net assets...................................   28,559,841    (5,219,544)
Net Assets:
 Beginning of period...................................  120,648,730   125,868,274
                                                        ------------  ------------
 End of period......................................... $149,208,571  $120,648,730
                                                        ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund



 Financial Highlights, Class A Shares

                                    For the Six                                           January 2,
                                    Months Ended     For the Year Ended September 30,       1997 to
                                     March 31,     -----------------------------------   September 30,
                                        2002         2001      2001      1999     1998      1997(a)
                                    ------------   -------   -------   ------   ------   -------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period............................    $ 7.43      $ 12.49   $ 12.48   $ 9.91   $11.24      $10.00
                                       ------      -------   -------   ------   ------      ------
Investment Activities
 Net investment income (loss)......     (0.10)       (0.05)    (0.04)   (0.01)    0.03        0.03
 Net realized and unrealized gains
   (losses) on investment and
   foreign currency transactions...      0.58        (2.99)     0.68     2.78    (1.09)       1.25
                                       ------      -------   -------   ------   ------      ------
 Total from Investment Activities..      0.48        (3.04)     0.64     2.77    (1.06)       1.28
                                       ------      -------   -------   ------   ------      ------
Dividends
 Net investment income.............        --           --        --    (0.03)   (0.04)      (0.04)
 Net realized gains on investment
   and foreign currency
   transactions....................        --        (2.02)    (0.63)   (0.17)   (0.23)         --
                                       ------      -------   -------   ------   ------      ------
 Total Distributions...............        --        (2.02)    (0.63)   (0.20)   (0.27)      (0.04)
                                       ------      -------   -------   ------   ------      ------
Net Asset Value, End of Period.....    $ 7.91      $  7.43   $ 12.49   $12.48   $ 9.91      $11.24
                                       ======      =======   =======   ======   ======      ======
Total Return (excludes sales
 charge)...........................      6.46%(b)   (28.52)%    4.75%   28.33%   (9.60)%     12.84%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)....    $1,811      $ 2,557   $ 2,681   $1,906   $1,314      $  833
Ratio of expenses to average net
 assets............................      1.75%(c)     1.74%     1.76%    1.81%    1.75%       1.97%(c)
Ratio of net investment income
 (loss) to average net assets......     (0.97)%(c)   (0.33)%   (0.26)%  (0.07)%   0.26%       0.14%(c)
Ratio of expenses to average net
 assets*...........................      2.00%(c)     1.99%     2.01%    2.06%    2.01%       2.24%(c)
Portfolio turnover (d).............     44.27%      144.35%   179.44%   82.00%   53.27%      41.45%

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund



 Financial Highlights, Class B Shares
                                                                For the Six
                                                                Months Ended      For the Year Ended September 30,
                                                                 March 31,     ------------------------------------
                                                                    2002         2001      2000      1999     1998
                                                                ------------   -------   -------   ------   -------
                                                                (Unaudited)
Net Asset Value, Beginning of Period...........................    $ 7.19      $ 12.24   $ 12.34   $ 9.85   $ 11.23
                                                                   ------      -------   -------   ------   -------
Investment Activities
  Net investment loss..........................................     (0.08)       (0.07)    (0.15)   (0.10)    (0.04)
  Net realized and unrealized gains (losses) on investment and
   foreign currency transactions...............................      0.52        (2.96)     0.68     2.77     (1.10)
                                                                   ------      -------   -------   ------   -------
  Total from Investment Activities.............................      0.44        (3.03)     0.53     2.67     (1.14)
                                                                   ------      -------   -------   ------   -------
Dividends
  Net investment income........................................        --           --        --    (0.01)    (0.01)
  Net realized gains on investment and foreign currency
   transactions................................................        --        (2.02)    (0.63)   (0.17)    (0.23)
                                                                   ------      -------   -------   ------   -------
  Total Dividends..............................................        --        (2.02)    (0.63)   (0.18)    (0.24)
                                                                   ------      -------   -------   ------   -------
Net Asset Value, End of Period.................................    $ 7.63      $  7.19   $ 12.24   $12.34   $  9.85
                                                                   ======      =======   =======   ======   =======
Total Return (excludes redemption charge)......................      6.12%(b)   (29.11)%    3.88%   27.46%   (10.29)%

Ratios/Supplementary Data:
Net Assets, End of Period (000)................................    $2,740      $ 2,680   $ 3,861   $2,378   $ 1,923
Ratio of expenses to average net assets........................      2.50%(c)     2.49%     2.51%    2.56%     2.50%
Ratio of net investment loss to average net assets.............     (1.73)%(c)   (1.19)%   (0.99)%  (0.84)%   (0.50)%
Ratio of expenses to average net assets*.......................      2.50%(c)     2.49%     2.51%    2.56%     2.51%
Portfolio turnover (d).........................................     44.27%      144.35%   179.44%   82.00%    53.27%

 Financial Highlights, Class B Shares
                                                                 January 2,
                                                                   1997 to
                                                                September 30,
                                                                   1997(a)
                                                                -------------

Net Asset Value, Beginning of Period...........................    $10.00
                                                                   ------
Investment Activities
  Net investment loss..........................................     (0.01)
  Net realized and unrealized gains (losses) on investment and
   foreign currency transactions...............................      1.26
                                                                   ------
  Total from Investment Activities.............................      1.25
                                                                   ------
Dividends
  Net investment income........................................     (0.02)
  Net realized gains on investment and foreign currency
   transactions................................................        --
                                                                   ------
  Total Dividends..............................................     (0.02)
                                                                   ------
Net Asset Value, End of Period.................................    $11.23
                                                                   ======
Total Return (excludes redemption charge)......................     12.51%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)................................    $1,179
Ratio of expenses to average net assets........................      2.69%(c)
Ratio of net investment loss to average net assets.............     (0.62)%(c)
Ratio of expenses to average net assets*.......................      2.74%(c)
Portfolio turnover (d).........................................     41.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund


 Financial Highlights, Class C Shares
                                                     For the Six     February 1,
                                                     Months Ended      2001 to
                                                      March 31,     September 30,
                                                         2002          2001(a)
                                                     ------------   -------------
                                                     (Unaudited)
Net Asset Value, Beginning of Period................    $ 7.20         $ 10.03
                                                        ------         -------
Investment Activities
  Net investment loss...............................     (0.07)          (0.02)
  Net realized and unrealized losses on investments.      0.50           (2.81)
                                                        ------         -------
  Total from Investment Activities..................      0.43           (2.83)
                                                        ------         -------
Net Asset Value, End of Period......................    $ 7.63         $  7.20
                                                        ======         =======
Total Return (excludes redemption charge)...........      5.97%(b)      (28.22)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).....................    $    8         $     6
Ratio of expenses to average net assets.............      2.50%(c)        2.40%(c)
Ratio of net investment loss to average net assets..     (1.72)%(c)      (1.35)%(c)
Portfolio turnover (d)..............................     44.27%         144.35%

(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund


 Financial Highlights, Trust Shares
                                                           For the Six
                                                           Months Ended        For the Year Ended September 30,
                                                            March 31,      --------------------------------------
                                                               2002           2001       2000      1999     1998
                                                           ------------    --------   --------   -------  -------
                                                           (Unaudited)
Net Asset Value, Beginning of Period......................   $   7.53      $  12.60   $  12.56   $  9.95  $ 11.28
                                                             --------      --------   --------   -------  -------
Investment Activities
  Net investment income (loss)............................      (0.03)        (0.05)     (0.01)     0.02     0.06
  Net realized and unrealized gain (losses) on investment
   and foreign currency transactions......................       0.52         (3.00)      0.68      2.80    (1.10)
                                                             --------      --------   --------   -------  -------
  Total from Investment Activities........................       0.49         (3.05)      0.67      2.82    (1.04)
                                                             --------      --------   --------   -------  -------
Dividends
  Net investment income...................................         --(b)         --         --     (0.04)   (0.06)
  Net realized gains......................................         --         (2.02)     (0.63)    (0.17)   (0.23)
                                                             --------      --------   --------   -------  -------
  Total Distributions.....................................         --         (2.02)     (0.63)    (0.21)   (0.29)
                                                             --------      --------   --------   -------  -------
Net Asset Value, End of Period............................   $   8.02      $   7.53   $  12.60   $ 12.56  $  9.95
                                                             ========      ========   ========   =======  =======
Total Return..............................................       6.52%(c)    (28.33)%     4.96%    28.70%   (9.45)%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...........................   $144,651      $115,405   $119,326   $97,447  $70,356
Ratio of expenses to average net assets...................       1.50%(d)      1.48%      1.51%     1.56%    1.50%
Ratio of net investment income (loss) to average
 net assets...............................................      (0.71)%(d)    (0.14)%    (0.04)%    0.18%    0.50%
Ratio of expenses to average net assets*..................       1.50%(d)      1.48%      1.51%     1.56%    1.51%
Portfolio turnover (e)....................................      44.27%       144.35%    179.44%    82.00%   53.27%

 Financial Highlights, Trust Shares
                                                            January 2,
                                                              1997 to
                                                           September 30,
                                                              1997(a)
                                                           -------------

Net Asset Value, Beginning of Period......................    $ 10.00
                                                              -------
Investment Activities
  Net investment income (loss)............................       0.03
  Net realized and unrealized gain (losses) on investment
   and foreign currency transactions......................       1.30
                                                              -------
  Total from Investment Activities........................       1.33
                                                              -------
Dividends
  Net investment income...................................      (0.05)
  Net realized gains......................................         --
                                                              -------
  Total Distributions.....................................      (0.05)
                                                              -------
Net Asset Value, End of Period............................    $ 11.28
                                                              =======
Total Return..............................................      13.34%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...........................    $52,373
Ratio of expenses to average net assets...................       1.79%(d)
Ratio of net investment income (loss) to average
 net assets...............................................       0.32%(d)
Ratio of expenses to average net assets*..................       1.81%(d)
Portfolio turnover (e)....................................      41.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Amount less than $0.005.
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

      BB&T FUNDS                        Schedule of Portfolio Investments
      Short U.S. Government Income Fund                    March 31, 2002
                                                              (Unaudited)

  Corporate Bonds (8.7%)
                                                         Principal
                                                          Amount       Value
                                                         ---------- -----------
 Building/Construction Products (1.8%)
 Vulcan Materials Co., 5.75%, 4/1/04.................... $3,000,000 $ 3,071,448
                                                                    -----------
 Financial Services (5.0%)
 General Electric Capital Corp., 5.38%, 3/15/07.........  2,000,000   1,978,216
 Morgan Stanley Dean Witter, Inc., 7.125%, 8/15/03......  3,000,000   3,130,650
 Verizon Global Funding Corp., 6.75%, 12/1/05 (b).......  3,000,000   3,115,290
                                                                    -----------
                                                                      8,224,156
                                                                    -----------
 Utilities (1.9%)
 Duke Capital Corp., 7.25%, 10/1/04.....................  3,000,000   3,159,870
                                                                    -----------
 Total Corporate Bonds..................................             14,455,474
                                                                    -----------
  Mortgage-Backed Securities (43.0%)
 Federal Home Loan Mortgage Corp. (12.1%)
 5.00%, 12/1/08, Pool # M80714..........................  3,975,511   3,911,752
 6.00%, 3/1/11, Pool # E20228...........................    796,920     806,376
 6.50%, 2/1/13, Pool # E00532...........................  1,646,096   1,686,209
 6.50%, 5/1/13, Pool # E00548...........................  2,454,044   2,513,845
 6.00%, 9/1/16, Pool # E01049...........................  5,197,645   5,189,355
 6.00%, 11/15/16, Series 2103 --  Class PY, CMO.........  4,563,719   4,652,643
 6.25%, 1/15/20, Series 1583 --  Class G, CMO...........  1,326,989   1,341,281
                                                                    -----------
                                                                     20,101,461
                                                                    -----------
 Federal National Mortgage Assoc. (30.9%)
 7.50%, 12/1/08, Pool # 190611..........................    591,398     623,345
 6.00%, 3/1/09, Pool # 50986............................    871,186     888,243
 6.00%, 4/1/09, Pool #190759............................    918,846     936,837
 6.50%, 8/1/13, Pool # 251901...........................  5,353,008   5,482,117
 6.00%, 3/1/16, Pool # 253702...........................  4,223,023   4,212,026
 6.00%, 4/1/16, Pool # 535846...........................  4,252,662   4,241,588
 6.50%, 4/1/16, Pool # 253706...........................  6,100,575   6,211,208
 6.00%, 8/1/16, Pool # 545125...........................  2,757,248   2,749,613
 6.00%, 2/25/17, Pool # 2001-29GB.......................  5,000,000   5,049,589
 6.00%, 7/25/19, Series 1999-27, Class -- CB, CMO.......  5,000,000   5,113,984
 6.00%, 10/18/19, Pool # 1998-46........................  2,820,959   2,889,781
 7.00%, 6/25/21, Series 1999-60 Class -- PB, CMO........  2,970,389   3,015,019
 5.00%, 7/25/21, Series 2001-50, Class -- TV, CMO.......  5,000,000   4,954,498
 6.13%, 12/18/21, Series 1998-24, Class -- QE, CMO......  5,000,000   5,126,190
                                                                    -----------
                                                                     51,494,038
                                                                    -----------
 Total Mortgage-Backed Securities.......................             71,595,499
                                                                    -----------

 U.S. Government Agencies (28.5%)
                                                        Shares or
                                                        Principal
                                                         Amount       Value
                                                        ---------- ------------
Federal Home Loan Bank (1.2%)
6.875%, 7/18/02........................................ $2,000,000 $  2,027,832
                                                                   ------------
Federal Home Loan Mortgage Corp. (10.6%)
6.25%, 10/15/02........................................  5,500,000    5,616,056
7.00%, 2/15/03.........................................  4,500,000    4,659,606
6.375%, 11/15/03.......................................  7,000,000    7,302,498
                                                                   ------------
                                                                     17,578,160
                                                                   ------------
Federal National Mortgage Assoc. (13.7%)
5.00%, 2/14/03.........................................  7,000,000    7,128,394
4.625%, 05/15/03.......................................  5,000,000    5,084,240
5.625%, 5/14/04........................................  6,100,000    6,299,738
6.50%, 8/15/04.........................................  4,000,000    4,207,344
                                                                   ------------
                                                                     22,719,716
                                                                   ------------
Student Loan Mortgage Assoc. (3.0%)
2.29%, 5/8/02 (b)......................................  5,000,000    5,000,945
                                                                   ------------
Total U.S. Government Agencies.........................              47,326,653
                                                                   ------------
 U.S. Treasury Notes (10.0%)
6.25%, 2/15/03.........................................  2,000,000    2,061,954
3.875% 7/31/03.........................................  4,000,000    4,041,408
2.75%, 10/31/03........................................  5,000,000    4,955,665
3.50%, 11/15/06........................................  4,000,000    3,783,124
3.875%, 1/15/09........................................  1,619,700    1,681,958
                                                                   ------------
Total U.S. Treasury Notes..............................              16,524,109
                                                                   ------------
 Asset Backed Securities (6.3%)
Financial Services (3.2%)
MBNA Master Credit Card Trust, Series 1997-I, Class
 A, 6.55%, 1/15/07.....................................  5,000,000    5,239,023
                                                                   ------------
Utilities (3.1%)
PSE&G Transition Funding LLC, 5.74%, 3/15/07, Series
 2001-1, Class A2......................................  5,000,000    5,147,846
                                                                   ------------
Total Asset Backed Securities..........................              10,386,869
                                                                   ------------
 Investment Company (3.0%)
Federated Government Obligations Fund..................  4,911,867    4,911,867
                                                                   ------------
Total Investment Company...............................               4,911,867
                                                                   ------------
Total Investments (Cost $163,535,171)(a) -- 99.5%......             165,200,471
Other assets in excess of liabilities --  0.5%.........                 838,974
                                                                   ------------
Net Assets -- 100.0%...................................            $166,039,445
                                                                   ============

                                   Continued

BB&T FUNDS                                   Schedule of Portfolio Investments
Short U.S. Government Income Fund                               March 31, 2002
                                                                   (Unaudited)

--------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation....... $2,079,618
                   Unrealized depreciation.......   (414,318)
                                                  ----------
                   Net unrealized appreciation... $1,665,300
                                                  ==========

(b) The rate reflected is the rate in effect on March 29, 2002. The maturity date reflected is the final maturity date. Securities are subject to various put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
CMO -- CollateralizedMortgage Obligation.

              See accompanying notes to the financial statements.

BB&T FUNDS
Short U.S. Government Income Fund

        Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
       Assets:
       Investments, at value* (Cost $ 163,535,171)......... $165,200,471
       Interest and dividends receivable...................    1,561,595
       Collateral for securities loaned....................    9,768,125
       Prepaid expenses....................................        5,438
                                                            ------------
         Total Assets......................................  176,535,629
                                                            ------------
       Liabilities:
       Dividends payable...................................      627,285
       Payable for collateral received on loaned
        securities.........................................    9,768,125
       Accrued expenses and other payables:
         Investment advisory fees..........................       70,541
         Administration fees...............................        4,554
         Distribution fees.................................          897
         Other.............................................       24,782
                                                            ------------
         Total Liabilities.................................   10,496,184
                                                            ------------
       Net Assets:
       Capital.............................................  165,981,460
       Dividends in excess of net investment income........     (117,440)
       Net realized losses on investments..................   (1,489,875)
       Net unrealized appreciation on investments..........    1,665,300
                                                            ------------
         Net Assets........................................ $166,039,445
                                                            ============
       Net Assets
         Class A Shares.................................... $  4,284,653
         Trust Shares......................................  161,754,792
                                                            ------------
         Total............................................. $166,039,445
                                                            ============
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................      434,796
         Trust Shares......................................   16,399,259
                                                            ------------
         Total.............................................   16,834,055
                                                            ============
       Net asset value
         Class A Shares -- redemption price per share...... $       9.85
         Trust Shares -- offering and redemption price per
          share............................................         9.86
                                                            ============
       Maximum Sales Charge -- Class A Shares..............         3.00%
                                                            ============
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares.......... $      10.15
                                                            ============

* Includes securities on loan of $9,536,110.

        Statement of Operations
                                 For the Six Months Ended March 31, 2002
                                                             (Unaudited)
       Investment Income:
       Interest............................................. $ 4,411,822
       Dividend.............................................      44,007
       Income from securities lending.......................      21,632
                                                             -----------
         Total Investment Income............................   4,477,461
                                                             -----------
       Expenses:
       Investment advisory fees.............................     499,493
       Administration fees..................................     208,121
       Distribution fees -- Class A Shares..................       9,593
       Custodian fees.......................................      15,900
       Other................................................      43,513
                                                             -----------
         Total expenses before waivers......................     776,620
         Less expenses waived by the Investment Advisor.....     (83,248)
         Less expenses waived by the Administration and its
          affiliates........................................     (46,422)
                                                             -----------
         Net Expenses.......................................     646,950
                                                             -----------
         Net Investment Income..............................   3,830,511
                                                             -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized gains on investments....................     180,919
       Change in unrealized appreciation/depreciation on
        investments.........................................  (3,092,485)
                                                             -----------
       Net realized/unrealized losses on investments........  (2,911,566)
                                                             -----------
       Change in net assets resulting from operation........ $   918,945
                                                             ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Short U.S. Government Income Fund


 Statements of Changes in Net Assets
                                                                 For the Six      For the
                                                                 Months Ended   Year Ended
                                                                  March 31,    September 30,
                                                                     2002          2001
                                                                 ------------  -------------
                                                                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income......................................... $  3,830,511  $  9,514,138
  Net realized gains on investments.............................      180,919     2,624,314
  Change in unrealized appreciation/depreciation on investments.   (3,092,485)    4,652,105
                                                                 ------------  ------------
Change in net assets resulting from operations..................      918,945    16,790,557
                                                                 ------------  ------------
Dividends to Class A Shareholders:
  Net investment income.........................................      (89,741)     (193,563)
Dividends to Trust Class Shareholders:
  Net investment income.........................................   (4,006,625)   (9,320,551)
                                                                 ------------  ------------
Change in net assets from shareholder dividends.................   (4,096,366)   (9,514,114)
                                                                 ------------  ------------
Capital Transactions:
Change in net assets from capital transactions..................   (4,152,426)   (7,539,022)
                                                                 ------------  ------------
Change in net assets............................................   (7,329,847)     (262,579)
Net Assets:
  Beginning of period...........................................  173,369,292   173,631,871
                                                                 ------------  ------------
  End of period................................................. $166,039,445  $173,369,292
                                                                 ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
Short U.S. Government Income Fund


 Financial Highlights, Class A Shares
                                                   For the Six
                                                   Months Ended         For the Year Ended September 30,
                                                    March 31,       ----------------------------------------
                                                       2002           2001     2000    1999    1998    1997
                                                   ------------     -------  -------  ------  ------  ------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............    $10.04        $  9.63  $  9.65  $10.06  $ 9.76  $ 9.73
                                                      ------        -------  -------  ------  ------  ------
Investment Activities
 Net investment income............................      0.21(a)        0.51     0.50    0.50    0.51    0.54
 Net realized and unrealized gains (losses) on
   investments....................................     (0.17)(a)       0.41    (0.01)  (0.41)   0.30    0.03
                                                      ------        -------  -------  ------  ------  ------
 Total from Investment Activities.................      0.04           0.92     0.49    0.09    0.81    0.57
                                                      ------        -------  -------  ------  ------  ------
Dividends
 Net investment income............................     (0.23)         (0.51)   (0.51)  (0.50)  (0.51)  (0.54)
                                                      ------        -------  -------  ------  ------  ------
 Total Dividends..................................     (0.23)         (0.51)   (0.51)  (0.50)  (0.51)  (0.54)
                                                      ------        -------  -------  ------  ------  ------
Net Asset Value, End of Period....................    $ 9.85        $ 10.04  $  9.63  $ 9.65  $10.06  $ 9.76
                                                      ======        =======  =======  ======  ======  ======
Total Return (excludes sales charge)..............      0.43%(b)       9.73%    5.24%   0.95%   8.50%   6.07%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................    $4,285        $ 3,530  $ 3,270  $4,626  $4,476  $5,151
Ratio of expenses to average net assets...........      1.02%(c)       1.03%    1.01%   1.02%   1.06%   1.11%
Ratio of net investment income to average net
 assets...........................................      4.36%(a)(c)    5.12%    5.27%   5.04%   5.15%   5.60%
Ratio of expenses to average net assets*..........      1.42%(c)       1.43%    1.41%   1.42%   1.44%   1.46%
Portfolio turnover (d)............................     43.84%        101.28%  101.07%  99.99%  53.74%  87.99%

* During the period certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, these amounts would have been:

                     Net investment income......... $ 0.23
                     Net realized and unrealized
                      gain (loss).................. $(0.19)
                     Net investment income ratio...   4.66%

(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Short U.S. Government Income Fund



 Financial Highlights, Trust Shares
                                                    For the Six
                                                    Months Ended             For the Year Ended September 30,
                                                     March 31,       ------------------------------------------------
                                                        2002           2001      2000      1999      1998      1997
                                                   ------------      --------  --------  --------  --------  --------
                                                    (Unaudited)
Net Asset Value, Beginning of Period..............   $  10.05        $   9.64  $   9.65  $  10.07  $   9.77  $   9.74
                                                     --------        --------  --------  --------  --------  --------
Investment Activities
 Net investment income............................       0.24(a)         0.53      0.52      0.53      0.53      0.57
 Net realized and unrealized gains (losses) on
   investments....................................      (0.18)(a)        0.41        --     (0.42)     0.30      0.03
                                                     --------        --------  --------  --------  --------  --------
 Total from Investment Activities.................       0.06            0.94      0.52      0.11      0.83      0.60
                                                     --------        --------  --------  --------  --------  --------
Dividends
 Net investment income............................      (0.25)          (0.53)    (0.53)    (0.53)    (0.53)    (0.57)
                                                     --------        --------  --------  --------  --------  --------
 Total Dividends..................................      (0.25)          (0.53)    (0.53)    (0.53)    (0.53)    (0.57)
                                                     --------        --------  --------  --------  --------  --------
Net Asset Value, End of Period....................   $   9.86        $  10.05  $   9.64  $   9.65  $  10.07  $   9.77
                                                     ========        ========  ========  ========  ========  ========
Total Return......................................       0.55%(b)        9.99%     5.62%     1.10%     8.77%     6.33%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................   $161,755        $169,839  $170,362  $167,285  $157,329  $103,523
Ratio of expenses to average net assets...........       0.77%(c)        0.78%     0.76%     0.77%     0.81%     0.86%
Ratio of net investment income to average net
 assets...........................................       4.61%(a)(c)     5.38%     5.52%     5.29%     5.40%     5.85%
Ratio of expenses to average net assets*..........       0.92%(c)        0.93%     0.91%     0.92%     0.94%     0.96%
Portfolio turnover (d)............................      43.84%         101.28%   101.07%    99.99%    53.74%    87.99%

* During the period certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, these amounts would have been:

               Net investment income.................. $    0.26
               Net realized and unrealized gain (loss) $   (0.20)
               Net investment income ratio............ $    4.91%

(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

    BB&T FUNDS                             Schedule of Portfolio Investments
    Intermediate U.S. Government Bond Fund                    March 31, 2002
                                                                 (Unaudited)

   Asset-Backed Securities (3.8%)
                                                      Principal
                                                       Amount       Value
                                                     ----------- ------------
  PSE&G Transition Funding LLC, Series 2001-1,
   Class A2, 5.74%, 3/15/07......................... $ 6,000,000 $  6,177,415
  MBNA Credit Card Master Trust, Series
   2002-A1, 4.95%, 6/15/09..........................   5,000,000    4,907,721
                                                                 ------------
  Total Asset-Backed Securities.....................               11,085,136
                                                                 ------------
   Corporate Bonds (13.4%)
  Building/Construction Products (1.0%)
  Vulcan Materials Co., 5.75%, 4/1/04...............   3,000,000    3,071,448
                                                                 ------------
  Banking & Financial Services (12.4%)
  AIG SunAmerica Global Financial, 5.85%, 8/1/08....   5,000,000    4,944,210
  Bank of America Corp., 7.125%, 9/15/06............   1,000,000    1,061,722
  Bank of America Corp., 7.40%, 1/15/11.............   3,000,000    3,167,814
  Citigroup, Inc., 7.25%, 10/1/10...................   4,000,000    4,205,476
  General Electric Capital Corp., 5.38%, 3/15/07....   3,000,000    2,967,324
  Morgan Stanley Dean Witter, 6.10%, 4/15/06........   2,000,000    2,040,920
  Verizon Global Funding Corp., 7.25%, 12/1/10......   4,000,000    4,102,700
                                                                 ------------
                                                                   22,490,166
                                                                 ------------
  Total Corporate Bonds.............................               25,561,614
                                                                 ------------
   Mortgage Securities (44.7%)
  Federal Home Loan Mortgage Corp. (13.4%)
  6.00%, 6/1/08, Pool # 124885......................   1,741,270    1,775,141
  6.50%, 4/1/11, Pool # E20235......................   1,325,738    1,362,653
  6.00%, 4/1/13, Pool # 251656......................   2,180,609    2,194,134
  6.50%, 5/1/13, Pool # E00548......................   2,454,044    2,513,845
  6.00%, 9/1/16, Pool # E01049......................   8,505,238    8,491,672
  6.00%, 11/15/16, Series 2103-Class PY, CMO........   4,563,719    4,652,643
  6.25%, 1/15/20, Series 1583-Class G, CMO..........   1,326,989    1,341,281
  7.00%, 8/15/23, Series 1644-Class I...............   5,000,000    5,233,084
  6.00%, 2/1/31, Pool # CO1153......................   6,195,317    6,015,469
  6.50%, 12/1/31, Pool # C01271.....................   5,874,212    5,860,378
                                                                 ------------
                                                                   39,440,300
                                                                 ------------
  Federal National Mortgage Assoc. (21.4%)
  6.00%, 11/1/13, Pool # 323363.....................   2,972,580    2,991,017
  6.00%, 3/1/16, Pool # 253702......................   1,689,209    1,684,810
  6.00%, 4/1/16, Pool # 535846......................   8,505,324    8,483,177
  6.50%, 5/1/16, Pool # 253799......................   7,102,810    7,231,619
  6.00%, 8/1/16, Pool # 545125......................   3,676,330    3,666,151
  6.00%, 2/25/17, Pool # 2001-29GB..................  10,000,000   10,099,177

   Mortgage Securities, continued
                                                      Principal
                                                       Amount                   Value
                                                     -----------             ------------
  Federal National Mortgage Assoc., continued
  6.00%, 7/25/19, Series 1999-27, Class-CB, CMO..... $ 5,000,000             $  5,113,984
  5.00%, 7/25/21, Series 2001-50, Class-TV, CMO.....   5,000,000                4,954,498
  6.13%, 12/18/21, Series 1998-24, Class-QE, CMO....   5,000,000                5,126,190
  7.00%, 4/1/24, Pool # 250005......................   1,436,444                1,465,619
  6.00%, 1/1/29, Pool # 252211......................   3,735,456                3,649,539
  6.50%, 5/1/31, Pool # 535933......................   8,418,305                8,390,951
                                                                             ------------
                                                                               62,856,732
                                                                             ------------
  Government National Mortgage Assoc. (9.9%)
  7.00%, 8/15/23, Pool # 354627.....................   1,705,024                1,751,376
  7.00%, 7/15/29, Pool # 510099.....................   2,806,220                2,864,514
  7.00%, 8/20/29, Pool # 2796.......................   2,433,708                2,479,152
  6.50%, 3/20/31, Pool # 3053.......................   8,202,509                8,151,983
  6.50%, 4/20/31, Pool # 3068.......................   7,941,872                7,892,952
  6.50%, 2/15/32, Pool # 538313.....................   5,987,382                5,976,389
                                                                             ------------
                                                                               29,116,366
                                                                             ------------
  Total Mortgage Securities.........................                          131,413,398
                                                                             ------------
   U.S. Government Agencies (22.4%)
  Financing Corp. (0.2%)
  8.60%, 9/26/19....................................     500,000                  606,719
                                                                             ------------
  Federal Home Loan Mortgage Corp. (9.7%)
  5.25%, 1/15/06....................................   9,200,000                9,287,538
  6.875%, 9/15/10...................................   9,500,000               10,055,427
  6.00%, 6/15/11....................................   9,250,000                9,209,383
                                                                             ------------
                                                                               28,552,348
                                                                             ------------
  Federal National Mortgage Assoc. (12.7%)
  6.50%, 8/15/04....................................   5,000,000                5,259,180
  6.00%, 12/15/05...................................   5,400,000                5,604,433
  6.625%, 9/15/09...................................  12,250,000               12,807,841
  7.25%, 1/15/10....................................  12,800,000               13,911,820
                                                                             ------------
                                                                               37,586,274
                                                                             ------------
  Total U.S. Government Agencies....................                           66,822,341
                                                                             ------------
   U.S. Treasury Bonds (9.3%)
  7.50%, 11/15/16...................................  12,400,000               14,246,434
  8.75%, 5/15/17....................................   7,000,000                8,930,467
  6.25%, 8/15/23....................................   4,000,000                4,096,248
                                                                             ------------
  Total U.S. Treasury Bonds.........................                           27,273,149
                                                                             ------------
   U.S. Treasury Notes (6.7%)
  6.625%, 5/15/07...................................   7,150,000                7,673,401
  3.875%, 1/15/09...................................  10,798,000               11,213,054
  5.00%, 8/15/11....................................   1,000,000                  966,602
                                                                             ------------
  Total U.S. Treasury Notes.........................                           19,853,057
                                                                             ------------


                                   Continued

    BB&T FUNDS                             Schedule of Portfolio Investments
    Intermediate U.S. Government Bond Fund                    March 31, 2002
                                                                 (Unaudited)

 Investment Company (3.8%)
                                      Shares      Value
                                    ---------- ------------
Federated Government Obligations
 Fund.............................. 11,241,524   11,241,524
                                               ------------
Total Investments
 (Cost $289,849,434)(a) -- 99.6%...             293,170,219
Other assets in excess of
 liabilities --0.4%................               1,210,763
                                               ------------
Net Assets -- 100.0%...............            $294,380,982
                                               ============

--------
(a)Represents cost for financial reporting and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation................. $ 5,203,516
             Unrealized depreciation.................  (1,882,731)
                                                      -----------
             Net unrealized appreciation............. $ 3,320,785
                                                      ===========

CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund



        Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
       Assets:
       Investments, at value* (Cost $ 289,849,434)......... $293,170,219
       Interest and dividends receivable...................    2,767,983
       Collateral for securities loaned....................   40,632,125
       Prepaid expenses....................................        5,482
                                                            ------------
         Total Assets......................................  336,575,809
                                                            ------------
       Liabilities:
       Dividends payable...................................    1,232,310
       Payable for collateral received on loaned
        securities.........................................   40,632,125
       Accrued expenses and other payables:................
         Investment advisory fees..........................      124,824
         Administration fees...............................       10,088
         Distribution fees.................................        5,094
         Other.............................................      190,386
                                                            ------------
         Total Liabilities.................................   42,194,827
                                                            ------------
       Net Assets:
       Capital.............................................  291,843,101
       Dividends in excess of net investment income........     (212,662)
       Net realized losses on investments..................     (570,242)
       Net unrealized appreciation on investments..........    3,320,785
                                                            ------------
       Net Assets.......................................... $294,380,982
                                                            ============
       Net Assets
         Class A Shares.................................... $  4,956,160
         Class B Shares....................................    4,305,963
         Class C Shares....................................      397,680
         Trust Shares......................................  284,721,179
                                                            ------------
         Total............................................. $294,380,982
                                                            ============
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................      493,548
         Class B Shares....................................      430,037
         Class C Shares....................................       39,698
         Trust Shares......................................   28,318,886
                                                            ------------
         Total.............................................   29,282,169
                                                            ============
       Net asset value
         Class A Shares -- redemption price per share...... $      10.04
         Class B Shares -- offering and redemption price
          per share**......................................        10.01
         Class C Shares -- offering and redemption price
          per share**......................................        10.02
         Trust Shares -- offering and redemption price per
          share............................................        10.05
                                                            ============
       Maximum Sales Charge -- Class A Shares..............         5.75%
                                                            ============
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares.......... $      10.65
                                                            ============

* Includes securities on loan of $39,626,477.
**Redemption price per share varies by the length of time shares are held.

        Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Interest............................................ $ 8,135,885
       Dividends...........................................      76,048
       Income from securities lending......................      30,129
                                                            -----------
         Total Investment Income...........................   8,242,062
                                                            -----------
       Expenses:
       Investment advisory fees............................     862,267
       Administration fees.................................     359,276
       Distribution fees -- Class A Shares.................      12,036
       Distribution fees -- Class B Shares.................      22,094
       Distribution fees -- Class C Shares.................         993
       Custodian fees......................................      64,771
       Other...............................................     219,530
                                                            -----------
       Total expenses before waivers.......................   1,540,967
         Less expenses waived by the Investment Advisor....    (143,709)
         Less expenses waived by the Administrator and its
          affiliates.......................................      (6,018)
                                                            -----------
         Net Expenses......................................   1,391,240
                                                            -----------
       Net Investment Income...............................   6,850,822
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized gains on investments...................     105,087
       Change in unrealized appreciation/depreciation on
        investments........................................  (9,527,060)
                                                            -----------
       Net realized/unrealized losses on investments.......  (9,421,973)
                                                            -----------
       Change in net assets resulting from operations...... $(2,571,151)
                                                            ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund

 Statements of Changes in Net Assets
                                                                 For the Six      For the
                                                                 Months Ended   Year Ended
                                                                  March 31,    September 30,
                                                                     2002          2001
                                                                 ------------  -------------
                                                                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income......................................... $  6,850,822  $ 11,865,428
  Net realized gains on investments.............................      105,087     4,284,776
  Change in unrealized appreciation/depreciation on investments.   (9,527,060)   10,693,380
                                                                 ------------  ------------
Change in net assets resulting from operations..................   (2,571,151)   26,843,584
                                                                 ------------  ------------
Dividends to Class A Shareholders:
  Net investment income.........................................     (114,778)     (162,436)
Dividends to Class B Shareholders:
  Net investment income.........................................      (88,697)     (125,191)
Dividends to Class C Shareholders:
  Net investment income.........................................       (4,028)          (77)
Dividends to Trust Class Shareholders:
  Net investment income.........................................   (6,971,585)  (11,577,682)
                                                                 ------------  ------------
Change in net assets from shareholder dividends.................   (7,179,088)  (11,865,386)
                                                                 ------------  ------------
Capital Transactions:
Change in net assets from capital transactions..................   16,285,630    85,060,075
                                                                 ------------  ------------
Change in net assets............................................    6,535,391   100,038,273
Net Assets:
  Beginning of period...........................................  287,845,591   187,807,318
                                                                 ------------  ------------
  End of period................................................. $294,380,982  $287,845,591
                                                                 ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund



 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the Six
                                                   Months Ended         For the Year Ended September 30,
                                                    March 31,       ----------------------------------------
                                                       2002          2001     2000     1999    1998    1997
                                                   ------------     ------  -------  ------   ------  ------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............    $10.38        $ 9.71  $  9.70  $10.57   $ 9.84  $ 9.63
                                                      ------        ------  -------  ------   ------  ------
Investment Activities
 Net investment income............................      0.23(a)       0.51     0.52    0.50     0.51    0.53
 Net realized and unrealized gains (losses) on
   investments....................................     (0.33)(a)      0.68     0.05   (0.76)    0.74    0.21
                                                      ------        ------  -------  ------   ------  ------
 Total from Investment Activities.................     (0.10)         1.19     0.57   (0.26)    1.25    0.74
                                                      ------        ------  -------  ------   ------  ------
Dividends
 Net investment income............................     (0.24)        (0.52)   (0.53)  (0.50)   (0.52)  (0.53)
 Net realized gains...............................        --            --    (0.02)  (0.11)      --      --
 In excess of net realized gains..................        --            --    (0.01)     --       --      --
                                                      ------        ------  -------  ------   ------  ------
 Total Dividends..................................     (0.24)        (0.52)   (0.56)  (0.61)   (0.52)  (0.53)
                                                      ------        ------  -------  ------   ------  ------
Net Asset Value, End of Period....................    $10.04        $10.38  $  9.71  $ 9.70   $10.57  $ 9.84
                                                      ======        ======  =======  ======   ======  ======
Total Return (excludes sales charge)..............     (0.95)%(b)    12.53%    6.09%  (2.49)%  13.07%   7.93%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................    $4,956        $4,450  $ 2,579  $3,308   $4,562  $4,211
Ratio of expenses to average net assets...........      1.20%(c)      1.11%    1.08%   1.08%    1.09%   1.12%
Ratio of net investment income to average net
 assets...........................................      4.54%(a)(c)   5.12%    5.46%   5.00%    5.10%   5.49%
Ratio of expenses to average net assets*..........      1.55%(c)      1.46%    1.43%   1.43%    1.44%   1.47%
Portfolio turnover (d)............................     31.40%        84.76%  103.41%  73.46%   60.98%  62.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Without the adoption of the charge in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, these amounts would have been:

                    Net investment income........... $ 0.25
                    Net realized and unrealized gain
                     (loss)......................... $(0.35)
                    Net investment income ratio.....   4.72%

(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund


 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                             For the Six
                                                             Months Ended         For the Year Ended September 30,
                                                              March 31,       ----------------------------------------
                                                                 2002          2001     2000     1999    1998    1997
                                                             ------------     ------  -------  ------   ------  ------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $10.35        $ 9.69  $  9.68  $10.54   $ 9.81  $ 9.60
                                                                ------        ------  -------  ------   ------  ------
Investment Activities
  Net investment income.....................................      0.19(a)       0.45     0.45    0.43     0.43    0.46
  Net realized and unrealized gains (losses) on investments.     (0.33)(a)      0.65     0.04   (0.75)    0.74    0.21
                                                                ------        ------  -------  ------   ------  ------
  Total from Investment Activities..........................     (0.14)         1.10     0.49   (0.32)    1.17    0.67
                                                                ------        ------  -------  ------   ------  ------
Dividends
  Net investment income.....................................     (0.20)        (0.44)   (0.45)  (0.43)   (0.44)  (0.46)
  Net realized gains........................................        --            --    (0.02)  (0.11)      --      --
  In excess of net realized gains...........................        --            --    (0.01)     --       --      --
                                                                ------        ------  -------  ------   ------  ------
  Total Dividends...........................................     (0.20)        (0.44)   (0.48)  (0.54)   (0.44)  (0.46)
                                                                ------        ------  -------  ------   ------  ------
Net Asset Value, End of Period..............................    $10.01        $10.35  $  9.69  $ 9.68   $10.54  $ 9.81
                                                                ======        ======  =======  ======   ======  ======
Total Return (excludes redemption charge)...................     (1.33)%(b)    11.61%    5.31%  (3.13)%  12.26%   7.14%

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $4,306        $4,310  $ 2,329  $2,679   $1,314  $  623
Ratio of expenses to average net assets.....................      1.95%(c)      1.86%    1.83%   1.83%    1.84%   1.87%
Ratio of net investment income to average net assets........      3.79%(a)(c)   4.38%    4.71%   4.28%    4.34%   4.74%
Ratio of expenses to average net assets*....................      2.05%(c)      1.96%    1.93%   1.93%    1.94%   1.97%
Portfolio turnover (d)......................................     31.40%        84.76%  103.41%  73.46%   60.98%  62.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principal Note located in the Notes to the Financial Statements, these amounts would have been:

                    Net investment income........... $ 0.21
                    Net realized and unrealized gain
                     (loss)......................... $(0.35)
                    Net investment income ratio.....   3.97%

(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund


 Financial Highlights, Class C Shares
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the Six       February 1,
                                                   Months Ended        2001 to
                                                    March 31,       September 30,
                                                       2002            2001(a)
                                                   ------------     -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............    $10.35           $10.10
                                                      ------           ------
Investment Activities
 Net investment income............................      0.17(b)          0.35
 Net realized and unrealized gains (losses) on
   investments....................................     (0.30)(b)         0.25
                                                      ------           ------
 Total from Investment Activities.................     (0.13)            0.60
                                                      ------           ------
Dividends
 Net investment income............................     (0.20)           (0.35)
                                                      ------           ------
 Total Dividends..................................     (0.20)           (0.35)
                                                      ------           ------
Net Asset Value, End of Period....................    $10.02           $10.35
                                                      ======           ======
Total Return (excludes redemption charge).........     (1.24)%(c)        6.01%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................    $  398           $   40
Ratio of expenses to average net assets...........      1.91%(d)         1.98%(d)
Ratio of net investment income to average net
 assets...........................................      3.87%(b)(d)      4.26%(d)
Ratio of expenses to average net assets*..........      2.01%(d)         2.05%(d)
Portfolio turnover (e)............................     31.40%           84.76%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, these amounts would have been:

                     Net investment income......... $ 0.19
                     Net realized and unrealized
                      gain (loss).................. $(0.32)
                     Net investment income ratio...   4.05%

(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund



 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                              For the Six
                                                              Months Ended              For the Year Ended September 30,
                                                               March 31,       -------------------------------------------------
                                                                  2002           2001      2000       1999      1998      1997
                                                             ------------      --------  --------  --------   --------  --------
                                                              (Unaudited)
Net Asset Value, Beginning of Period........................   $  10.39        $   9.73  $   9.72  $  10.59   $   9.85  $   9.64
                                                               --------        --------  --------  --------   --------  --------
Investment Activities
  Net investment income.....................................       0.25(a)         0.54      0.55      0.53       0.54      0.56
  Net realized and unrealized gains (losses) on investments.      (0.33)(a)        0.66      0.04     (0.76)      0.75      0.21
                                                               --------        --------  --------  --------   --------  --------
  Total from Investment Activities..........................      (0.08)           1.20      0.59     (0.23)      1.29      0.77
                                                               --------        --------  --------  --------   --------  --------
Dividends
  Net investment income.....................................      (0.26)          (0.54)    (0.55)    (0.53)     (0.55)    (0.56)
  Net realized gains........................................         --              --     (0.02)    (0.11)        --        --
  In excess of net realized gains...........................         --           (0.01)    (0.01)       --         --        --
                                                               --------        --------  --------  --------   --------  --------
  Total Dividends...........................................      (0.26)          (0.54)    (0.58)    (0.64)     (0.55)    (0.56)
                                                               --------        --------  --------  --------   --------  --------
Net Asset Value, End of Period..............................   $  10.05        $  10.39  $   9.73  $   9.72   $  10.59  $   9.85
                                                               ========        ========  ========  ========   ========  ========
Total Return................................................      (0.83)%(b)      12.68%     6.36%    (2.23)%    13.46%     8.20%

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................   $284,721        $279,046  $182,899  $213,417   $186,256  $142,545
Ratio of expenses to average net assets.....................       0.95%(c)        0.85%     0.83%     0.83%      0.84%     0.87%
Ratio of net investment income to average net assets........       4.79%(a)(c)     5.38%     5.71%     5.26%      5.35%     5.74%
Ratio of expenses to average net assets*....................       1.05%(c)        0.95%     0.93%     0.93%      0.94%     0.97%
Portfolio turnover (d)......................................      31.40%          84.76%   103.41%    73.46%     60.98%    62.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, these amounts would have been:

Net Investment Income...... $ 0.27
Net realized and unrealized
 gain (loss)............... $(0.35)
Net Investment income ratio $ 4.88%

(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



              See accompanying notes to the financial statements.

BB&T FUNDS                                    Schedule of Portfolio Investments
Intermediate Corporate Bond Fund                                 March 31, 2002
                                                                    (Unaudited)

 Corporate Bonds (88.9%)
                                                       Principal
                                                        Amount        Value
                                                      ------------ ------------
Building/Construction Products (2.4%)
Masco Corp., 6.00%, 5/3/04........................... $  1,000,000 $  1,011,879
Vulcan Materials Co., 5.75%, 4/1/04..................    2,000,000    2,047,632
                                                                   ------------
                                                                      3,059,511
                                                                   ------------
Technology (3.7%)
Computer Sciences Corp., 7.375%, 6/15/11.............    1,000,000    1,034,438
Dell Computer Corp., 6.55%, 4/15/08..................    1,420,000    1,422,722
IBM Corp., 8.375%, 11/1/19...........................    2,000,000    2,304,534
                                                                   ------------
                                                                      4,761,694
                                                                   ------------
Aerospace/Defense (1.7%)
Lockheed Martin Corp., 7.25%, 5/15/06................    2,000,000    2,099,430
                                                                   ------------
Banking & Financial Services (34.2%)
AIG SunAmerica Global Financial, 5.85%, 8/1/08 (b)...    3,000,000    2,966,526
Athena Neuro Financial LLC, 7.25%, 2/21/08...........    2,000,000    1,593,576
Bank of America Corp., 7.40%, 1/15/11................    2,000,000    2,111,876
Bank of New York, 7.30%, 12/1/09.....................    2,000,000    2,113,516
Cit Group, Inc., 7.375%, 4/2/07......................    1,000,000      998,020
Citigroup, Inc., 6.00%, 2/21/12......................    1,000,000      965,775
Dun & Bradstreet Corp., 6.625%, 3/15/06 (b)..........    2,000,000    2,006,932
Erac USA Finance Co., 7.35%, 6/15/08 (b).............    2,000,000    2,038,078
Fidelity Investment Corp., 7.57%, 6/15/29 (b)........    2,000,000    2,099,030
Ford Motor Credit Co., 6.50%, 1/25/07................    2,000,000    1,940,232
General Electric Capital Corp., 5.00%, 2/15/07.......    2,000,000    1,948,664
General Motors Acceptance Corp., 6.125%, 9/15/06.....    2,000,000    1,979,674
Household Finance Corp., 6.50%, 11/15/08.............    1,000,000      971,492
Key Bank NA, 7.00%, 2/1/11...........................    1,000,000    1,010,280
Legg Mason, Inc., 6.75%, 7/2/08......................    2,000,000    2,013,798
Lehman Brothers Holdings, Inc., 6.625%, 1/18/12......    1,000,000      981,418
Manufacturers & Traders Trust Co., 8.00%, 10/1/10....    2,000,000    2,164,074
Morgan Stanley Dean Witter, 6.75%, 4/15/11...........    2,000,000    2,005,372
Radian Group, Inc., 7.75%, 6/1/11....................    2,000,000    2,066,094

 Corporate Bonds, continued
                                                        Principal
                                                         Amount       Value
                                                       ----------- ------------
Banking & Financial Services (continued)
State Street Corp., 7.65%, 6/15/10.................... $ 2,000,000 $  2,173,628
Synovus Financial, 7.25%, 12/15/05....................   3,000,000    3,167,084
Washington Mutual, Inc., 7.50%, 8/15/06...............   2,000,000    2,120,632
Wells Fargo Bank, 6.45%, 2/1/11.......................   2,000,000    2,003,844
                                                                   ------------
                                                                     43,439,615
                                                                   ------------
Food Processing (4.7%)
ConAgra, 6.00%, 9/15/06...............................   1,000,000    1,001,696
HJ Heinz Finance Co., 6.00%, 3/15/12 (b)..............   1,000,000      956,792
Kraft Foods, Inc., 4.625%, 11/1/06....................   2,000,000    1,930,644
Tyson Foods, Inc., 7.25%, 10/1/06.....................   2,000,000    2,045,012
                                                                   ------------
                                                                      5,934,144
                                                                   ------------
Health Care (2.4%)
Wellpoint Health Network, 6.375%, 6/15/06.............   3,000,000    3,042,450
                                                                   ------------
Insurance (2.5%)
Ace Ltd., 6.00%, 4/1/07...............................   1,000,000      996,324
John Hancock Global Funding, 7.90%, 7/2/10 (b)........   2,000,000    2,182,172
                                                                   ------------
                                                                      3,178,496
                                                                   ------------
Media (3.1%)
AOL Time Warner, Inc., 7.625%, 4/15/31................   2,000,000    1,990,698
Comcast Cable Communications Corp., 6.875%, 6/15/09...   2,000,000    1,980,972
                                                                   ------------
                                                                      3,971,670
                                                                   ------------
Oil & Gas (7.2%)
Conoco, Inc., 6.95%, 4/15/29..........................   2,000,000    1,995,286
Enterprise Products Partners LP, 7.50%, 2/1/11........   3,000,000    3,026,283
Marathon Oil, 6.80%, 3/15/32..........................   1,000,000      937,898
Phillips Petroleum Co., 8.50%, 5/25/05................   1,000,000    1,094,565
Transocean Sedco Forex, 6.50%, 4/15/03................   2,000,000    2,045,058
                                                                   ------------
                                                                      9,099,090
                                                                   ------------
Paper Products (0.8%)
Meadwestvaco Corp., 6.85%, 4/1/12.....................   1,000,000      993,380
                                                                   ------------
Pharmaceuticals (3.2%)
Abbott Laboratories, 5.125%, 7/1/04...................   2,000,000    2,040,544
Cardinal Health, Inc., 4.45%, 6/30/05.................   2,000,000    1,982,976
                                                                   ------------
                                                                      4,023,520
                                                                   ------------

                                   Continued

       BB&T FUNDS                       Schedule of Portfolio Investments
       Intermediate Corporate Bond Fund                    March 31, 2002
                                                              (Unaudited)

             Corporate Bonds, continued
                                           Principal
                                            Amount        Value
                                          ------------ ------------
            Pipelines (1.6%)
            El Paso Corp.,
             7.75%, 1/15/32.............. $  1,000,000 $    967,172
            El Paso Natural Gas,
             6.75%, 11/15/03.............    1,000,000    1,012,961
                                                       ------------
                                                          1,980,133
                                                       ------------
            Real Estate Investment Trust
             (1.6%)
            Spieker Properties, LP,
             7.25%, 5/1/09...............    2,000,000    2,036,712
                                                       ------------
            Refuse Systems (1.9%)
            Republic Services, Inc.,
             6.75%,8/15/11...............    2,500,000    2,463,818
                                                       ------------
            Retail (2.3%)
            Safeway, Inc.,
             7.25%, 2/1/31...............    2,000,000    2,005,696
            Wendy's International,
             6.25%,11/15/11..............    1,000,000      961,792
                                                       ------------
                                                          2,967,488
                                                       ------------
            Telecommunications (11.0%)
            AT&T Corp.,
             7.30%, 11/15/11 (b).........    1,000,000      962,572
            BellSouth Corp.,
             6.88%, 10/15/31.............    1,000,000      982,733
            Cingluar Wireless,
             6.50%, 12/15/11 (b).........      500,000      480,515
            SBC Communications, Inc.,
             6.13%, 2/15/08..............    1,000,000    1,009,703
            Sprint Capital Corp.,
             7.63%, 1/30/11..............    2,000,000    1,897,372
            Verizon Maryland, Inc.,
             6.13%, 3/1/12...............    2,000,000    1,898,132
            Verizon Wireless, Inc.,
             5.38%, 12/15/06.............    2,000,000    1,919,898
            Vodafone Airtouch PLC,
             7.75%, 2/15/10 (b)..........    2,000,000    2,137,882
            WorldCom, Inc.,
             6.50%, 5/15/04..............    3,000,000    2,699,370
                                                       ------------
                                                         13,988,177
                                                       ------------
            Utilities (4.6%)
            PSEG Energy Holdings,
             8.50%, 6/15/11..............    2,000,000    1,912,698
            Southern Co. Capital Funding,
             5.30%, 2/1/07...............    2,000,000    1,954,930
            Teco Energy, Inc.,
             7.20%, 5/1/11...............    2,000,000    2,039,204
                                                       ------------
                                                          5,906,832
                                                       ------------
            Total Corporate Bonds........               112,946,160
                                                       ------------

             US Government Agency (1.9%)
                                            Shares or
                                            Principal
                                             Amount       Value
                                            ---------- ------------
            Federal National Mortgage
             Association (1.9%)
            3.88%, 3/15/05................. $1,500,000 $  1,474,800
            5.00%, 1/15/07.................  1,000,000      985,918
                                                       ------------
            Total Federal National Mortgage
             Association...................               2,460,718
                                                       ------------
             Investment Companies (8.0%)
            Federated High Yield Fund......    868,877    5,135,065
            Federated Prime Cash Obligation
             Fund..........................  5,047,900    5,047,900
                                                       ------------
            Total Investment Companies.....              10,182,965
                                                       ------------
            Total Investments
             (Cost $126,379,469)
             (a) -- 98.8%..................             125,589,843
            Other assets in excess of
             liabilities -- 1.2%...........               1,539,932
                                                       ------------
            Net Assets -- 100.0%...........            $127,129,775
                                                       ============

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 1,450,546
                    Unrealized depreciation....  (2,240,172)
                                                -----------
                    Net unrealized depreciation $  (789,626)
                                                ===========

(b)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The board of trustees has deemed these securities to be liquid.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund


        Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
       Assets:
       Investments, at value (Cost $ 126,379,469).......... $125,589,843
       Interest and dividends receivable...................    2,112,427
       Receivable for capital shares issued................       57,905
       Receivable for investments sold.....................    1,972,538
       Prepaid and other expenses..........................       54,342
                                                            ------------
         Total Assets......................................  129,787,055
                                                            ------------
       Liabilities:
       Dividends payable...................................      607,529
       Payable for investments purchased...................    1,992,103
       Accrued expenses and other payables:
         Investment advisory fees..........................       50,138
         Administration fees...............................        4,359
         Distribution fees.................................        3,151
                                                            ------------
         Total Liabilities.................................    2,657,280
                                                            ------------
       Net Assets:
       Capital.............................................  128,219,079
       Undistributed net investment income.................      123,779
       Net realized losses on investments..................     (423,457)
       Net unrealized depreciation on investments..........     (789,626)
                                                            ------------
       Net Assets.......................................... $127,129,775
                                                            ============
       Net Assets
         Class A Shares.................................... $  1,136,233
         Class B Shares....................................    3,376,230
         Class C Shares....................................      197,695
         Trust Shares......................................  122,419,617
                                                            ------------
         Total............................................. $127,129,775
                                                            ============
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................      114,595
         Class B Shares....................................      340,256
         Class C Shares....................................       19,935
         Trust Shares......................................   12,344,088
                                                            ------------
         Total.............................................   12,818,874
                                                            ============
       Net asset value
         Class A Shares -- redemption price per share...... $       9.92
         Class B Shares -- offering price and redemption
          price per share*.................................         9.92
         Class C Shares -- offering price and redemption
          price per share*.................................         9.92
         Trust Shares -- offering and redemption price per
          share............................................         9.92
                                                            ============
       Maximum Sales Charge -- Class A Shares..............         5.75%
                                                            ============
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares.......... $      10.53
                                                            ============

* Redemption price per share varies by length of time shares are held.

        Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Interest............................................ $ 3,832,130
       Dividends...........................................     137,059
                                                            -----------
         Total Investment Income...........................   3,969,189
                                                            -----------
       Expenses:
       Investment advisory fees............................     371,612
       Administration fees.................................     154,838
       Distribution fees -- Class A Shares.................       2,545
       Distribution fees -- Class B Shares.................      14,090
       Distribution fees -- Class C Shares.................         431
       Custodian fees......................................       1,305
       Other...............................................       7,370
                                                            -----------
         Total expenses before waivers.....................     552,191
         Less expenses waived by the Investment Advisor....     (92,903)
         Less expenses waived by the Administrator and its
          affiliates.......................................      (1,272)
                                                            -----------
         Net Expenses......................................     458,016
                                                            -----------
       Net Investment Income...............................   3,511,173
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized losses on investments..................    (208,126)
       Change in unrealized appreciation/depreciation on
        investments........................................  (5,648,784)
                                                            -----------
       Net realized/unrealized losses on investments.......  (5,856,910)
                                                            -----------
       Change in net assets resulting from operations...... $(2,345,737)
                                                            -----------

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

  Statements of Changes in Net Assets
                                                    For the Six      For the
                                                    Months Ended   Year Ended
                                                     March 31,    September 30,
                                                        2002          2001
                                                    ------------  -------------
                                                    (Unaudited)
 From Investment Activities:
 Operations:
  Net investment income............................ $  3,511,173  $  6,566,733
  Net realized gains (losses) on investments.......     (208,126)    2,582,170
  Change in unrealized appreciation/depreciation
    on investments.................................   (5,648,784)    3,494,022
                                                    ------------  ------------
 Change in net assets resulting from operations....   (2,345,737)   12,642,925
                                                    ------------  ------------
 Dividends to Class A Shareholders:
  Net investment income............................      (28,164)      (16,561)
  Net realized gains from investments..............      (17,046)           --
 Dividends to Class B Shareholders:
  Net investment income............................      (67,365)      (27,192)
  Net realized gains from investments..............      (44,915)           --
 Dividends to Class C Shareholders:
  Net investment income............................       (2,091)         (107)
  Net realized gains from investments..............       (1,223)           --
 Dividends to Trust Class Shareholders:
  Net investment income............................   (3,453,829)   (6,522,876)
  Net realized gains from investments..............   (1,945,249)           --
                                                    ------------  ------------
 Change in net assets from shareholder dividends...   (5,559,882)   (6,566,736)
                                                    ------------  ------------
 Capital Transactions:
 Change in net assets from capital transactions....   12,262,148    27,289,184
                                                    ------------  ------------
 Change in net assets..............................    4,356,529    33,365,373
 Net Assets:
  Beginning of period..............................  122,773,246    89,407,873
                                                    ------------  ------------
  End of period.................................... $127,129,775  $122,773,246
                                                    ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Financial Highlights, Class A Shares
                                              For the Six       For the     December 2,
                                              Months Ended    Year Ended      1999 to
                                               March 31,     September 30, September 30,
                                                  2002           2001         2000(a)
                                              ------------   ------------- -------------
                                              (Unaudited)
Net Asset Value, Beginning of Period.........    $10.56        $   9.98      $  10.00
                                                 ------        --------      --------
Investment Activities
 Net investment income.......................      0.29            0.60          0.50
 Net realized and unrealized gains (losses)
   on investments............................     (0.47)           0.58         (0.02)
                                                 ------        --------      --------
 Total from Investment Activities............     (0.18)           1.18          0.48
                                                 ------        --------      --------
Dividends
 Net investment income.......................     (0.29)          (0.60)        (0.50)
 Net realized gains..........................     (0.17)             --            --
                                                 ------        --------      --------
 Total Dividends.............................     (0.46)          (0.60)        (0.50)
                                                 ------        --------      --------
Net Asset Value, End of Period...............    $ 9.92        $  10.56      $   9.98
                                                 ======        ========      ========
Total Return (excludes sales charge).........     (1.80)%(b)      12.10%         4.97%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..............    $1,136        $    426      $    236
Ratio of expenses to average net assets......      0.96%(c)        1.06%         1.03%(c)
Ratio of net investment income to average
 net assets..................................      5.41%(c)        5.76%         6.06%(c)
Ratio of expenses to average net assets*.....      1.36%(c)        1.45%         1.59%(c)
Portfolio turnover (d).......................     50.37%         142.35%       186.79%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund


 Financial Highlights, Class B Shares

                                                             For the Six       For the     December 2,
                                                             Months Ended    Year Ended      1999 to
                                                              March 31,     September 30, September 30,
                                                                 2002           2001         2000(a)
                                                             ------------   ------------- -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $10.57         $  9.98       $ 10.00
                                                                ------         -------       -------
Investment Activities
  Net investment income.....................................      0.25            0.52          0.44
  Net realized and unrealized gains (losses) on investments.     (0.48)           0.59         (0.02)
                                                                ------         -------       -------
  Total from Investment Activities..........................     (0.23)           1.11          0.42
                                                                ------         -------       -------
Dividends
  Net investment income.....................................     (0.25)          (0.52)        (0.44)
  Net realized gains........................................     (0.17)             --            --
                                                                ------         -------       -------
  Total Dividends...........................................     (0.42)          (0.52)        (0.44)
                                                                ------         -------       -------
Net Asset Value, End of Period..............................    $ 9.92         $ 10.57       $  9.98
                                                                ======         =======       =======
Total Return (excludes redemption charge)...................     (2.28)%(b)      11.41%         4.41%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $3,376         $ 1,976       $    70
Ratio of expenses to average net assets.....................      1.71%(c)        1.73%         1.75%(c)
Ratio of net investment income to average net assets........      4.67%(c)        4.95%         5.34%(c)
Ratio of expenses to average net assets*....................      1.86%(c)        1.90%         2.03%(c)
Portfolio turnover (d)......................................     50.37%         142.35%       186.79%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund


 Financial Highlights, Class C Shares

                                                   For the Six     February 1,
                                                   Months Ended      2001 to
                                                    March 31,     September 30,
                                                       2002          2001(a)
                                                   ------------   -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............    $10.56          $10.39
                                                      ------         -------
Investment Activities
  Net investment income...........................      0.26(b)         0.35
  Net realized and unrealized gains (losses) on
   investments....................................     (0.46)           0.17
                                                      ------         -------
  Total from Investment Activities................     (0.20)           0.52
                                                      ------         -------
Dividends
  Net investment income...........................     (0.27)          (0.35)
  Net realized gains..............................     (0.17)
                                                      ------         -------
  Total Dividends.................................     (0.44)          (0.35)
                                                      ------         -------
Net Asset Value, End of Period....................    $ 9.92          $10.56
                                                      ======         =======
Total Return (excludes redemption charge).........     (2.00)%(c)       5.07%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................    $  198         $    11
Ratio of expenses to average net assets...........      1.72%(d)        1.71%(d)
Ratio of net investment income to average net
  assets..........................................      4.59%(d)        4.94%(d)
Ratio of expenses to average net assets*..........      1.87%(d)        1.85%(d)
Portfolio turnover (e)............................     50.37%         142.35%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Per share net investment income has been calculated using the daily average share method.
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund


 Financial Highlights, Trust Shares

                                                             For the Six        For the     December 2,
                                                             Months Ended     Year Ended      1999 to
                                                              March 31,      September 30, September 30,
                                                                 2002            2001         2000(a)
                                                             ------------    ------------- -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................   $  10.56        $   9.98       $ 10.00
                                                               --------        --------       -------
Investment Activities
  Net investment income.....................................       0.30            0.62          0.51
  Net realized and unrealized gains (losses) on investments.      (0.47)           0.58         (0.02)
                                                               --------        --------       -------
  Total from Investment Activities..........................      (0.17)           1.20          0.49
                                                               --------        --------       -------
Dividends
  Net investment income.....................................      (0.30)          (0.62)        (0.51)
  Net realized gains........................................      (0.17)             --            --
                                                               --------        --------       -------
  Total Dividends...........................................      (0.47)          (0.62)        (0.51)
                                                               --------        --------       -------
Net Asset Value, End of Period..............................   $   9.92        $  10.56       $  9.98
                                                               ========        ========       =======
Total Return................................................      (1.72)%(b)      12.34%         5.13%(b)

Ratios/Supplementary Data:
Net Assets At End of Period (000)...........................   $122,420        $120,361       $89,101
Ratio of expenses to average net assets.....................       0.71%(c)        0.81%         0.75%(c)
Ratio of net investment income to average net assets........       5.69%(c)        6.03%         6.30%(c)
Ratio of expenses to average net assets*....................       0.86%(c)        0.96%         1.09%(c)
Portfolio turnover (d)......................................      50.37%         142.35%       186.79%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

  BB&T FUNDS                                Schedule of Portfolio Investments
  North Carolina Intermediate Tax-Free Fund                    March 31, 2002
                                                                  (Unaudited)

          Municipal Bonds (96.1%)
                                                Principal
                                                 Amount       Value
                                                ---------- ------------
         Education Bonds (1.1%)
         Johnston County, North Carolina,
          School & Museum Project, 5.50%,
          8/1/10, Callable 8/1/09 @ 101,
          FSA.................................. $1,000,000 $  1,072,970
                                                           ------------
         General Obligation Bonds (55.4%)
         Bladen County, North Carolina,
          5.60%, 5/1/13, Callable 5/1/10 @
          101.5, FSA...........................  1,150,000    1,235,457
         Buncombe County, North Carolina,
          5.10%, 3/1/07........................  1,000,000    1,048,700
         Buncombe County, North Carolina,
          Certificate of Participation, 5.00%,
          12/1/05, AMBAC.......................  1,000,000    1,046,270
         Buncombe County, North Carolina,
          Series B, 5.00%, 12/1/11, Callable
          12/1/10 @ 100.5......................  1,000,000    1,043,600
         Cabarrus County, North Carolina,
          5.30%, 2/1/11, Callable 2/1/07 @
          102, MBIA............................  1,000,000    1,050,970
         Charlotte, North Carolina,
          5.00%, 6/1/05........................  1,090,000    1,141,448
         Charlotte, North Carolina,
          5.50%, 6/1/09........................  1,460,000    1,572,683
         Charlotte, North Carolina, Certificate
          of Participation, 5.25%, 3/1/04......  2,395,000    2,491,686
         Charlotte, North Carolina, Water &
          Sewer, 4.75%, 2/1/05.................  1,000,000    1,036,700
         Cleveland County, North Carolina,
          5.10%, 6/1/08, Callable 6/1/03 @
          102, FGIC............................  2,680,000    2,759,516
         Cumberland County, North Carolina,
          5.50%, 3/1/09........................  1,055,000    1,130,749
         Forsyth County, North Carolina,
          Certificate of Participation,
          5.00%, 10/1/06.......................  1,000,000    1,045,070
         Gaston County, North Carolina,
          5.50%, 5/1/09, Callable 5/1/07 @
          101, FGIC............................  1,000,000    1,067,340
         Guilford County, North Carolina,
          5.25%, 10/1/15, Callable 10/1/10 @
          102..................................  2,000,000    2,086,680
         High Point, North Carolina, Public
          Improvement, Series B,
          5.40%, 6/1/07........................  1,350,000    1,435,280
         High Point, North Carolina, Public
          Improvement, Series B,
          5.40%, 6/1/08........................  1,350,000    1,441,773
         Johnston County, North Carolina,
          5.50%, 3/1/12, Callable 3/1/10 @
          101, FGIC,...........................  1,000,000    1,067,520
         Mecklenburg County, North Carolina,
          5.00%, 4/1/07........................  3,000,000    3,139,079
         Mecklenburg County, North Carolina,
          5.00%, 4/1/09........................  2,000,000    2,091,320
         Mecklenburg County, North Carolina,
          Public Improvement, Series B,
          5.00%, 2/1/04........................  2,000,000    2,074,720

          Municipal Bonds, continued
                                                Principal
                                                 Amount       Value
                                                ---------- -----------
         General Obligation Bonds, (continued)
         Mecklenburg County, North Carolina,
          Public Improvement, Series A,
          5.00%, 2/1/06........................ $2,000,000 $ 2,093,680
         New Hanover County, North Carolina,
          Public Improvement,
          5.30%, 11/1/08.......................  1,500,000   1,597,635
         North Carolina State, Series A,
          5.10%, 3/1/05........................  1,500,000   1,570,950
         North Carolina State, 4.75%, 4/1/08...  3,000,000   3,101,279
         North Carolina State, 5.10%, 6/1/08,
          Callable 6/1/06 @ 101................  2,000,000   2,092,020
         North Carolina State, 5.10%, 6/1/09,
          Callable 6/1/06 @ 101.5..............  1,000,000   1,045,120
         North Carolina State Clean Water,
          Series A, 5.20%, 6/1/15..............  1,525,000   1,568,447
         North Carolina State, Public
          Improvement, Series A,
          5.25%, 3/1/07........................  2,000,000   2,112,520
         Orange County, North Carolina, Public
          Improvement, 5.25%, 4/1/07...........  1,300,000   1,373,086
         Orange County, North Carolina, Public
          Improvement, 5.25%, 4/1/08...........  1,300,000   1,376,063
         Randolph County, North Carolina,
          Certificate of Participation,
          5.20%, 6/1/09, FSA...................  1,000,000   1,052,470
         Randolph County, North Carolina,
          Certificate of Participation, 5.30%,
          6/1/13, Callable 6/1/09 @ 101,
          FSA..................................  1,750,000   1,819,755
         Wake County, North Carolina, 5.30%,
          2/1/11, Callable 2/1/10 @ 100.5......  1,000,000   1,062,260
         Wake County, North Carolina, Public
          Improvement, 4.50%, 3/1/04...........  1,500,000   1,544,310
         Wake County, North Carolina, Series B,
          4.50%, 2/1/08........................  1,000,000   1,020,020
         Winston Salem, North Carolina, Series
          C, 4.75%, 6/1/10.....................  1,105,000   1,135,841
                                                           -----------
                                                            57,644,987
                                                           -----------
         Health Care Bonds (19.1%)
         Cumberland County, North Carolina,
          Hospital Facilities, 5.25%, 10/1/10,
          Callable 10/1/09 @ 101...............  1,035,000   1,052,750
         New Hanover County, North Carolina,
          Regional Medical Center Project,
          5.25%, 10/1/12, Callable 10/1/09 @
          101..................................  1,000,000   1,041,510
         North Carolina Medical Care
          Community Health, 5.00%,
          10/1/08..............................  1,675,000   1,721,800
         North Carolina Medical Care
          Community Hospital, 4.60%,
          8/15/07..............................  1,795,000   1,741,635
         North Carolina Medical Care
          Community Hospital, 5.50%,
          2/15/15, Callable 2/15/06 @ 102......  1,980,000   2,004,631

                                   Continued

  BB&T FUNDS                                Schedule of Portfolio Investments
  North Carolina Intermediate Tax-Free Fund                    March 31, 2002
                                                                  (Unaudited)

          Municipal Bonds, continued
                                                 Principal
                                                  Amount       Value
                                                 ---------- -----------
         Health Care Bonds, continued
         North Carolina Medical Care
          Community Hospital, Gaston Health
          Care,
          4.63%, 2/15/07........................ $1,100,000 $ 1,110,230
         North Carolina Medical Care
          Community Hospital, Pitt County
          Memorial Hospital, Series A,
          5.00%, 12/1/07........................  1,600,000   1,648,304
         North Carolina Medical Care Hospital,
          5.40%, 2/15/11........................    525,000     538,508
         North Carolina Medical Care, Common
          Health Care Revenue, Series A,
          5.25%, 12/1/10, Callable 12/1/08 @
          101...................................  1,220,000   1,265,506
         North Carolina Medical Care, Common
          Health Revenue, 5.25%, 5/1/09,
          Callable 5/1/07 @ 100.................  1,325,000   1,358,801
         Pitt County, North Carolina, Memorial
          Hospital Revenue, 5.50%, 12/1/15,
          Callable 12/1/05 @ 102................  2,895,000   2,993,372
         Wake County, North Carolina, Hospital
          Revenue, 5.13%, 10/1/13...............  2,950,000   3,087,175
                                                            -----------
                                                             19,564,222
                                                            -----------
         Transportation Bonds (1.5%)
         Piedmont, North Carolina, Triad Airport
          Authority, Series A, 6.38%, 7/1/16,
          Callable 7/1/09 @ 101, FSA............  1,385,000   1,531,270
                                                            -----------
         Utility Bonds (19.0%)
         Durham, North Carolina, Water & Sewer
          Utility Systems, 5.00%, 6/1/12........  1,000,000   1,029,690
         Gastonia, North Carolina, Utilities
          System, 5.00%, 5/1/10, MBIA...........  1,000,000   1,037,680
         Greenville, North Carolina, Enterprise
          Systems, 5.50%, 9/1/10, FSA...........  1,455,000   1,559,193
         Guilford County, North Carolina, Water
          & Sewer, Series A, 5.00%, 10/1/07.....  3,210,000   3,360,003
         Guilford County, North Carolina, Water
          & Sewer, Series A, 5.00%, 10/1/09.....  2,500,000   2,621,075
         North Carolina Eastern Municipal
          Power, Series A, 5.00%, 1/1/17........  2,205,000   2,218,010
         North Carolina Eastern Municipal Power
          Systems, 6.40%, 1/1/21................  1,055,000   1,203,628
         North Carolina, Municipal Power
          Agency, No. 1, Catawba Electric
          Revenue, 5.50%, 1/1/13, AMBAC.........  2,115,000   2,268,718
         North Carolina, Municipal Power
          Agency, No. 1, Catawba Electric
          Revenue, 5.50%, 1/1/13................  1,610,000   1,727,015
         Wake County, North Carolina, Waste
          Management Project, 5.00%,
          2/1/05................................  2,340,000   2,439,005
                                                            -----------
                                                             19,464,017
                                                            -----------
         Total Municipal Bonds..................             98,204,496
                                                            -----------

         Investment Company (2.8%)
                                                  Shares      Value
                                                 --------- ------------
        PNC North Carolina Blackrock Fund....... 2,856,978    2,856,978
                                                           ------------
        Total Investment Company................              2,856,978
                                                           ------------
        Total Investments
        (Cost $99,001,068)(a) -- 98.9%..........            101,061,474
        Other assets in excess of liabilities --
         1.1%...................................              1,124,792
                                                           ------------
        Net Assets -- 100.0%....................           $102,186,266
                                                           ------------

--------
(a)Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $2,390,395
                    Unrealized depreciation....   (329,989)
                                                ----------
                    Net unrealized appreciation $2,060,406
                                                ==========

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation. FSA -- Insured by Financial Security Assurance.
MBIA -- Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund


        Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
       Assets:
       Investments, at value (Cost $ 99,001,068)........... $101,061,474
       Interest and dividends receivable...................    1,514,930
       Receivable for capital shares issued................        9,888
       Prepaid and other expenses..........................        2,249
                                                            ------------
         Total Assets......................................  102,588,541
                                                            ------------
       Liabilities:
       Dividends payable...................................      318,915
       Accrued expenses and other payables:
         Investment advisory fees..........................       43,444
         Administration fees...............................        2,799
         Distribution fees.................................        2,404
         Other.............................................       34,713
                                                            ------------
         Total Liabilities.................................      402,275
                                                            ------------
       Net Assets:
       Capital.............................................   99,909,045
       Undistributed net investment income.................       61,870
       Net realized gains on investments...................      154,945
       Net unrealized appreciation on investments..........    2,060,406
                                                            ------------
         Net Assets........................................ $102,186,266
                                                            ============
       Net Assets
         Class A Shares.................................... $ 18,956,963
         Trust Shares......................................   83,229,303
                                                            ------------
         Total............................................. $102,186,266
                                                            ============
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................    1,854,427
         Trust Shares......................................    8,140,648
                                                            ------------
         Total.............................................    9,995,075
                                                            ============
       Net asset value
         Class A Shares -- redemption price per share...... $      10.22
         Trust Shares -- offering and redemption price per
          share............................................        10.22
                                                            ============
       Maximum Sales Charge -- Class A Shares..............         3.00%
                                                            ============
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares.......... $      10.54
                                                            ============

        Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Interest............................................ $ 2,277,811
       Dividend............................................      19,164
                                                            -----------
         Total Investment Income...........................   2,296,975
                                                            -----------
       Expenses:
       Investment advisory fees............................     313,168
       Administration fees.................................     130,486
       Distribution fees -- Class A Shares.................      47,539
       Custodian fees......................................      14,950
       Other...............................................      37,564
                                                            -----------
         Total expenses before waivers.....................     543,707
         Less expenses waived by the Investment Advisor....     (52,194)
         Less expenses waived by the Administrator and its
          affiliates.......................................     (59,375)
                                                            -----------
         Net Expenses......................................     432,138
                                                            -----------
       Net Investment Income...............................   1,864,837
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized gains on investments...................     155,742
       Change in unrealized appreciation/depreciation on
        investments........................................  (2,682,096)
                                                            -----------
       Net realized/unrealized losses on investments.......  (2,526,354)
                                                            -----------
       Change in net assets resulting from operations...... $  (661,517)
                                                            ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund

 Statements of Changes in Net Assets

                                                                 For the Six      For the
                                                                 Months Ended   Year Ended
                                                                  March 31,    September 30,
                                                                     2002          2001
                                                                 ------------  -------------
                                                                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income......................................... $  1,864,837  $  3,713,832
  Net realized gains on investments.............................      155,742     1,911,932
  Change in unrealized appreciation/depreciation on investments.   (2,682,096)    3,482,977
                                                                 ------------  ------------
Change in net assets resulting from operations..................     (661,517)    9,108,741
                                                                 ------------  ------------
Dividends to Class A Shareholders:
  Net investment income.........................................     (326,956)     (511,927)
  Net realized gains from investments...........................     (152,558)           --
Dividends to Trust Class Shareholders:
  Net investment income.........................................   (1,531,290)   (3,201,921)
  Net realized gains from investments...........................     (701,942)           --
                                                                 ------------  ------------
Change in net assets from shareholder dividends.................   (2,712,746)   (3,713,848)
                                                                 ------------  ------------
Capital Transactions:
Change in net assets from capital transactions..................   (3,837,042)   11,089,966
                                                                 ------------  ------------
Change in net assets............................................   (7,211,305)   16,484,859
Net Assets:
  Beginning of period...........................................  109,397,571    92,912,712
                                                                 ------------  ------------
  End of period................................................. $102,186,266  $109,397,571
                                                                 ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund


 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                   For the Six
                                                   Months Ended         For the year ended September 30,
                                                    March 31,     -------------------------------------------
                                                       2002         2001     2000     1999      1998    1997
                                                   ------------   -------  -------  -------   -------  ------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $ 10.54      $  9.97  $  9.89  $ 10.52   $ 10.27  $10.05
                                                     -------      -------  -------  -------   -------  ------
Investment Activities
 Net investment income............................      0.19         0.38     0.40     0.40      0.42    0.40
 Net realized and unrealized gains (losses) on
   investments....................................     (0.25)        0.57     0.08    (0.56)     0.25    0.22
                                                     -------      -------  -------  -------   -------  ------
Total from Investment Activities..................     (0.06)        0.95     0.48    (0.16)     0.67    0.62
                                                     -------      -------  -------  -------   -------  ------
Dividends
 Net investment income............................     (0.18)       (0.38)   (0.40)   (0.40)    (0.42)  (0.40)
 Net realized gains...............................     (0.08)          --       --    (0.05)       --      --
 In excess of net realized gains..................        --           --       --    (0.02)       --      --
                                                     -------      -------  -------  -------   -------  ------
 Total Dividends..................................     (0.26)       (0.38)   (0.40)   (0.47)    (0.42)  (0.40)
                                                     -------      -------  -------  -------   -------  ------
Net Asset Value, End of Period....................   $ 10.22      $ 10.54  $  9.97  $  9.89   $ 10.52  $10.27
                                                     =======      =======  =======  =======   =======  ======
Total Return (excludes sales charge)..............     (0.56)%(a)    9.69%    5.04%   (1.53)%    6.63%   6.28%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................   $18,957      $18,718  $11,403  $13,677   $11,592  $9,419
Ratio of expenses to average net assets...........      0.95%(b)     0.93%    0.95%    0.95 %    0.96%   1.00%
Ratio of net investment income to average net
 assets...........................................      3.45%(b)     3.66%    4.12%    3.95 %    4.03%   3.94%
Ratio of expenses to average net assets*..........      1.45%(b)     1.43%    1.46%    1.47 %    1.48%   1.50%
Portfolio turnover (c)............................     10.62%       47.35%   80.33%   39.70 %   32.63%  16.98%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund


 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                    For the Six
                                    Months Ended         For the year ended September 30,
                                     March 31,     --------------------------------------------
                                        2002         2001     2000     1999      1998     1997
                                    ------------   -------  -------  -------   -------  -------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period............................   $ 10.54      $  9.98  $  9.89  $ 10.53   $ 10.27  $ 10.05
                                      -------      -------  -------  -------   -------  -------
Investment Activities
 Net investment income.............      0.20         0.40     0.42     0.42      0.43     0.41
 Net realized and unrealized gains
   (losses) on investments.........     (0.25)        0.56     0.09    (0.57)     0.26     0.22
                                      -------      -------  -------  -------   -------  -------
 Total from Investment Activities..     (0.05)        0.96     0.51    (0.15)     0.69     0.63
                                      -------      -------  -------  -------   -------  -------
Dividends
 Net investment income.............     (0.19)       (0.40)   (0.42)   (0.42)    (0.43)   (0.41)
 Net realized gains................     (0.08)          --       --    (0.05)       --       --
 In excess of net realized gains...        --           --       --    (0.02)       --       --
                                      -------      -------  -------  -------   -------  -------
 Total Dividends...................     (0.27)       (0.40)   (0.42)   (0.49)    (0.43)   (0.41)
                                      -------      -------  -------  -------   -------  -------
Net Asset Value, End of Period.....   $ 10.22      $ 10.54  $  9.98  $  9.89   $ 10.53  $ 10.27
                                      =======      =======  =======  =======   =======  =======
Total Return.......................     (0.49)%(a)    9.73%    5.31%   (1.47)%    6.90%    6.43%

Ratios/Supplementary Data:
Net Assets, End of Period (000)....   $83,229      $90,679  $81,510  $70,430   $73,454  $61,120
Ratio of expenses to average net
 assets............................      0.80%(b)     0.79%    0.80%    0.80%     0.81%    0.85%
Ratio of net investment income to
 average net assets................      3.60%(b)     3.84%    4.27%    4.09%     4.18%    4.13%
Ratio of expenses to average net
 assets*...........................      0.95%(b)     0.93%    0.96%    0.98%     0.98%    1.00%
Portfolio turnover (c).............     10.62%       47.35%   80.33%   39.70%    32.63%   16.98%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.
(c)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

  BB&T FUNDS                                Schedule of Portfolio Investments
  South Carolina Intermediate Tax-Free Fund                    March 31, 2002
                                                                  (Unaudited)

         Municipal Bonds (93.9%)
                                                   Principal
                                                    Amount     Value
                                                   --------- ----------
        Education Bonds (28.7%)
        Beaufort County, South Carolina, School
         District, Series C, 5.00%, 3/1/09........ $500,000  $  522,580
        Berkeley County, South Carolina, School
         District, 5.38%, 4/1/09, Callable 4/1/08
         @ 102, SCSDE.............................  750,000     801,142
        Berkeley County, South Carolina, School
         District, 5.38%, 4/1/10, Callable 4/1/08
         @ 102, SCSDE.............................  500,000     534,690
        Georgetown County, South Carolina,
         School District, 5.50%, 3/1/08,
         SCSDE....................................  500,000     536,205
        Lancaster County, South Carolina, School
         District, 5.00%, 3/1/11, Callable 3/1/10
         @ 101, SCSDE.............................  500,000     518,190
        Lexington & Richland Counties, South
         Carolina, School District, 5.15%, 3/1/07,
         MBIA, SCSDE..............................  500,000     524,545
        South Carolina, State School Facilities,
         Series A, 5.75%, 1/1/10..................  500,000     545,985
        Spartanburg County, South Carolina,
         School District, 5.25%, 5/1/10,
         SCSDE....................................  500,000     530,750
        York County, South Carolina, School
         District, Series A, 5.00%, 3/1/11,
         Callable 3/1/09 @ 101, SCSDE.............  500,000     519,300
        York County, South Carolina, School
         District, Series A, 5.80%, 3/1/13,
         Callable 3/1/09 @ 101, SCSDE, FSA........  500,000     538,065
                                                             ----------
                                                              5,571,452
                                                             ----------
        General Obligation Bonds (18.8%)
        Charleston County, South Carolina,
         Series B, 5.00%, 7/1/08..................  500,000     522,900
        Charleston County, South Carolina, School
         District, 5.00%, 2/1/11..................  500,000     519,520
        Horry County, South Carolina,
         7.00%, 3/1/05............................  500,000     548,280
        Horry County, South Carolina, School
         District, Series A, 5.00%, 3/1/11,
         SCSDE....................................  500,000     517,450
        Lexington County, South Carolina, 5.00%,
         2/1/14, Callable 2/1/12 @ 100, FGIC......  500,000     507,740
        Lexington County, South Carolina, 5.00%,
         2/1/15, Callable 2/1/12 @100, FGIC.......  500,000     503,060
        South Carolina, State Capital
         Improvements, 5.75%, 8/1/05..............  500,000     536,010
                                                             ----------
                                                              3,654,960
                                                             ----------
        Health Care Bonds (10.6%)
        Florence County, South Carolina, Regional
         Medical Center Project, 5.25%, 11/1/11,
         Callable 11/1/08 @ 102, MBIA.............  500,000     518,515
        Greenville, South Carolina, Hospital
         Systems, 5.25%, 5/1/06...................  500,000     519,035
        Medical University of South Carolina
         Facilities, 5.50%, 7/1/06................  485,000     503,188

          Municipal Bonds, continued
                                                Principal
                                                 Amount       Value
                                                ---------- -----------
         Health Care Bonds, continued
         South Carolina Development Authority
          Hospital Facilities, Anderson Area
          Medical Center, 5.50%, 2/1/11,
          Callable 2/1/09 @ 101................ $  500,000 $   526,175
                                                           -----------
                                                             2,066,913
                                                           -----------
         Pollution Control Bonds (5.4%)
         Charleston County, South Carolina,
          Solid Waste, 5.60%, 1/1/04,
          MBIA.................................    500,000     522,255
         Darlington County, South Carolina,
          Pollution Control, 6.60%, 11/1/10,
          MBIA.................................    500,000     527,325
                                                           -----------
                                                             1,049,580
                                                           -----------
         Transportation Bonds (3.8%)
         South Carolina, Transportation
          Infrastructure, 5.25%, 10/1/08,
          AMBAC................................    700,000     741,881
                                                           -----------
         Utility Bonds (26.6%)
         Charleston, South Carolina, Waterworks
          & Sewer, 5.13%, 1/1/12...............    375,000     390,611
         Columbia, South Carolina, Waterworks
          & Sewer Systems, 5.70%, 2/1/10.......    500,000     543,025
         Greenville, South Carolina, Sewer
          Systems, 4.60%, 4/1/15, Callable
          4/1/12 @ 100, MBIA...................    310,000     298,415
         Piedmont, South Carolina, Municipal
          Power Agency, 5.40%, 1/1/07,
          MBIA.................................  1,000,000   1,059,160
         Piedmont, South Carolina, Municipal
          Power Agency, 5.50%, 1/1/13,
          MBIA.................................    200,000     215,478
         South Carolina State Public Service,
          Series A, 5.50%, 1/1/09, MBIA........    500,000     534,225
         South Carolina State Public Service
          Authority, Series B, 5.00%, 1/1/09,
          FSA..................................    500,000     519,710
         Spartenburg, South Carolina, Water
          Works, 5.25%, 6/1/11, FSA............    500,000     527,900
         Western Carolina, Sewer Authority,
          5.25%, 3/1/10, FSA...................    500,000     527,815
         Winnsboro, South Carolina, Utility,
          5.25%, 8/15/14, MBIA.................    550,000     574,437
                                                           -----------
                                                             5,190,776
                                                           -----------
         Total South Carolina Municipal
          Bonds................................             18,275,562
                                                           -----------

                                   Continued

  BB&T FUNDS                                Schedule of Portfolio Investments
  South Carolina Intermediate Tax-Free Fund                    March 31, 2002
                                                                  (Unaudited)

             Investment Companies (5.4%)
                                                 Shares     Value
                                                 ------- -----------
            Federated Municipal Obligations Fund 243,341 $   243,341
                                                         -----------
            Federated Tax Exempt Money Market
             Fund............................... 813,669     813,669
                                                         -----------
            Total Investment Companies..........           1,057,010
                                                         -----------
            Total Investments
             (Cost $18,912,309)(a) -- 99.3%.....          19,332,572
            Other assets in excess of
             liabilities -- 0.7%................             145,158
                                                         -----------
            Net Assets -- 100.0%................         $19,477,730
                                                         ===========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                     Unrealized appreciation.... $484,347
                     Unrealized depreciation....  (64,084)
                                                 --------
                     Net unrealized appreciation $420,263
                                                 ========

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.
SCSDE -- South Carolina School District Enhancement.

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund



 Statement of Assets and Liabilities
                                                  March 31, 2002
                                                     (Unaudited)
Assets:
Investments, at value (Cost $18,912,309).........    $19,332,572
Interest and dividends receivable................        217,628
Prepaid expenses.................................            434
                                                     -----------
  Total Assets...................................     19,550,634
                                                     -----------
Liabilities:
Dividends payable................................         61,386
Accrued expenses and other payables:
  Investment advisory fees.......................          6,119
  Administration fees............................            400
  Distribution fees..............................            368
  Other..........................................          4,631
                                                     -----------
  Total Liabilities..............................         72,904
                                                     -----------
Net Assets:
Capital..........................................     19,188,786
Undistributed net investment income..............         14,002
Dividends in excess of net realized gains on
 investments.....................................       (145,321)
Net unrealized appreciation on investments.......        420,263
                                                     -----------
  Net Assets.....................................    $19,477,730
                                                     ===========
Net Assets
  Class A Shares.................................    $ 3,069,916
  Trust Shares...................................     16,407,814
                                                     -----------
  Total..........................................    $19,477,730
                                                     ===========
Outstanding units of beneficial interest (shares)
  Class A Shares.................................        300,332
  Trust Shares...................................      1,615,513
                                                     -----------
  Total..........................................      1,915,845
                                                     ===========
Net asset value
  Class A -- redemption price per share..........    $     10.22
  Trust Class -- offering and redemption price
   per share.....................................          10.16
                                                     ===========
Maximum Sales Charge -- Class A Shares...........           3.00%
                                                     ===========
Maximum Offering Price (100%/(100%-
 Maximum Sales Charge) of net asset value
 adjusted to the nearest cent) per share -- Class
 A Shares........................................    $     10.54
                                                     ===========

 Statement of Operations
                       For the Six Months Ended March 31, 2002
                                                   (Unaudited)
Investment Income:
Interest............................................ $ 404,012
Dividends...........................................     5,850
                                                     ---------
  Total Investment Income...........................   409,862
                                                     ---------
Expenses:
Investment advisory fees............................    55,141
Administration fees.................................    22,975
Distribution fees -- Class A Shares.................     6,672
Custodian fees......................................     2,312
Other...............................................     8,187
                                                     ---------
  Total expenses before waivers.....................    95,287
  Less expenses waived by the Investment Advisor....   (18,380)
  Less expenses waived by the Administrator and its
   affiliates.......................................   (13,860)
                                                     ---------
  Net Expenses......................................    63,047
                                                     ---------
Net Investment Income...............................   346,815
                                                     ---------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments...................    62,878
Change in unrealized appreciation/depreciation on
 investments........................................  (505,037)
                                                     ---------
Net realized/unrealized losses on investments.......  (442,159)
                                                     ---------
Change in net assets resulting from operations...... $ (95,344)
                                                     =========

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund



 Statements of Changes in Net Assets
                                                       For the         For the
                                                   Six Months Ended  Year Ended
                                                      March 31,     September 30,
                                                         2002           2001
                                                   ---------------- -------------
                                                     (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................   $   346,815     $   650,075
 Net realized gains on investments................        62,878         174,476
 Net change in unrealized
   appreciation/depreciation on investments.......      (505,037)        751,921
                                                     -----------     -----------
Change in net assets resulting from operations....       (95,344)      1,576,472
                                                     -----------     -----------
Dividends to Class A Shareholders:
 Net investment income............................       (48,480)        (58,588)
Dividends to Trust Class Shareholders:
 Net investment income............................      (296,705)       (591,488)
                                                     -----------     -----------
Change in net assets from shareholder dividends...      (345,185)       (650,076)
                                                     -----------     -----------
Capital Transactions:
Change in net assets from capital transactions....     2,364,152         991,069
                                                     -----------     -----------
Change in net assets..............................     1,923,623       1,917,465
Net Assets:
 Beginning of period..............................    17,554,107      15,636,642
                                                     -----------     -----------
 End of period....................................   $19,477,730     $17,554,107
                                                     ===========     ===========


              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund


 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                            For the Six       For the Year Ended     October 20,
                                                            Months Ended        September 30,          1997 to
                                                             March 31,     ----------------------   September 30,
                                                                2002        2001    2000     1999      1998(a)
                                                            ------------   ------  ------  ------   -------------
                                                            (Unaudited)
Net Asset Value, Beginning of Period.......................    $10.46      $ 9.90  $ 9.80  $10.47      $10.00
                                                               ------      ------  ------  ------      ------
Investment Activities
  Net investment income....................................      0.20        0.38    0.39    0.38        0.31
  Net realized and unrealized gain (losses) on investments.     (0.25)       0.56    0.10   (0.59)       0.47
                                                               ------      ------  ------  ------      ------
  Total from Investment Activities.........................     (0.05)       0.94    0.49   (0.21)       0.78
                                                               ------      ------  ------  ------      ------
Distributions
  Net investment income....................................     (0.19)      (0.38)  (0.39)  (0.38)      (0.31)
  Net realized gains.......................................        --          --      --   (0.06)         --
  In excess of net realized gains..........................        --          --      --   (0.02)         --
                                                               ------      ------  ------  ------      ------
  Total Distributions......................................     (0.19)      (0.38)  (0.39)  (0.46)      (0.31)
                                                               ------      ------  ------  ------      ------
Net Asset Value, End of Period.............................    $10.22      $10.46  $ 9.90  $ 9.80      $10.47
                                                               ======      ======  ======  ======      ======
Total Return (excludes sales charge).......................     (0.50)%(b)   9.67%   5.10%  (2.09)%      7.91%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)............................    $3,070      $2,143  $1,251  $1,160      $  297
Ratio of expenses to average net assets....................      0.81%(c)    0.87%   0.90%   0.97%       1.04%(c)
Ratio of net investment income to average net assets.......      3.63%(c)    3.73%   3.97%   3.72%       3.85%(c)
Ratio of expenses to average net assets*...................      1.46%(c)    1.52%   1.72%   1.91%       1.97%(c)
Portfolio turnover (d).....................................     11.70%      36.67%  84.20%  71.96%      58.80%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund


 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                            For the Six        For the Year Ended       October 20,
                                                            Months Ended          September 30,           1997 to
                                                             March 31,     -------------------------   September 30,
                                                                2002         2001     2000     1999       1998(a)
                                                            ------------   -------  -------  -------   -------------
                                                            (Unaudited)
Net Asset Value, Beginning of Period.......................   $ 10.39      $  9.84  $  9.74  $ 10.41      $ 10.00
                                                              -------      -------  -------  -------      -------
Investment Activities
  Net investment income....................................      0.20         0.40     0.40     0.39         0.38
  Net realized and unrealized gain (losses) on investments.     (0.24)        0.55     0.10    (0.59)        0.41
                                                              -------      -------  -------  -------      -------
  Total from Investment Activities.........................     (0.04)        0.95     0.50    (0.20)        0.79
                                                              -------      -------  -------  -------      -------
Distributions
  Net investment income....................................     (0.19)       (0.40)   (0.40)   (0.39)       (0.38)
  Net realized gains.......................................        --           --       --    (0.06)          --
  In excess of net realized gains..........................        --           --       --    (0.02)          --
                                                              -------      -------  -------  -------      -------
  Total Distributions......................................     (0.19)       (0.40)   (0.40)   (0.47)       (0.38)
                                                              -------      -------  -------  -------      -------
Net Asset Value, End of Period.............................   $ 10.16      $ 10.39  $  9.84  $  9.74      $ 10.41
                                                              =======      =======  =======  =======      =======
Total Return...............................................     (0.35)%(b)    9.76%    5.27%   (1.98)%       8.02%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)............................   $16,408      $15,411  $14,386  $16,295      $18,242
Ratio of expenses to average net assets....................      0.66%(c)     0.73%    0.75%    0.82%        0.88%(c)
Ratio of net investment income to average net assets.......      3.80%(c)     3.89%    4.11%    3.86%        3.88%(c)
Ratio of expenses to average net assets*...................      0.96%(c)     1.03%    1.22%    1.41%        1.39%(c)
Portfolio turnover (d).....................................     11.70%       36.67%   84.20%   71.96%       58.80%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

     BB&T FUNDS                          Schedule of Portfolio Investments
     Virginia Intermediate Tax-Free Fund                    March 31, 2002
                                                               (Unaudited)


          Municipal Bonds (97.3%)
                                                  Principal
                                                   Amount      Value
                                                  ---------- ----------
         Education Bonds (11.2%)
         Virginia College Building Authority,
          5.50%, 4/1/10.......................... $1,000,000 $1,065,230
         Virginia State Public School Authority,
          6.13%, 1/1/03, Callable
          7/1/02 @ 102...........................  1,000,000  1,023,550
         Virginia State Public School Authority,
          6.25%, 1/1/04, Callable
          7/1/02 @ 102...........................  1,000,000  1,027,250
         Virginia State Public School Authority,
          Series B, 5.25%, 8/1/10, Callable
          8/1/09 @ 101...........................  1,000,000  1,060,900
         Virginia State Public School Authority,
          Series I, 5.25%, 8/1/10................  2,050,000  2,174,845
         Virginia State Public School Authority,
          Series I, 5.00%, 8/1/11, Callable
          8/1/07 @ 101...........................  1,125,000  1,162,418
         Virginia University, Series A,
          5.00%, 6/1/06..........................  1,050,000  1,103,802
                                                             ----------
                                                              8,617,995
                                                             ----------
         General Obligation Bonds (51.3%)
         Alexandria, Virginia, Public
          Improvement, 5.00%, 6/15/07............  1,335,000  1,401,617
         Alexandria, Virginia, Public
          Improvement, 5.00%, 6/15/08............  2,985,000  3,142,578
         Arlington County, Virginia,
          5.00%, 6/1/07..........................  1,000,000  1,049,900
         Arlington County, Virginia, 5.13%,
          6/1/11, Callable 6/1/09 @ 100..........  1,000,000  1,046,640
         Fairfax County, Virginia, Series B,
          5.50%, 12/1/07.........................  1,000,000  1,075,840
         Fairfax County, Virginia, Public
          Improvement, Series A, 5.00%, 6/1/09,
          Callable 6/1/08 @ 102..................  2,000,000  2,101,920
         Loudoun County, Virginia, Series B,
          5.25%, 12/1/15.........................  1,000,000  1,050,830
         Loudoun County, Virginia, Public
          Improvement, Series C,
          5.00%, 12/1/05.........................  1,000,000  1,053,660
         Manassas, Virginia, 5.25%, 1/1/11,
          Callable 1/1/08 @ 102..................  1,200,000  1,265,544
         Newport News, Virginia,
          5.00%, 1/15/07.........................  1,000,000  1,045,870
         Newport News, Virginia,
          5.00%, 3/1/11..........................  2,000,000  2,074,080
         Newport News, Virginia, Series A,
          5.50%, 5/1/13, Callable
          5/1/10 @ 102...........................  1,845,000  1,980,866
         Norfolk, Virginia, Capital Improvements,
          5.38%, 6/1/05, FGIC....................  1,840,000  1,949,149
         Pittsylvania County, Virginia,
          5.63%, 3/1/15..........................  1,315,000  1,420,292
         Richmond, Virginia, 5.25%, 1/15/09......  1,500,000  1,591,290
         Richmond, Virginia, Public
          Improvement, Series A,
          5.45%, 1/15/08.........................  2,500,000  2,669,750

           Municipal Bonds, continued
                                                Principal
                                                 Amount       Value
                                                ---------- -----------
          General Obligation Bonds, continued
          Riverside, Virginia, Correctional
           Facilities Improvements,
           5.88%, 7/1/14, Prerefunded
           7/1/05 @ 102, MBIA.................. $1,000,000 $ 1,091,310
          Spotsylvania County, Virginia, 5.50%,
           7/15/12, FSA........................  2,925,000   3,158,707
          Virginia Beach, Virginia, Public
           Improvement, 5.25%, 8/1/06..........  1,000,000   1,061,300
          Virginia Beach, Virginia, Public
           Improvement, 5.25%, 8/1/07..........  1,200,000   1,271,556
          Virginia Beach, Virginia, Public
           Improvement, 5.25%, 3/1/08..........  1,000,000   1,061,000
          Virginia Beach, Virginia, Public
           Improvement, 5.25%, 3/1/11,
           Callable 3/1/10 @ 101...............  3,205,000   3,401,754
          Virginia State, 5.50%, 6/1/07........  1,210,000   1,298,451
          Virginia State Building Authority,
           5.00%, 8/1/05.......................  1,200,000   1,256,712
                                                           -----------
                                                            39,520,616
                                                           -----------
          Health Care Bonds (12.5%)
          Danville, Virginia, Industrial
           Development Authority, Regional
           Medical Center,
           5.00%, 10/1/07, AMBAC...............  1,160,000   1,206,075
          Fredericksburg, Virginia, Industrial
           Development Authority, Hospital
           Facilities Revenue, Medicorp Health
           Systems, 5.00%, 8/15/08.............  1,000,000   1,010,280
          Fredericksburg, Virginia, Industrial
           Development Authority, Hospital
           Facilities Revenue, Medicorp Health
           Systems, 5.00%, 8/15/09.............  1,015,000   1,018,045
          Norfolk, Virginia, Industrial
           Development Authority, Daughters
           Charity Hospital, 6.50%, 12/1/07,
           Callable 12/1/02 @ 102..............  1,000,000   1,049,490
          Virginia Beach, Virginia, Industrial
           Development Authority, Sentara
           Health Systems, 5.25%, 11/1/09,
           Callable 11/1/08 @ 101, MBIA........  1,000,000   1,048,390
          Virginia Biotechnology Authority,
           5.25%, 9/1/12.......................  1,500,000   1,553,895
          Virginia Biotechnology Research
           Authority Lease Revenue, Biotech
           Two Project, 5.15%, 9/1/10..........  1,100,000   1,143,681
          Winchester, Virginia, Industrial
           Development, Winchester Medical
           Center, 5.25%, 1/1/06, Callable
           1/1/04 @ 102, AMBAC.................  1,500,000   1,561,500
                                                           -----------
                                                             9,591,356
                                                           -----------
          Housing Bonds (2.8%)
          Suffolk, Virginia Redevelopment &
           Housing Authority, 4.85%, 7/1/31....  1,000,000   1,002,890
          Virginia State Building Authority,
           Series A, 5.13%, 8/1/06.............  1,075,000   1,133,792
                                                           -----------
                                                             2,136,682
                                                           -----------

                                   Continued

     BB&T FUNDS                          Schedule of Portfolio Investments
     Virginia Intermediate Tax-Free Fund                    March 31, 2002
                                                               (Unaudited)

          Municipal Bonds, continued
                                                Principal
                                                 Amount       Value
                                                ---------- -----------
         Transportation Bonds (13.6%)
         Chesapeake Bay Bridge & Tunnel,
          Virginia, 5.50%, 7/1/06, Callable
          7/1/05 @ 102, FGIC................... $2,400,000 $ 2,563,728
         Fairfax County, Virginia, Economic
          Development Authority, 1st Series,
          5.25%, 9/1/10, Callable
          9/1/09 @ 102.........................  1,000,000   1,061,430
         Northern Virginia Community
          Commuter Rail, 5.38%, 7/1/14.........  1,000,000   1,044,290
         Virginia Commonwealth,
          5.75%, 5/15/09.......................  1,000,000   1,091,380
         Virginia State Transportation Board
          Transportation Contract Revenue,
          Northern Virginia District, Series C,
          5.50%, 5/15/15.......................  1,000,000   1,020,640
         Virginia State Transportation Board,
          Transportation Contract Revenue,
          Series A, 5.13%, 5/15/12.............  2,000,000   2,053,280
         Washington DC, Metropolitan
          Transportation Authority,
          6.00%, 7/1/09, FGIC..................  1,500,000   1,662,360
                                                           -----------
                                                            10,497,108
                                                           -----------
         Utility Bonds (5.9%)
         Henrico County, Virginia, Water &
          Sewer, 5.25%, 5/1/11, Callable
          5/1/09 @ 102.........................  1,310,000   1,388,613
         Loudoun County, Virginia, Water &
          Sewer, 5.75%, 1/1/11, FSA............  1,000,000   1,092,610
         Norfolk, Virginia, Water Revenue,
          5.13%, 11/1/11, Callable
          11/1/08 @ 101, FSA...................  1,030,000   1,077,607
         Virginia, Southeastern Public Service
          Authority,
          5.00%, 7/1/15, AMBAC.................  1,000,000   1,017,410
                                                           -----------
                                                             4,576,240
                                                           -----------
         Total Municipal Bonds.................             74,939,997
                                                           -----------

              Investment Company (1.8%)
                                              Shares      Value
                                             --------- -----------
             PNC Virginia Blackrock Fund.... 1,380,864 $ 1,380,864
                                                       -----------
             Total Investments
              (Cost $74,073,112)(a) -- 99.1%            76,320,861
             Other assets in excess of
              liabilities -- 0.9%...........               694,378
                                                       -----------
             Net Assets -- 100.0%...........           $77,015,239
                                                       ===========

--------
(a)Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $2,523,406
                    Unrealized depreciation....   (275,657)
                                                ----------
                    Net unrealized appreciation $2,247,749
                                                ==========

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund


        Statement of Assets and Liabilities
                                                         March 31, 2002
                                                            (Unaudited)
       Assets:
       Investments, at value (Cost $74,073,112)............ $76,320,861
       Interest and dividends receivable...................     955,136
       Prepaid expenses and other..........................       8,957
                                                            -----------
         Total Assets......................................  77,284,954
                                                            -----------
       Liabilities:
       Dividends payable...................................     234,521
       Accrued expenses and other payables:
         Investment advisory fees..........................      32,977
         Administration fees...............................       2,110
         Distribution fees.................................         107
                                                            -----------
         Total Liabilities.................................     269,715
                                                            -----------
       Net Assets:
       Capital.............................................  74,872,727
       Undistributed net investment income.................      40,915
       Net realized losses on investments..................    (146,152)
       Net unrealized appreciation on investment
        transactions.......................................   2,247,749
                                                            -----------
         Net Assets........................................ $77,015,239
                                                            ===========
       Net Assets
         Class A Shares.................................... $   904,139
         Trust Shares......................................  76,111,100
                                                            -----------
         Total............................................. $77,015,239
                                                            ===========
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................      79,962
         Trust Shares......................................   6,731,987
                                                            -----------
         Total.............................................   6,811,949
                                                            ===========
       Net asset value
         Class A Shares -- redemption price per share...... $     11.31
         Trust Shares -- offering and redemption price per
          share............................................       11.31
                                                            ===========
       Maximum Sales Charge -- Class A Shares..............        3.00%
                                                            ===========
       Maximum Offering Price (100%/(100% - Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares.......... $     11.66
                                                            ===========

        Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Interest............................................ $ 1,750,926
       Dividends...........................................      12,185
                                                            -----------
         Total Investment Income...........................   1,763,111
                                                            -----------
       Expenses:
       Investment advisory fees............................     234,438
       Administration fees.................................      97,682
       Distribution fees -- Class A Shares.................       2,007
       Custodian fees......................................       1,738
       Other...............................................       4,093
                                                            -----------
         Total expenses before waivers.....................     339,958
         Less expenses waived by the Investment Advisor....     (39,073)
         Less expenses waived by the Administrator and its
          affiliates.......................................     (20,942)
                                                            -----------
         Net Expenses......................................     279,943
                                                            -----------
       Net Investment Income...............................   1,483,168
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized gains on investments...................     237,585
       Change in unrealized appreciation/depreciation on
        investments........................................  (2,042,426)
                                                            -----------
       Net realized/unrealized losses on investments.......  (1,804,841)
                                                            -----------
       Change in net assets resulting from operations...... $  (321,673)
                                                            ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund


 Statements of Changes in Net Assets
                                                                 For the Six     For the
                                                                 Months Ended  Year Ended
                                                                  March 31,   September 30,
                                                                     2002         2001
                                                                 ------------ -------------
                                                                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income......................................... $ 1,483,168   $ 2,931,525
  Net realized gains on investments.............................     237,585       765,846
  Change in unrealized appreciation/depreciation on investments.  (2,042,426)    3,328,347
                                                                 -----------   -----------
Change in net assets resulting from operations..................    (321,673)    7,025,718
                                                                 -----------   -----------
Dividends to Class A Shareholders:
  Net investment income.........................................     (14,627)      (14,774)
Dividends to Trust Class Shareholders:
  Net investment income.........................................  (1,465,443)   (2,916,754)
                                                                 -----------   -----------
Change in net assets from shareholder dividends.................  (1,480,070)   (2,931,528)
                                                                 -----------   -----------
Capital Transactions:
Change in net assets from capital transactions..................   1,819,449    (5,003,150)
                                                                 -----------   -----------
Change in net assets............................................      17,706      (908,960)
Net Assets:
  Beginning of period...........................................  76,997,533    77,906,493
                                                                 -----------   -----------
  End of period................................................. $77,015,239   $76,997,533
                                                                 ===========   ===========


              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund


 Financial Highlights, Class A Shares
                                                             For the Six    For the Year Ended    May 17,
                                                             Months Ended    September 30,        1999 to
                                                              March 31,     -----------------  September 30,
                                                                 2002        2001      2000       1999(a)
                                                             ------------    ------   ------   -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $11.57      $10.96    $10.86      $11.24
                                                                ------       ------   ------      ------
Investment Activities
 Net investment income......................................      0.21        0.42      0.45        0.30
 Net realized and unrealized gains (losses) on investments..     (0.26)       0.61      0.10       (0.38)
                                                                ------       ------   ------      ------
 Total from Investment Activities...........................     (0.05)       1.03      0.55       (0.08)
                                                                ------       ------   ------      ------
Dividends
 Net investment income......................................     (0.21)      (0.42)    (0.45)      (0.30)
                                                                ------       ------   ------      ------
 Total Dividends............................................     (0.21)      (0.42)    (0.45)      (0.30)
                                                                ------       ------   ------      ------
Net Asset Value, End of Period..............................    $11.31      $11.57    $10.96      $10.86
                                                                ======       ======   ======      ======
Total Return (excludes sales charge)........................     (0.45)%(b)   9.58%     5.22%      (0.66)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $  904      $  714    $  180      $   74
Ratio of expenses to average net assets.....................      0.87%(c)    0.90%     0.93%       1.00%(c)
Ratio of net investment income to average net assets........      3.65%(c)    3.71%     4.15%       4.05%(c)
Ratio of expenses to average net assets*....................      1.37%(c)    1.40%     1.40%       1.51%(c)
Portfolio turnover (d)......................................      6.92%      31.28%    64.45%      27.05%

* During the period, certain fees were voluntarily reduced. If such voluntary fees had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund


 Financial Highlights, Trust Shares
                                                             For the Six    For the Year Ended    May 17,
                                                             Months Ended     September 30,       1999 to
                                                              March 31,     ----------------   September 30,
                                                                 2002         2001      2000      1999(a)
                                                             ------------   -------   -------  -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................   $ 11.57      $ 10.96   $ 10.86     $ 11.24
                                                               -------      -------   -------     -------
Investment Activities
  Net investment income.....................................      0.23         0.44      0.46        0.17
  Net realized and unrealized gains (losses) on investments.     (0.27)        0.61      0.10       (0.38)
                                                               -------      -------   -------     -------
  Total from Investment Activities..........................     (0.04)        1.05      0.56       (0.21)
                                                               -------      -------   -------     -------
Dividends
  Net investment income.....................................     (0.22)       (0.44)    (0.46)      (0.17)
                                                               -------      -------   -------     -------
  Total Dividends...........................................     (0.22)       (0.44)    (0.46)      (0.17)
                                                               -------      -------   -------     -------
Net Asset Value, End of Period..............................   $ 11.31      $ 11.57   $ 10.96     $ 10.86
                                                               =======      =======   =======     =======
Total Return................................................     (0.38)%(b)    9.72%     5.35%      (1.77)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................   $76,111      $76,284   $77,727     $79,353
Ratio of expenses to average net assets.....................      0.71%(c)     0.78%     0.78%       0.88%(c)
Ratio of net investment income to average net assets........      3.80(c)      3.87%     4.30%       4.18%(c)
Ratio of expenses to average net assets*....................      0.86%(c)     0.93%     0.90%       0.99%(c)
Portfolio turnover (d)......................................      6.92%       31.28%    64.45%      27.05%

* During the period, certain fees were voluntarily reduced. If such voluntary fees had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

   BB&T FUNDS                               Schedule of Portfolio Investments
   West Virginia Intermediate Tax-Free Fund                    March 31, 2002
                                                                  (Unaudited)


          Municipal Bonds (95.6%)
                                                Principal
                                                 Amount       Value
                                                ---------- -----------
         Education Bonds (4.6%)
         Cabell County, West Virginia, Board of
          Education, 6.60%, 5/1/04, MBIA....... $1,000,000 $ 1,072,570
         Harrison County, West Virginia, Board
          of Education, 6.20%, 5/1/04,
          FGIC.................................    850,000     904,842
         Monongalia County, West Virginia,
          Board of Education, 7.00%, 4/1/03,
          MBIA.................................  1,000,000   1,047,400
         Ohio County, West Virginia, Board of
          Education, 5.00%, 6/1/13, Callable
          6/1/08 @ 102, MBIA...................    800,000     813,368
                                                           -----------
                                                             3,838,180
                                                           -----------
         General Obligation Bonds (23.5%)
         Kanawha County, West Virginia, Board
          of Education, 4.70%, 5/1/08,
          MBIA.................................  1,900,000   1,951,547
         West Virginia State, 5.00%, 6/1/07,
          FGIC.................................  3,000,000   3,129,270
         West Virginia State, 5.50%, 6/1/09,
          FSA..................................  3,000,000   3,216,210
         West Virginia State, Zero Coupon,
          11/1/09, FGIC........................  4,340,000   3,050,152
         West Virginia State, 5.50%, 6/1/10,
          FSA..................................    900,000     966,024
         West Virginia State, 5.25%, 6/1/10,
          Callable 6/1/08 @ 101, FGIC..........  2,575,000   2,708,900
         West Virginia State, 5.25%, 6/1/12,
          Callable 6/1/08 @ 101, FGIC..........    800,000     833,224
         West Virginia State, Series D, 5.25%,
          11/1/12, Callable 11/1/06 @ 102,
          FGIC.................................  1,495,000   1,548,790
         West Virginia State, 5.75%, 6/1/14,
          Callable 6/1/09 @ 101................  1,000,000   1,069,160
         West Virginia State, Series D, 6.50%,
          11/1/26, Callable 11/1/06 @ 102,
          FGIC.................................  1,000,000   1,143,420
                                                           -----------
                                                            19,616,697
                                                           -----------
         Revenue Bonds (67.5%)
         Cabell, Putnam & Wayne Counties,
          West Virginia, Single Family
          Residential Mortgage Revenue,
          7.38%, 4/1/10, FGIC..................    220,000     243,903
         Cabell, Putnam & Wayne Counties,
          West Virginia, Single Family
          Residential Mortgage Revenue,
          7.38%, 4/1/11, FGIC..................    470,000     553,077
         Charleston, West Virginia, Parking
          Revenue, 7.00%, 6/1/16, Callable
          12/1/04 @ 102........................    580,000     637,078
         Charleston, West Virginia, Urban
          Renewal Authority Lease Revenue,
          5.25%, 12/15/18, Callable 12/15/08
          @ 103, FSA...........................  1,000,000     998,810
         Clarksburg, West Virginia, Water
          Revenue, 6.25%, 9/1/19...............    430,000     444,500

           Municipal Bonds, continued
                                                 Principal
                                                  Amount      Value
                                                 ---------- ----------
          Revenue Bonds, continued
          Fairmont, West Virginia, Waterworks
           Revenue, 5.38%, 7/1/13, Callable
           7/1/07 @ 102, MBIA................... $  680,000 $  706,629
          Harrison County, West Virginia,
           Building Commission Revenue,
           5.15%, 4/1/18, Callable 4/1/08 @ 102,
           AMBAC................................  1,000,000    974,470
          Harrison County, West Virginia, County
           Commission Solid Waste Disposal
           Revenue, 6.30%, 5/1/23, Callable
           5/1/03 @ 102, AMBAC..................    860,000    901,048
          Kanawha County, West Virginia, Single
           Family Mortgage Revenue, 7.30%,
           12/1/04, FGIC........................    530,000    565,319
          Logan County, West Virginia, Logan
           County Health, 8.00%, 12/1/16........    690,000    880,675
          Marshall County, West Virginia,
           Pollution Control Revenue, 5.45%,
           7/1/14, Callable 1/1/04 @ 102,
           MBIA.................................    950,000    968,506
          Parkersburg, West Virginia, Waterworks
           & Sewer Systems Revenue, 5.80%,
           9/1/19, Callable 9/1/06 @ 102, FSA...  2,660,000  2,765,814
          Pleasants County, West Virginia,
           Pollution Control Revenue, 4.70%,
           11/1/07, MBIA........................  1,000,000  1,020,450
          Pleasants County, West Virginia,
           Pollution Control Revenue, 4.70%,
           11/1/07..............................    680,000    683,162
          Pleasants County, West Virginia,
           Pollution Control Revenue, 6.15%,
           5/1/15, Callable 5/1/05 @ 102,
           AMBAC................................    500,000    533,800
          Pleasants County, West Virginia,
           Pollution Control Revenue, 6.15%,
           5/1/15, Callable 5/1/05 @ 102,
           AMBAC, MBIA..........................  1,000,000  1,067,600
          Pleasants County, West Virginia,
           Pollution Control Revenue, 6.15%,
           5/1/15, Callable 5/1/05 @ 102,
           AMBAC................................  1,100,000  1,174,360
          South Charleston, West Virginia,
           Hospital Revenue, 5.50%, 10/1/09,
           Callable 10/1/02 @ 100, MBIA.........    520,000    528,310
          Webster County, West Virginia, Housing
           Development Corporate Mortgage
           Revenue, 6.50%, 4/1/18, Callable
           10/1/03 @ 102, FHA...................  1,010,000  1,027,352
          Weirton, West Virginia, Municipal
           Hospital Building Commercial
           Revenue, Series A, 5.25%, 12/1/11....  2,580,000  2,529,999
          West Virginia Economic Development
           Authority Commercial Development
           Revenue, 7.70%, 4/1/26, Callable
           4/1/10 @ 102.........................  1,000,000    927,250

                                   Continued

   BB&T FUNDS                               Schedule of Portfolio Investments
   West Virginia Intermediate Tax-Free Fund                    March 31, 2002
                                                                  (Unaudited)

          Municipal Bonds, continued

                                                 Principal
                                                  Amount      Value
                                                 ---------- ----------
         Revenue Bonds, continued
         West Virginia Economic Development
          Authority Lease Revenue, 5.50%,
          6/1/12, MBIA.......................... $2,000,000 $2,131,420
         West Virginia Economic Development
          Authority Lease Revenue, Series A,
          5.00%, 10/1/15, Callable 10/1/11 @
          101...................................  1,250,000  1,240,300
         West Virginia School Building Authority
          Revenue, 6.00%, 7/1/08, Callable
          7/1/07 @ 102, AMBAC...................    500,000    547,315
         West Virginia School Building Authority
          Revenue, 5.30%, 7/1/09, Callable
          7/1/07 @ 102, AMBAC...................  1,000,000  1,057,240
         West Virginia School Building Authority
          Revenue, Series B, 5.75%, 7/1/15,
          Callable 7/1/02 @ 100, MBIA...........  1,000,000  1,006,240
         West Virginia State Building
          Commission, 5.50%, 7/1/07, MBIA.......  1,000,000  1,061,670
         West Virginia State Building
          Commission, Series A, 5.25%, 7/1/09,
          Callable 7/1/07 @ 102, MBIA...........  1,500,000  1,576,485
         West Virginia State Building
          Commission Lease Revenue, Series A,
          5.25%, 7/1/10, AMBAC..................  2,000,000  2,098,140
         West Virginia State Building
          Commission Lease Revenue, 5.38%,
          7/1/18, AMBAC.........................  1,000,000  1,034,920
         West Virginia State College Revenue,
          6.00%, 4/1/06, Callable 4/1/03 @ 102,
          AMBAC.................................    225,000    237,368
         West Virginia State College Revenue,
          6.00%, 4/1/07, Callable 4/1/03 @ 102,
          AMBAC.................................    425,000    448,362
         West Virginia State College Revenue,
          6.00%, 4/1/12, Callable 4/1/03 @ 102,
          AMBAC.................................    890,000    938,461
         West Virginia State Hospital Finance
          Authority Hospital Revenue, 5.90%,
          1/1/06, Callable 4/26/02 @ 102,
          MBIA..................................    680,000    695,715
         West Virginia State Hospital Finance
          Authority Hospital Revenue, 5.00%,
          8/1/09, Callable 8/1/07 @ 100, FSA....    800,000    815,712
         West Virginia State Hospital Finance
          Authority Hospital Revenue, 6.10%,
          1/1/18, Callable 4/29/02 @ 102,
          MBIA..................................  1,300,000  1,329,029
         West Virginia State Housing
          Development Fund, Series E, 6.25%,
          11/1/12, Callable 11/1/02 @ 103.......  1,000,000  1,024,410
         West Virginia State Housing
          Development Fund, Series E, 6.35%,
          5/1/24, Callable 11/1/02 @ 103........  1,035,000  1,057,180
         West Virginia State Parkways Economic
          Development & Tourism Authority,
          Zero Coupon, 7/1/03, FGIC.............    250,000    242,155

         Municipal Bonds, continued
                                                 Shares or
                                                 Principal
                                                  Amount       Value
                                                 ---------- -----------
        Revenue Bonds, continued
        West Virginia State Parkways Economic
         Development & Tourism Authority,
         Zero Coupon, 5/15/07, FGIC............. $  500,000 $   400,140
        West Virginia State Parkways
         Economic Development & Tourism
         Authority, 5.00%, 5/15/10, FGIC........  2,055,000   2,127,048
        West Virginia State Parkways
         Economic Development & Tourism
         Authority, 5.25%, 5/15/14, FGIC........  1,135,000   1,183,612
        West Virginia State University
         Revenue, 6.00%, 4/1/07, Callable
         4/1/03 @ 102, AMBAC....................    400,000     421,572
        West Virginia State University
         Revenue, 6.00%, 4/1/12, Callable
         4/1/03 @ 102, AMBAC....................    700,000     738,115
        West Virginia State Water Development
         Authority, Series A-I, 5.80%, 11/1/12,
         Callable 4/29/02 @ 100, FSA............    425,000     426,271
        West Virginia State Water Development
         Authority, Series A, 5.50%, 11/1/18,
         Callable 11/1/09 @ 102, AMBAC..........  1,000,000   1,023,900
        West Virginia University Revenues,
         Series A, 5.00%, 4/1/08, MBIA..........    500,000     519,970
        West Virginia University Revenues,
         Series A, 5.50%, 4/1/10, MBIA..........  1,405,000   1,500,540
        West Virginia University Revenues,
         Series A, 5.50%, 4/1/11, MBIA..........  1,485,000   1,586,039
        West Virginia University Revenues,
         Series A, 5.25%, 4/1/13, Callable
         4/1/08 @ 102, AMBAC....................  1,125,000   1,162,103
        West Virginia University Revenues,
         Series A, 5.50%, 4/1/15, MBIA..........  1,840,000   1,950,731
        West Virginia University Revenues,
         5.75%, 4/1/16, Callable
         4/1/06 @ 101, AMBAC....................  1,000,000   1,035,550
        West Virginia University Revenues,
         Series A, 5.50%, 4/1/17, MBIA..........  1,045,000   1,098,567
        Wheeling, West Virginia, Waterworks
         and Sewer System Revenue, 6.45%,
         12/1/07, FGIC..........................  1,000,000   1,008,100
        Wood County, West Virginia, Building
         Commission Revenue, 6.88%, 1/1/08,
         Callable 7/1/02 @ 100..................  1,200,000   1,358,640
                                                            -----------
                                                             56,215,132
                                                            -----------
        Total West Virginia Municipal
         Bonds..................................             79,670,009
                                                            -----------
         Investment Company (3.1%)
        Federated Tax Exempt Money Market
         Fund...................................  2,586,966   2,586,966
                                                            -----------
        Total Investments
          (Cost $81,812,174)(a) -- 98.7%........             82,256,975
        Other assets in excess of liabilities --
         1.3%...................................              1,112,641
                                                            -----------
        Net Assets -- 100.0%....................            $83,369,616
                                                            ===========

                                   Continued

   BB&T FUNDS                               Schedule of Portfolio Investments
   West Virginia Intermediate Tax-Free Fund                    March 31, 2002
                                                                  (Unaudited)

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $1,352,390
                    Unrealized depreciation....   (907,589)
                                                ----------
                    Net unrealized appreciation $  444,801
                                                ==========

AMBAC -- AMBAC Indemnity Corporation
FGIC -- Insured by Financial Guaranty Insurance Corporation
FHA -- Federal Housing Administration
FSA -- Insured by Financial Security Assurance
MBIA -- Insured by Municipal Bond Insurance Association

              See accompanying notes to the financial statements.

BB&T FUNDS
West Virginia Intermediate Tax-Free Fund


        Statement of Assets and Liabilities
                                                         March 31, 2002
                                                            (Unaudited)
       Assets:
       Investments, at value (Cost $81,812,174)............ $82,256,975
       Interest and dividends receivable...................   1,453,514
       Prepaid expenses....................................       2,281
                                                            -----------
         Total Assets......................................  83,712,770
                                                            -----------
       Liabilities:
       Dividends payable...................................     287,000
       Accrued expenses and other payables:
         Investment advisory fees..........................      20,885
         Administration fees...............................       2,855
         Distribution fees.................................       1,797
         Other.............................................      30,617
                                                            -----------
         Total Liabilities.................................     343,154
                                                            -----------
       Net Assets:
       Capital.............................................  82,062,398
       Undistributed net investment income.................      11,002
       Net realized gains on investments...................     851,415
       Net unrealized appreciation on investments..........     444,801
                                                            -----------
         Net Assets........................................ $83,369,616
                                                            ===========
       Net Assets
         Class A Shares.................................... $ 8,387,357
         Trust Shares......................................  74,982,259
                                                            -----------
         Total............................................. $83,369,616
                                                            ===========
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................     858,508
         Trust Shares......................................   7,671,114
                                                            -----------
         Total.............................................   8,529,622
                                                            ===========
       Net asset value
         Class A Shares -- redemption price per share...... $      9.77
         Trust Shares -- offering and redemption price per
          share............................................        9.77
                                                            ===========
       Maximum Sales Charge -- Class A Shares..............        3.00%
                                                            ===========
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares.......... $     10.07
                                                            ===========

        Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
       Investment Income:
       Interest............................................ $ 2,025,398
       Dividends...........................................      22,612
                                                            -----------
         Total Investment Income...........................   2,048,010
                                                            -----------
       Expenses:
       Investment advisory fees............................     187,644
       Administration fees.................................     104,246
       Distribution fees -- Class A Shares.................      15,462
       Custodian fees......................................       8,916
       Other...............................................      45,865
                                                            -----------
         Total expenses before waivers.....................     362,133
         Less expenses waived by the Investment Advisor....     (39,351)
         Less expenses waived by the Administrator and its
          affiliates.......................................      (5,240)
                                                            -----------
         Net expenses......................................     317,542
                                                            -----------
       Net Investment Income...............................   1,730,468
                                                            -----------
       Realized/Unrealized Gains (Losses) on
        Investments:
       Net realized gains on investments...................     978,056
       Change in unrealized appreciation/depreciation on
        investments........................................  (2,856,983)
                                                            -----------
       Net realized/unrealized losses on investments.......  (1,878,927)
                                                            -----------
       Change in net assets resulting from operations...... $  (148,459)
                                                            ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
West Virginia Intermediate Tax-Free Fund


 Statements of Changes in Net Assets

                                                                 For the Six     For the      For the
                                                                 Months Ended Period Ended  Year Ended
                                                                  March 31,   September 30, January 31,
                                                                     2002        2001(a)       2001
                                                                 ------------ ------------- -----------
                                                                 (Unaudited)                (Amounts in
                                                                                            thousands)
From Investment Activities:
Operations:
  Net investment income......................................... $ 1,730,468   $ 2,531,787    $ 4,320
  Net realized gains on investments.............................     978,056       255,092        159
  Change in unrealized appreciation/depreciation on investments.  (2,856,983)      535,652      6,303
                                                                 -----------   -----------    -------
Change in net assets resulting from operations..................    (148,459)    3,322,531     10,782
                                                                 -----------   -----------    -------
Dividends to Class A Shareholders:
  Net investment income.........................................    (159,957)     (236,835)      (443)
  Net realized gains from investments...........................     (19,159)           --         --
Dividends to Trust Class Shareholders:
  Net investment income.........................................  (1,565,038)   (2,291,262)    (3,877)
  Net realized gains from investments...........................    (178,065)           --         --
                                                                 -----------   -----------    -------
Change in net assets from shareholder dividends.................  (1,922,219)   (2,528,097)    (4,320)
                                                                 -----------   -----------    -------
Capital Transactions:
Change in net assets from capital transactions..................   2,126,664    (2,038,247)    (5,404)
                                                                 -----------   -----------    -------
Change in net assets............................................      55,986    (1,243,813)     1,058
Net Assets:
  Beginning of period...........................................  83,313,630    84,557,443     83,499
                                                                 -----------   -----------    -------
  End of period................................................. $83,369,616   $83,313,630    $84,557
                                                                 ===========   ===========    =======

(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Statements of Changes in Net Assets for the periods prior to February 1, 2001 represent the OVB West Virginia Tax Exempt Income Portfolio.


              See accompanying notes to the financial statements.

BB&T FUNDS
West Virginia Intermediate Tax-Free Fund


 Financial Highlights, Class A Shares
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the Six       For the
                                                   Months Ended   Period Ended       For the Year Ended January 31,
                                                    March 31,     September 30, ---------------------------------------
                                                       2002          2001(a)     2001     2000    1999    1998    1997
                                                   ------------   ------------- ------  ------   ------  ------  ------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............    $10.01         $ 9.92     $ 9.18  $10.26   $10.32  $ 9.95  $10.11
                                                      ------         ------     ------  ------   ------  ------  ------
Investment Activities
 Net investment income............................      0.20           0.29       0.46    0.44     0.47    0.48    0.47
 Net realized and unrealized gains (losses) on
   investments....................................     (0.23)          0.09       0.74   (0.98)    0.05    0.42   (0.16)
                                                      ------         ------     ------  ------   ------  ------  ------
 Total from Investment Activities.................     (0.03)          0.38       1.20   (0.54)    0.52    0.90    0.31
                                                      ------         ------     ------  ------   ------  ------  ------
Dividends
 Net investment income............................     (0.19)         (0.29)     (0.46)  (0.49)   (0.47)  (0.48)  (0.47)
 Net realized gains...............................     (0.02)            --         --   (0.05)   (0.11)  (0.05)     --
                                                      ------         ------     ------  ------   ------  ------  ------
 Total Dividends..................................     (0.21)         (0.29)     (0.46)  (0.54)   (0.58)  (0.53)  (0.47)
                                                      ------         ------     ------  ------   ------  ------  ------
Net Asset Value, End of Period....................    $ 9.77         $10.01     $ 9.92  $ 9.18   $10.26  $10.32  $ 9.95
                                                      ======         ======     ======  ======   ======  ======  ======
Total Return (excludes sales charge)..............     (0.24)%(b)      3.67%(b)  13.42%  (5.39)%   5.11%   9.28%   3.19%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................    $8,387         $7,992     $9,235  $8,790   $9,477  $7,568  $6,191
Ratio of expenses to average net assets...........      0.99%(c)       0.88%(c)   0.97%   0.97%    0.97%   1.00%   1.00%
Ratio of net investment income to average net
 assets...........................................      3.92%(c)       4.40%(c)   4.86%   4.65%    4.52%   4.74%   4.76%
Ratio of expenses to average net assets*..........      1.21%(c)       1.05%(c)   1.08%   1.02%    1.04%   1.05%   1.10%
Portfolio turnover (d)............................     48.95%         15.75%      7.00%  10.00%   14.00%  17.00%  26.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fees had not occurred, the ratios would have been as indicated.
(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
West Virginia Intermediate Tax-Free Fund



 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the Six       For the
                                                   Months Ended   Period Ended          For the Year Ended January 31,
                                                    March 31,     September 30,  --------------------------------------------
                                                       2002          2001(a)       2001     2000      1999     1998     1997
                                                   ------------   -------------  -------  -------   -------  -------  -------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $ 10.02         $  9.93     $  9.20  $ 10.27   $ 10.32  $  9.95  $ 10.12
                                                     -------         -------     -------  -------   -------  -------  -------
Investment Activities
 Net investment income............................      0.22            0.30        0.49     0.48      0.49     0.50     0.49

 Net realized and unrealized gains (losses) on
   investments....................................     (0.24)           0.09        0.73    (0.98)     0.06     0.42    (0.17)
                                                     -------         -------     -------  -------   -------  -------  -------
 Total from Investment Activities.................     (0.02)           0.39        1.22    (0.50)     0.55     0.92     0.32
                                                     -------         -------     -------  -------   -------  -------  -------
Dividends
 Net investment income............................     (0.21)          (0.30)      (0.49)   (0.52)    (0.49)   (0.50)   (0.49)
 Net realized gains...............................     (0.02)             --          --    (0.05)    (0.11)   (0.05)      --
                                                     -------         -------     -------  -------   -------  -------  -------
 Total Dividends..................................     (0.23)          (0.30)      (0.49)   (0.57)    (0.60)   (0.55)   (0.49)
                                                     -------         -------     -------  -------   -------  -------  -------
Net Asset Value, End of Period....................   $  9.77         $ 10.02     $  9.93  $  9.20   $ 10.27  $ 10.32  $  9.95
                                                     =======         =======     =======  =======   =======  =======  =======
Total Return......................................     (0.21)%(b)       4.03%(b)   13.57%   (5.04)%    5.47%    9.55%    3.35%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................   $74,982         $75,322     $72,553  $74,709   $90,228  $85,043  $92,619
Ratio of expenses to average net assets...........      0.74%(c)        0.62%(c)    0.72%    0.72%     0.72%    0.75%    0.75%
Ratio of net investment income to average net
 assets...........................................      4.17%(c)        4.60%(c)    5.11%    4.90%     4.77%    5.00%    5.01%
Ratio of expenses to average net assets*..........      0.83%(c)        0.79%(c)    0.83%    0.77%     0.79%    0.80%    0.85%
Portfolio turnover (d)............................     48.95%          15.75%       7.00%   10.00%    14.00%   17.00%   26.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fees had not occurred, the ratios would have been as indicated.
(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

           BB&T FUNDS              Schedule of Portfolio Investments
           Prime Money Market Fund                    March 31, 2002
                                                         (Unaudited)

 Certificates of Deposit (6.4%)
                                                         Principal   Amortized
                                                          Amount       Cost
                                                        ----------- ------------
Banking & Financial Services (6.4%)
BNP Paribas, 3.88%, 7/24/02............................ $ 1,000,000 $    999,939
BNP Paribas, 2.22%, 2/18/03............................   6,000,000    6,000,263
Chase Manhatten Bank, 1.91%, 8/5/02....................   5,000,000    5,000,000
Comerica Bank, 3.83%, 7/26/02..........................   3,500,000    3,499,811
Comerica Bank, 2.53%, 3/7/03...........................  10,000,000   10,000,920
Halifax, 1.63%, 4/22/02................................   3,000,000    2,999,571
Royal Bank of Canada, Montreal, 3.89%, 7/19/02.........   3,000,000    2,999,913
Societe Generale, Paris, 3.87%, 7/29/02................   5,000,000    4,999,445
Svenska Handelsbanken, Stockholm, 3.88%, 7/23/02.......   5,000,000    4,999,669
Svenska Handelsbanken, Stockholm, 3.88%, 7/24/02.......   4,000,000    3,999,757
Toronto Dominion Bank, 1.91%, 8/7/02...................  10,000,000   10,000,000
Westdeutsche Landesbank Girozentrale, 1.93%, 8/27/02...   3,000,000    3,000,000
                                                                    ------------
Total Certificates of Deposit..........................               58,499,318
                                                                    ------------
 Commercial Paper (52.9%)
Asset Backed Securities (5.3%)
Compass Securitization, 1.79%, 8/14/02.................  10,000,000    9,999,443
Edison Asset Securitization, 1.87%, 5/17/02............  20,000,000   19,952,211
Galaxy Funding Inc., 1.94%, 8/13/02....................   3,000,000    2,978,337
Jupiter Securitization Corp., 1.83%, 4/3/02............  15,000,000   14,998,479
                                                                    ------------
                                                                      47,928,470
                                                                    ------------
Banking & Financial Services (44.8%)
Amsterdam Funding Corp., 1.83%, 4/9/02.................   5,000,000    4,997,967
Amsterdam Funding Corp., 1.85%, 4/24/02................  25,000,000   24,970,451
Bavaria, 1.85%, 4/22/02................................  37,092,000   37,051,972
Beta Finance, Inc., 2.54%, 3/7/03......................   3,000,000    3,000,000
Danske Bank, 1.80%, 6/13/02............................  20,000,000   19,927,000
Eureka Securitization, Inc., 1.81%, 4/3/02.............  20,000,000   19,997,989
Ford Auto Owner Trust, 1.82%, 4/25/02..................  10,000,000    9,987,867
Ford Auto Owner Trust, 1.92%, 8/6/02...................   5,000,000    4,966,133
Ford Motor Credit Co., 2.25%, 4/8/02...................   7,200,000    7,196,850
Forrestal Funding Master Trust, 1.82%, 4/4/02..........  15,000,000   14,997,725
Fountain Square Commercial Funding, 2.27%, 9/4/02......   4,409,000    4,406,781
Fountain Square Commercial Funding, 1.63%, 4/16/02.....   2,826,000    2,824,081
Fountain Square Commercial Funding, 1.72%, 4/22/02.....   8,970,000    8,961,000

 Commercial Paper, continued
                                                         Principal   Amortized
                                                          Amount       Cost
                                                        ----------- ------------
Banking & Financial Services, continued
Fountain Square Commercial Funding, 1.97%, 6/28/02..... $ 1,000,000 $    995,184
General Electric Capital Corp., 1.89%, 8/20/02.........   4,000,000    3,970,390
General Electric Capital Corp., 1.93%, 8/21/02.........  15,000,000   14,885,808
General Electric Capital Corp., 2.12%, 10/25/02........  15,000,000   14,817,150
GMAC Residential Holding Corp., 2.24%, 4/1/02..........   7,000,000    7,000,000
Household Finance Corp., 1.83%, 4/22/02................  10,000,000    9,989,325
Ivory Funding Corp., 1.86, 4/16/02.....................  10,000,000    9,992,250
J.P. Morgan & Co., 1.90%, 8/6/02.......................  10,000,000    9,932,972
John Deere Credit, 2.25%, 5/24/02......................   3,000,000    2,990,063
KBC Financial Products International, 1.62%, 4/16/02...   5,000,000    4,996,625
KBC Financial Products International, 1.87%, 5/16/02...  25,000,000   24,941,563
Marsh & McClennan, Inc., 1.85%, 4/23/02................  24,052,000   24,024,808
Morgan Stanley Dean Witter & Co., 1.84%, 5/13/02.......  20,000,000   19,957,067
Mortgage Interest Networking Trust, 1.92%, 5/1/02......  15,000,000   14,976,000
Paradigm Funding, 1.85%, 4/5/02........................   3,000,000    2,999,385
Paradigm Funding, 1.74%, 4/17/02.......................  37,000,000   36,971,304
Sheffield Receivables Corp., 1.81%, 4/19/02............   9,530,000    9,521,375
Sigma Finance, Inc., 1.91%, 8/5/02.....................  10,000,000    9,933,150
Stellar Funding Group, 1.86%, 5/7/02...................  10,000,000    9,981,400
Stellar Funding Group, 2.03%, 9/19/02..................   1,013,000    1,003,232
Wells Fargo & Co., 1.89%, 8/5/02.......................  10,000,000    9,933,850
                                                                    ------------
                                                                     407,098,717
                                                                    ------------
Food & Related (1.6%)
Safeway, Inc., 2.07%, 4/19/02..........................   5,000,000    4,994,825
Sara Lee Corporation, 1.85%, 4/26/02...................  10,000,000   10,000,000
                                                                    ------------
                                                                      14,994,825
                                                                    ------------
Media (1.0%)
The Walt Disney Company, 2.11%, 4/29/02................   9,000,000    8,985,230
                                                                    ------------
Pharmaceuticals (0.2%)
Bayer Corp., 4.45%, 3/19/03............................   2,000,000    2,000,000
                                                                    ------------
Total Commercial Paper.................................              481,007,242
                                                                    ------------

                                   Continued

           BB&T FUNDS              Schedule of Portfolio Investments
           Prime Money Market Fund                    March 31, 2002
                                                         (Unaudited)

           Corporate Bonds (10.1%)
                                               Principal   Amortized
                                                Amount       Cost
                                              ----------- -----------
          Banking & Financial Services (9.1%)
          Americredit Automobile Receivables
           Trust, 1.88%, 3/12/03............. $ 2,000,000 $ 2,000,000
          Americredit Automobile Receivables
           Trust, 3.50%, 9/12/02.............   3,934,692   3,934,692
          Bank of America, 2.32%, 4/1/02.....  20,000,000  20,000,000
          Beta Finance, 2.42%, 2/7/03........   3,000,000   3,000,000
          Beta Finance, 3.00%, 4/8/03........   5,000,000   5,000,000
          Chevy Chase Auto Receivables Trust,
           1.97%, 12/16/02...................   1,170,884   1,170,884
          Ford Credit Auto Owner Trust,
           2.01%, 12/16/02...................   1,000,000   1,000,000
          Ford Credit Auto Owner Trust,
           1.76%, 1/15/03....................     472,009     472,009
          John Deere Owner Trust,
           2.12%, 11/15/02...................   1,530,097   1,530,097
          Long Beach Acceptance Auto
           Receivables Trust,
           2.28%, 11/13/02...................   2,452,335   2,452,335
          Merrill Lynch & Company, Inc.,
           4.18%, 6/5/02.....................   5,000,000   5,000,000
          Merrill Lynch & Company, Inc.,
           2.45%, 3/24/03....................   2,500,000   2,500,000
          National City Bank, 2.50%, 3/10/03.   5,000,000   4,999,303
          Nissan Auto Receivables Owners
           Trust, 1.84%, 2/10/03.............   3,859,425   3,859,425
          Sigma Finance, Inc.,
           3.72%, 8/27/02....................   5,000,000   5,000,000
          Sigma Finance, Inc., 2.86%,
           9/24/02...........................  20,000,000  19,999,999
                                                          -----------
                                                           81,918,744
                                                          -----------
          Special Trade Contractors (0.5%)
          K2 (USA), LLC, 2.43%, 11/20/02.....   5,000,000   5,000,000
                                                          -----------
          Telecommunications (0.5%)
          Bell South Telecommunication Corp.,
           4.29%, 4/26/02 (b)................   5,000,000   5,000,994
                                                          -----------
          Total Corporate Bonds..............              91,919,738
                                                          -----------
           Variable Rate Notes (21.7%)
          Asset Backed Securities (0.1%)
          Strategic Money Market Trust,
           2.00%, 12/13/02*..................   1,000,000   1,000,000
                                                          -----------
          Banking & Financial Services (7.7%)
          Anchor Holdings, 2.05%, 7/15/25*...   1,960,000   1,960,000
          Goldman Sachs Group, Inc.,
           1.92%, 11/22/02*..................  41,000,000  40,999,999
          H.C. Equities, 1.98%, 12/1/23*.....   4,990,000   4,990,000
          Sigma Finance, Inc.,
           1.82%, 4/30/02*...................   1,000,000   1,000,000
          Spira Millenium, 2.10%, 10/1/22*...   4,000,000   4,000,000
          Stone Creek, 2.00%, 9/1/26*........  14,485,000  14,485,000
          Wells Fargo & Co.,
           1.90%, 7/15/02*...................   3,000,000   3,000,000
                                                          -----------
                                                           70,434,999
                                                          -----------

          Variable Rate Notes, continued
                                               Principal   Amortized
                                                Amount       Cost
                                              ----------- ------------
         Distilled and Blended Liquors (0.7%)
         Diageo Capital, 1.98%, 3/12/03*..... $ 6,000,000 $  6,000,000
                                                          ------------
         Educational Services (0.9%)
         Seven Hills School,
          2.08%, 8/1/20*.....................   5,000,000    5,000,000
         Trevecca Nazarene University,
          2.05%, 9/1/21*.....................   3,000,000    3,000,000
                                                          ------------
                                                             8,000,000
                                                          ------------
         Environmental Services (0.5%)
         World Wildlife Fund, Inc.,
          2.04%, 7/1/30*.....................   5,000,000    5,000,000
                                                          ------------
         Food & Related (0.4%)
         Unilever, 1.92%, 10/24/02*..........   4,000,000    4,003,013
                                                          ------------
         Insurance (2.0%)
         Allstate Life Insurance Co.,
          2.11%, 4/1/03*.....................   2,000,000    2,000,000
         First All America Financial Life
          Insurance Co., 1.98% 2/3/03*.......   3,500,000    3,500,000
         Jackson National Life Insurance Co.,
          1.99%, 7/1/02*.....................   3,000,000    3,000,000
         New York Life Insurance Co.,
          2.18%, 8/28/02*....................   5,000,000    5,000,000
         United of Omaha Life Insurance Co.,
          1.94% 1/28/03*.....................   5,000,000    5,000,000
                                                          ------------
                                                            18,500,000
                                                          ------------
         Municipalities (1.3%)
         Bartlett, Illinois, Redevelopment
          Project, 2.02%, 1/1/20*............   5,000,000    5,000,000
         Gainesville & Hall County, Georgia,
          Development Authority,
          2.02%, 10/1/18*....................   6,890,000    6,890,000
                                                          ------------
                                                            11,890,000
                                                          ------------
         Personal Credit Institutions (1.8%)
         USA Education, Inc.,
          1.81%, 1/24/03*....................  16,000,000   15,997,443
                                                          ------------
         Public Golf Courses (0.4%)
         Indian Hills Country Club,
          1.95%, 8/1/25*.....................   3,800,000    3,800,000
                                                          ------------
         Special Purpose (0.6%)
         JW Harris Company, Inc.,
          2.05%, 1/1/20*.....................   5,250,000    5,250,000
                                                          ------------
         Special Trade Contractors (2.7%)
         K2 (USA), LLC, 2.43%, 8/15/02*......  25,000,000   24,998,137
                                                          ------------
         Telecommunications (0.9%)
         Bell South Telecommunications, Inc.,
          1.91%, 4/4/03*.....................   4,500,000    4,500,000
         Verizon Global Funding,
          1.88%, 3/18/03*....................   3,500,000    3,499,327
                                                          ------------
                                                             7,999,327
                                                          ------------
         Tires and Inner Tubes (0.2%)
         Quality Synthetic Rubber Co.,
          2.05%, 7/15/20*....................   1,571,000    1,571,000
         Trusts Companies (0.7%)
         Monet Trust, 2.11%, 6/28/02*........   5,000,000    5,000,000

                                   Continued

           BB&T FUNDS              Schedule of Portfolio Investments
           Prime Money Market Fund                    March 31, 2002
                                                         (Unaudited)

        Variable Rate Notes, continued
                                                 Principal    Amortized
                                                  Amount        Cost
                                                ----------- ------------
       Trusts Companies, continued
       Uri Trust, 2.04%, 12/18/02*............. $ 1,000,000 $  1,000,000
                                                            ------------
                                                               6,000,000
                                                            ------------
       Urban and Community Development (0.8%)
       Maryland Economic Development Corp.,
        2.02%, 10/15/22*.......................   7,000,000    7,000,000
                                                            ------------
       Total Variable Rate Notes...............              156,443,920
                                                            ------------
        Repurchase Agreement (9.4%)
       Bear Stearns Securities Corp., 1.97%,
        dated 3/28/02, maturing 4/1/02;
        (Collateralized fully by various
        Government Agency securities)..........  25,000,000   25,000,000
       Solomon Brothers Inc., 1.89%, dated
        3/28/02, maturing 4/1/02;
        (Collateralized fully by various
        Government Agency securities)..........  15,000,000   15,000,000
       Warburg Dillon Read, 1.93%, dated
        3/28/02, maturing 4/1/02;
        (Collateralized fully by various
        Government Agency securities)..........  45,627,000   45,627,000
                                                            ------------
       Total Repurchase Agreement..............               85,627,000
                                                            ------------
       Total Investments
        (Amortized Cost $914,497,217)(a) --
         100.5%................................              914,497,217
       Liabilities in excess of other assets --
         (0.5)%................................               (4,745,766)
                                                            ------------
       Net Assets -- 100.0%....................             $909,751,451
                                                            ============

--------
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The board of trustees has deemed these securities to be liquid.
* The interest rate for this variable rate note, which will change periodically, is based either on prime rate or an index of market rates. The rate reflected is the rate in effect as of March 31,2002.

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund


         Statement of Assets and Liabilities
                                                         March 31, 2002
                                                            (Unaudited)
        Assets:
        Investments, at amortized cost................... $828,870,217
        Repurchase agreements, at cost...................   85,627,000
                                                          ------------
          Total Investments..............................  914,497,217
        Cash.............................................          239
        Interest receivable..............................    2,195,239
        Prepaid expenses.................................       31,899
                                                          ------------
          Total Assets...................................  916,724,594
                                                          ------------
        Liabilities:
        Dividends payable................................      903,285
        Payable for investments purchased................    5,000,000
        Accrued expenses and other payables:
          Investment advisory fees.......................      296,653
          Administration fees............................       24,928
          Distribution fees..............................      208,774
          Other..........................................      539,503
                                                          ------------
          Total Liabilities..............................    6,973,143
                                                          ------------
        Net Assets:
        Capital..........................................  909,779,742
        Undistributed net investment income..............          774
        Net realized losses on investments...............      (29,065)
                                                          ------------
          Net Assets..................................... $909,751,451
                                                          ============
        Net Assets
          Class A Shares................................. $425,757,747
          Class B Shares.................................   73,673,255
          Class C Shares.................................       56,104
          Trust Shares...................................  410,264,345
                                                          ------------
          Total.......................................... $909,751,451
                                                          ============
        Outstanding units of beneficial interest (shares)
          Class A Shares.................................  425,771,559
          Class B Shares.................................   73,675,634
          Class C Shares.................................       56,104
          Trust Shares...................................  410,291,853
                                                          ------------
          Total..........................................  909,795,150
                                                          ============
        Net asset value
          Class A Shares................................. $       1.00
          Class B Shares offering and redemption price...         1.00
          Class C Shares offering and redemption price...         1.00
          Trust Shares...................................         1.00
                                                          ============

          Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
         Investment Income:
         Interest......................................... $10,098,586
                                                           -----------
         Expenses:
         Investment advisory fees.........................   1,648,068
         Administration fees..............................   1,030,040
         Distribution fees -- Class A Shares..............   1,058,415
         Distribution fees -- Class B Shares..............     408,250
         Distribution fees -- Class C Shares..............          25
         Custodian fees...................................      92,940
         Other............................................     570,801
                                                           -----------
         Total expenses before waivers....................   4,808,539
         Less expenses waived by the Investment Advisor...    (281,484)
         Less expenses waived by the Administrator and its
          affiliates......................................    (417,696)
                                                           -----------
           Net expenses...................................   4,109,359
                                                           -----------
         Net Investment Income............................   5,989,227
                                                           -----------
         Realized/Unrealized Gains (Losses) on
         Investments:
         Net realized losses on investments...............     (28,946)
                                                           -----------
         Change in net assets resulting from operations... $ 5,960,281
                                                           ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund


  Statements of Changes in Net Assets
                                                    For the Six      For the
                                                    Months Ended   Year Ended
                                                     March 31,    September 30,
                                                        2002          2001
                                                    ------------  -------------
                                                    (Unaudited)
 From Investment Activities:
 Operations:
  Net investment income............................ $  5,989,227  $ 23,869,002
  Net realized gains (losses) on investments.......      (28,946)          718
                                                    ------------  ------------
 Change in net assets resulting from operations....    5,960,281    23,869,720
                                                    ------------  ------------
 Dividends to Class A Shareholders:
  Net investment income............................   (2,920,422)  (14,688,492)
 Dividends to Class B Shareholders:
  Net investment income............................     (330,641)   (2,543,915)
 Dividends to Class C Shareholders:
  Net investment income............................          (11)           --
 Dividends to Trust Class Shareholders:
  Net investment income............................   (2,742,190)   (6,636,594)
                                                    ------------  ------------
 Change in net assets from shareholder dividends...   (5,993,264)  (23,869,001)
                                                    ------------  ------------
 Capital Transactions:
 Change in net assets from capital transactions....  163,746,865   348,843,058
                                                    ------------  ------------
 Change in net assets..............................  163,713,882   348,843,777
 Net Assets:
  Beginning of period..............................  746,037,569   397,193,792
                                                    ------------  ------------
  End of period.................................... $909,751,451  $746,037,569
                                                    ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund


 Financial Highlights, Class A Shares
                                                     For the Six        For the Year Ended       October 1,
                                                     Months Ended          September 30,           1997 to
                                                      March 31,     --------------------------  September 30,
                                                         2002         2001      2000     1999      1998(a)
                                                     ------------   --------  --------  ------  -------------
                                                     (Unaudited)
Net Asset Value, Beginning of Period................   $   1.00     $   1.00  $   1.00  $ 1.00     $ 1.00
                                                       --------     --------  --------  ------     ------
Investment Activities
  Net investment income.............................       0.01         0.04      0.05    0.04       0.05
                                                       --------     --------  --------  ------     ------
  Total from Investment Activities..................       0.01         0.04      0.05    0.04       0.05
                                                       --------     --------  --------  ------     ------
Dividends
  Net investment income.............................      (0.01)       (0.04)    (0.05)  (0.04)     (0.05)
                                                       --------     --------  --------  ------     ------
  Total Dividends...................................      (0.01)       (0.04)    (0.05)  (0.04)     (0.05)
                                                       --------     --------  --------  ------     ------
Net Asset Value, End of Period......................   $   1.00     $   1.00  $   1.00  $ 1.00     $ 1.00
                                                       ========     ========  ========  ======     ======
Total Return........................................       0.69%(b)     4.42%     5.35%   4.42%      4.93%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).....................   $425,758     $396,119  $277,219  $5,395     $3,262
Ratio of expenses to average net assets.............       1.09%(c)     1.01%     1.00%   0.80%      0.83%(c)
Ratio of net investment income to average net assets       1.38%(c)     4.22%     5.68%   4.34%      4.83%(c)
Ratio of expenses to average net assets*............       1.31%(c)     1.24%     1.25%   1.39%      1.43%(c)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.


              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund


 Financial Highlights, Class B Shares
                                                     For the Six      For the Year Ended     September 2,
                                                     Months Ended        September 30,          1998 to
                                                      March 31,    ------------------------  September 30,
                                                         2002        2001     2000    1999      1998(a)
                                                     ------------  -------  -------  ------  -------------
                                                     (Unaudited)
Net Asset Value, Beginning of Period................   $  1.00     $  1.00  $  1.00  $ 1.00      $1.00
                                                       -------     -------  -------  ------      -----
Investment Activities
  Net investment income.............................        --(b)     0.04     0.05    0.04         --(b)
                                                       -------     -------  -------  ------      -----
  Total from Investment Activities..................        --        0.04     0.05    0.04         --
                                                       -------     -------  -------  ------      -----
Dividends
  Net investment income.............................        --(b)    (0.04)   (0.05)  (0.04)        --(b)
                                                       -------     -------  -------  ------      -----
  Total dividends...................................        --       (0.04)   (0.05)  (0.04)        --
                                                       -------     -------  -------  ------      -----
Net Asset Value, End of Period......................   $  1.00     $  1.00  $  1.00  $ 1.00      $1.00
                                                       =======     =======  =======  ======      =====
Total Return........................................      0.39%(c)    3.80%    4.65%   3.64%      0.32%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000).....................   $73,673     $84,446  $41,644  $9,391      $ 300
Ratio of expenses to average net assets.............      1.70%(d)    1.61%    1.63%   1.56%      1.64%(d)
Ratio of net investment income to average net assets      0.81%(d)    3.58%    4.76%   3.58%      3.98%(d)
Ratio of expenses to average net assets*............      1.82%(d)    1.74%    1.80%   1.89%      1.99%(d)

* During the period, certain fees were voluntarily reduced . If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Amount less than $0.005.
(c)Not annualized.
(d)Annualized.


              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund


 Financial Highlights, C Class Shares
                                                                     January 30,
                                                                       2002 to
                                                                      March 31,
                                                                       2002(a)
                                                                     -----------
                                                                     (Unaudited)
Net Asset Value, Beginning of Period................................    $1.00
                                                                        -----
Investment Activities:
 Net investment income..............................................       --(b)
                                                                        -----
 Total from Investment Activities...................................       --
                                                                        -----
Dividends
 Net investment income..............................................       --(b)
                                                                        -----
 Total Dividends....................................................       --
                                                                        -----
Net Asset Value, End of Period......................................    $1.00
                                                                        =====
Total Return........................................................     0.07%(c)

Ratios/Supplementary Data:
Net Assets at end of period (000)...................................    $  56
Ratio of expenses to average net assets.............................     1.63%(d)
Ratio of net investment income to average net assets................     0.44%(d)
Ratio of expenses to average net assets*............................     1.71%(d)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Amount less than $0.005.
(c)Not annualized.
(d)Annualized.


              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund


 Financial Highlights, Trust Shares
                                              For the Six                                      October 1,
                                              Months Ended   For the Year Ended September 30,    1997 to
                                               March 31,     -------------------------------  September 30,
                                                  2002         2001        2000       1999       1998(a)
                                              ------------    --------    -------   -------   -------------
                                              (Unaudited)
Net Asset Value, Beginning of Period.........   $   1.00     $   1.00    $  1.00    $  1.00      $  1.00
                                                --------      --------    -------   -------      -------
Investment Activities
 Net investment income.......................       0.01         0.05       0.06       0.05         0.05
                                                --------      --------    -------   -------      -------
 Total from Investment Activities............       0.01         0.05       0.06       0.05         0.05
                                                --------      --------    -------   -------      -------
Dividends
 Net investment income.......................      (0.01)       (0.05)     (0.06)     (0.05)       (0.05)
                                                --------      --------    -------   -------      -------
 Total Dividends.............................      (0.01)       (0.05)     (0.06)     (0.05)       (0.05)
                                                --------      --------    -------   -------      -------
Net Asset Value, End of Period...............   $   1.00     $   1.00    $  1.00    $  1.00      $  1.00
                                                ========      ========    =======   =======      =======
Total Return.................................       0.89%(b)     4.84%      5.70%      4.69%        5.23%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..............   $410,264     $265,472    $78,331    $56,492      $37,769
Ratio of expenses to average net assets......       0.69%(c)     0.61%      0.63%      0.54%        0.55%(c)
Ratio of net investment income to average
 net assets..................................       1.72%(c)     4.34%      5.62%      4.57%        5.11%(c)
Ratio of expenses to average net assets*.....       0.81%(c)     0.75%      0.80%      0.88%        0.91%(c)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.


              See accompanying notes to the financial statements.

       BB&T FUNDS                      Schedule of Portfolio Investments
       U.S. Treasury Money Market Fund                    March 31, 2002
                                                             (Unaudited)

             U.S. Treasury Bills (18.5%):
                                            Principal    Amortized
                                             Amount        Cost
                                           ------------ ------------
             1.70%, 4/04/02*.............. $100,000,000 $ 99,985,625
             1.75%, 4/25/02*..............   25,000,000   24,970,500
             1.81%, 7/11/02*..............   25,000,000   24,879,221
                                                        ------------
             Total U.S. Treasury Bills....               149,835,346
                                                        ------------
             U.S. Treasury Notes (33.2%):
             6.63%, 4/30/02...............   40,000,000   40,108,239
             6.63%, 5/31/02...............   40,000,000   40,292,598
             6.38%, 6/30/02...............   40,000,000   40,437,030
             6.00%, 7/31/02...............   15,000,000   15,193,677
             6.13%, 8/31/02...............   40,000,000   40,687,381
             6.00%, 9/30/02...............   25,000,000   25,500,966
             5.75%, 10/31/02..............   25,000,000   25,549,443
             5.63%, 11/30/02..............   25,000,000   25,566,720
             5.13%, 12/31/02..............   15,000,000   15,288,924
                                                        ------------
             Total U.S. Treasury Notes....               268,624,978
                                                        ------------

          Repurchase Agreement (42.8%):
                                              Principal    Amortized
                                               Amount        Cost
                                             ------------ ------------
         First Boston, 1.85%, dated 3/28/02,
          maturing 4/1/02; (Collateralized
          fully by U.S. Treasury Bills)..... $ 98,314,605 $ 98,314,605
         Goldman, 1.75%, dated 3/28/02,
          maturing 4/1/02; (Collateralized
          fully by U.S. Treasury Bonds).....   48,000,000   48,000,000
         Lehman Brothers, 1.80%, dated
          3/28/02, maturing 4/1/02;
          (Collateralized fully by U.S.
          Treasury Bonds)...................  100,000,000  100,000,000
         Salomon Smith Barney, 1.80%,
          dated 3/28/02, maturing 4/1/02;
          (Collateralized fully by U.S.
          Treasury Bonds)...................  100,000,000  100,000,000
                                                          ------------
         Total Repurchase Agreements........               346,314,605
                                                          ------------
         Total Investments
          (Amortized Cost
          $764,774,929)(a) -- 94.5%.........               764,774,929
         Other assets in excess of
          liabilities -- 5.5%...............                44,796,024
                                                          ------------
         Net Assets -- 100.0%...............              $809,570,953
                                                          ============

--------
(a) Cost for federal income tax and financial reporting purposes are the same.
*   Rate disclosed represents the effective yield at March 31, 2002.

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

         Statement of Assets and Liabilities
                                                        March 31, 2002
                                                           (Unaudited)
        Assets:
        Investments, at amortized cost.................... $418,460,324
        Repurchase agreements, at cost....................  346,314,605
                                                           ------------
          Total Investments...............................  764,774,929
        Interest receivable...............................    5,097,411
        Receivable for capital shares issued..............        3,862
        Receivable for investments sold...................   41,325,000
        Prepaid expenses..................................       14,841
                                                           ------------
          Total Assets....................................  811,216,043
                                                           ------------
        Liabilities:
        Dividends payable.................................      812,010
        Payable for capital shares redeemed...............       11,133
        Accrued expenses and other payables:
          Investment advisory fees........................      225,832
          Administration fees.............................       27,790
          Distribution fees...............................       82,823
          Other...........................................      485,502
                                                           ------------
          Total Liabilities...............................    1,645,090
                                                           ------------
        Net Assets:
        Capital...........................................  809,570,738
        Undistributed net investment income...............          215
                                                           ------------
        Net Assets........................................ $809,570,953
                                                           ============
        Net Assets
          Class A Shares.................................. $208,561,987
          Class B Shares..................................   16,941,880
          Class C Shares..................................       10,003
          Trust Shares....................................  584,057,083
                                                           ------------
          Total........................................... $809,570,953
                                                           ============
        Outstanding units of beneficial interest (shares)
          Class A Shares..................................  208,562,080
          Class B Shares..................................   16,941,878
          Class C Shares..................................       10,003
          Trust Shares....................................  584,056,869
                                                           ------------
          Total...........................................  809,570,830
                                                           ============
        Net asset value
          Class A Shares.................................. $       1.00
          Class B Shares -- offering price and redemption
           price per share................................         1.00
          Class C Shares -- offering price and redemption
           price per share................................         1.00
          Trust Shares....................................         1.00
                                                           ============

         Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
        Investment Income:
        Interest............................................ $8,737,620
        Income from securities lending......................     10,923
                                                             ----------
          Total Investment Income...........................  8,748,543
                                                             ----------
        Expenses:
        Investment advisory fees............................  1,539,507
        Administration fees.................................    962,190
        Distribution fees -- Class A Shares.................    525,233
        Distribution fees -- Class B Shares.................     87,917
        Distribution fees -- Class C Shares.................         16
        Custodian fees......................................    188,395
        Other...............................................    440,400
                                                             ----------
          Total expenses before waivers.....................  3,743,658
          Less expenses waived by the Investment Advisor....   (358,958)
          Less expenses waived by the Administrator and its
           affiliates.......................................   (141,529)
                                                             ----------
          Net Expenses......................................  3,243,171
                                                             ----------
        Net Investment Income...............................  5,505,372
                                                             ----------
        Change in net assets resulting from operations...... $5,505,372
                                                             ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund



 Statements of Changes in Net Assets
                                                             For the Six      For the
                                                             Months Ended   Year Ended
                                                              March 31,    September 30,
                                                                 2002          2001
                                                             ------------  -------------
                                                             (Unaudited)
From Investment Activities:
Operations:
 Net investment income...................................... $  5,505,372  $ 27,794,525
                                                             ------------  ------------
Change in net assets resulting from operations..............    5,505,372    27,794,525
                                                             ------------  ------------
Dividends to Class A Shareholders:
 Net investment income......................................   (1,256,229)   (8,014,471)
Dividends to Class B Shareholders:
 Net investment income......................................      (50,461)     (441,937)
Dividends to Class C Shareholders:
 Net investment income......................................           (6)           --
Dividends to Trust Class Shareholders:
 Net investment income......................................   (4,198,707)  (19,338,117)
                                                             ------------  ------------
Change in net assets from shareholder dividends.............   (5,505,403)  (27,794,525)
                                                             ------------  ------------
Capital Transactions:
Change in net assets from capital transactions..............   87,434,196   145,714,615
                                                             ------------  ------------
Change in net assets........................................   87,434,165   145,714,615
Net Assets:
 Beginning of period........................................  722,136,788   576,422,173
                                                             ------------  ------------
 End of period.............................................. $809,570,953  $722,136,788
                                                             ============  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund



 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.


                                                             For the Six
                                                             Months Ended          For the Year Ended September 30,
                                                              March 31,     ---------------------------------------------
                                                                 2002         2001      2000      1999     1998     1997
                                                             ------------   --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period........................   $   1.00     $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                                               --------     --------  --------  -------  -------  -------
Investment Activities
 Net investment income......................................       0.01         0.04      0.05     0.04     0.05     0.04
                                                               --------     --------  --------  -------  -------  -------
 Total from Investment Activities...........................       0.01         0.04      0.05     0.04     0.05     0.04
                                                               --------     --------  --------  -------  -------  -------
Dividends
 Net investment income......................................      (0.01)       (0.04)    (0.05)   (0.04)   (0.05)   (0.04)
                                                               --------     --------  --------  -------  -------  -------
 Total Dividends............................................      (0.01)       (0.04)    (0.05)   (0.04)   (0.05)   (0.04)
                                                               --------     --------  --------  -------  -------  -------
Net Asset Value, End of Period..............................   $   1.00     $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                                               ========     ========  ========  =======  =======  =======
Total Return................................................       0.60%(a)     4.20%     4.98%    4.08%    4.75%    4.50%

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................   $208,562     $208,914  $170,380  $42,241  $41,478  $32,541
Ratio of expenses to average net assets.....................       1.09%(b)     1.03%     1.00%    0.84%    0.86%    0.95%
Ratio of net investment income to average net assets........       1.20%(b)     4.08%     5.11%    4.00%    4.65%    4.41%
Ratio of expenses to average net assets*....................       1.31%(b)     1.23%     1.23%    1.23%    1.26%    1.25%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.


              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund


 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.


                                                     For the Six
                                                     Months Ended      For the Year Ended September 30,
                                                      March 31,    ----------------------------------------
                                                         2002        2001     2000    1999    1998    1997
                                                     ------------  -------  -------  ------  ------  ------
                                                      (Unaudited)
Net Asset Value, Beginning of Period................   $  1.00     $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                                                       -------     -------  -------  ------  ------  ------
Investment Activities
  Net investment income.............................        --(a)     0.04     0.04    0.03    0.04    0.04
                                                       -------     -------  -------  ------  ------  ------
  Total from Investment Activities..................        --        0.04     0.04    0.03    0.04    0.04
                                                       -------     -------  -------  ------  ------  ------
Dividends
  Net investment income.............................        --(a)    (0.04)   (0.04)  (0.03)  (0.04)  (0.04)
                                                       -------     -------  -------  ------  ------  ------
  Total Dividends...................................        --       (0.04)   (0.04)  (0.03)  (0.04)  (0.04)
                                                       -------     -------  -------  ------  ------  ------
Net Asset Value, End of Period......................   $  1.00     $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                                                       =======     =======  =======  ======  ======  ======
Total Return........................................      0.28%(b)    3.56%    4.28%   3.31%   3.97%   3.67%

Ratios/Supplementary Data:
Net Assets, End of Period (000).....................   $16,942     $18,449  $10,425  $2,264  $1,255  $1,502
Ratio of expenses to average net assets.............      1.72%(c)    1.63%    1.63%   1.59%   1.61%   1.75%
Ratio of net investment income to average net assets      0.57%(c)    3.36%    4.43%   3.25%   3.90%   3.61%
Ratio of expenses to average net assets*............      1.82%(c)    1.73%    1.73%   1.73%   1.76%   1.75%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Amount is less then $.005.
(b)Not annualized.
(c)Annualized.


              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund


 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                    January 30,
                                                                      2002 to
                                                                     March 31,
                                                                      2002(a)
                                                                    -----------
                                                                    (Unaudited)
Net Asset Value, Beginning of Period...............................    $1.00
                                                                       -----
Investment Activities:
  Net investment income............................................       --(b)
                                                                       -----
  Total from Investment Activities.................................       --
                                                                       -----
Dividends
  Net investment income............................................       --(b)
                                                                       -----
  Total Dividends..................................................       --
                                                                       -----
Net Asset Value, End of Period.....................................    $1.00
                                                                       =====
Total Return.......................................................     0.06%(c)

Ratios/Supplementary Data:
Net Assets, End of period (000)....................................    $  10
Ratio of expenses to average net assets............................     1.65%(d)
Ratio of net investment income to average net assets...............     0.36%(d)
Ratio of expenses to average net assets*...........................     1.74%(d)

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Amount is less than $.005.
(c)Not Annualized.
(d)Annualized.


              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund



 Financial Highlights, Trust Shares

 Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                    For the Six
                                    Months Ended           For the Year Ended September 30,
                                     March 31,     ------------------------------------------------
                                        2002         2001      2000      1999      1998      1997
                                    ------------   --------  --------  --------  --------  --------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period............................   $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                      --------     --------  --------  --------  --------  --------
Investment Activities
 Net investment income.............       0.01         0.05      0.05      0.04      0.05      0.05
                                      --------     --------  --------  --------  --------  --------
 Total from Investment Activities..       0.01         0.05      0.05      0.04      0.05      0.05
                                      --------     --------  --------  --------  --------  --------
Dividends
 Net investment income.............      (0.01)       (0.05)    (0.05)    (0.04)    (0.05)    (0.05)
                                      --------     --------  --------  --------  --------  --------
 Total Dividends...................      (0.01)       (0.05)    (0.05)    (0.04)    (0.05)    (0.05)
                                      --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period.....   $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                      ========     ========  ========  ========  ========  ========
Total Return.......................       0.78%(a)     4.59%     5.33%     4.34%     5.01%     4.71%

Ratios/Supplementary Data:
Net Assets, End of Period (000)....   $584,057     $494,773  $395,617  $282,585  $235,796  $266,840
Ratio of expenses to average net
 assets............................       0.72%(b)     0.63%     0.63%     0.59%     0.61%     0.75%
Ratio of net investment income to
 average net assets................       1.55%(b)     4.46%     5.24%     4.26%     4.90%     4.61%
Ratio of expenses to average net
 assets*...........................       0.81%(b)     0.73%     0.73%     0.73%     0.76%     0.75%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.


              See accompanying notes to the financial statements.

   BB&T FUNDS                               Schedule of Portfolio Investments
   Capital Manager Conservative Growth Fund                    March 31, 2002
                                                                  (Unaudited)


          Investment Companies (100.3%)
                                                  Shares     Value
                                                  ------- -----------
         BB&T Balanced Fund...................... 522,785 $ 6,179,324
         BB&T Intermediate Corporate Bond
          Fund................................... 350,821   3,480,143
         BB&T Intermediate U.S. Government
          Bond Fund.............................. 693,330   6,967,965
         BB&T International Equity Fund.......... 260,949   2,092,809
         BB&T Large Company Growth Fund.......... 242,341   2,181,067
         BB&T Large Company Value Fund........... 180,241   3,238,936
         BB&T Mid Cap Growth Fund................  63,824     670,791
         BB&T Mid Cap Value Fund.................  71,507   1,010,388
         BB&T Short U.S. Government Income
          Fund................................... 353,638   3,486,873
         BB&T Small Company Growth Fund..........  54,538     725,901
         BB&T U.S. Treasury Money Market
          Fund................................... 935,647     935,647
                                                          -----------
         Total Investment Companies..............          30,969,844
                                                          -----------
         Total Investments In Affiliates
          (Cost $33,896,364)(a) -- 100.3%........          30,969,844
         Liabilities in excess of other assets --
          (0.3)%.................................             (89,037)
                                                          -----------
         Net Assets -- 100.0%....................         $30,880,807
                                                          ===========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $   243,037
                    Unrealized depreciation....  (3,169,557)
                                                -----------
                    Net unrealized depreciation $(2,926,520)
                                                ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

       Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
      Assets:
      Investments in affiliates, at value
       (cost $33,896,364)................................... $30,969,844
      Dividends receivable..................................      73,153
      Prepaid expenses......................................         937
                                                             -----------
        Total Assets........................................  31,043,934
                                                             -----------
      Liabilities:
      Dividends payable.....................................     155,693
        Investment advisory fees............................       3,937
        Administration fees.................................         635
        Distribution fees...................................       1,388
        Other...............................................       1,474
                                                             -----------
        Total Liabilities...................................     163,127
                                                             -----------
      Net Assets:
        Capital.............................................  33,773,378
        Undistributed net investment income.................       3,406
        Net realized gains on investments...................      30,543
        Net unrealized depreciation on investments..........  (2,926,520)
                                                             -----------
        Net Assets.......................................... $30,880,807
                                                             ===========
      Net Assets
        Class A Shares...................................... $   746,426
        Class B Shares......................................   1,467,365
        Class C Shares......................................      14,789
        Trust Shares........................................  28,652,227
                                                             -----------
        Total............................................... $30,880,807
                                                             ===========
      Outstanding units of beneficial interest (shares)
        Class A Shares......................................      81,445
        Class B Shares......................................     160,099
        Class C Shares......................................       1,619
        Trust Shares........................................   3,110,183
                                                             -----------
        Total...............................................   3,353,346
                                                             ===========
      Net asset value
        Class A Shares -- redemption price per share........ $      9.16
        Class B Shares -- offering price and redemption
         price per share*...................................        9.17
        Class C Shares -- offering price and redemption
         price per share*...................................        9.13
        Trust Shares -- offering price and redemption price
         per share..........................................        9.21
                                                             ===========
      Maximum Sales Charge -- Class A Shares................        5.75%
                                                             ===========
      Maximum Offering Price (100%/(100%-Maximum
       Sales Charge) of net asset value adjusted to the
       nearest cent) per share -- Class A Shares............ $      9.72
                                                             ===========

* Redemption price per share varies by length of time shares are held.

          Statement of Operations
                               For the Six Months Ended March 31, 2002
                                                           (Unaudited)
         Investment Income:
         Dividend income from affiliates.................. $  456,926
                                                           ----------
           Total Investment Income........................    456,926
                                                           ----------
         Expenses:
         Investment advisory fees.........................     37,834
         Administration fees..............................     37,834
         Distribution fees -- Class A Shares..............      1,717
         Distribution fees -- Class B Shares..............      5,929
         Distribution fees -- Class C Shares..............         41
         Accounting fees..................................     10,146
         Custodian fees...................................      4,218
         Transfer agent fees..............................     22,481
         Other............................................      7,978
                                                           ----------
         Total expenses before waivers....................    128,178
         Less expenses waived by the Investment Advisor...    (15,133)
         Less expenses waived by the Administrator and its
          affiliates......................................    (15,992)
                                                           ----------
           Net Expenses...................................     97,053
                                                           ----------
         Net Investment Income............................    359,873
                                                           ----------
         Net realized losses on investment transactions...   (104,218)
         Net realized gain distributions from underlying
          funds...........................................    236,323
         Change in unrealized appreciation/depreciation on
          investments.....................................    582,140
                                                           ----------
         Net realized/unrealized gains on investments.....    714,245
                                                           ----------
         Change in net assets resulting from operations... $1,074,118
                                                           ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund


 Statements of Changes in Net Assets
                                                                 For the Six
                                                                   Months     For the Year
                                                                    Ended         Ended
                                                                  March 31,   September 30,
                                                                    2002          2001
                                                                 -----------  -------------
                                                                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income......................................... $   359,873   $   986,676
  Net realized losses on investments with affiliates............    (104,218)     (507,424)
  Net realized gains distributions from underlying funds........     236,323     1,081,372
  Change in unrealized appreciation/depreciation on investments.     582,140    (3,690,950)
                                                                 -----------   -----------
Change in net assets resulting from operations..................   1,074,118    (2,130,326)
                                                                 -----------   -----------
Dividends to Class A Shareholders:
  Net investment income.........................................      (7,772)      (12,233)
  Net realized gains from investments...........................     (13,762)      (16,144)
Dividends to Class B Shareholders:
  Net investment income.........................................      (9,924)      (14,132)
  Net realized gains from investments...........................     (21,679)      (12,991)
Dividends to Class C Shareholders:
  Net investment income.........................................         (62)          (20)
  From net realized gains from investment transactions..........         (38)           --
Dividends to Trust Class Shareholders:
  Net investment income.........................................    (336,793)     (955,050)
  Net realized gains from investments...........................    (557,249)   (1,722,866)
                                                                 -----------   -----------
Change in net assets from shareholder dividends.................    (947,279)   (2,733,436)
                                                                 -----------   -----------
Capital Transactions:
Change in net assets from capital transactions..................   1,589,788     1,776,667
                                                                 -----------   -----------
Change in net assets............................................   1,716,627    (3,087,095)
Net Assets:
  Beginning of period...........................................  29,164,180    32,251,275
                                                                 -----------   -----------
  End of period................................................. $30,880,807   $29,164,180
                                                                 ===========   ===========



              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund



                     Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                             For the Six      For the Year Ended      January 29,
                                                             Months Ended        September 30,          1998 to
                                                              March 31,    ------------------------  September 30,
                                                                 2002        2001     2000    1999      1998(a)
                                                             ------------  ------    ------  ------  -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $ 9.12     $10.71    $10.39  $10.05     $10.09
                                                                ------     ------    ------  ------     ------
Investment Activities
 Net investment income......................................      0.13      0.28 (b)   0.38    0.30       0.19
 Net realized and unrealized gains (losses) on investments
   with affiliates..........................................      0.19      (0.99)     0.54    0.52      (0.01)
                                                                ------     ------    ------  ------     ------
 Total from Investment Activities...........................      0.32      (0.71)     0.92    0.82       0.18
                                                                ------     ------    ------  ------     ------
Dividends
 Net investment income......................................     (0.10)     (0.30)    (0.38)  (0.31)     (0.22)
 Net realized gains.........................................     (0.18)     (0.58)    (0.22)  (0.17)        --
                                                                ------     ------    ------  ------     ------
 Total Dividends............................................     (0.28)     (0.88)    (0.60)  (0.48)     (0.22)
                                                                ------     ------    ------  ------     ------
Net Asset Value, End of Period..............................    $ 9.16     $ 9.12    $10.71  $10.39     $10.05
                                                                ======     ======    ======  ======     ======
Total Return (excludes sales charge)........................      3.52%(c)  (7.10)%    9.08%   8.19%      1.89%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $  746     $  555    $  293  $  532     $  119
Ratio of expenses to average net assets.....................      0.84%(d)   0.78%     0.66%   0.62%      0.83%(d)
Ratio of net investment income to average net assets........      2.19%(d)   2.87%     3.55%   2.95%      2.91%(d)
Ratio of expenses to average net assets*....................      1.29%(d)   1.23%     1.10%   1.07%      1.33%(d)
Portfolio turnover (e)......................................      1.58%     35.75%    38.27%  16.45%      4.28%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Per share net investment income has been calculated using the daily average shares method.
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund



                     Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the Six       For the       For the     January 29,
                                                   Months Ended    Year Ended    Year Ended      1999 to
                                                    March 31,     September 30, September 30, September 30,
                                                       2002           2001          2000         1999(a)
                                                   ------------   ------------- ------------- -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............    $ 9.13         $10.71        $10.39        $10.54
                                                      ------         ------        ------        ------
Investment Activities
 Net investment income............................      0.09           0.22          0.29          0.21
 Net realized and unrealized gains (losses) on
   investments with affiliates....................      0.20          (0.98)         0.56         (0.15)
                                                      ------         ------        ------        ------
 Total from Investment Activities.................      0.29          (0.76)         0.85          0.06
                                                      ------         ------        ------        ------
Dividends
 Net investment income............................     (0.07)         (0.24)        (0.31)        (0.21)
 Net realized gains...............................     (0.18)         (0.58)        (0.22)           --
                                                      ------         ------        ------        ------
 Total Dividends..................................     (0.25)         (0.82)        (0.53)        (0.21)
                                                      ------         ------        ------        ------
Net Asset Value, End of Period....................    $ 9.17         $ 9.13        $10.71        $10.39
                                                      ======         ======        ======        ======
Total Return (excludes redemption charge).........      3.08%(b)      (7.50)%        8.31%         0.59%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................    $1,467         $  916        $  150        $  110
Ratio of expenses to average net assets...........      1.59% (c)      1.58%         1.41%         1.35% (c)
Ratio of net investment income to average net
 assets...........................................      1.43% (c)      1.85%         2.75%         3.92% (c)
Ratio of expenses to average net assets*..........      1.79% (c)      1.78%         1.60%         1.75% (c)
Portfolio turnover (d)............................      1.58%         35.75%        38.27%        16.45%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund



                     Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                             For the Six    February 1,
                                                             Months Ended     2001 to
                                                              March 31,    September 30,
                                                                 2002         2001(a)
                                                             ------------  -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $ 9.10        $10.06
                                                                ------        ------
Investment Activities
 Net investment income......................................      0.10          0.10
 Net realized and unrealized gains (losses) on investments
   with affiliates..........................................      0.18         (0.93)
                                                                ------        ------
 Total from Investment Activities...........................      0.28         (0.83)
                                                                ------        ------
Dividends
 Net investment income......................................     (0.07)        (0.13)
 Net realized gains.........................................     (0.18)           --
                                                                ------        ------
 Total Dividends............................................     (0.25)        (0.13)
                                                                ------        ------
Net Asset Value, End of Period..............................    $ 9.13        $ 9.10
                                                                ======        ======
Total Return (excludes redemption charge)...................      3.10%(b)     (8.30)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $   15        $    2
Ratio of expenses to average net assets.....................      1.57%(c)      1.71%(c)
Ratio of net investment income to average net assets........      1.32%(c)      1.58%(c)
Ratio of expenses to average net assets*....................      1.79%(c)      1.73%(c)
Portfolio turnover (d)......................................      1.58%        35.75%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund


 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the Six       For the Year Ended       October 2,
                                                   Months Ended         September 30,           1997 to
                                                    March 31,    --------------------------  September 30,
                                                       2002        2001      2000     1999      1998(a)
                                                   ------------  -------   -------  -------  -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $  9.17     $ 10.75   $ 10.43  $ 10.08     $ 10.00
                                                     -------     -------   -------  -------     -------
Investment Activities
 Net investment income............................      0.11        0.32      0.40     0.32        0.32
 Net realized and unrealized gains (losses) on
   investments with affiliates....................      0.22       (1.00)     0.55     0.53        0.08
                                                     -------     -------   -------  -------     -------
 Total from Investment Activities.................      0.33       (0.68)     0.95     0.85        0.40
                                                     -------     -------   -------  -------     -------
Dividends
 Net investment income............................     (0.11)      (0.32)    (0.41)   (0.33)      (0.32)
 Net realized gains...............................     (0.18)      (0.58)    (0.22)   (0.17)         --
                                                     -------     -------   -------  -------     -------
 Total Dividends..................................     (0.29)      (0.90)    (0.63)   (0.50)      (0.32)
                                                     -------     -------   -------  -------     -------
Net Asset Value, End of Period....................   $  9.21     $  9.17   $ 10.75  $ 10.43     $ 10.08
                                                     =======     =======   =======  =======     =======
Total Return......................................      3.62%(b)   (6.77)%    9.31%    8.47%       3.95%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................   $28,652     $27,691   $31,808  $32,590     $23,773
Ratio of expenses to average net assets...........      0.60%(c)    0.51%     0.41%    0.38%       0.47%(c)
Ratio of net investment income to average net
 assets...........................................      2.42%(c)    3.26%     3.75%    3.15%       3.12%(c)
Ratio of expenses to average net assets*..........      0.80%(c)    0.71%     0.60%    0.58%       0.67%(c)
Portfolio turnover (d)............................      1.58%      35.75%    38.27%   16.45%       4.28%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

     BB&T FUNDS                           Schedule of Portfolio Investments
     Capital Manager Moderate Growth Fund                    March 31, 2002
                                                                (Unaudited)

 Investment Companies (100.2%)
                                                              Shares      Value
                                                             --------- -----------
BB&T Balanced Fund..........................................   331,414 $ 3,917,315
BB&T Intermediate Corporate Bond Fund.......................   229,042   2,272,096
BB&T Intermediate U.S. Government Bond Fund.................   452,703   4,549,670
BB&T International Equity Fund..............................   398,735   3,197,857
BB&T Large Company Growth Fund..............................   527,943   4,751,484
BB&T Large Company Value Fund...............................   395,617   7,109,246
BB&T Mid Cap Growth Fund....................................    97,081   1,020,325
BB&T Mid Cap Value Fund.....................................   108,359   1,531,115
BB&T Short U.S. Government Income Fund......................   230,967   2,277,332
BB&T Small Company Growth Fund..............................    82,453   1,097,444
BB&T U.S. Treasury Money Market Fund........................ 1,009,843   1,009,843
                                                                       -----------
Total Investment Companies..................................            32,733,727
                                                                       -----------
Total Investments In Affiliates.............................
 (Cost $36,641,972)(a) -- 100.2%............................            32,733,727
Liabilities in excess of other assets -- (0.2%).............               (52,075)
                                                                       -----------
Net Assets -- 100.0%........................................           $32,681,652
                                                                       ===========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

             Unrealized appreciation................. $   429,889
             Unrealized depreciation.................  (4,338,134)
                                                      -----------
             Net unrealized depreciation............. $(3,908,245)
                                                      ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund


        Statement of Assets and Liabilities
                                                          March 31, 2002
                                                             (Unaudited)
       Assets:
       Investment in affiliates, at value
        (Cost $36,641,972).................................. $32,733,727
       Dividends receivable.................................      52,622
       Receivable for capital shares issued.................      16,339
       Prepaid expenses.....................................       1,011
                                                             -----------
         Total Assets.......................................  32,803,699
                                                             -----------
       Liabilities:
       Dividends payable....................................      82,666
       Payable for capital shares redeemed..................       4,000
       Accrued expenses and other payables:
         Investment advisory fees...........................       4,159
         Administration fees................................         671
         Distribution fees..................................       4,445
         Other..............................................      26,106
                                                             -----------
         Total Liabilities..................................     122,047
                                                             -----------
       Net Assets:
       Capital..............................................  36,538,578
       Dividends in excess of net investment income.........        (827)
       Net realized gains on investments....................      52,146
       Net unrealized depreciation on investments...........  (3,908,245)
                                                             -----------
         Net Assets......................................... $32,681,652
                                                             ===========
       Net Assets...........................................
         Class A Shares..................................... $ 3,219,827
         Class B Shares.....................................   4,310,018
         Class C Shares.....................................     193,834
         Trust Shares.......................................  24,957,973
                                                             -----------
         Total.............................................. $32,681,652
                                                             ===========
       Outstanding units of beneficial interest (shares)....
         Class A Shares.....................................     361,722
         Class B Shares.....................................     488,032
         Class C Shares.....................................      21,903
         Trust Shares.......................................   2,802,111
                                                             -----------
         Total..............................................   3,673,768
                                                             ===========
       Net asset value......................................
         Class A Shares -- redemption price per share....... $      8.90
         Class B Shares -- offering and redemption price
          per share*........................................        8.83
         Class C Shares -- offering and redemption price
          per share*........................................        8.85
         Trust Shares --  offering and redemption price per
          share.............................................        8.91
                                                             ===========
       Maximum Sales Charge -- Class A Shares...............        5.75%
                                                             ===========
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares........... $      9.44
                                                             ===========

* Redemption price per share varies by length of time shares are held.

       Statement of Operations
                                  For the Six Months Ended March 31, 2002
                                                              (Unaudited)
      Investment Income:
      Dividends from affiliates.............................. $  324,324
                                                              ----------
       Total Investment Income:..............................    324,324
                                                              ----------
      Expenses:
      Investment advisory fees...............................     39,678
      Administration fees....................................     39,678
      Distribution fees -- Class A Shares....................      6,823
      Distribution fees -- Class B Shares....................     18,344
      Distribution fees --  Class C Shares...................        945
      Accounting fees........................................     12,790
      Custodian fees.........................................      3,021
      Transfer agent fees....................................     34,137
      Other..................................................     14,068
                                                              ----------
       Total expenses before waivers.........................    169,484
      Less expenses waived by the Investment Advisor.........    (15,871)
      Less expenses waived by the Administrator and its
       affiliates............................................    (19,283)
                                                              ----------
       Net expenses..........................................    134,330
                                                              ----------
      Net Investment Income..................................    189,994
                                                              ----------
      Realized/Unrealized Gains (Losses) on Investments:
      Net realized losses on investment with affiliates......   (201,174)
      Net realized gain distributions from underlying funds..    395,832
      Change in unrealized appreciation/depreciation on
       investments...........................................  1,366,419
                                                              ----------
      Net realized/unrealized gains on investments...........  1,561,077
                                                              ----------
      Change in net assets resulting from operations......... $1,751,071
                                                              ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund


 Statements of Changes in Net Assets

                                                             For the Six  For the Year
                                                             Months Ended     Ended
                                                              March 31,   September 30,
                                                                 2002         2001
                                                             ------------ -------------
                                                             (Unaudited)
From Investment Activities:
Operations:
 Net investment income...................................... $   189,994   $   754,977
 Net realized losses on investments with affiliates.........    (201,174)     (274,674)
 Net realized gain distributions from underlying funds......     395,832     1,459,011
 Change in unrealized appreciation/depreciation on
   investments..............................................   1,366,419    (6,436,076)
                                                             -----------   -----------
Change in net assets resulting from operations..............   1,751,071    (4,496,762)
                                                             -----------   -----------
Dividends to Class A Shareholders:
 Net investment income......................................     (15,546)      (39,889)
 Net realized gains from investments........................    (102,015)      (83,725)
Dividends to Class B Shareholders:
 Net investment income......................................      (7,782)      (23,069)
 Net realized gains from investments........................    (140,634)      (37,489)
Dividends to Class C Shareholders:
 Net investment income......................................        (332)       (1,137)
 Net realized gains from investments........................      (7,615)           --
Dividends to Trust Class Shareholders:
 Net investment income......................................    (163,543)     (687,345)
 Net realized gains from investments........................  (1,001,416)   (1,839,389)
                                                             -----------   -----------
Change in net assets from shareholder dividends.............  (1,438,883)   (2,712,043)
                                                             -----------   -----------
Capital Transactions:
Change in net assets from capital transactions..............   1,849,273     7,254,014
                                                             -----------   -----------
Change in net assets........................................   2,161,461        45,209
Net Assets:
 Beginning of period........................................  30,520,191    30,474,982
                                                             -----------   -----------
 End of period.............................................. $32,681,652   $30,520,191
                                                             ===========   ===========


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund


 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.
                                              For the Six      For the Year Ended      January 29,
                                              Months Ended        September 31,          1998 to
                                               March 31,    ------------------------  September 30,
                                                  2002        2001     2000    1999      1998(a)
                                              ------------  -------   ------  ------  -------------
                                              (Unaudited)
Net Asset Value, Beginning of Period.........    $ 8.82     $ 11.25   $10.65  $ 9.85     $10.01
                                                 ------     -------   ------  ------     ------
Investment Activities
 Net investment income.......................      0.06        0.23     0.31    0.22       0.15
 Net realized and unrealized gains (losses)
   on investments with affiliates............      0.44       (1.70)    0.89    1.06      (0.15)
                                                 ------     -------   ------  ------     ------
 Total from Investment Activities............      0.50       (1.47)    1.20    1.28         --
                                                 ------     -------   ------  ------     ------
Dividends
 Net investment income.......................     (0.05)      (0.24)   (0.31)  (0.23)     (0.16)
 Net realized gains..........................     (0.37)      (0.72)   (0.29)  (0.25)        --
                                                 ------     -------   ------  ------     ------
 Total Dividends.............................     (0.42)      (0.96)   (0.60)  (0.48)     (0.16)
                                                 ------     -------   ------  ------     ------
Net Asset Value, End of Period...............    $ 8.90     $  8.82   $11.25  $10.65     $ 9.85
                                                 ======     =======   ======  ======     ======
Total Return (excludes sales charge).........      5.55%(b)  (14.00)%  11.35%  13.07%      0.10%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..............    $3,220     $ 2,206   $1,318  $1,635     $1,146
Ratio of expenses to average net assets......      0.95%(c)    0.78%    0.74%   0.68%      0.93%(c)
Ratio of net investment income to average
 net assets..................................      1.10%(c)    2.14%    2.67%   1.93%      1.93%(c)
Ratio of expenses to average net assets*.....      1.40%(c)    1.23%    1.19%   1.13%      1.39%(c)
Portfolio turnover (d).......................      6.23%      24.24%   46.69%  17.33%      4.85%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund


 Financial Highlights, Class B Shares
Selected data for a share of beneficial
interest outstanding throughout the periods
indicated.
                                                                 For the
                                              For the Six      Year Ended      January 29,
                                              Months Ended    September 31,      1999 to
                                               March 31,    ----------------  September 30,
                                                  2002        2001     2000      1999(a)
                                              ------------  -------   ------  -------------
                                              (Unaudited)
Net Asset Value, Beginning of Period.........    $ 8.75     $ 11.21   $10.64     $10.64
                                                 ------     -------   ------     ------
Investment Activities:
 Net investment income.......................      0.02        0.19     0.22       0.14
 Net realized and unrealized gains (losses)
   on investments with affiliates............      0.45       (1.74)    0.88         --
                                                 ------     -------   ------     ------
 Total from Investment Activities............      0.47       (1.55)    1.10       0.14
                                                 ------     -------   ------     ------
Dividends
 Net investment income.......................     (0.02)      (0.19)   (0.24)     (0.14)
 Net realized gains..........................     (0.37)      (0.72)   (0.29)        --
                                                 ------     -------   ------     ------
 Total Dividends.............................     (0.39)      (0.91)   (0.53)     (0.14)
                                                 ------     -------   ------     ------
Net Asset Value, End of Period...............    $ 8.83     $  8.75   $11.21     $10.64
                                                 ======     =======   ======     ======
Total Return (excludes redemption charge)....      5.25%(b)  (14.82)%  10.45%      1.29%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)..............    $4,310     $ 3,096   $  542     $  197
Ratio of expenses to average net assets......      1.70%(c)    1.55%    1.54%      1.47%(c)
Ratio of net investment income to average
 net assets..................................      0.36%(c)    1.05%    1.94%      2.54%(c)
Ratio of expenses to average net assets*.....      1.90%(c)    1.75%    1.69%      1.78%(c)
Portfolio turnover (d).......................      6.23%      24.24%   46.69%     17.33%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund


   Financial Highlights, Class C Shares

  Selected data for a share of beneficial
  interest outstanding throughout the periods indicated.

                                                For the Six    February 1,
                                                Months Ended     2001 to
                                                 March 31,    September 30,
                                                    2002         2001(a)
                                                ------------  -------------
                                                (Unaudited)
  Net Asset Value, Beginning of Period.........    $ 8.77        $ 10.23
                                                   ------        -------
  Investment Activities:
   Net investment income.......................      0.02           0.05
   Net realized and unrealized gains (losses)
     on investments with affiliates............      0.45          (1.45)
                                                   ------        -------
   Total from Investment Activities............      0.47          (1.40)
                                                   ------        -------
  Dividends
   Net investment income.......................     (0.02)         (0.06)
   Net realized gains..........................     (0.37)            --
                                                   ------        -------
   Total Dividends.............................     (0.39)         (0.06)
                                                   ------        -------
  Net Asset Value, End of Period...............    $ 8.85        $  8.77
                                                   ======        =======
  Total Return (excludes redemption charge)....      5.20%(b)     (13.75)%(b)

  Ratios/Supplementary Data:
  Net Assets, End of Period (000)..............    $  194        $   178
  Ratio of expenses to average net assets......      1.70%(c)       1.55%(c)
  Ratio of net investment income to average
   net assets..................................      0.34%(c)       0.74%(c)
  Ratio of expenses to average net assets*.....      1.90%(c)       1.75%(c)
  Portfolio turnover (d).......................      6.23%         24.24%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the Six       For the Year Ended       October 2,
                                                   Months Ended         September 30,           1997 to
                                                    March 31,    --------------------------  September 30,
                                                       2002        2001      2000     1999      1998(a)
                                                   ------------  -------   -------  -------  -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $  8.82     $ 11.25   $ 10.65  $  9.85     $ 10.00
                                                     -------     -------   -------  -------     -------
Investment Activities
 Net investment income............................      0.06        0.26      0.34     0.25        0.23
 Net realized and unrealized gains (losses) on
   investments with affiliates....................      0.46       (1.71)     0.89     1.05       (0.16)
                                                     -------     -------   -------  -------     -------
 Total from Investment Activities.................      0.52       (1.45)     1.23     1.30        0.07
                                                     -------     -------   -------  -------     -------
Dividends
 Net investment income............................     (0.06)      (0.26)    (0.34)   (0.25)      (0.22)
 Net realized gains...............................     (0.37)      (0.72)    (0.29)   (0.25)         --
                                                     -------     -------   -------  -------     -------
 Total Dividends..................................     (0.43)      (0.98)    (0.63)   (0.50)      (0.22)
                                                     -------     -------   -------  -------     -------
Net Asset Value, End of Period....................   $  8.91     $  8.82   $ 11.25  $ 10.65     $  9.85
                                                     =======     =======   =======  =======     =======
Total Return......................................      5.79%(b)  (13.81)%   11.63%   13.34%       0.68%(b)

Ratios/Supplementary Data:........................
Net Assets, End of Period (000)...................   $24,958     $25,040   $26,616  $26,800     $21,682
Ratio of expenses to average net assets...........      0.70%(c)    0.51%     0.49%    0.43%       0.46%(c)
Ratio of net investment income to average net
 assets...........................................      1.34%(c)    2.67%     2.98%    2.17%       2.21%(c)
Ratio of expenses to average net assets*..........      0.90%(c)    0.71%     0.69%    0.63%       0.66%(c)
Portfolio turnover (d)............................      6.23%      24.24%    46.69%   17.33%       4.85%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.


              See accompanying notes to the financial statements.

         BB&T FUNDS                  Schedule of Portfolio Investments
         Capital Manager Growth Fund                    March 31, 2002
                                                           (Unaudited)

             Investment Companies (100.0%)
                                                  Shares       Value
                                                 ---------  -----------
            BB&T Balanced Fund..................   135,711  $ 1,604,108
            BB&T Intermediate Corporate Bond
             Fund...............................    91,074      903,453
            BB&T Intermediate U.S. Government
             Bond Fund..........................   180,013    1,809,127
            BB&T International Equity Fund......   506,569    4,062,683
            BB&T Large Company Growth Fund......   768,568    6,917,110
            BB&T Large Company Value Fund.......   577,010   10,368,879
            BB&T Mid Cap Growth Fund............   123,004    1,292,769
            BB&T Mid Cap Value Fund.............   137,936    1,949,029
            BB&T Short U.S. Government Income
             Fund...............................    91,948      906,603
            BB&T Small Company Growth Fund......   105,438    1,403,377
            BB&T U.S. Treasury Money Market
             Fund............................... 1,003,842    1,003,842
                                                            -----------
            Total Investment Companies..........             32,220,980
                                                            -----------
            Total Investments In Affiliates
             (Cost $37,318,307)(a) -- 100.0%...............  32,220,980
            Liabilities in excess of other assets -- (0.0)%      (8,626)
                                                            -----------
            Net Assets -- 100.0%........................... $32,212,354
                                                            ===========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $   290,737
                    Unrealized depreciation....  (5,388,064)
                                                -----------
                    Net unrealized depreciation $(5,097,327)
                                                ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund


         Statement of Assets and Liabilities
                                                         March 31, 2002
                                                            (Unaudited)
        Assets:
        Investment in affiliates, at value
         (Cost $37,318,307)................................ $32,220,980
        Dividends receivable...............................      28,575
        Prepaid expenses...................................       1,085
                                                            -----------
          Total Assets.....................................  32,250,640
                                                            -----------
        Liabilities:
        Dividends payable..................................      19,645
          Investment advisory fees.........................       4,077
          Administration fees..............................         662
          Distribution fees................................       6,112
          Other............................................       7,790
                                                            -----------
          Total Liabilities................................      38,286
                                                            -----------
        Net Assets:
        Capital............................................  36,951,197
        Dividends in excess of net investment income.......      (5,314)
        Net realized gains on investments..................     363,798
        Net unrealized depreciation on investment in
         affiliates........................................  (5,097,327)
                                                            -----------
          Net Assets....................................... $32,212,354
                                                            ===========
        Net Assets.........................................
          Class A Shares...................................
          Class B Shares................................... $ 3,247,469
          Class C Shares...................................   6,480,513
          Trust Shares.....................................      12,851
          Total............................................  22,471,521
                                                            -----------
                                                            $32,212,354
                                                            ===========
        Outstanding units of beneficial interest (shares)..
          Class A Shares...................................     372,860
          Class B Shares...................................     750,102
          Class C Shares...................................       1,488
          Trust Shares.....................................   2,578,948
                                                            -----------
          Total............................................   3,703,398
                                                            ===========
        Net asset value
          Class A -- offering and redemption price per
           share........................................... $      8.71
          Class B -- offering and redemption price per
           share*..........................................        8.64
          Class C -- offering and redemption price per
           share*..........................................        8.64
          Trust Class -- offering and redemption price per
           share...........................................        8.71
                                                            ===========
                                                                   5.75%
                                                            ===========
        Maximum Offering Price (100%/(100%-Maximum
         Sales Charge) of net asset value adjusted to the
         nearest cent) per share -- Class A Shares......... $      9.24
                                                            ===========

* Redemption price per share varies by length of time shares are held.

          Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
         Investment Income:
         Dividends from affiliates......................... $  175,727
                                                            ----------
         Expenses:
         Investment advisory fees..........................     37,913
         Administration fees...............................     37,913
         Distribution fees -- Class A Shares...............      7,126
         Distribution fees -- Class B Shares...............     28,101
         Distribution fees -- Class C Shares...............         50
         Accounting fees...................................      9,039
         Custodian fees....................................      4,002
         Transfer agent fees...............................     29,660
         Other.............................................     11,844
                                                            ----------
           Total expenses before waivers...................    165,648
         Less expenses waived by the Investment Advisor....    (15,165)
         Less expenses waived by the Administrator and its
          affiliates.......................................    (18,728)
                                                            ----------
           Net Expenses....................................    131,755
                                                            ----------
         Net Investment Income.............................     43,972
                                                            ----------
         Realized/Unrealized Gains (Losses) on Investments:
         Net realized losses on investments with affiliates    (45,896)
         Net realized gain distributions from underlying
          funds............................................    494,759
         Change in unrealized appreciation/depreciation on
          investments......................................  1,742,256
                                                            ----------
         Net realized/unrealized gains on investments......  2,191,119
                                                            ----------
         Change in net assets resulting from operations.... $2,235,091
                                                            ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund


 Statements of Changes in Net Assets
                                                              For the Six     For the
                                                              Months Ended  Year Ended
                                                               March 31,   September 30,
                                                                  2002         2001
                                                              ------------ -------------
                                                              (Unaudited)
From Investment Activities:
Operations:
  Net investment income...................................... $    43,972   $   501,143
  Net realized losses on investments with affiliates.........     (45,896)     (381,118)
  Net realized gain distributions from underlying funds......     494,759     1,764,210
Change in unrealized appreciation/depreciation on investments   1,742,256    (8,758,765)
                                                              -----------   -----------
Change in net assets resulting from operations...............   2,235,091    (6,874,530)
                                                              -----------   -----------
Dividends to Class A Shareholders:
Net investment income........................................      (2,208)      (30,498)
Net realized gains from investments..........................    (125,772)     (115,298)
Dividends to Class B Shareholders:
Net investment income........................................          --       (29,378)
Net realized gains from investments..........................    (247,034)     (153,266)
Dividends to Class C Shareholders:
Net investment income........................................          --            (1)
Net realized gains from investments..........................        (403)           --
Dividends to Trust Class Shareholders:
  Net investment income......................................     (41,994)     (439,161)
  Net realized gains from investments........................    (984,277)   (1,749,659)
                                                              -----------   -----------
Change in net assets from shareholder dividends..............  (1,401,688)   (2,517,261)
Capital Transactions:
Change in net assets from capital transactions...............   3,285,185     7,348,352
                                                              -----------   -----------
Change in net assets.........................................   4,118,588    (2,043,439)
Net Assets:
Beginning of period..........................................  28,093,766    30,137,205
                                                              -----------   -----------
End of period................................................ $32,212,354   $28,093,766
                                                              ===========   ===========


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund


 Financial Highlights, Class A Shares
                                                   For the Six     For the Year Ended      January 29,
                                                   Month Ended        September 30,          1998 to
                                                    March 31,   ------------------------  September 30,
                                                      2002        2001     2000    1999      1998(a)
                                                   -----------  -------   ------  ------  -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $ 8.46     $ 11.66   $10.79  $ 9.67     $ 9.93
                                                     ------     -------   ------  ------     ------
Investment Activities
 Net investment income............................     0.02        0.16     0.25    0.15       0.10
 Net realized and unrealized gains (losses) on
   investments with affiliates....................     0.64       (2.43)    1.24    1.46      (0.26)
                                                     ------     -------   ------  ------     ------
 Total from Investment Activities.................     0.66       (2.27)    1.49    1.61      (0.16)
                                                     ------     -------   ------  ------     ------
Dividends
 Net investment income............................    (0.01)      (0.16)   (0.26)  (0.17)     (0.10)
 Net realized gains...............................    (0.40)      (0.77)   (0.36)  (0.32)        --
                                                     ------     -------   ------  ------     ------
 Total Dividends..................................    (0.41)      (0.93)   (0.62)  (0.49)     (0.10)
                                                     ------     -------   ------  ------     ------
Net Asset Value, End of Period....................   $ 8.71     $  8.46   $11.66  $10.79     $ 9.67
                                                     ======     =======   ======  ======     ======
Total Return (excludes sales charge)..............     7.73%(b)  (20.86)%  14.02%  16.81%     (1.45)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................   $3,247     $ 2,511   $1,606  $  990     $  276
Ratio of expenses to average net assets...........     0.91%(c)    0.84%    0.70%   0.69%      0.90%(c)
Ratio of net investment income to average net
 assets...........................................     0.25%(c)    1.35%    2.24%   1.24%      1.16%(c)
Ratio of expenses to average net assets*..........     1.36%(c)    1.29%    1.14%   1.14%      1.38%(c)
Portfolio turnover (d)............................     1.63%      27.33%   43.28%  17.93%      7.69%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund


 Financial Highlights, Class B Shares
                                                             For the Six    For the Year Ended  January 29,
                                                             Months Ended     September 31,       1999 to
                                                              March 31,     ----------------   September 30,
                                                                 2002         2001      2000      1999(a)
                                                             ------------   -------    ------  -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $ 8.42      $ 11.64    $10.79     $10.69
                                                                ------      -------    ------     ------
Investment Activities
 Net investment income......................................     (0.01)        0.09      0.17       0.10
 Net realized and unrealized gains (losses) on investments
   with affiliates..........................................      0.63        (2.42)     1.24       0.10
                                                                ------      -------    ------     ------
 Total from Investment Activities...........................      0.62        (2.33)     1.41       0.20
                                                                ------      -------    ------     ------
Dividends
 Net investment income......................................        --        (0.12)    (0.20)     (0.10)
 Net realized gains.........................................     (0.40)       (0.77)    (0.36)        --
                                                                ------      -------    ------     ------
 Total Dividends............................................     (0.40)       (0.89)    (0.56)     (0.10)
                                                                ------      -------    ------     ------
Total Income................................................    $ 8.64      $  8.42    $11.64     $10.79
                                                                ======      =======    ======     ======
Total Return (excludes redemption charge)...................      7.33%(b)   (21.44)%   13.23%      1.87%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $6,481      $ 4,720    $1,993     $  163
Ratio of expenses to average net assets.....................      1.66%(c)     1.60%     1.45%      1.94%(c)
Ratio of net investment income to average net assets........     (0.49)%(c)    0.45%     1.49%      1.16%(c)
Ratio of expenses to average net assets*....................      1.86%(c)     1.80%     1.64%      2.14%(c)
Portfolio turnover (d)......................................      1.63%       27.33%    43.28%     17.93%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Financial Highlights, Class C Shares
                                                        For the Six     February 1,
                                                        Months Ended      2001 to
                                                         March 31,     September 30,
                                                            2002          2001(a)
                                                        ------------   -------------
                                                        (Unaudited)
Net Asset Value, Beginning of Period...................    $ 8.41         $ 10.41
                                                           ------         -------
Investment Activities
 Net investment loss...................................     (0.01)          (0.01)
 Net realized and unrealized gains (losses) on
   investments with affiliates.........................      0.64           (1.98)
                                                           ------         -------
 Total from Investment Activities......................      0.63           (1.99)
                                                           ------         -------
Dividends
 Net investment income.................................        --           (0.01)
 Net realized gains....................................     (0.40)             --
                                                           ------         -------
Total Dividends........................................     (0.40)          (0.01)
                                                           ------         -------
Net Asset Value, End of Period.........................    $ 8.64         $  8.41
                                                           ======         =======
Total Return (excludes redemption charge)..............      7.46%(b)      (19.16%)(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)........................    $   13         $     8
Ratio of expenses to average net assets................      1.66%(c)        1.68%(c
Ratio of net investment loss to average net assets.....     (0.49%)(c)      (0.30)%(c)
Ratio of expenses to average net assets*...............      1.86%(c)        1.86%(c)
Portfolio turnover (d).................................      1.63%          27.33%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund


 Financial Highlights, Trust Shares
                                                   For the Six       For the Year Ended       January 29,
                                                   Months Ended         September 30,           1998 to
                                                    March 31,    --------------------------  September 30,
                                                       2002        2001      2000     1999      1998(a)
                                                   ------------  -------   -------  -------  -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $  8.46     $ 11.66   $ 10.79  $  9.68     $ 10.00
                                                     -------     -------   -------  -------     -------
Investment Activities
 Net investment income............................      0.03        0.18      0.29     0.17        0.16
 Net realized and unrealized gains (losses) on
   investments with affiliates....................      0.64       (2.43)     1.23     1.45       (0.32)
                                                     -------     -------   -------  -------     -------
 Total from Investment Activities.................      0.67       (2.25)     1.52     1.62       (0.16)
                                                     -------     -------   -------  -------     -------
Dividends
 Net investment income............................     (0.02)      (0.18)    (0.29)   (0.19)      (0.16)
 Net realized gains...............................     (0.40)      (0.77)    (0.36)   (0.32)         --
                                                     -------     -------   -------  -------     -------
Total Dividends...................................     (0.42)      (0.95)    (0.65)   (0.51)      (0.16)
                                                     -------     -------   -------  -------     -------
Net Asset Value, End of Period....................   $  8.71     $  8.46   $ 11.66  $ 10.79     $  9.68
                                                     =======     =======   =======  =======     =======
Total Return......................................      7.85%(b)  (20.68)%   14.28%   16.96%      (1.72)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................   $22,472     $20,855   $26,538  $24,063     $21,370
Ratio of expenses to average net assets...........      0.66%(c)    0.57%     0.45%    0.46%       0.47%(c)
Ratio of net investment income to average net
 assets...........................................      0.49%(c)    1.93%     2.49%    1.43%       1.53%(c)
Ratio of expenses to average net assets*..........      0.86%(c)    0.77%     0.64%    0.66%       0.67%(c)
Portfolio turnover (d)............................      1.63%      27.33%    43.28%   17.93%       7.69%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

    BB&T FUNDS                             Schedule of Portfolio Investments
    Capital Manager Aggressive Growth Fund                    March 31, 2002
                                                                 (Unaudited)

          Investment Companies (100.2%)
                                                  Shares     Value
                                                  ------- -----------
         BB&T International Equity Fund.......... 299,668 $ 2,403,336
         BB&T Large Company Growth Fund.......... 482,979   4,343,207
         BB&T Large Company Value Fund........... 360,976   6,486,739
         BB&T Mid Cap Growth Fund................  74,714     785,247
         BB&T Mid Cap Value Fund.................  81,852   1,156,569
         BB&T Small Company Growth Fund..........  62,542     832,432
         BB&T U.S. Treasury Money Market
          Fund................................... 473,791     473,791
                                                          -----------
         Total Investment Companies..............          16,481,321
                                                          -----------
         Total Investments In Affiliates
           (Cost $16,987,084)(a) -- 100.2%.......          16,481,321
         Liabilities in excess of other assets --
           (0.2)%................................             (33,962)
                                                          -----------
         Net Assets -- 100.0%....................         $16,447,359
                                                          ===========

--------
(a)Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

              Unrealized appreciation................. $ 318,255
              Unrealized depreciation.................  (824,018)
                                                       ---------
              Net unrealized depreciation............. $(505,763)
                                                       =========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund


        Statement of Assets and Liabilities
                                                         March 31, 2002
                                                            (Unaudited)
       Assets:
       Investments in affiliates, at value
        (Cost $16,987,084)................................. $16,481,321
       Dividends receivable................................       6,567
       Receivable for capital shares issued................       3,000
       Prepaid expenses....................................         518
                                                            -----------
         Total Assets......................................  16,491,406
                                                            -----------
       Liabilities:
       Accrued expenses and other payables:
         Investment advisory fees..........................       2,090
         Administration fees...............................         337
         Distribution fees.................................       1,072
         Other.............................................      40,548
                                                            -----------
         Total Liabilities.................................      44,047
                                                            -----------
       Net assets:
       Capital.............................................  16,813,662
       Net investment loss.................................     (66,833)
       Net realized gains on investments...................     206,293
       Net unrealized depreciation on investments in
        affiliates.........................................    (505,763)
                                                            -----------
       Net Assets.......................................... $16,447,359
                                                            ===========
       Net Assets
         Class A Shares.................................... $   572,902
         Class B Shares....................................   1,143,076
         Class C Shares....................................         966
         Trust Shares......................................  14,730,415
                                                            -----------
         Total............................................. $16,447,359
                                                            ===========
       Outstanding units of beneficial interest (shares)
         Class A Shares....................................      58,790
         Class B Shares....................................     118,116
         Class C Shares....................................         100
         Trust Shares......................................   1,507,696
                                                            -----------
         Total.............................................   1,684,702
                                                            ===========
       Net asset value
         Class A Shares -- redemption price per share...... $      9.74
         Class B Shares -- offering and redemption price
          per share*.......................................        9.68
         Class C Shares -- offering and redemption price
          per share*.......................................        9.66
         Trust Shares -- offering and redemption price per
          share............................................        9.77
                                                            ===========
       Maximum Sales Charge -- Class A Shares..............        5.75%
                                                            ===========
       Maximum Offering Price (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the
        nearest cent) per share -- Class A Shares.......... $     10.33
                                                            ===========

* Redemption price per share varies by length of time shares are held.

         Statement of Operations
                                For the Six Months Ended March 31, 2002
                                                            (Unaudited)
        Investment Income:
        Dividend income from affiliates..................... $   45,463
                                                             ----------
        Expenses:
        Investment advisory fees............................     19,519
        Administration fees.................................     19,519
        Distribution fees -- Class A Shares.................        988
        Distribution fees -- Class B Shares.................      4,552
        Distribution fees -- Class C Shares.................          5
        Custodian fees......................................      3,872
        Accounting fees.....................................     15,393
        Transfer agent fees.................................     42,623
        Other...............................................     21,934
                                                             ----------
          Total expenses before waivers.....................    128,405
          Less expenses waived by the Investment Advisor....     (7,808)
          Less Expenses waived by the Administrator and its
           affiliates.......................................     (8,301)
                                                             ----------
          Net Expenses......................................    112,296
                                                             ----------
        Net Investment Loss.................................    (66,833)
                                                             ----------
        Realized /Unrealized Gains (Losses) on Investments:
        Net realized losses on investments with affiliates..     (5,114)
        Net realized gain distributions from underlying
         funds..............................................    297,301
        Change in unrealized appreciation/depreciation on
         investments........................................  1,068,042
                                                             ----------
        Net realized/unrealized gains on investments........  1,360,229
                                                             ----------
        Change in net assets resulting from operations...... $1,293,396
                                                             ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund


 Statements of Changes in Net Assets
                                                                 For the Six    March 19,
                                                                 Months Ended    2001 to
                                                                  March 31,   September 30,
                                                                     2002        2001(a)
                                                                 ------------ -------------
                                                                 (Unaudited)
From Investment Activities:
Operations:
  Net investment income (loss).................................. $   (66,833)  $     4,147
  Net realized losses on investments with affiliates............      (5,114)      (85,894)
  Net realized gain distributions from underlying funds.........     297,301            --
  Change in unrealized appreciation/depreciation on investments.   1,068,042    (1,573,805)
                                                                 -----------   -----------
Change in net assets resulting from operations..................   1,293,396    (1,655,552)
                                                                 -----------   -----------
Dividends to Class A Shareholders:
  Net investment income.........................................          --            (8)
Dividends to Class Trust Class Shareholders:
  Net investment income.........................................          --       (13,065)
                                                                 -----------   -----------
Change in net assets from shareholder dividends.................          --       (13,073)
                                                                 -----------   -----------
Capital Transactions:
Change in net assets from capital transactions..................     751,152    16,071,436
                                                                 -----------   -----------
Change in net assets............................................   2,044,548    14,402,811
Net Assets:
Beginning of period.............................................  14,402,811            --
                                                                 -----------   -----------
End of period................................................... $16,447,359   $14,402,811
                                                                 ===========   ===========

(a)Period from commencement of operations.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund


 Financial Highlights, Class A Shares
                                                             For the Six      March 19
                                                             Months Ended      2001 to
                                                              March 31,     September 30,
                                                                 2002          2001(a)
                                                             ------------   -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $ 8.96         $ 10.00
                                                                ------         -------
Investment Activities
Net investment loss.........................................     (0.04)             --(b)
Net realized and unrealized gains (losses) on investments...      0.82           (1.03)
                                                                ------         -------
 Total from Investment Activities...........................      0.78           (1.03)
                                                                ------         -------
Dividends
Net investment income.......................................        --           (0.01)
                                                                ------         -------
 Total Dividends............................................        --           (0.01)
                                                                ------         -------
Net Asset Value, End of Period..............................    $ 9.74         $  8.96
                                                                ======         =======
Total Return (excludes sales charge)........................      8.82%(c)      (10.35)%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $  573         $   185
Ratio of expenses to average net assets.....................      1.56%(d)        1.12%(d)
Ratio of net investment loss to average net assets..........     (0.96)%(d)      (0.28)%(d)
Ratio of expenses to average net assets*....................      2.01%(d)        1.57%(d)
Portfolio turnover (e)......................................      1.63%          10.10%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Amount is less than $0.005.
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth



 Financial Highlights, Class B Shares
                                                             For the Six      March 19
                                                             Months Ended      2001 to
                                                              March 31,     September 30,
                                                                 2002          2001(a)
                                                             ------------   -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $ 8.93         $ 10.00
                                                                ------         -------
Investment Activities
 Net investment loss........................................     (0.06)          (0.02)
 Net realized and unrealized gains (losses) on investments..      0.81           (1.05)
                                                                ------         -------
 Total from Investment Activities...........................      0.75           (1.07)
                                                                ------         -------
Net Asset Value, End of Period..............................    $ 9.68         $  8.93
                                                                ======         =======
Total Return (excludes redemption charge)...................      8.40%(b)      (10.70)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $1,143         $   754
Ratio of expenses to average net assets.....................      2.34%(c)        1.93%(c)
Ratio of net investment loss to average net assets..........     (1.75)%(c)      (1.05)%(c)
Ratio of expenses to average net assets*....................      2.54%(c)        2.13%(c)
Portfolio turnover (d)......................................      1.63%          10.10%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund


 Financial Highlights, Class C Shares
                                                             For the Six      March 19
                                                             Months Ended      2001 to
                                                              March 31,     September 30,
                                                                 2002          2001(a)
                                                             ------------   -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................    $ 8.92         $ 10.00
                                                                ------         -------
Investment Activities
  Net investment loss.......................................     (0.09)          (0.06)
  Net realized and unrealized gains (losses) on investments.      0.83           (1.02)
                                                                ------         -------
  Total from Investment Activities..........................      0.74           (1.08)
                                                                ------         -------
Net Asset Value, End of Period..............................    $ 9.66         $  8.92
                                                                ======         =======
Total Return (excludes redemption charge)...................      8.30%(b)      (10.80)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................    $    1         $     1
Ratio of expenses to average net assets.....................      2.51%(c)        1.87%(c)
Ratio of net investment loss to average net assets..........     (1.98)%(c)      (1.12)%(c)
Ratio of expenses to average net assets*....................      2.51%(c)        1.87%(c)
Portfolio turnover (d)......................................      1.63%          10.10%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund



 Financial Highlights, Trust Shares
                                                             For the Six      March 19
                                                             Months Ended      2001 to
                                                              March 31,     September 30,
                                                                 2002          2001(a)
                                                             ------------   -------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................   $  8.97         $ 10.00
                                                               -------         -------
Investment Activities
  Net investment income (loss)..............................     (0.04)           0.01
  Net realized and unrealized gains (losses) on investments.      0.84           (1.03)
                                                               -------         -------
  Total from Investment Activities..........................      0.80           (1.02)
                                                               -------         -------
Dividends
  Net investment income.....................................        --           (0.01)
                                                               -------         -------
  Total Dividends...........................................        --           (0.01)
                                                               -------         -------
Net Asset Value, End of Period..............................   $  9.77         $  8.97
                                                               =======         =======
Total Return................................................      8.92%(b)      (10.22)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).............................   $14,730         $13,464
Ratio of expenses to average net assets.....................      1.38%(c)        0.72%(c)
Ratio of net investment income (loss) to average net assets.     (0.80)%(c)       0.08%(c)
Ratio of expenses to average net assets*....................      1.58%(c)        0.92%(c)
Portfolio turnover (d)......................................      1.63%          10.10%

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS

                         Notes to Financial Statements
                                March 31, 2002
                                  (Unaudited)


1.  Organization:

   The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end investment company established as a Massachusetts business trust.

   The BB&T Funds offer shares of the Balanced Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund (formerly known as the Capital Appreciation Fund), the Small Company Growth Fund, the International Equity Fund, the Short U.S. Government Income Fund (formerly known as the Short-Intermediate U.S. Government Income Fund), the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Aggressive Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the "Money Market Funds". The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Aggressive Growth Fund are referred to as the "Funds of Funds".

   The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares, which began operations on February 1, 2001, and Trust Shares. Class B Shares and Class C Shares are currently only offered in the Balanced Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Aggressive Growth Fund.

   Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

2.  Reorganization:

   The Funds entered into an Agreement and Plan of Reorganization with the The Arbor Fund (individually, "OVB Fund", collectively the "OVB Funds") pursuant to which all of the assets and liabilities of each OVB Fund transferred to a corresponding BB&T Fund in exchange for shares of the Funds. Each OVB Fund listed below transferred all of its assets and liabilities to the corresponding Fund identified opposite its name in exchange for shares of such Fund and subsequently changed its fiscal year to September 30:

                 The Arbor Fund                                     BB&T Funds
                 --------------                                     ----------
OVB Equity Income Portfolio....................... BB&T Mid Cap Value Fund
OVB Capital Appreciation Portfolio................ BB&T Mid Cap Growth Fund
OVB Government Securities Portfolio............... BB&T Intermediate U.S. Government Bond Fund
OVB West Virginia Tax-Exempt Income Portfolio..... BB&T West Virginia Intermediate Tax-Free Fund
OVB Prime Obligations Portfolio................... BB&T Prime Money Market Fund

                                   Continued

BB&T FUNDS

                                March 31, 2002
                                  (Unaudited)



   The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on July 23, 2001 and was approved by shareholders of the OVB Funds at a Special Meeting of Shareholders held on July 16, 2001. The following is a summary of shares outstanding, net assets, net asset value per share, and net unrealized appreciation immediately before and after the reorganization:

                                        Before Reorganization          After Reorganization
                               --------------------------------------- --------------------
                                    OVB Prime
                                   Obligations       BB&T Prime Money    BB&T Prime Money
                                    Portfolio          Market Fund         Market Fund
-                              -------------------- ------------------ --------------------
Class A Shares (a)
  Shares......................       7,479,582          399,924,609         407,405,187
  Net Assets..................     $ 7,480,591         $399,925,282        $407,405,873
  Net Asset Value.............     $      1.00         $       1.00        $       1.00
Trust Shares (b)
  Shares......................      80,096,970          160,263,489         240,349,317
  Net Assets..................     $80,085,365         $160,262,562        $240,347,927
  Net Asset Value.............     $      1.00         $       1.00        $       1.00

                                        Before Reorganization          After Reorganization
                               --------------------------------------- --------------------
                                                    BB&T Intermediate   BB&T Intermediate
                                  OVB Government     U.S. Government     U.S. Government
                               Securities Portfolio     Bond Fund           Bond Fund
                               -------------------- ------------------ --------------------
Class A Shares (a)
  Shares......................         142,988              302,239             440,668
  Net Assets..................     $ 1,404,254         $  3,065,988        $  4,470,242
  Net Asset Value.............     $      9.82         $      10.14        $      10.14
Trust Shares (b)
  Shares......................       3,725,366           22,077,694          25,677,196
  Net Assets..................     $36,559,299         $224,237,965        $260,797,264
  Net Asset Value.............     $      9.81         $      10.16        $      10.16
Net unrealized appreciation...     $   776,350         $  5,931,402        $  6,707,752

                                        Before Reorganization          After Reorganization
                               --------------------------------------- --------------------
                                OVB West Virginia   BB&T West Virginia  BB&T West Virginia
                                Tax-Exempt Income      Intermediate        Intermediate
                                    Portfolio         Tax-Free Fund       Tax-Free Fund
                               -------------------- ------------------ --------------------
Class A Shares (a)
  Shares......................         788,037                   --             788,037
  Net Assets..................     $ 7,821,906         $         --        $  7,821,906
  Net Asset Value.............     $      9.93         $         --        $       9.93
Trust Shares (b)
  Shares......................       7,588,842                   --           7,588,842
  Net Assets..................     $75,369,486         $         --        $ 75,369,486
  Net Asset Value.............     $      9.93         $         --        $       9.93
Net unrealized appreciation...     $ 2,676,587         $         --        $  2,676,587

                                   Continued

BB&T FUNDS

                                March 31, 2002
                                  (Unaudited)



                                                                                 After
                                                Before Reorganization        Reorganization
                                         ----------------------------------- --------------
                                                 OVB               BB&T           BB&T
                                         Capital Appreciation Mid Cap Growth Mid Cap Growth
                                              Portfolio            Fund           Fund
                                         -------------------- -------------- --------------
Class A Shares (a)
  Shares................................         777,539            --            777,539
  Net Assets............................     $ 9,037,571           $--        $ 9,037,571
  Net Asset Value.......................     $     11.62           $--        $     11.62
Trust Shares (b)
  Shares................................       8,059,719            --          8,059,719
  Net Assets............................     $96,479,984           $--        $96,479,984
  Net Asset Value.......................     $     11.97           $--        $     11.97
Net unrealized appreciation.............     $11,398,265           $--        $11,398,265

                                                                                 After
                                                Before Reorganization        Reorganization
                                         ----------------------------------- --------------
                                                 OVB               BB&T           BB&T
                                            Equity Income     Mid Cap Value  Mid Cap Value
                                              Portfolio            Fund           Fund
                                         -------------------- -------------- --------------
Class A Shares (a)
  Shares................................         348,981            --            348,981
  Net Assets............................     $ 5,032,970           $--        $ 5,032,970
  Net Asset Value.......................     $     14.42           $--        $     14.42
Trust Shares (b)
  Shares................................       4,218,151            --          4,218,151
  Net Assets............................     $60,860,531           $--        $60,860,531
  Net Asset Value.......................     $     14.43           $--        $     14.43
Net unrealized appreciation.............     $ 9,044,693           $--        $ 9,044,693

(a)Effective July 23, 2001 the OVB Funds Class B Shares merged into the BB&T Class A Shares.
(b)Effective July 23, 2001 the OVB Funds Class A Shares merged into the BB&T Trust Shares.

3.  SignificantAccounting Policies:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

   Investments of the Money Market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the non-Money Market Funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The Funds, excluding the Money Market Funds, may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as either unrealized appreciation or depreciation.

                                   Continued

BB&T FUNDS

                                March 31, 2002
                                  (Unaudited)



Foreign Currency Translation:

   The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies:

   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Forward Foreign Currency Exchange Contracts:

   The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

   Each Fund, with the exception of the Money Market Funds, may invest in financial futures contracts for the purpose of hedging their existing Fund securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Related Income:

   Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments:

   The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a "when-issued" basis. The Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, Mid Cap Growth may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a market value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds

                                   Continued

BB&T FUNDS

                                March 31, 2002
                                  (Unaudited)

commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received.

Repurchase Agreements:

   Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T Asset Management, LLC ("BB&T") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Loans:

   Each Fund may lend up to 33 1/3% of its total assets pursuant to agreements. A Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective Sub-Adviser has determined are creditworthy under guidelines established by the BB&T Funds' Board of Trustees. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral, which consists of cash and/or securities issued or guaranteed by the U.S. Government or its agencies at least equal, at all times, to the value of the securities loaned plus accrued interest. Gains or losses in the value of the securities loaned that may occur during the term of the loan will be applied in the account of the Funds.

   There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of March 31, 2002, the following Funds had securities with the following market values on loan:

                                                       Market Value   Average
                                         Market Value   of Loaned   Market Value
                                         of Collateral  Securities    on Loan
                                         ------------- ------------ ------------
Balanced Fund........................... $  5,393,375  $  5,296,785 $     85,329
Large Company Value Fund................  109,679,800   106,109,739  109,245,926
Large Company Growth Fund...............   49,268,900    47,072,054      287,044
Mid Cap Value Fund......................    3,660,000     3,521,400      966,191
Mid Cap Growth Fund.....................    5,038,000     4,954,260    4,567,492
Small Company Growth Fund...............    4,292,600     4,255,087      857,729
Short U.S. Government Income Fund.......    9,768,125     9,536,110    1,556,389
Intermediate U.S. Government Bond Fund..   40,632,125    39,626,477      961,392

   The Funds received cash collateral for securities loaned. This cash was invested in commercial paper, variable rate notes, and investment companies at March 31, 2002.

                                   Continued

BB&T FUNDS

                                March 31, 2002
                                  (Unaudited)



Expense Allocation:

   Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the prime Money Market Fund and the U.S. Treasury Money Market Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, the Large Company Value Fund and the Mid Cap Value Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

   The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

   It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for federal income tax is required.

Change in Accounting Principle:

   In November 2000, the American Institute of Certified Public Accountants (AIPCA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities.

   As required, effective October 1, 2001, the Funds adopted the provisions of the Guide. The effect of this accounting change had no impact on the total net assets of the individual funds, but resulted in the following increases/decreases to "cost of securities", "unrealized appreciation (depreciation)", "interest income", "net realized gain (loss)" and "unrealized appreciation (depreciation) on investments":

                                                                                                   Unrealized
                                                           Unrealized                   Net       Appreciation
                                               Cost       Appreciation    Interest   Realized    (Depreciation)
                                          of Securities* (Depreciation)*  Income**  Gain/Loss** on Investments**
                                          -------------- --------------- ---------  ----------- ----------------
Balanced Fund............................   $ (24,540)      $ 24,540     $ (51,239)  $ 20,615       $ 30,624
Short U.S. Government Income Fund........     (52,278)        52,278      (251,990)   134,166        117,824
Intermediate U.S. Government Bond Fund...    (129,142)       129,142      (270,350)   132,911        137,439
Intermediate Corporate Bond Fund.........      85,892        (85,892)      (40,314)   (80,352)       120,666
North Carolina Intermediate Tax-Free Fund      11,471        (11,471)        6,707     (6,681)           (26)
South Carolina Intermediate Tax-Free Fund       8,121         (8,121)        2,089     (9,921)         7,832
Virginia Intermediate Tax-Free Fund......       8,827         (8,827)        3,166         --         (3,166)
West Virginia Intermediate Tax-Free Fund.      41,001        (41,001)        5,691    (26,738)        21,047

* Cumulative effect of accounting change based on securities held as of September 30, 2001.
** Effect of accounting change for the six months ended March 31, 2002.

                                   Continued

BB&T FUNDS

                                March 31, 2002
                                  (Unaudited)



4.  Purchases and Sales of Securities:

   Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2002 are as follows:

                                                      Purchases      Sales
                                                     ------------ ------------
  Balanced Fund..................................... $ 38,012,005 $ 26,981,617
  Large Company Value Fund..........................   68,120,735   53,059,073
  Large Company Growth Fund.........................   87,814,700   65,790,248
  Mid Cap Value Fund................................   23,653,336    6,701,651
  Mid Cap Growth Fund...............................   48,867,746   56,207,017
  Small Company Growth Fund.........................  200,982,709  196,663,521
  International Equity Fund.........................   76,355,973   56,934,356
  Short U.S. Government Income Fund.................   68,863,512   73,848,903
  Intermediate U.S. Government Bond Fund............   95,463,904   88,123,173
  Intermediate Corporate Bond Fund..................   89,372,697   60,477,686
  North Carolina Intermediate Tax-Free Fund.........   10,726,563   16,397,856
  South Carolina Intermediate Tax-Free Fund.........    3,691,078    2,062,245
  Virginia Intermediate Tax-Free Fund...............    6,392,105    5,253,848
  West Virginia Intermediate Tax-Free Fund..........   40,151,650   39,564,078
  Capital Manager Conservative Fund.................    1,790,387      461,000
  Capital Manager Moderate Growth Fund..............    2,819,539    1,908,000
  Capital Manager Growth Fund.......................    2,591,933      476,000
  Capital Manager Aggressive Growth Fund............    1,263,301      245,000

5.  Related Party Transactions:

   Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds.

   Pursuant to a Sub-Advisory Agreement with BB&T, BlackRock Financial Management, Inc., an indirect wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank") manages the Small Company Growth Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. As of April 1, 2002, BB&T terminated its Sub-Advisory agreement with BlackRock Financial Management, Inc. Pursuant to a Sub-Advisory agreement with BB&T, BlackRock International, Ltd. serves as the Sub-Advisor to the International Equity Fund. Under the agreement, BlackRock International, Ltd. manages the International Equity Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company ("Federated") serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, Federated manages the Prime Money Market Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.

                                   Continued

BB&T FUNDS

                                March 31, 2002
                                  (Unaudited)



   Information regarding these transactions is as follows for the period ended March 31, 2002:

                                                                 Annual
                                                                  Fee
                                                                  Rate
                                                                 ------
         Balanced Fund..........................................  .74%
         Large Company Value Fund...............................  .74%
         Large Company Growth Fund..............................  .74%
         Mid Cap Value Fund.....................................  .74%
         Mid Cap Growth Fund....................................  .74%
         Small Company Growth Fund.............................. 1.00%
         International Equity Fund.............................. 1.00%
         Short U.S. Government Income Fund...................... 0.60%
         Intermediate U.S. Government Bond Fund................. 0.60%
         Intermediate Corporate Bond Fund....................... 0.60%
         North Carolina Intermediate Tax-Free Fund.............. 0.60%
         South Carolina Intermediate Tax-Free Fund.............. 0.60%
         Virginia Intermediate Tax-Free Fund.................... 0.60%
         West Virginia Intermediate Tax-Free Fund............... 0.45%
         Prime Money Market Fund................................ 0.40%
         U.S. Treasury Money Market Fund........................ 0.40%
         Capital Manager Conservative Fund...................... 0.25%
         Capital Manager Moderate Growth Fund................... 0.25%
         Capital Manager Growth Fund............................ 0.25%
         Capital Manager Aggressive Growth Fund................. 0.25%

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator, distributor, fund accountant and the transfer agent. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. In accordance with an agreement effective as of July 1, 2000, BISYS and BISYS Ohio began receiving compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee at a rate of 0.25% of the average net assets of each fund. The fee is accrued daily and payable on a monthly basis.

   The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00%, and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively. For the West Virginia Intermediate Tax-Free Fund, the Mid Cap Growth Fund, and the Mid Cap Value Fund the Plan provides for payments to the distributor of up to 0.25% of the average daily net assets of the Class A Shares. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended March 31, 2002, BISYS received $948,507 from commissions earned on sales of shares of the Funds' variable net asset value funds, of which $942,323 was allowed to affiliated broker/dealers of the Funds.

6.  Concentration of Credit Risk:

   The North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, and the West Virginia Intermediate Tax-Free Fund invest primarily in debt instruments of municipal issuers in their respective states. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.  Capital Share Transactions:

   The BB&T Funds are authorized to issue an unlimited number of shares without par value. Transactions in capital shares for the Funds were as follows:

                                   Continued

BB&T FUNDS

                                March 31, 2002



                                                                Balanced Fund
                                                      --------------------------------
                                                       For the Six        For the
                                                       Months Ended      Year Ended
                                                      March 31, 2002 September 30, 2001
                                                      -------------- ------------------
                                                       (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........................  $   898,161      $  1,544,114
 Dividends reinvested................................       97,700           973,227
 Cost of shares redeemed.............................     (914,585)       (4,140,918)
                                                       -----------      ------------
 Change in net assets from Class A Share transactions  $    81,276      $ (1,623,577)
                                                       ===========      ============
Class B Shares:
 Proceeds from shares issued.........................  $   876,964      $  2,031,695
 Dividends reinvested................................       65,021           970,626
 Cost of shares redeemed.............................   (1,168,093)       (3,506,692)
                                                       -----------      ------------
 Change in net assets from Class B Share transactions  $  (226,108)     $   (504,371)
                                                       ===========      ============
Class C Shares:
 Proceeds from shares issued.........................  $   754,210      $      1,699
 Dividends reinvested................................          975                 6
 Cost of shares redeemed.............................       (9,431)               --
                                                       -----------      ------------
 Change in net assets from Class C Share transactions  $   745,754      $      1,705
                                                       ===========      ============
Trust Shares:
 Proceeds from shares issued.........................  $17,882,193      $ 16,919,508
 Dividends reinvested................................      623,708         5,332,426
 Cost of shares redeemed.............................   (5,184,186)      (22,575,418)
                                                       -----------      ------------
 Change in net assets from Trust Share transactions..  $13,321,715      $   (323,484)
                                                       ===========      ============
 Change in net assets from capital transactions......  $13,922,637      $ (2,449,727)
                                                       ===========      ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................................       75,946           127,934
 Reinvested..........................................        8,385            78,005
 Redeemed............................................      (78,295)         (340,371)
                                                       -----------      ------------
 Change in Class A Shares............................        6,036          (134,432)
                                                       ===========      ============
Class B Shares:
 Issued..............................................       75,296           168,036
 Reinvested..........................................        5,617            78,270
 Redeemed............................................      (99,746)         (287,164)
                                                       -----------      ------------
 Change in Class B Shares............................      (18,833)          (40,858)
                                                       ===========      ============
Class C Shares:
 Issued..............................................       64,371               143
 Reinvested..........................................           84                 1
 Redeemed............................................         (792)               --
                                                       -----------      ------------
 Change in Class C Shares............................       63,663               144
                                                       ===========      ============
Trust Shares:
 Issued..............................................    1,522,843         1,393,625
 Reinvested..........................................       53,675           428,832
 Redeemed............................................     (444,403)       (1,850,882)
                                                       -----------      ------------
 Change in Trust Shares..............................    1,132,115           (28,425)
                                                       ===========      ============
 Change in shares....................................    1,182,981          (203,571)
                                                       ===========      ============

                                   Continued

BB&T FUNDS

                                March 31, 2002



                                                          Large Company Value Fund
                                                      --------------------------------
                                                       For the Six        For the
                                                       Months Ended      Year Ended
                                                      March 31, 2002 September 30, 2001
                                                      -------------- ------------------
                                                       (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........................  $  1,885,752     $  3,759,220
 Dividends reinvested................................       936,544        1,910,242
 Cost of shares redeemed.............................    (2,987,195)      (5,565,063)
                                                       ------------     ------------
 Change in net assets from Class A Share transactions  $   (164,899)    $    104,399
                                                       ============     ============
Class B Shares:
 Proceeds from shares issued.........................  $  1,568,590     $  4,311,379
 Dividends reinvested................................       996,775        1,905,017
 Cost of shares redeemed.............................    (1,843,546)      (5,285,638)
                                                       ------------     ------------
 Change in net assets from Class B Share transactions  $    721,819     $    930,758
                                                       ============     ============
Class C Shares:
 Proceeds from shares issued.........................  $      6,657     $     13,983
 Dividends reinvested................................           433               21
                                                       ------------     ------------
 Change in net assets from Class C Share transactions  $      7,090     $     14,004
                                                       ============     ============
Trust Shares:
 Proceeds from shares issued.........................  $ 56,781,824     $115,258,070
 Dividends reinvested................................     5,638,625        9,331,048
 Cost of shares redeemed.............................   (33,478,946)     (61,931,882)
                                                       ------------     ------------
 Change in net assets from Trust Share transactions..  $ 28,941,503     $ 62,657,236
                                                       ============     ============
 Change in net assets from capital transactions......  $ 29,505,513     $ 63,706,397
                                                       ============     ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................................       107,837          211,381
 Reinvested..........................................        53,386          108,996
 Redeemed............................................      (173,027)        (314,390)
                                                       ------------     ------------
 Change in Class A Shares............................       (11,804)           5,987
                                                       ============     ============
Class B Shares:
 Issued..............................................        90,393          243,993
 Reinvested..........................................        57,103          109,688
 Redeemed............................................      (106,273)        (299,769)
                                                       ------------     ------------
 Change in Class B Shares............................        41,223           53,912
                                                       ============     ============
Class C Shares:
 Issued..............................................           388              784
 Reinvested..........................................            25                1
                                                       ------------     ------------
 Change in Class C Shares............................           413              785
                                                       ============     ============
Trust Shares:
 Issued..............................................     3,261,532        6,472,979
 Reinvested..........................................       320,850          531,172
 Redeemed............................................    (1,925,058)      (3,485,196)
                                                       ------------     ------------
 Change in Trust Shares..............................     1,657,324        3,518,955
                                                       ============     ============
 Change in Shares....................................     1,687,156        3,579,639
                                                       ============     ============

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                          Large Company Growth Fund
                                                      --------------------------------
                                                       For the Six        For the
                                                       Months Ended      Year Ended
                                                      March 31, 2002 September 30, 2001
                                                      -------------- ------------------
                                                       (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........................  $    739,696     $  2,662,354
 Dividends reinvested................................            --          891,616
 Cost of shares redeemed.............................      (609,419)      (2,151,848)
                                                       ------------     ------------
 Change in net assets from Class A Share transactions  $    130,277     $  1,402,122
                                                       ============     ============
Class B Shares:
 Proceeds from shares issued.........................  $  1,197,804     $  5,145,728
 Dividends reinvested................................            --        1,890,484
 Cost of shares redeemed.............................    (1,256,260)      (3,559,622)
                                                       ------------     ------------
 Change in net assets from Class B Share transactions  $    (58,456)    $  3,476,590
                                                       ============     ============
Class C Shares:
 Proceeds from shares issued.........................  $      4,110     $     10,320
                                                       ------------     ------------
 Change in net assets from Class C Share transactions  $      4,110     $     10,320
                                                       ============     ============
Trust Shares:
 Proceeds from shares issued.........................  $ 37,852,445     $120,529,395
 Dividends reinvested................................            --        1,833,851
 Cost of shares redeemed.............................   (20,486,735)     (29,659,055)
                                                       ------------     ------------
 Change in net assets from Trust Share transactions..  $ 17,365,710     $ 92,704,191
                                                       ============     ============
 Change in net assets from capital transactions......  $ 17,441,641     $ 97,593,223
                                                       ============     ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................................        83,454          239,737
 Reinvested..........................................            --           71,046
 Redeemed............................................       (67,777)        (204,471)
                                                       ------------     ------------
 Change in Class A Shares............................        15,677          106,312
                                                       ============     ============
Class B Shares:
 Issued..............................................       139,028          471,452
 Reinvested..........................................            --          154,074
 Redeemed............................................      (145,237)        (348,594)
                                                       ------------     ------------
 Change in Class B Shares............................        (6,209)         276,932
                                                       ============     ============
Class C Shares:
 Issued..............................................           485            1,036
                                                       ------------     ------------
 Change in Class C Shares............................           485            1,036
                                                       ============     ============
Trust Shares:
 Issued..............................................     4,197,389       11,258,378
 Reinvested..........................................            --          145,198
 Redeemed............................................    (2,266,787)      (2,794,090)
                                                       ------------     ------------
 Change in Trust Shares..............................     1,930,602        8,609,486
                                                       ============     ============
 Change in shares....................................     1,940,555        8,993,766
                                                       ============     ============

                                   Continued

BB&T FUNDS

                                March 31, 2002

                                                                          Mid Cap Value Fund
                                                      ----------------------------------------------------------
                                                       For the Six          For the
                                                       Months Ended      Period Ended        For the Year Ended
                                                      March 31, 2002 September 30, 2001(a)  January 31, 2001(b)
                                                      -------------- --------------------- ----------------------
                                                       (Unaudited)                         (Amounts in thousands)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........................  $    709,830      $    109,179             $   408
 Dividends reinvested................................       439,310            34,621                 294
 Cost of shares redeemed.............................      (235,711)         (884,644)             (1,050)
                                                       ------------      ------------             -------
 Change in net assets from Class A Share transactions  $    913,429      $   (740,844)            $  (348)
                                                       ============      ============             =======
Class B Shares:
 Proceeds from shares issued.........................  $    527,994      $    103,212             $    --
 Dividends reinvested................................        15,373                43                  --
 Cost of shares redeemed.............................       (54,598)               --                  --
                                                       ------------      ------------             -------
 Change in net assets from Class B Share transactions  $    488,769      $    103,255             $    --
                                                       ============      ============             =======
Class C Shares:
 Proceeds from shares issued.........................  $    181,286      $        981             $    --
 Dividends reinvested................................           168                 4                  --
 Cost of shares redeemed.............................          (131)               --                  --
                                                       ------------      ------------             -------
 Change in net assets from Class C Share transactions  $    181,323      $        985             $    --
                                                       ============      ============             =======
Trust Shares:
 Proceeds from shares issued.........................  $ 38,525,482      $ 29,759,043             $ 4,687
 Dividends reinvested................................       594,543             1,473               3,485
 Cost of shares redeemed.............................   (13,827,850)      (13,752,651)             (7,573)
                                                       ------------      ------------             -------
 Change in net assets from Trust Share transactions..  $ 25,292,175      $ 16,007,865             $   599
                                                       ============      ============             =======
 Change in net assets from capital transactions......  $ 26,875,696      $ 15,371,261             $   251
                                                       ============      ============             =======
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................................        52,617             7,767                  29
 Reinvested..........................................        33,448             2,399                  22
 Redeemed............................................       (17,502)          (62,044)                (75)
                                                       ------------      ------------             -------
 Change in Class A Shares............................        68,563           (51,878)                (24)
                                                       ============      ============             =======
Class B Shares:
 Issued..............................................        39,111             7,567                  --
 Reinvested..........................................         1,173                 3                  --
 Redeemed............................................        (3,977)               --                  --
                                                       ------------      ------------             -------
 Change in Class B Shares............................        36,307             7,570                  --
                                                       ============      ============             =======
Class C Shares:
 Issued..............................................        13,611                70                  --
 Reinvested..........................................            13                --                  --
 Redeemed............................................            (9)               --                  --
                                                       ------------      ------------             -------
 Change in Class C Shares                                    13,615                70                  --
                                                       ============      ============             =======
Trust Shares:
 Issued..............................................     2,874,882         2,094,810                 335
 Reinvested..........................................        45,259               101                 262
 Redeemed............................................    (1,023,496)         (965,854)               (539)
                                                       ------------      ------------             -------
 Change in Trust Shares..............................     1,896,645         1,129,057                  58
                                                       ============      ============             =======
 Change in shares....................................     2,015,130         1,084,819                  34
                                                       ============      ============             =======

(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Value Fund changed its fiscal year end from January 31 to September 30. The Capital Stock Activity for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio.

                                   Continued

BB&T FUNDS

                                March 31, 2002



                                                                              Mid Cap Growth Fund
                                                             -----------------------------------------------------
                                                              For the Six      February 1, 2001        For the
                                                              Months Ended            to              Year Ended
                                                             March 31, 2002 September 30, 2001 (a) January 31, 2001
                                                             -------------- ---------------------- ----------------
                                                              (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
  Proceeds from shares issued...............................  $ 51,293,179      $ 116,490,864         $ 489,406
  Dividends reinvested......................................       840,485          9,097,422             2,368
  Cost of shares redeemed...................................   (51,896,852)      (125,934,861)         (499,458)
                                                              ------------      -------------         ---------
  Change in net assets from Class A Share transactions......  $    236,812      $    (346,575)        $  (7,684)
                                                              ============      =============         =========
Class B Shares:
  Proceeds from shares issued...............................  $    229,000      $      51,442         $      --
  Dividends reinvested......................................         4,769                 --                --
  Cost of shares redeemed...................................        (3,729)                --                --
                                                              ------------      -------------         ---------
  Change in net assets from Class B Share transactions......  $    230,040      $      51,442         $      --
                                                              ============      =============         =========
Class C Shares:
  Proceeds from shares issued...............................  $    213,465      $         963         $      --
  Dividends reinvested......................................           200                 --                --
  Cost of shares redeemed...................................        (5,760)                --                --
                                                              ------------      -------------         ---------
  Change in net assets from Class C Share transactions......  $    207,905      $         963         $      --
                                                              ============      =============         =========
Trust Shares:
  Proceeds from shares issued...............................  $ 17,945,475      $  19,694,933         $   6,686
  Dividends reinvested......................................       306,535                 --            27,339
  Cost of shares redeemed...................................   (24,978,604)       (18,488,219)          (16,021)
                                                              ------------      -------------         ---------
  Change in net assets from Trust Share transactions........  $ (6,726,594)     $   1,206,714         $  18,004
                                                              ============      =============         =========
  Change in net assets from capital transactions............  $ (6,051,837)     $     912,544         $  10,320
                                                              ============      =============         =========
SHARE TRANSACTIONS:
Class A Shares:
  Issued....................................................     5,085,289            546,105            23,671
  Issued in merger..........................................            --          9,009,938                --
  Reinvested................................................        82,884            630,852               160
  Redeemed..................................................    (5,163,359)       (10,284,963)          (24,142)
                                                              ------------      -------------         ---------
  Change in Class A Shares..................................         4,814            (98,068)             (311)
                                                              ============      =============         =========
Class B Shares:
  Issued....................................................        23,047              4,933                --
  Reinvested................................................           471                 --                --
  Redeemed..................................................          (379)                --                --
                                                              ------------      -------------         ---------
  Change in Class B Shares..................................        23,139              4,933                --
                                                              ============      =============         =========
Class C Shares:
  Issued....................................................        21,403                 86                --
  Reinvested................................................            20                 --                --
  Redeemed..................................................          (576)                --                --
                                                              ------------      -------------         ---------
  Change in Class C Shares..................................        20,847                 86                --
                                                              ============      =============         =========
Trust Shares:
  Issued....................................................     1,731,671          1,705,439               321
  Reinvested................................................        29,250                 --             1,801
  Redeemed..................................................    (2,398,227)        (1,473,931)             (828)
                                                              ------------      -------------         ---------
  Change in Trust Shares....................................      (637,306)           231,508             1,294
                                                              ============      =============         =========
  Change in shares..........................................      (588,506)           138,459               983
                                                              ============      =============         =========

(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Growth Fund changed its fiscal year end from January 31 to September 30. The Capital Stock Activity for the periods prior to February 1, 2001 represent the OVB Capital Appreciation Portfolio.

                                   Continued

BB&T FUNDS

                                March 31, 2002



                                                          Small Company Growth Fund
                                                      --------------------------------
                                                       For the Six        For the
                                                       Months Ended      Year Ended
                                                      March 31, 2002 September 30, 2001
                                                      -------------- ------------------
                                                       (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........................  $  9,608,195     $  2,114,884
 Dividends reinvested................................            --        3,212,892
 Cost of shares redeemed.............................   (10,378,590)     (12,631,869)
                                                       ------------     ------------
 Change in net assets from Class A Share transactions  $   (770,395)    $ (7,304,093)
                                                       ============     ============
Class B Shares:
 Proceeds from shares issued.........................  $    466,305     $  2,386,485
 Dividends reinvested................................            --        3,958,394
 Cost of shares redeemed.............................      (711,498)      (2,059,543)
                                                       ------------     ------------
 Change in net assets from Class B Share transactions  $   (245,193)    $  4,285,336
                                                       ============     ============
Class C Shares:
 Proceeds from shares issued.........................  $     22,409     $     11,342
                                                       ------------     ------------
 Change in net assets from Class C Share transactions  $     22,409     $     11,342
                                                       ============     ============
Trust Shares:
 Proceeds from shares issued.........................  $ 50,069,867     $126,528,101
 Dividends reinvested................................            --       25,153,370
 Cost of shares redeemed.............................   (40,018,824)     (92,149,522)
                                                       ------------     ------------
 Change in net assets from Trust Share transactions..  $ 10,051,043     $ 59,531,949
                                                       ============     ============
 Change in net assets from capital transactions......  $  9,057,864     $ 56,524,534
                                                       ============     ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................................       713,806          117,401
 Reinvested..........................................            --          149,506
 Redeemed............................................      (776,974)        (409,547)
                                                       ------------     ------------
 Change in Class A Shares............................       (63,168)        (142,640)
                                                       ============     ============
Class B Shares:
 Issued..............................................        37,991          127,194
 Reinvested..........................................            --          194,134
 Redeemed............................................       (58,020)        (120,578)
                                                       ------------     ------------
 Change in Class B Shares............................       (20,029)         200,750
                                                       ============     ============
Class C Shares:
 Issued..............................................         1,765              733
                                                       ------------     ------------
 Change in Class C Shares............................         1,765              733
                                                       ============     ============
Trust Shares:
 Issued..............................................     3,693,991        6,858,140
 Reinvested..........................................            --        1,142,816
 Redeemed............................................    (2,971,010)      (5,354,252)
                                                       ------------     ------------
 Change in Trust Shares..............................       722,981        2,646,704
                                                       ============     ============
 Change in shares....................................       641,549        2,705,547
                                                       ============     ============

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                          International Equity Fund
                                                      --------------------------------
                                                       For the Six        For the
                                                       Months Ended      Year Ended
                                                      March 31, 2002 September 30, 2001
                                                      -------------- ------------------
                                                       (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........................  $    921,668    $  14,967,021
 Dividends reinvested................................            --          410,353
 Cost of shares redeemed.............................    (1,803,201)     (14,360,325)
                                                       ------------    -------------
 Change in net assets from Class A Share transactions  $   (881,533)   $   1,017,049
                                                       ============    =============
Class B Shares:
 Proceeds from shares issued.........................  $     62,423    $     657,287
 Dividends reinvested................................            --          656,771
 Cost of shares redeemed.............................      (162,324)        (689,094)
                                                       ------------    -------------
 Change in net assets from Class B Share transactions  $    (99,901)   $     624,964
                                                       ============    =============
Class C Shares:
 Proceeds from shares issued.........................  $        682    $       7,623
                                                       ------------    -------------
 Change in net assets from Class C Share transactions  $        682    $       7,623
                                                       ============    =============
Trust Shares:
 Proceeds from shares issued.........................  $ 93,962,818    $ 214,363,690
 Dividends reinvested................................         3,781        6,512,324
 Cost of shares redeemed.............................   (73,253,835)    (166,432,861)
                                                       ------------    -------------
 Change in net assets from Trust Share transactions..  $ 20,712,764    $  54,443,153
                                                       ============    =============
 Change in net assets from capital transactions......  $ 19,732,012    $  56,092,789
                                                       ============    =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................................       119,036        1,678,092
 Reinvested..........................................            --           41,035
 Redeemed............................................      (234,190)      (1,589,759)
                                                       ------------    -------------
 Change in Class A Shares............................      (115,154)         129,368
                                                       ============    =============
Class B Shares:
 Issued..............................................         8,340           65,373
 Reinvested..........................................            --           67,361
 Redeemed............................................       (21,801)         (75,651)
                                                       ------------    -------------
 Change in Class B Shares............................       (13,461)          57,083
                                                       ============    =============
Class C Shares:
 Issued..............................................            93              901
                                                       ------------    -------------
 Change in Class C Shares............................            93              901
                                                       ============    =============
Trust Shares:
 Issued..............................................    12,017,934       22,734,740
 Reinvested..........................................           472          643,510
 Redeemed............................................    (9,314,125)     (17,518,288)
                                                       ------------    -------------
 Change in Trust Shares..............................     2,704,281        5,859,962
                                                       ============    =============
 Change in Shares....................................     2,575,759        6,047,314
                                                       ============    =============

                                   Continued

BB&T FUNDS

                                March 31, 2002



                                                               Short U.S. Government
                                                                    Income Fund
                                                         --------------------------------
                                                          For the Six        For the
                                                          Months Ended      Year Ended
                                                         March 31 ,2002 September 30, 2001
                                                         -------------- ------------------
                                                          (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
  Proceeds from shares issued...........................  $  1,735,030     $ 21,344,465
  Dividends reinvested..................................        69,211          151,714
  Cost of shares redeemed...............................      (973,336)     (21,372,733)
                                                          ------------     ------------
  Change in net assets from Class A Share transactions..  $    830,905     $    123,446
                                                          ============     ============
Trust Shares:
  Proceeds from shares issued...........................  $ 34,516,305     $ 67,311,253
  Dividends reinvested..................................       369,353          383,412
  Cost of shares redeemed...............................   (39,868,989)     (75,357,133)
                                                          ------------     ------------
  Change in net assets from Trust Share transactions....  $ (4,983,331)    $ (7,662,468)
                                                          ============     ============
  Change in net assets from capital transactions........    (4,152,426)      (7,539,022)
                                                          ============     ============
SHARE TRANSACTIONS:
Class A Shares:
  Issued................................................       174,415        2,154,674
  Reinvested............................................         6,929           15,419
  Redeemed..............................................       (98,064)      (2,158,014)
                                                          ------------     ------------
  Change in Class A Shares..............................        83,280           12,079
                                                          ============     ============
Trust Shares:
  Issued................................................     3,454,248        6,809,409
  Reinvested............................................        37,019           38,949
  Redeemed..............................................    (3,987,418)      (7,625,751)
                                                          ------------     ------------
  Change in Trust Shares................................      (496,151)        (777,393)
                                                          ============     ============
  Change in Shares......................................      (412,871)        (765,314)
                                                          ============     ============

                                   Continued

BB&T FUNDS

                                March 31, 2002



                                                             Intermediate U.S. Government Bond
                                                                           Fund
                                                             --------------------------------
                                                              For the Six        For the
                                                              Months Ended      Year Ended
                                                             March 31, 2002 September 30, 2001
-                                                            -------------- ------------------
                                                              (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued................................  $    910,033    $   6,465,608
 Proceeds from shares issued in merger......................            --        1,404,254
 Dividends reinvested.......................................        93,456          122,810
 Cost of shares redeemed....................................      (335,909)      (6,337,478)
                                                              ------------    -------------
 Change in net assets from Class A Share transactions.......  $    667,580    $   1,655,194
                                                              ============    =============
Class B Shares:
 Proceeds from shares issued................................  $    681,096    $   2,016,132
 Dividends reinvested.......................................        77,425          101,895
 Cost of shares redeemed....................................      (613,313)        (339,903)
                                                              ------------    -------------
 Change in net assets from Class B Share transactions.......  $    145,208    $   1,778,124
                                                              ============    =============
Class C Shares:
 Proceeds from shares issued................................  $    368,629    $      39,663
 Dividends reinvested.......................................         2,619               27
 Cost of shares redeemed....................................        (4,366)              --
                                                              ------------    -------------
 Change in net assets from Class C Share transactions.......  $    366,882    $      39,690
                                                              ============    =============
Trust Shares:
 Proceeds from shares issued................................  $ 86,073,060    $ 151,685,900
 Proceeds from shares issued in merger......................            --       36,559,299
 Dividends reinvested.......................................     2,090,803        2,928,093
 Cost of shares redeemed....................................   (73,057,903)    (109,586,225)
                                                              ------------    -------------
 Change in net assets from Trust Share transactions.........  $ 15,105,960    $  81,587,067
                                                              ============    =============
 Change in net assets from capital transactions.............  $ 16,285,630    $  85,060,075
                                                              ============    =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.....................................................        88,499          640,186
 Issued in merger...........................................            --          138,429
 Reinvested.................................................         9,052           12,226
 Redeemed...................................................       (32,709)        (627,637)
                                                              ------------    -------------
 Change in Class A Shares...................................        64,842          163,204
                                                              ============    =============
Class B Shares:
 Issued.....................................................        66,357          199,442
 Reinvested.................................................         7,535           10,173
 Redeemed...................................................       (60,188)         (33,756)
                                                              ------------    -------------
 Change in Class B Shares...................................        13,704          175,859
                                                              ============    =============
Class C Shares:
 Issued.....................................................        36,018            3,851
 Reinvested.................................................           256                3
 Redeemed...................................................          (430)              --
                                                              ------------    -------------
 Change in Class C Shares...................................        35,844            3,854
                                                              ============    =============
Trust Shares:
 Issued.....................................................     8,358,318       14,987,793
 Issued in merger...........................................            --        3,599,502
 Reinvested.................................................       202,868          291,059
 Redeemed...................................................    (7,089,270)     (10,835,371)
                                                              ------------    -------------
 Change in Trust Shares.....................................     1,471,916        8,042,983
                                                              ============    =============
 Change in Shares...........................................     1,586,306        8,385,900
                                                              ============    =============

                                   Continued

BB&T FUNDS

                                March 31, 2002



                                                                  Intermediate Corporate
                                                                         Bond Fund
                                                             --------------------------------
                                                              For the Six      For the Year
                                                              Months Ended        Ended
                                                             March 31, 2002 September 30, 2001
                                                             -------------- ------------------
                                                              (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued................................  $    809,969     $    338,361
 Dividends reinvested.......................................        42,351           15,967
 Cost of shares redeemed....................................       (74,819)        (183,431)
                                                              ------------     ------------
 Change in net assets from Class A Share transactions.......  $    777,501     $    170,897
                                                              ============     ============
Class B Shares:
 Proceeds from shares issued................................  $  1,586,657     $  1,898,520
 Dividends reinvested.......................................        97,466           19,070
 Cost of shares redeemed....................................       (95,643)         (46,064)
                                                              ------------     ------------
 Change in net assets from Class B Share transactions.......  $  1,588,480     $  1,871,526
                                                              ============     ============
Class C Shares:
 Proceeds from shares issued................................  $    192,133     $     10,455
 Dividends reinvested.......................................         2,713               66
                                                              ------------     ------------
 Change in net assets from Class C Share transactions.......  $    194,846     $     10,521
                                                              ============     ============
Trust Shares:
 Proceeds from shares issued................................  $ 23,839,252     $ 54,415,335
 Dividends reinvested.......................................       879,391        2,352,557
 Cost of shares redeemed....................................   (15,017,322)     (31,531,652)
                                                              ------------     ------------
 Change in net assets from Trust Share transactions.........  $  9,701,321     $ 25,236,240
                                                              ============     ============
 Change in net assets from capital transactions.............  $ 12,262,148     $ 27,289,184
                                                              ============     ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.....................................................        77,285           32,789
 Reinvested.................................................         4,113            1,550
 Redeemed...................................................        (7,176)         (17,616)
                                                              ------------     ------------
 Change in Class A Shares...................................        74,222           16,723
                                                              ============     ============
Class B Shares:
 Issued.....................................................       153,267          182,403
 Reinvested.................................................         9,461            1,833
 Redeemed...................................................        (9,389)          (4,380)
                                                              ------------     ------------
 Change in Class B Shares...................................       153,339          179,856
                                                              ============     ============
Class C Shares:
 Issued.....................................................        18,665            1,000
 Reinvested.................................................           264                6
                                                              ------------     ------------
 Change in Class C Shares...................................        18,929            1,006
                                                              ============     ============
Trust Shares:
 Issued.....................................................     2,313,926        5,279,420
 Reinvested.................................................        85,353          229,193
 Redeemed...................................................    (1,448,857)      (3,043,708)
                                                              ------------     ------------
 Change in Trust Shares.....................................       950,422        2,464,905
                                                              ============     ============
 Change in Shares...........................................     1,196,912        2,662,490
                                                              ============     ============

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                               North Carolina
                                                         Intermediate Tax-Free Fund
                                                      --------------------------------
                                                       For the Six        For the
                                                       Months Ended      Year Ended
                                                      March 31, 2002 September 30, 2001
                                                      -------------- ------------------
                                                       (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........................  $  3,861,823     $  7,906,639
 Dividends reinvested................................       387,527          400,281
 Cost of shares redeemed.............................    (3,382,087)      (1,758,179)
                                                       ------------     ------------
 Change in net assets from Class A Share transactions  $    867,263     $  6,548,741
                                                       ============     ============
Trust Shares:
 Proceeds from shares issued.........................  $  7,540,368     $ 18,752,761
 Dividends reinvested................................           698              493
 Cost of shares redeemed.............................   (12,245,371)     (14,212,029)
                                                       ------------     ------------
 Change in net assets from Trust Share transactions..  $ (4,704,305)    $  4,541,225
                                                       ============     ============
 Change in net assets from capital transactions......  $ (3,837,042)    $ 11,089,966
                                                       ============     ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................................       368,538          763,643
 Reinvested..........................................        37,213           38,909
 Redeemed............................................      (327,117)        (170,107)
                                                       ------------     ------------
 Change in Class A Shares............................        78,634          632,445
                                                       ============     ============
Trust Shares:
 Issued..............................................       723,521        1,810,129
 Reinvested..........................................            67               48
 Redeemed............................................    (1,183,759)      (1,380,214)
                                                       ------------     ------------
 Change in Trust Shares..............................      (460,171)         429,963
                                                       ============     ============
 Change in shares....................................      (381,537)       1,062,408
                                                       ============     ============

                                   Continued

BB&T FUNDS

                                March 31, 2002



                                                      South Carolina Intermediate Tax-
                                                                  Free Fund
                                                      --------------------------------
                                                       For the Six        For the
                                                       Months Ended      Year Ended
                                                      March 31, 2002 September 30, 2001
                                                      -------------- ------------------
                                                       (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........................   $  946,954      $   758,951
 Dividends reinvested................................       43,907           52,120
 Cost of shares redeemed.............................           --           (4,000)
                                                        ----------      -----------
 Change in net assets from Class A Share transactions   $  990,861      $   807,071
                                                        ==========      ===========
Trust Shares:
 Proceeds from shares issued.........................   $2,304,909      $ 2,624,527
 Dividends reinvested................................          173               90
 Cost of shares redeemed.............................     (931,791)      (2,440,619)
                                                        ----------      -----------
 Change in net assets from Trust Share transactions..   $1,373,291      $   183,998
                                                        ==========      ===========
 Change in net assets from capital transactions......   $2,364,152      $   991,069
                                                        ==========      ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................................       91,260           73,758
 Reinvested..........................................        4,218            5,102
 Redeemed............................................           --             (385)
                                                        ----------      -----------
 Change in Class A Shares............................       95,478           78,475
                                                        ==========      ===========
Trust Shares:
 Issued..............................................      223,157          259,517
 Reinvested..........................................           17                9
 Redeemed............................................      (90,412)        (239,220)
                                                        ----------      -----------
 Change in Trust Shares..............................      132,762           20,306
                                                        ==========      ===========
 Change in shares....................................      228,240           98,781
                                                        ==========      ===========

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                            Virginia Intermediate
                                                                Tax-Free Fund
                                                      --------------------------------
                                                       For the Six        For the
                                                       Months Ended      Year Ended
                                                      March 31, 2002 September 30, 2001
                                                      -------------- ------------------
                                                       (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.........................  $   311,338      $    503,951
 Dividends reinvested................................       11,323            11,139
 Cost of shares redeemed.............................     (115,276)               --
                                                       -----------      ------------
 Change in net assets from Class A Share transactions  $   207,385      $    515,090
                                                       ===========      ============
Trust Shares:
 Proceeds from shares issued.........................  $ 6,000,751      $ 10,955,753
 Dividends reinvested................................       13,694             7,318
 Cost of shares redeemed.............................   (4,402,381)      (16,481,311)
                                                       -----------      ------------
 Change in net assets from Trust Share transactions..  $ 1,612,064      $ (5,518,240)
                                                       ===========      ============
 Change in net assets from capital transactions......  $ 1,819,449      $ (5,003,150)
                                                       ===========      ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..............................................       27,419            44,319
 Reinvested..........................................          983               980
 Redeemed............................................      (10,129)               --
                                                       -----------      ------------
 Change in Class A Shares............................       18,273            45,299
                                                       ===========      ============
Trust Shares:
 Issued..............................................      520,549           965,632
 Reinvested..........................................        1,210                --
 Redeemed............................................     (382,765)              634
                                                       -----------      ------------
 Change in Trust Shares..............................      138,994        (1,465,057)
                                                       ===========      ============
 Change in shares....................................      157,267          (453,492)
                                                       ===========      ============

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                                   West Virginia Intermediate Tax-Free Fund
                                                         -----------------------------------------------------------
                                                          For the Six          For the                For the
                                                          Months Ended       Period Ended            Year Ended
                                                         March 31, 2002 September 30, 2001 (a)    January 31, 2001
                                                         -------------- ---------------------- ----------------------
                                                          (Unaudited)                          (Amounts in thousands)
CAPITAL TRANSACTIONS:
Class A Shares:
  Proceeds from shares issued...........................  $   935,031        $   685,791              $ 1,111
  Dividends reinvested..................................      132,579            114,989                  160
  Cost of shares redeemed...............................     (468,011)        (2,125,783)              (1,520)
                                                          -----------        -----------              -------
  Change in net assets from Class A Share transactions..  $   599,599        $(1,325,003)             $  (249)
                                                          ===========        ===========              =======
Trust Shares:
  Proceeds from shares issued...........................  $ 4,152,200        $ 4,074,510              $ 2,903
  Dividends reinvested..................................        5,118             10,167                   --
  Cost of shares redeemed...............................   (2,630,253)        (4,797,921)               8,058
                                                          -----------        -----------              -------
  Change in net assets from Trust Share transactions....  $ 1,527,065        $  (713,244)             $(5,155)
                                                          ===========        ===========              =======
  Change in net assets from capital transactions........  $ 2,126,664        $(2,038,247)             $(5,404)
                                                          ===========        ===========              =======
SHARE TRANSACTIONS:
Class A Shares:
  Issued................................................       94,329             64,210                  117
  Reinvested............................................       13,335             13,013                   17
  Redeemed..............................................      (47,257)          (210,177)                (160)
                                                          -----------        -----------              -------
  Change in Class A Shares..............................       60,407           (132,954)                 (26)
                                                          ===========        ===========              =======
Trust Shares:
  Issued................................................      418,122            380,907                  305
  Reinvested............................................          514              1,023                   --
  Redeemed..............................................     (265,344)          (452,254)                (839)
                                                          -----------        -----------              -------
  Change in Trust Shares................................      153,292            (70,324)                (534)
                                                          ===========        ===========              =======
  Change in Shares......................................      213,699           (203,278)                (560)
                                                          ===========        ===========              =======

(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Capital Stock Activity for the periods prior to February 1, 2001 represent the OVB West Virginia Tax Exempt Income Portfolio.

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                               Prime Money Market
                                                                      Fund
                                                        --------------------------------
                                                         For the Six        For the
                                                         Months Ended      Year Ended
                                                        March 31, 2002 September 30, 2001
                                                        -------------- ------------------
                                                         (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
  Proceeds from shares issued.......................... $ 264,156,963    $ 492,384,497
  Proceeds from shares issued in merger................            --        7,480,591
  Dividends reinvested.................................     3,395,960       15,139,032
  Cost of shares redeemed..............................  (237,899,139)    (396,103,877)
                                                        -------------    -------------
  Change in net assets from Class A Share transactions. $  29,653,784    $ 118,900,243
                                                        =============    =============
Class B Shares:
  Proceeds from shares issued.......................... $  78,902,981    $ 200,156,773
  Dividends reinvested.................................        11,041           49,290
  Cost of shares redeemed..............................   (89,683,897)    (157,404,075)
                                                        -------------    -------------
  Change in net assets from Class B Share transactions. $ (10,769,875)   $  42,801,988
                                                        =============    =============
Class C Shares:
  Proceeds from shares issued.......................... $      56,299
  Dividends reinvested.................................             4               --
  Cost of shares redeemed..............................          (198)              --
                                                        -------------    -------------
  Change in net assets from Class C Share transactions. $      56,105
                                                        =============    =============
Trust Shares:
  Proceeds from shares issued.......................... $ 367,450,286    $ 446,967,868
  Proceeds from shares issued in merger................            --       80,085,365
  Dividends reinvested.................................       205,927          218,717
  Cost of shares redeemed..............................  (222,849,362)    (340,131,123)
                                                        -------------    -------------
  Change in net assets from Trust Share transactions... $ 144,806,851    $ 187,140,827
                                                        =============    =============
  Change in net assets from capital transactions....... $ 163,746,865    $ 348,843,058
                                                        =============    =============
SHARE TRANSACTIONS:
Class A Shares:
  Issued...............................................   264,156,964      492,383,501
  Issued in merger.....................................            --        7,480,578
  Reinvested...........................................     3,395,960       15,139,032
  Redeemed.............................................  (237,899,137)    (396,103,878)
                                                        -------------    -------------
  Change in Class A Shares.............................    29,653,787      118,899,233
                                                        =============    =============
Class B Shares:
  Issued...............................................    78,902,979      200,156,774
  Reinvested...........................................        11,041           49,290
  Redeemed.............................................   (89,683,897)    (157,404,075)
                                                        -------------    -------------
  Change in Class B Shares.............................   (10,769,877)      42,801,989
                                                        =============    =============
Class C Shares:
  Issued...............................................        56,298               --
  Reinvested...........................................             4               --
  Redeemed.............................................          (198)              --
                                                        -------------    -------------
  Change in Class C Shares.............................        56,104               --
                                                        =============    =============
Trust Shares:
  Issued...............................................   367,450,289      446,979,010
  Issued in merger.....................................            --       80,085,828
  Reinvested...........................................       205,927          218,717
  Redeemed.............................................  (222,849,362)    (340,131,125)
                                                        -------------    -------------
  Change in Trust Shares...............................   144,806,854      187,152,430
                                                        =============    =============
  Change in Shares.....................................   163,746,868      348,853,652
                                                        =============    =============

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                                       U.S. Treasury
                                                                     Money Market Fund
                                                             --------------------------------
                                                              For the Six        For the
                                                              Months Ended      Year Ended
                                                             March 31, 2002 September 30, 2001
                                                             -------------- ------------------
                                                              (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued................................ $  79,131,638    $ 195,047,431
 Dividends reinvested.......................................     1,473,405        8,452,120
 Cost of shares redeemed....................................   (80,956,884)    (164,965,649)
                                                             -------------    -------------
 Change in net assets from Class A Share transactions....... $    (351,841)   $  38,533,902
                                                             =============    =============
Class B Shares:
 Proceeds from shares issued................................ $  26,630,176    $  45,626,016
 Dividends reinvested.......................................         3,656           35,835
 Cost of shares redeemed....................................   (28,141,395)     (37,637,596)
                                                             -------------    -------------
 Change in net assets from Class B Share transactions....... $  (1,507,563)   $   8,024,255
                                                             =============    =============
Class C Shares:
 Proceeds from shares issued................................ $      10,000    $          --
 Dividends reinvested.......................................             3               --
 Cost of shares redeemed....................................            --               --
                                                             -------------    -------------
 Change in net assets from Class C Share transactions....... $      10,003    $          --
                                                             =============    =============
Trust Shares:
 Proceeds from shares issued................................ $ 370,298,549    $ 803,908,980
 Dividends reinvested.......................................     1,216,175        5,562,144
 Cost of shares redeemed....................................  (282,231,127)    (710,314,666)
                                                             -------------    -------------
 Change in net assets from Trust Share transactions......... $  89,283,597    $  99,156,458
                                                             =============    =============
 Change in net assets from capital transactions............. $  87,434,196    $ 145,714,615
                                                             =============    =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.....................................................    79,131,638      195,047,430
 Reinvested.................................................     1,473,405        8,452,120
 Redeemed...................................................   (80,956,884)    (164,965,649)
                                                             -------------    -------------
 Change in Class A Shares...................................      (351,841)      38,533,901
                                                             =============    =============
Class B Shares:
 Issued.....................................................    26,630,176       45,626,016
 Reinvested.................................................         3,656           35,835
 Redeemed...................................................   (28,141,395)     (37,637,596)
                                                             -------------    -------------
 Change in Class B Shares...................................    (1,507,563)       8,024,255
                                                             =============    =============
Class C Shares:
 Issued.....................................................        10,000               --
 Reinvested.................................................             3               --
 Redeemed...................................................            --               --
                                                             -------------    -------------
 Change in Class C Shares...................................        10,003               --
                                                             =============    =============
Trust Shares:
 Issued.....................................................   370,298,549      803,908,980
 Reinvested.................................................     1,216,175        5,562,144
 Redeemed...................................................  (282,231,127)    (710,314,666)
                                                             -------------    -------------
 Change in Trust Shares.....................................    89,283,597       99,156,458
                                                             =============    =============
 Change in Shares...........................................    87,434,196      145,714,614
                                                             =============    =============

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                                 Capital Manager
                                                            Conservative Growth Fund
                                                        --------------------------------
                                                         For the Six        For the
                                                         Month Ended       Year Ended
                                                        March 31, 2002 September 30, 2001
                                                        -------------- ------------------
                                                         (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
  Proceeds from shares issued..........................   $  264,876       $  297,462
  Dividends reinvested.................................       21,323           27,552
  Cost of shares redeemed..............................      (96,320)          (6,612)
                                                          ----------       ----------
  Change in net assets from Class A Share transactions.   $  189,879       $  318,402
                                                          ==========       ==========
Class B Shares:
  Proceeds from shares issued..........................   $  580,179       $1,138,101
  Dividends reinvested.................................       29,372           24,257
  Cost of shares redeemed..............................      (57,205)        (310,875)
                                                          ----------       ----------
  Change in net assets from Class B Share transactions.   $  552,346       $  851,483
                                                          ==========       ==========
Class C Shares:
  Proceeds from shares issued..........................   $   12,474       $    2,427
  Dividends reinvested.................................          154                8
  Cost of shares redeemed..............................           (3)              --
                                                          ----------       ----------
  Change in net assets from Class C Share transactions.   $   12,625       $    2,435
                                                          ==========       ==========
Trust Shares:
  Proceeds from shares issued..........................   $  826,912       $  774,907
  Dividends reinvested.................................      240,358          694,846
  Cost of shares redeemed..............................     (232,332)        (865,406)
                                                          ----------       ----------
  Change in net assets from Trust Share transactions...   $  834,938       $  604,347
                                                          ==========       ==========
  Change in net assets from capital transactions.......   $1,589,788       $1,776,667
                                                          ==========       ==========
SHARE TRANSACTIONS:
Class A Shares:
  Issued...............................................       28,723           31,401
  Reinvested...........................................        2,297            2,761
  Redeemed.............................................      (10,417)            (678)
                                                          ----------       ----------
  Change in Class A Shares.............................       20,603           33,484
                                                          ==========       ==========
Class B Shares:
  Issued...............................................       62,752          117,935
  Reinvested...........................................        3,144            2,459
  Redeemed.............................................       (6,190)         (34,040)
                                                          ----------       ----------
  Change in Class B Shares.............................       59,706           86,354
                                                          ==========       ==========
Class C Shares:
  Issued...............................................        1,349              253
  Reinvested...........................................           16                1
  Redeemed.............................................           --*              --
                                                          ----------       ----------
  Change in Class C Shares.............................        1,365              254
                                                          ==========       ==========
Trust Shares:
  Issued...............................................       88,968           80,653
  Reinvested...........................................       25,782           69,131
  Redeemed.............................................      (24,863)         (87,669)
                                                          ----------       ----------
  Change in Trust Shares...............................       89,887           62,115
                                                          ==========       ==========
  Change in Shares.....................................      171,561          182,207
                                                          ==========       ==========

*  Amount is less than 0.5.

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                         Capital Manager Moderate Growth
                                                                      Fund
                                                        --------------------------------
                                                         For the Six        For the
                                                         Months Ended      Year Ended
                                                        March 31, 2002 September 30, 2001
                                                        -------------- ------------------
                                                         (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
  Proceeds from shares issued..........................  $ 1,115,615      $ 1,496,377
  Dividends reinvested.................................      117,553          123,322
  Cost of shares redeemed..............................     (243,433)        (329,154)
                                                         -----------      -----------
  Change in net assets from Class A Share transactions.  $   989,735      $(1,290,545)
                                                         ===========      ===========
Class B Shares:
  Proceeds from shares issued..........................  $ 1,536,687      $ 2,994,486
  Dividends reinvested.................................      150,201           57,146
  Cost of shares redeemed..............................     (501,571)        (133,987)
                                                         -----------      -----------
  Change in net assets from Class B Share transactions.  $ 1,185,317      $ 2,917,645
                                                         ===========      ===========
Class C Shares:
  Proceeds from shares issued..........................  $     7,288      $   207,299
  Dividends reinvested.................................        8,091              884
  Cost of shares redeemed..............................         (907)          (4,799)
                                                         -----------      -----------
  Change in net assets from Class C Share transactions.  $    14,472      $   203,384
                                                         ===========      ===========
Trust Shares:
  Proceeds from shares issued..........................  $ 1,034,925      $ 2,992,007
  Dividends reinvested.................................      218,208          352,742
  Cost of shares redeemed..............................   (1,593,384)        (502,309)
                                                         -----------      -----------
  Change in net assets from Trust Share transactions...  $  (340,251)     $ 2,842,440
                                                         ===========      ===========
  Change in net assets from capital transactions.......  $ 1,849,273      $ 7,254,014
                                                         ===========      ===========
SHARE TRANSACTIONS:
Class A Shares:
  Issued...............................................      125,290          154,983
  Reinvested...........................................       13,035           12,121
  Redeemed.............................................      (26,876)         (33,944)
                                                         -----------      -----------
  Change in Class A Shares.............................      111,449          133,160
                                                         ===========      ===========
Class B Shares:
  Issued...............................................      174,288          314,287
  Reinvested...........................................       16,780            5,669
  Redeemed.............................................      (56,748)         (14,574)
                                                         -----------      -----------
  Change in Class B Shares.............................      134,320          305,382
                                                         ===========      ===========
Class C Shares:
  Issued...............................................          819           20,707
  Reinvested...........................................          902               95
  Redeemed.............................................         (102)            (518)
                                                         -----------      -----------
  Change in Class C Shares.............................        1,619           20,284
                                                         ===========      ===========
Trust Shares:
  Issued...............................................      115,108          314,746
  Reinvested...........................................       24,196           34,593
  Redeemed.............................................     (176,253)         (53,352)
                                                         -----------      -----------
  Change in Trust Shares...............................      (36,949)         295,987
                                                         ===========      ===========
  Change in Shares.....................................      210,439           21,046
                                                         ===========      ===========

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                            Capital Manager
                                                              Growth Fund
                                                   --------------------------------
                                                    For the Six        For the
                                                    Months Ended      Year Ended
                                                   March 31, 2002 September 30, 2001
                                                   -------------- ------------------
                                                    (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued......................   $  753,554       $2,201,254
 Dividends reinvested.............................      129,125          151,056
 Cost of shares redeemed..........................     (223,036)        (762,461)
                                                     ----------       ----------
 Change in net assets from Class A Share
   transactions...................................   $  659,643       $1,589,849
                                                     ==========       ==========
Class B Shares:
 Proceeds from shares issued......................   $1,627,391       $4,335,942
 Dividends reinvested.............................      246,292          188,497
 Cost of shares redeemed..........................     (246,910)        (722,121)
                                                     ----------       ----------
 Change in net assets from Class B Share
   transactions...................................   $1,626,773       $3,802,318
                                                     ==========       ==========
Class C Shares:
 Proceeds from shares issued......................   $    4,581       $    8,357
 Dividends reinvested.............................          403                1
                                                     ----------       ----------
 Change in net assets from Class C Share
   transactions...................................   $    4,984       $    8,358
                                                     ==========       ==========
Trust Shares:
 Proceeds from shares issued......................   $1,510,762       $2,167,397
 Dividends reinvested.............................       49,930           72,310
 Cost of shares redeemed..........................     (566,907)        (291,880)
                                                     ----------       ----------
 Change in net assets from Trust Share
   transactions...................................   $  993,785       $1,947,827
                                                     ==========       ==========
 Change in net assets from capital transactions...   $3,285,185       $7,348,352
                                                     ==========       ==========
SHARE TRANSACTIONS:
Class A Shares:
 Issued...........................................       86,822          225,964
 Reinvested.......................................       14,689           14,491
 Redeemed.........................................      (25,564)         (81,279)
                                                     ----------       ----------
 Change in Class A Shares.........................       75,947          159,176
                                                     ==========       ==========
Class B Shares:
 Issued...........................................      189,677          448,864
 Reinvested.......................................       28,180           18,093
 Redeemed.........................................      (28,689)         (77,250)
                                                     ----------       ----------
 Change in Class B Shares.........................      189,168          389,707
                                                     ==========       ==========
Class C Shares:
 Issued...........................................          539              903
 Reinvested.......................................           46               --
                                                     ----------       ----------
 Change in Class C Shares.........................          585              903
                                                     ==========       ==========
Trust Shares:
 Issued...........................................      171,779          213,446
 Reinvested.......................................        5,677            6,931
 Redeemed.........................................      (64,270)         (31,109)
                                                     ----------       ----------
 Change in Trust Shares...........................      113,186          189,268
                                                     ==========       ==========
 Change in shares.................................      378,886          739,054
                                                     ==========       ==========

                                   Continued

BB&T FUNDS

                                March 31, 2002


                                                              Capital Manager Aggressive Growth Fund
                                                             ----------------------------------------
                                                                                       For the
                                                                For the Six          Period from
                                                                Months Ended      March 19, 2001 to
                                                             March 31, 2002 (a) September 30, 2001 (a)
                                                             ------------------ ----------------------
                                                                (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued................................      $367,759           $   220,659
 Dividends reinvested.......................................            --                     8
 Cost of shares redeemed....................................        (2,993)               (9,108)
                                                                  --------           -----------
 Change in net assets from Class A Share transactions.......      $364,766           $   211,559
                                                                  ========           ===========
Class B Shares:
 Proceeds from shares issued................................      $374,673           $   856,316
 Cost of shares redeemed....................................       (57,599)               (4,177)
                                                                  --------           -----------
 Change in net assets from Class B Share transactions.......      $317,074           $   852,139
                                                                  ========           ===========
Class C Shares:
 Proceeds from shares issued................................      $     --           $     1,000
                                                                  --------           -----------
 Change in net assets from Class C Share transactions.......      $     --           $     1,000
                                                                  ========           ===========
Trust Shares:
 Proceeds from shares issued................................      $ 77,086           $15,001,198
 Dividends reinvested.......................................            --                 5,540
 Cost of shares redeemed....................................        (7,774)                   --
                                                                  --------           -----------
 Change in net assets from Trust Share transactions.........      $ 69,312           $15,006,738
                                                                  ========           ===========
 Change in net assets from capital transactions.............      $751,152           $16,071,436
                                                                  ========           ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.....................................................        38,508                21,519
 Reinvested.................................................            --                     1
 Redeemed...................................................          (318)                 (920)
                                                                  --------           -----------
 Change in Class A Shares...................................        38,190                20,600
                                                                  ========           ===========
Class B Shares:
 Issued.....................................................        39,682                84,865
 Redeemed...................................................        (5,983)                 (448)
                                                                  --------           -----------
 Change in Class B Shares...................................        33,699                84,417
                                                                  ========           ===========
Class C Shares:
 Issued.....................................................            --                   100
                                                                  --------           -----------
 Change in Class C Shares...................................            --                   100
                                                                  ========           ===========
Trust Shares:
 Issued.....................................................         7,882             1,500,100
 Reinvested.................................................            --                   540
 Redeemed...................................................          (826)                   --
                                                                  --------           -----------
 Change in Trust Shares.....................................         7,056             1,500,640
                                                                  ========           ===========
 Change in Shares...........................................        78,945             1,605,757
                                                                  ========           ===========

(a)For the period from March 19, 2001 (commencement of operations) through September 30, 2001

                                   Continued

BB&T FUNDS

                                March 31, 2002



8. Special Meeting of Shareholders (Unaudited):

   On November 28, 2001, there was a special meeting of the Shareholders of the BB&T Intermediate Corporate Bond Fund. There was one proposal put forth for vote by the Shareholders of the Fund. The description of the proposal and the number of shares voted are as follows:

A. To approve a new Investment Sub-Advisory Agreement between BB&T and Federated Investment Management Company with respect to the Fund.

                       For                  Against Abstain
                       ---                  ------- -------
                    10,337,988                 0     6,668

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

[LOGO] BB&T Funds
Sensible Investing for Generations(R)

Semi-Annual Report
       To Shareholders

INVESTMENT ADVISER
BB&T Asset Management, Inc.
434 Fayetteville Street Mall
Raleigh, NC 27601

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219                              [GRAPHIC]

LEGAL COUNSEL
Ropes & Gray
1301 K Street, N.W.
Suite 800 E.
Washington D.C. 20005

TRANSFER AGENT
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza, Suite 1600
Columbus, OH 43215


-----------------
   March 31, 2002                                                         05/02